UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: April 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

    [insert Semi-Annual Report here]

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Domestic Equity Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Capital Appreciation A2	5.65%	12.08%	11.97%	8.66%
Capital Appreciation A3	-0.16%	5.92%	10.71%	8.05%
Capital Appreciation B2	5.19%	11.13%	11.03%	7.96%	[4]
Capital Appreciation B3	1.50%	7.23%	10.77%	7.96%	[4]
Capital Appreciation C2	5.31%	11.30%	11.18%	7.89%
Capital Appreciation C3	4.56%	10.51%	11.18%	7.89%
Capital Appreciation I2	5.78%	12.41%	12.30%	8.95%
Capital Appreciation R3[2]	5.46%	11.71%	11.66%	8.48%
Capital Appreciation R4[2]	5.64%	12.08%	12.01%	8.77%
Capital Appreciation R5[2]	5.80%	12.41%	12.34%	9.04%
Capital Appreciation R6[2,5]	5.86%	12.50%	12.45%	9.13%
Capital Appreciation Y2	5.84%	12.48%	12.45%	9.13%
Russell 3000 Index	4.74%	12.74%	14.33%	8.66%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Captial Appreciation Class A	1.10%	1.10%
Captial Appreciation Class B	1.95%	1.95%
Captial Appreciation Class C	1.81%	1.81%
Captial Appreciation Class I	0.76%	0.76%
Captial Appreciation Class R3	1.40%	1.40%
Captial Appreciation Class R4	1.10%	1.10%
Captial Appreciation Class R5	0.80%	0.80%
Captial Appreciation Class R6	0.70%	0.70%
Captial Appreciation Class Y	0.70%	0.70%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Saul J. Pannell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Frank D. Catrickes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Director, Risk Management

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 5.65%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 4.74% and 4.40%, respectively, for the same period. The Fund also outperformed the 4.57% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December,

U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Eight of ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+11%), Healthcare (+9%) and Information Technology (+7%) sectors, while the Energy (-5%) , Utilities (-1%) and Telecommunication Services (+2%) sectors lagged on a relative basis.

The Fund outperformed the Russell 3000 Index driven primarily by strong stock selection within the Consumer Discretionary, Consumer Staples and Financials sectors. Stock selection within Energy and Information Technology detracted modestly from returns. Sector allocation, a result of bottom-up stock selection, also contributed to results relative to the the Russell 3000 Index driven by our overweight to Information Technology and underweights to Utilities and Financials.

NXP Semiconductor (Information Technology), Sony (Consumer Discretionary) and Uber Technologies (Information Technology) contributed to relative returns over the period. The share price of NXP Semiconductor, a Netherlands-based semiconductor company, moved higher as it continues to maintain its status as a well-positioned semiconductor manufacturer. The stock outperformed over the period following the announcement of a merger with semiconductor company Freescale, which would make the combined company one of the largest firms in the industry. Shares of Sony, a Japan-based manufacturer of electronic equipment for consumers and industry, rose on optimism that the company will emerge stronger after exiting the PC business. Shares of Uber Technologies, a U.S.-based ride-sharing service, increased over the period due to an increase in bookings that came in ahead of projections. Additionally, Baidu, a leading search engine in China, announced that it intends to invest $600 million in Uber and connect its mapping and search features with Uber in China. Apple (Information Technology) and Bristol-Myers (Healthcare) contributed to results on an absolute basis over the period.

The top detractors from relative performance included Micron Technology (Information Technology), Petrobas (Energy), and Pioneer Natural Resources (Energy). Shares of Micron Technology, a U.S.-based semiconductor manufacturer, fell as investors worried about the demand outlook for the DRAM market. Shares of Petrobas, a Brazil-based integrated oil and gas company, fell due to President Dilma Rousseff’s re-election which is viewed negatively for the stock and because the company was forced to delay publication of third quarter earnings results due to an investigation on corruption being conducted by the Brazilian Federal Police. A sharp decline in oil prices further pressured the stock price. U.S.-based independent oil and gas exploration company Pioneer Natural Resources’ shares underperformed amid falling oil prices, as lower crude prices have caused a major retrenchment in oil company exploration and production spending.

Derivatives were not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We are constructive about the prospects for 2015. Our research leads us to believe that more opportunities for active managers now exist in equity markets as correlations within indexes move lower and dispersion of returns within sectors increases. As markets for equities continue to deepen, we expect the environment for active management to improve. Despite what we see as valuations that are higher than recent normal levels, we remain constructive on the U.S. Economic fundamentals continue to improve and our growth outlook remains positive. Top line revenue growth, stock specific risk opportunities, and returns on capital have led the way in a modestly rising market year-to-date.

At the end of the period, our largest overweights were to the Healthcare and Information Technology sectors, while our largest underweights were to the Consumer Staples and Energy sectors, relative to the Russell 3000 Index.

4

Hartford Core Equity Fund inception 04/30/1998

(formerly The Hartford Disciplined Equity Fund)

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Core Equity A2	7.25%	16.64%	15.58%	8.41%
Core Equity A3	1.35%	10.22%	14.28%	7.80%
Core Equity B2	6.87%	15.74%	14.71%	7.83%	[4]
Core Equity B3	1.87%	10.74%	14.47%	7.83%	[4]
Core Equity C2	6.89%	15.85%	14.76%	7.62%
Core Equity C3	5.89%	14.85%	14.76%	7.62%
Core Equity I2,5	7.30%	16.69%	15.59%	8.41%
Core Equity R3[2]	7.12%	16.31%	15.38%	8.31%
Core Equity R4[2]	7.32%	16.72%	15.73%	8.57%
Core Equity R5[2]	7.43%	17.07%	16.07%	8.85%
Core Equity R6[2,5]	7.45%	17.06%	16.11%	8.91%
Core Equity Y2	7.50%	17.11%	16.12%	8.92%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 03/31/2015. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I and R6 shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

Hartford Core Equity Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.79%	1.07%
Core Equity Class B	1.54%	2.19%
Core Equity Class C	1.54%	1.76%
Core Equity Class I	0.54%	0.76%
Core Equity Class R3	1.09%	1.40%
Core Equity Class R4	0.79%	1.04%
Core Equity Class R5	0.49%	0.74%
Core Equity Class R6	0.45%	0.61%
Core Equity Class Y	0.49%	0.61%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of the Hartford Core Equity Fund returned 7.25%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.40% for the same period. The Fund outperformed the 3.92% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the

U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Eight out of ten sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+12%), Healthcare (+7%), and Information Technology (+6%), performing the best. Energy (-5%) and Utilities (-1%) lagged on a relative basis during the period.

Overall, outperformance versus the S&P 500 Index was driven by strong security selection, primarily within the Consumer Staples, Industrials, and Healthcare sectors. This more than offset negative stock selection within the Consumer Discretionary sector. Sector allocation, a result of the bottom up stock selection process, also contributed to outperformance relative to the S&P 500 Index during the period, in part due to our underweight to Energy and overweight to Consumer Discretionary. This was partially offset by our overweight to Utilities and Consumer Staples. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The top contributors to relative performance were Omnicare (Healthcare), Dollar Tree (Consumer Discretionary), and AutoZone (Consumer Discretionary). Shares of Omnicare, a healthcare services company offering long term and specialty care services, rose due to news on the potential sale of the company. Shares of Dollar Tree, a U.S.-based discount variety store, rose after the company posted better-than-expected quarterly earnings and increased its guidance for the full fiscal year. Shares of AutoZone, a

6

Hartford Core Equity Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

U.S.-based retailer of aftermarket auto parts, moved higher amid solid quarterly earnings and the announcement of an additional $750 million stock buyback authorization. In addition, our position in Apple (Information Technology) was a top contributor to absolute performance.

The top detractors from relative performance were Biogen (Healthcare), Ralph Lauren (Consumer Discretionary), and Amazon.com (Consumer Discretionary). Shares of Biogen, a U.S.-based biotechnology company, underperformed after the firm reported disappointing earnings. Shares of Ralph Lauren, a producer of apparel, accessories, fragrances, and home furnishings, fell during the period after management reported disappointing revenue and earnings, driven in part by a strengthening U.S. Dollar that adversely affected exports. Shares of Amazon.com, a U.S.-based leader in the online e-commerce industry, outperformed after the company posted better than expected quarterly earnings. Not owning this S&P 500 Index-component stock weighed on relative performance during the period. Top absolute detractors also included Qualcomm (Information Technology) and Salix Pharmaceuticals (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends that may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection for seeking to generate outperformance relative to the S&P 500 Index.

At the end of the period, our largest overweight positions relative to the S&P 500 Index were to Healthcare, Consumer Staples, and Consumer Discretionary, while our largest underweights were in Financials and Energy.

7

The Hartford Dividend and Growth Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Dividend & Growth A2	3.88%	9.90%	12.69%	8.51%
Dividend & Growth A3	-1.83%	3.86%	11.42%	7.90%
Dividend & Growth B2	3.41%	8.88%	11.69%	7.76%	[4]
Dividend & Growth B3	-1.30%	3.93%	11.43%	7.76%	[4]
Dividend & Growth C2	3.50%	9.08%	11.86%	7.71%
Dividend & Growth C3	2.56%	8.10%	11.86%	7.71%
Dividend & Growth I2	4.00%	10.13%	12.96%	8.77%
Dividend & Growth R3[2]	3.71%	9.52%	12.36%	8.30%
Dividend & Growth R4[2]	3.89%	9.89%	12.71%	8.61%
Dividend & Growth R5[2]	4.03%	10.19%	13.06%	8.87%
Dividend & Growth R6[2,5]	4.11%	10.33%	13.16%	8.97%
Dividend & Growth Y2	4.07%	10.28%	13.15%	8.96%
Russell 1000 Value Index	2.89%	9.31%	13.39%	7.51%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

8

The Hartford Dividend and Growth Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.02%	1.02%
Dividend and Growth Class B	1.94%	1.96%
Dividend and Growth Class C	1.77%	1.77%
Dividend and Growth Class I	0.81%	0.81%
Dividend and Growth Class R3	1.35%	1.35%
Dividend and Growth Class R4	1.04%	1.04%
Dividend and Growth Class R5	0.74%	0.74%
Dividend and Growth Class R6	0.64%	0.64%
Dividend and Growth Class Y	0.64%	0.64%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 3.88%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 4.40% for the same period. The Fund outperformed the 3.0% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening

U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Eight out of ten sectors in the S&P 500 Index rose during the period, with Consumer Discretionary (+12%), Healthcare (+7%), and Information Technology (+6%), performing the best. Energy (-5%) and Utilities (-1%) lagged on a relative basis during the period.

Overall sector allocation, a result of the bottom up stock selection process, detracted from performance relative to the S&P 500 Index during the period, in part due to our underweight to Consumer Discretionary and Information Technology and overweight to

9

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Financials. This was partially offset by our overweight to the Healthcare sector. The Fund’s modest cash position detracted from relative performance in an upward-trending market. Security selection in the Industrials and Information Technology sectors contributed to relative performance, while selection in Energy and Financials detracted.

The Fund’s top detractors from performance relative to the S&P 500 Index included Apple (Information Technology), Amazon.com (Information Technology) and Prudential Financial (Financials). Shares of Apple, a designer, manufacturer, and marketer of mobile communications and media devices, rose after the company posted better-than-expected revenue and an increase in gross margins. Being underweight this benchmark-component stock weighed on relative performance during the period. Shares of Amazon.com, a U.S.-based leader in the online e-commerce industry, outperformed after the company posted better than expected quarterly earnings. Not owning this benchmark-component stock weighed on relative performance during the period. Shares of Prudential Financial, a leading provider of insurance and financial services both in the U.S. and globally, underperformed along with the broader financials sector amid an unfavorable interest rate environment and lackluster earnings sentiment. Top absolute detractors also included Exxon Mobil (Energy), Chevron (Energy), and Johnson & Johnson (Healthcare).

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Equifax (Industrials), Lowe’s (Consumer Discretionary), and CVS (Consumer Staples). Shares of Equifax, a U.S.-based provider of information solutions and human resources business process outsourcing services, outperformed during the period due to acceleration in growth of all business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Shares of Lowe’s, a retailer engaged in the retail sale of home improvement products, rose due to positive trends in home improvement. Shares of CVS, a U.S.-based retail pharmacy, outperformed after the company reaffirmed five-year growth targets and announced a dividend increase and robust share-repurchase forecast. Top absolute performers also included Apple (Information Technology).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to search for investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and solid companies that are temporarily out of favor. At the end of the period, our largest overweights were to Financials, Industrials, and Healthcare, while we remained underweight consumer Discretionary, Information Technology, and Consumer Staples, relative to the S&P 500 Index.

10

The Hartford Equity Income Fund inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Equity Income A2	3.53%	7.06%	13.34%	8.55%
Equity Income A3	-2.17%	1.17%	12.07%	7.94%
Equity Income B2	3.45%	6.91%	12.69%	7.84%	[4]
Equity Income B3	-1.54%	1.91%	12.44%	7.84%	[4]
Equity Income C2	3.19%	6.30%	12.52%	7.78%
Equity Income C3	2.19%	5.30%	12.52%	7.78%
Equity Income I2	3.67%	7.37%	13.65%	8.81%
Equity Income R3[2]	3.36%	6.71%	12.97%	8.34%
Equity Income R4[2]	3.56%	7.07%	13.32%	8.62%
Equity Income R5[2]	3.70%	7.36%	13.67%	8.91%
Equity Income R6[2,5]	3.69%	7.45%	13.77%	9.00%
Equity Income Y2	3.68%	7.45%	13.77%	9.00%
Russell 1000 Value Index	2.89%	9.31%	13.39%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Equity Income Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.03%	1.03%
Equity Income Class B	1.91%	1.91%
Equity Income Class C	1.76%	1.76%
Equity Income Class I	0.76%	0.76%
Equity Income Class R3	1.37%	1.37%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.66%	0.66%
Equity Income Class Y	0.66%	0.66%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 3.53%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 2.89% for the same period. The Fund also outperformed the 3.0% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November after positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

During the period eight out of ten sectors within the Russell 1000 Value Index posted positive absolute returns, with Consumer Discretionary (+11%), Healthcare (+9%), and Industrials (+3%) performing the best. Energy (-6%), Utilities (-1%), and Telecommunication Services (+1%) lagged the index on a relative basis during the period.

Overall, outperformance versus the Russell 1000 Value Index was driven by strong security selection, primarily within the Information

12

The Hartford Equity Income Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Technology and Consumer Staples sectors. This more than offset negative stock selection within Healthcare and Utilities. Sector allocation, driven by our bottom-up stock selection process, modestly detracted from relative returns during the period, primarily due to an underweight to Materials and Healthcare.

Top contributors to relative returns included Kraft Foods (Consumer Staples), Analog Devices (Information Technology), and Home Depot (Consumer Discretionary). Shares of Kraft Foods, a U.S.-based food manufacturer and processor, rose on the back of news that Heinz is to take over the U.S. food manufacturer in a deal which will create one of North America’s biggest food companies and bring together some of the biggest household brands in the U.S., ranging from Heinz ketchup to Jell-O desserts. Shares of Analog Devices, a semiconductor company focused on industrial, communications, and automotive end-markets, rose based on strong earnings reports. Shares of Home Depot, a U.S.-based home improvement retailer, rose due to positive trends in home improvement. Top absolute contributors to performance for the period also included Cisco Systems (Information Technology).

Top detractors from relative performance during the period included Suncor Energy (Energy), National Grid (Utilities), and UnitedHealth (Healthcare). Shares of Suncor, a producer of crude oil, primarily from the oil sands in Alberta, Canada, fell due to a massive decline in oil prices. Shares of National Grid, a U.K.-based regulatory utility with attractive U.S. transmission assets, moved lower during the period due to an uptick in interest rates and improved risk sentiment which caused investors to shift capital away from the traditionally defensive utility sector, weighing on the company’s stock price. Shares of UnitedHealth, a U.S.-based health insurance company, rose after the company announced its plans to purchase Catamaran, a pharmacy-benefit manager company. Not owning this benchmark-component stock weighed on relative performance during the period. Top detractors from absolute performance also included Exxon Mobil (Energy), Johnson & Johnson (Healthcare), and Chevron (Energy).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain cautiously optimistic as we enter the next period. We remain diligent in applying our process to find quality companies with what we consider to be superior dividend yields, total return potential, and discounted valuations. We believe our portfolio holdings are balanced and well-positioned to weather uncertainty in the markets, which we expect to persist in the coming months.

Our sector positioning did not change significantly during the period. At the end of the period, our largest overweights were to the Information Technology, Industrials, and Telecommunication

Services sectors, while our largest underweights were to the Financials and Consumer Discretionary sectors, relative to the Russell 1000 Value Index.

13

The Hartford Growth Opportunities Fund inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Opportunities A2	10.76%	23.67%	15.88%	10.89%
Growth Opportunities A3	4.66%	16.87%	14.57%	10.26%
Growth Opportunities B2	10.26%	22.59%	14.95%	10.21%	[4]
Growth Opportunities B3	6.00%	17.85%	14.72%	10.21%	[4]
Growth Opportunities C2	10.39%	22.81%	15.07%	10.10%
Growth Opportunities C3	9.54%	21.86%	15.07%	10.10%
Growth Opportunities I2	10.90%	23.98%	16.20%	11.20%
Growth Opportunities R3[2]	10.59%	23.29%	15.59%	10.74%
Growth Opportunities R4[2]	10.74%	23.69%	15.94%	11.04%
Growth Opportunities R5[2]	10.90%	24.04%	16.29%	11.30%
Growth Opportunities R6[2,5]	10.97%	24.16%	16.39%	11.40%
Growth Opportunities Y2	10.96%	24.14%	16.39%	11.40%
Russell 1000 Growth Index	6.54%	16.67%	15.49%	9.62%
Russell 3000 Growth Index	6.59%	16.50%	15.45%	9.69%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Growth Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.15%	1.15%
Growth Opportunities Class B	2.05%	2.07%
Growth Opportunities Class C	1.88%	1.88%
Growth Opportunities Class I	0.91%	0.91%
Growth Opportunities Class R3	1.45%	1.46%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.85%	0.85%
Growth Opportunities Class R6	0.75%	0.75%
Growth Opportunities Class Y	0.75%	0.75%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Growth Opportunities Fund returned 10.76%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 3000 Growth Index, which returned 6.59% for the same period. The Fund also outperformed the Russell 1000 Growth Index, which returned 6.54% for the same period. The Fund outperformed the 5.57% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November after positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

The Russell 3000 Growth Index returned 6.6% over the period. Eight of the ten sectors in the Index rose during the period. Consumer Discretionary (+11%), Information Technology (+8%), and Healthcare (+8%) gained the most while Energy (-4%), Utilities (-1%), and Industrials (+2%) lagged the most on a relative basis over the period.

15

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Strong security selection within Information Technology, Consumer Discretionary, and Healthcare was the primary driver of outperformance relative to the Russell 3000 Growth Index during the period, more than offsetting weak selection within Industrials. Sector allocation, a result of our bottom-up stock selection process, detracted slightly from benchmark-relative performance.

Top contributors to relative performance during the period included Uber Technologies (Information Technology), Netflix (Consumer Discretionary), and Amazon (Consumer Discretionary). Private placement Uber Technologies, an innovative mobile application ridesharing service, was the largest contributor during the period. Uber has been expanding and growing at a rapid pace, penetrating new markets and increasing market share on a global scale. We initiated a position in Uber in 2014 and since that time the company has successfully completed additional rounds of financing at substantially increased valuations. Shares of Netflix, a U.S.-based provider of subscription service for television shows and movies via mail and digital streaming, rose due to improved marketing and content costs from global original content licensing, and expectations for long-term subscriber growth and earnings potential. Shares of Amazon, a U.S.-based leader in the online e-commerce industry, rose on healthy results from the U.S. retail side of the business. Amazon, the premier player in the cloud computing sector, with a broad range of networking services, continues to grow in the U.S. at approximately twice the pace of overall e-commerce with nearly 30% market share. Apple (Information Technology) was a top contributor on an absolute basis.

Top relative detractors from performance during the period included Pioneer (Energy), Alibaba (Information Technology), and Baidu (Information Technology). Shares of Pioneer, a U.S.-based independent oil and gas exploration company, detracted from performance relative to the Russell 3000 Growth Index during the period as the rapid decline in oil prices had a strongly negative impact across energy stocks. Shares of Alibaba, a China-based internet company that facilitates the vast majority of e-commerce in China, underperformed during the period due to worries about the slowing Chinese economy and concerns that Chinese consumers will shift to mobile shopping, curtailing advertising revenue. Shares of China-based internet search provider Baidu underperformed as the company reported 2014 fourth quarter earnings that were lower than consensus estimates. Lower earnings were driven by higher than expected selling, general, and administrative expenses, and issued revenue guidance below expectations. Yelp (Information Technology) and Haliburton (Energy) were also top detractors from absolute performance over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The rally in global equity markets, and particularly growth stocks, continued in the first quarter of 2015. We believe equity markets will continue rewarding quality growth-oriented companies that are attractively valued and provide the potential for future growth for the portfolio. We strongly believe that the portfolio is well-positioned for future growth, with major holdings in what we believe are undervalued stocks trading at attractive multiples. We believe many of these holdings have ample room for future acceleration of earnings and that this growth will ultimately be recognized and compensated for in the market.

At the end of the period, the Fund’s largest sector overweights were Healthcare, Information Technology, and Consumer Discretionary, offsetting underweights to Consumer Staples, Energy, and Telecommunication Services sectors.

16

The Hartford Healthcare Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Healthcare A2	11.84%	30.11%	21.78%	13.07%
Healthcare A3	5.69%	22.96%	20.41%	12.43%
Healthcare B2	11.39%	29.03%	20.77%	12.37%	[4]
Healthcare B3	6.39%	24.03%	20.58%	12.37%	[4]
Healthcare C2	11.46%	29.20%	20.92%	12.27%
Healthcare C3	10.46%	28.20%	20.92%	12.27%
Healthcare I2	12.00%	30.49%	22.15%	13.39%
Healthcare R3[2]	11.68%	29.70%	21.49%	12.92%
Healthcare R4[2]	11.84%	30.08%	21.86%	13.24%
Healthcare R5[2]	12.01%	30.50%	22.23%	13.53%
Healthcare Y2	12.04%	30.59%	22.33%	13.60%
S&P 500 Index	4.40%	12.98%	14.33%	8.32%
S&P North American Health Care Sector Index	9.38%	28.48%	21.84%	12.20%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

17

The Hartford Healthcare Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.33%	1.33%
Healthcare Class B	2.20%	2.20%
Healthcare Class C	2.06%	2.06%
Healthcare Class I	1.05%	1.05%
Healthcare Class R3	1.64%	1.64%
Healthcare Class R4	1.34%	1.34%
Healthcare Class R5	1.05%	1.05%
Healthcare Class Y	0.94%	0.94%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Healthcare Fund returned 11.84%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 9.38% for the same period. The Fund also outperformed the S&P 500 Index, which returned 4.40% for the same period. The Fund underperformed the 12.59% average return of the average fund in the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+9%) outperformed both the broader U.S. market (+4%) and the global equity market (+5%) during the period, as measured by the S&P North American Health Care, S&P 500, and the MSCI World Indices respectively. Within the S&P North American Health Care Index, four of the five sub-sectors posted positive absolute returns. Biopharma mid-cap (+24%), health services (+15%), and medical technology (+8%) led while biopharma large-cap (+5%) and small-cap (0%) lagged the broader health care index.

The Fund outperformed the S&P North American Health Care Sector Index primarily due to positive stock selection, but sector allocation also contributed. Security selection was strongest in small-cap biopharma names and medical technology during the period. Overweight allocations to mid-cap biopharma names and health services as well as an underweight to large-cap biopharma contributed to relative performance. However, an overweight allocation to small-cap biopharma as well as a modest cash position in an upward trending market environment detracted from relative results during the period.

Holdings of Johnson & Johnson (pharma, biotech, & life sciences), TESARO (pharma, biotech, & life sciences) and NPS Pharmaceuticals (pharma, biotech, & life sciences) contributed most to results relative to the S&P North American Health Care Sector Index. Shares of Johnson & Johnson, a U.S.-based multinational medical devices, pharmaceutical and consumer packaged goods manufacturer, underperformed over the time period as strong results in pharmaceuticals were not enough to offset sluggish growth in their consumer and medical device segments. An underweight to the stock

18

The Hartford Healthcare Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

relative to the S&P North American Health Care Sector Index contributed to relative results. Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed over the last six months due to building enthusiasm around an ovarian cancer drug currently undergoing clinical trials. NPS Pharmaceuticals, a U.S.-based biopharmaceutical company focused on developing therapies to treat orphan diseases, saw its stock soar on takeover rumors at the end of 2014 and was subsequently bought out by Shire, a global specialty biopharmaceutical company. Top contributors to absolute performance during the period also included Actavis (pharma, biotech, & life sciences) and Aetna (health care equipment & services).

Valeant Pharmaceuticals (pharma, biotech, & life sciences), Aerie Pharmaceuticals (pharma, biotech, & life sciences), and Pfizer (pharma, biotech, & life sciences) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of Valeant Pharmaceuticals, a multinational specialty pharmaceutical company, rose on strong fourth quarter results and an announcement the company would acquire Salix Pharmaceuticals, a U.S.-based specialist pharmaceutical company. Not owning the strong performing S&P North American Health Care Sector Index constituent weighed on relative returns. Shares of Aerie Pharmaceuticals, a U.S.-based pharmaceutical company, fell dramatically towards the end of the period on news that the company’s lead experimental eye drug candidate had failed to yield positive results in late-stage clinical trials. Not owning S&P North American Health Care Sector Index component Pfizer hurt relative performance as the U.S.-based pharmaceutical company saw shares rise on news of the company’s acquisition of Hospira, a manufacturer of injectable drugs and infusion technologies. Top detractors from absolute performance during the period also included Gilead Sciences (pharma, biotech, & life) and Regulus Therapeutics (pharma, biotech, & life).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe that there continue to be pockets of opportunity in biotech, but after a multi-year run of outstanding performance, near term prospects for the subsector appear to be mixed. We remain vigilant about short-term risk in the subsector and continue to seek what we consider to be attractively-valued mature companies with strong revenue growth, as well as the smaller companies with the most promising pipelines. Our bullish view of biomedical innovation is unchanged and, on that basis, so is our view of the long-term prospects for biotech.

We also remain optimistic about the broad outlook for the Healthcare sector. We believe that biomedical innovation is as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies.

Evolving structures of healthcare markets globally may create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim stocks on strength and to add on weakness in order to seek to generate favorable returns while minimizing risk.

19

The Hartford MidCap Fund inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap A2	6.38%	12.68%	14.14%	10.80%
MidCap A3	0.53%	6.48%	12.86%	10.17%
MidCap B2	5.91%	11.74%	13.16%	10.09%	[4]
MidCap B3	1.27%	6.85%	12.91%	10.09%	[4]
MidCap C2	6.00%	11.90%	13.34%	10.04%
MidCap C3	5.07%	10.92%	13.34%	10.04%
MidCap I2	6.48%	12.99%	14.43%	10.99%
MidCap R3[2]	6.21%	12.35%	13.82%	10.83%
MidCap R4[2]	6.40%	12.69%	14.18%	11.03%
MidCap R5[2]	6.53%	13.03%	14.52%	11.23%
MidCap R6[2,5]	6.60%	13.18%	14.64%	11.30%
MidCap Y2	6.57%	13.15%	14.64%	11.30%
S&P MidCap 400 Index	6.53%	12.28%	14.41%	10.59%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

20

The Hartford MidCap Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.15%	1.15%
MidCap Class B	2.05%	2.05%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.90%	0.90%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.16%	1.16%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.76%	0.76%
MidCap Class Y	0.76%	0.76%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 6.38%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 6.53% for the same period. The Fund also underperformed the 6.62% average return of the Lipper Mid-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns also varied noticeably by market-cap, as mid-cap stocks (+7%) and small-cap stocks (+5%) outperformed large-cap stocks (+4%), as measured by the S&P MidCap 400, Russell 2000, and S&P 500 Indices, respectively. Within the S&P MidCap 400 Index, eight of the ten sectors posted positive returns. The Healthcare (+17%), Information Technology (+11%), and Consumer Staples, (+10%) sectors performed best while Energy (-10%) and Utilities (-2%) lagged.

The Fund underperformed the S&P MidCap 400 Index during the period primarily as a result of weak security selection. Stock selection was weakest in the Consumer Discretionary and Information Technology sectors, which more than offset positive stock selection in Industrials and Financials. Sector allocation, a result of our bottom up stock selection process, contributed to performance during the period due primarily to an overweight to the Healthcare and underweight to the Utilities sectors. Our overweight to Energy and Industrials detracted on a relative basis.

21

The Hartford MidCap Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

Top relative detractors included Yelp (Information Technology), Skyworks Solutions (Information Technology), and HomeAway (Information Technology). Shares of Yelp, a web-based consumer review business, underperformed due to concerns about slowing growth. Skyworks Solutions, a U.S.-based semiconductor supplier with products sold to manufacturers of smart phones and other mobile devices, rose due to the success of the iPhone 6. Not owning this S&P MidCap 400 Index component stock weighed on relative performance during the period. Shares of HomeAway, an online vacation home rental service, declined during the period after management reduced earnings guidance. Top absolute detractors included Apollo Education (Consumer Discretionary).

Top contributors to performance relative to the S&P MidCap 400 Index included Equifax (Industrials), Incyte (Healthcare), and Monster Beverage (Consumer Staples). Shares of Equifax, a U.S.-based credit rating agency, outperformed during the period due to acceleration in growth of all business segments, favorable mortgage market conditions, and the smooth integration of recent acquisitions. Incyte is a drug developer company focused on the treatment of cancers, myelofibrosis, and inflammation. Shares rose on continuing positive news in the field of immuno-oncology, an approach that helps the body’s immune system to target tumors. Shares of Monster Beverage, a U.S.-based maker of energy drinks, outperformed as the company reported fourth quarter earnings that significantly exceeded consensus expectations, driven by higher than expected net revenue growth. Top absolute contributors for the period included Genpact (Information Technology) and Vantiv (Information Technology).

Derivatives were not used in this Fund and did not have an impact on performance during the period.

What is the outlook?

We believe the Fund is well positioned for the current market environment. We ended the period overweight Healthcare, including an allocation to market leading biotech companies and, increasingly, to medical device and service providers. We were modestly overweight Information Technology and Industrials, and we continued to have a small overweight in Energy stocks with what we consider to be strong balance sheets and competitively advantaged assets. Our largest underweight was to the Financials sector, where we continue to believe REITs are fundamentally less attractive than other opportunities.

22

The Hartford MidCap Value Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap Value A2	6.20%	8.94%	13.49%	9.66%
MidCap Value A3	0.36%	2.95%	12.21%	9.04%
MidCap Value B2	5.69%	8.01%	12.61%	9.02%	[4]
MidCap Value B3	1.09%	3.31%	12.36%	9.02%	[4]
MidCap Value C2	5.79%	8.12%	12.68%	8.85%
MidCap Value C3	4.87%	7.18%	12.68%	8.85%
MidCap Value I2	6.34%	9.33%	13.90%	9.85%
MidCap Value R3[2]	5.97%	8.58%	13.24%	9.77%
MidCap Value R4[2]	6.16%	8.95%	13.59%	9.94%
MidCap Value R5[2]	6.37%	9.33%	13.92%	10.10%
MidCap Value Y2	6.41%	9.36%	14.01%	10.14%
Russell 2500 Value Index	3.14%	6.28%	12.46%	8.72%
Russell MidCap Value Index	3.84%	9.97%	14.57%	9.77%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to

5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

The Hartford MidCap Value Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.27%	1.27%
MidCap Value Class B	2.10%	2.28%
MidCap Value Class C	1.99%	1.99%
MidCap Value Class I	0.92%	0.92%
MidCap Value Class R3	1.53%	1.53%
MidCap Value Class R4	1.22%	1.22%
MidCap Value Class R5	0.93%	0.93%
MidCap Value Class Y	0.82%	0.82%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 6.20%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmarks, the Russell 2500 Value Index and the Russell MidCap Value Index, which returned 3.14% and 3.84%, respectively, for the same period. The Fund also outperformed the 5.45% average return of the Lipper Mid-Cap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Returns varied noticeably by market-cap during the period, mid-cap equities (+7%) outperformed small-caps (+5%) and large-caps (+4%) as represented by the S&P MidCap 400 MidCap, Russell 2000, and S&P 500 indices, respectively. Returns also varied by style, with the Russell 2500 Value underperforming both the Russell 2500 Growth and the broader Russell 2500 Index. Seven of the ten sectors in the Russell 2500 Value Index gained during the period, with Healthcare (+13%), Consumer Staples (+9%), and Consumer Discretionary (+8%) performing the best. Energy (-14%) and Materials (-1%) lagged during the period.

The Fund’s outperformance relative to the Russell 2500 Value Index was driven primarily by strong security selection within Information Technology, Consumer Discretionary, and Energy, which more than offset unfavorable stock selection within Utilities and Consumer Staples. Overall sector allocation, a result of the stock selection process, contributed to relative returns, in part due to an overweight allocation to Healthcare and an underweight allocation to Utilities.

Top contributors to both absolute returns and returns relative to the Russell 2500 Value Index included NXP Semiconductors (Information Technology), Microsemi (Information Technology), and Diamondback Energy (Energy). The share price of Netherlands-based semiconductor company NXP Semiconductors moved higher following the announcement of a merger with semiconductor

24

The Hartford MidCap Value Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

company Freescale, which would make the combined company one of the largest firms in the industry. Shares of Microsemi, a U.S.-based analog and mixed signal semiconductor manufacturer, rose during the period after the firm introduced its second generation highly secure 64 gigabyte solid state drive. Shares of Diamondback Energy, an oil and natural gas company focused on the Permian Basin, rose during the period. The company bolstered its already-strong balance sheet in January with an equity raise that expanded the common share count by over 3%.

Top detractors from absolute returns and returns relative to the Russell 2500 Value Index included Trican Well Services (Energy), Wesco International (Industrials), and Moog (Industrials). Shares of Trican Well Services, a North American supplier of pressure pumping services to the oil and gas industry, fell during the period. Prospects for 2015 have eroded much more quickly than we envisioned, and it now appears the company will have to sell assets to provide some cushion against debt covenants. Shares of Wesco International, a distributor of industrial cabling, electrical, and lighting products, fell after the company reported lackluster earnings results and downward guidance revisions due to low oil prices and the strengthening U.S. dollar. Shares of Moog, a manufacturer of precision motion control products and systems for a broad range of applications in the aerospace, defense and industrial markets, fell due to soft revenue and slower-than-expected growth.

Derivatives were not used in the Fund and did not have a material impact on performance during the period.

What is the outlook?

U.S. economic growth thus far in 2015 has been below trend, with a strengthening U.S. Dollar adversely affecting exports and making future growth difficult and disruptions from cold weather and the west coast port strike. The U.S. consumer appears to be in a strong position, but hasn’t spent as much of the oil price windfall as most expected. We still believe Gross Domestic Product (GDP) growth rate is around 3%, and that the Fed will raise interest rates later this year, but the weak March jobs report and currently negative year-on-year inflation reading appear to significantly reduce the odds of a June move. With quantitative easing stimulus now in place in Europe, the likelihood of policy divergence has been reflected in the currency markets. The Fed will have to carefully consider the risks of further dollar strength. Our macroeconomics group has increased their forecast for European growth to this year. We believe that significant uncertainties remain in China, Russia, Brazil and the other emerging markets. We are slightly more overweight the cyclical sectors than we were at the beginning of the year. In a more uncertain environment, with valuations less attractive in our view than in recent years, we look for continued volatility in the equity markets. This should give us the chance to try to take advantage of opportunities to buy what we consider to be good, well-managed companies at temporarily depressed valuations. At the end of the period, our overweight allocations relative to the Russell 2500 Value

Index were in Materials, Consumer Discretionary, and Information Technology, while our greatest underweights continued to be in Financials and Utilities.

25

The Hartford Small Company Fund inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Small Company A2	3.51%	12.88%	13.71%	10.21%
Small Company A3	-2.18%	6.67%	12.43%	9.59%
Small Company B2	3.13%	12.03%	12.85%	9.61%	[4]
Small Company B3	-0.96%	7.58%	12.60%	9.61%	[4]
Small Company C2	3.14%	12.06%	12.90%	9.41%
Small Company C3	2.32%	11.17%	12.90%	9.41%
Small Company I2	3.63%	13.17%	14.01%	10.46%
Small Company R3[2]	3.40%	12.62%	13.51%	10.10%
Small Company R4[2]	3.54%	12.96%	13.86%	10.39%
Small Company R5[2]	3.72%	13.33%	14.19%	10.65%
Small Company R6[2,5]	3.79%	13.47%	14.31%	10.76%
Small Company Y2	3.75%	13.42%	14.30%	10.76%
Russell 2000 Growth Index	7.25%	14.65%	14.94%	10.41%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford Small Company Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.34%	1.34%
Small Company Class B	2.15%	2.29%
Small Company Class C	2.05%	2.05%
Small Company Class I	1.10%	1.10%
Small Company Class R3	1.55%	1.55%
Small Company Class R4	1.25%	1.25%
Small Company Class R5	0.95%	0.97%
Small Company Class R6	0.85%	0.85%
Small Company Class Y	0.85%	0.85%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Jamie A. Rome, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 3.51%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 7.25% for the same period. The Fund also underperformed the 5.85% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strongly with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the

27

The Hartford Small Company Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Large cap stocks (+4%) underperformed both small cap stocks (+5%) and mid cap stocks (+7%) during the period, as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (+7%) stocks outperformed small cap value (+2%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+14%), Utilities (+13%), and Information Technology (+11%) sectors performed best, while Energy (-10%), Consumer Staples (-2%), and Materials (-1%) lagged the broader index.

During the period, security selection was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. Selection was weakest in the Information Technology and Healthcare sectors, which more than offset positive relative results from stronger selection in the Energy and Materials sectors. Sector allocation, which is the result of bottom-up stock selection, also detracted from relative returns; an underweight to Consumer Staples contributed to relative results but was offset by an underweight to Healthcare and overweight to Industrials, which had a negative impact on relative results.

Top detractors from relative and absolute performance during the period included Mobileye (Information Technology), zulily (Consumer Discretionary), and Vince Holding (Consumer Discretionary). Shares of Mobileye, maker of an Advanced Driver Assistance System that makes cars safer and easier to drive, came under pressure in late 2014 due to concerns about competitive pressure. Online flash sale company zulily saw its shares fall as the company continued to post disappointing results stemming from marketing mis-execution and broader distribution issues. Vince Holding, an apparel vendor primarily focused on high-end department stores, saw shares fall as comparable growth in retail stores was below consensus estimates, which disappointed investors despite strong earnings results overall.

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Freescale Semiconductor (Information Technology), TESARO (Healthcare), and Anacor Pharmaceuticals (Healthcare). Shares of Freescale Semiconductor, a provider of microcontrollers and digital networking processors, rose during the period following an announcement that NXP Semiconductors would acquire the business at a meaningful premium. Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed due to improving expectations regarding the timeline for ongoing clinical trials. Shares of Anacor Pharmaceuticals, a biopharmaceutical company, climbed after the company announced strong quarterly results well above Wall Street forecasts. Top absolute contributors also included DexCom (Healthcare) and NPS Pharmaceuticals (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to maintain a cautiously optimistic view of the equity market. Although the pace of industrial growth appears to have slowed in the U.S. during recent months, it appears much of this slack is now being picked up by the consumer as a result of lower unemployment, and the implicit impact of energy price reductions. Appreciation of the U.S. dollar could remain a barrier to growth over the coming year, though small cap stocks historically haven’t had significant currency exposure, such that this would directly impact our investment universe. Though we believe some areas of the market, such as biotech, do look somewhat overbought today, we continue to find what we consider to be compelling investment opportunities across our investment universe.

We view a balanced portfolio as a means to hedge against risk associated with unpredictable events and economic outcomes. The Fund ended the period overweight in the Industrials and Information Technology sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight Healthcare and Consumer Staples.

28

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Small/Mid Cap Equity A2	4.44%	7.45%	13.23%	8.36%
Small/Mid Cap Equity A3	-1.31%	1.54%	11.95%	7.75%
Small/Mid Cap Equity B2	4.09%	6.70%	12.37%	7.84%	[4]
Small/Mid Cap Equity B3	-0.59%	1.89%	12.12%	7.84%	[4]
Small/Mid Cap Equity C2	4.07%	6.62%	12.36%	7.60%
Small/Mid Cap Equity C3	3.13%	5.66%	12.36%	7.60%
Small/Mid Cap Equity I2,5	4.52%	7.54%	13.24%	8.37%
Small/Mid Cap Equity R3[2]	4.39%	7.26%	13.21%	8.57%
Small/Mid Cap Equity R4[2]	4.55%	7.57%	13.44%	8.68%
Small/Mid Cap Equity R5[2]	4.68%	7.84%	13.69%	8.80%
Small/Mid Cap Equity Y2	4.73%	7.98%	13.71%	8.81%
Russell 2500 Index	5.64%	10.70%	14.01%	9.93%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 03/31/2015. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Small/Mid Cap Equity Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Small/Mid Cap Equity Class A	1.30%	1.41%
Small/Mid Cap Equity Class B	2.05%	2.32%
Small/Mid Cap Equity Class C	2.05%	2.16%
Small/Mid Cap Equity Class I	1.05%	1.10%
Small/Mid Cap Equity Class R3	1.50%	1.70%
Small/Mid Cap Equity Class R4	1.20%	1.37%
Small/Mid Cap Equity Class R5	0.90%	1.05%
Small/Mid Cap Equity Class Y	0.85%	0.96%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 4.44%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 5.64% for the same period. The Fund outperformed the 3.93% average return of the Lipper Mid-Cap Core Funds peer group a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the

U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Seven of the ten sectors in the Russell 2500 Index posted positive returns during the period. Strong performers included the Healthcare (+15%), Consumer Discretionary (+10%), and Information Technology (+9%) sectors, while the Energy (-13%), Telecommunications Services (-1%), and Utilities (0%) sectors lagged on an absolute and relative basis.

Security selection drove underperformance relative to the Russell 2500 Index. Weak selection in Materials, Financials, and Healthcare offset stronger stock selection in the Industrials, Information Technology, and Utilities sectors. Overall sector allocation, a fallout of our bottom-up stock selection process, also modestly detracted from returns relative to the Russell 2500 Index during the period due to underweights in the Healthcare, Utilities, and Materials sectors. The Fund’s modest cash position detracted from relative performance in an upward-trending market.

The largest detractors from performance relative to the Russell 2500 Index -relative and absolute performance were VAALCO (Energy), Century Aluminum (Materials), and Sonus Networks (Information Technology). Shares of VAALCO, an independent energy company principally engaged in the acquisition, exploration, development and production of crude oil and natural gas, underperformed due to news that its well off the shore of Angola was holding water and being plugged for the time being. Additionally, repercussions from an

30

The Hartford Small/Mid Cap Equity Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

impairment charge as a result of write-down of the fair value of two platforms off the coast of Gabon at the end of 2014 still rippled through the first quarter of 2015, driving an approximately 30% decline in stock value. Shares of Century Aluminum, a U.S.-based holding company engaged in the production of primary aluminum, underperformed due to weakness in aluminum prices (which are under pressure by the strong U.S. dollar) and declining premiums in North America and Europe since the beginning of 2015 driven by weak aluminum prices and Chinese oversupply. Century is also facing operation and labor-related challenges at several smelting facilities. Shares of Sonus Networks, a U.S.-based provider of networked solutions for telecommunications, wireless and cable service providers, underperformed over the period. Sonus preannounced weaker than expected results for the first quarter of 2015 and lowered guidance for 2015 results. The company pointed to orders it no longer expects to receive at the end of the quarter as the reason for the missed results and lowered guidance.

The largest contributors to performance relative to the Russell 2500 Index during the period were Anacor Pharmaceuticals (Healthcare), Alaska Air Group (Industrials), and WABCO Holdings (Industrials). Anacor Pharmaceuticals is a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics derived from its boron chemistry platform. Shares of Anacor outperformed based on favorable reaction to increased profits and revenues that beat the market’s expectations in the first quarter of 2015. Anacor also narrowed losses and continues to focus on its boron platform product pipeline. Shares of Alaska Air Group, the holding company of Alaska Airlines, Inc. which operates a network of regional air carriers throughout the U.S., Canada and Mexico, outperformed over the period due to expected positive impact from route expansion across the U.S. and Mexico. Shares of WABCO Holdings, a U.S.-based commercial truck parts manufacturer, outperformed as the company issued solid outlook for 2015, and is benefiting from a recovery in the European truck market. Skyworks Solutions (Information Technology) was also a top absolute contributor over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization techniques to seek to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, Information Technology, and Energy sectors and most underweight the Consumer Staples, Materials, and Financials sectors relative to the Russell 2500 Index.

31

The Hartford SmallCap Growth Fund inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
SmallCap Growth A2	8.26%	13.83%	17.06%	9.61%
SmallCap Growth A3	2.30%	7.57%	15.74%	8.99%
SmallCap Growth B2	7.77%	12.89%	16.16%	9.02%	[4]
SmallCap Growth B3	2.77%	7.89%	15.94%	9.02%	[4]
SmallCap Growth C2	7.87%	13.04%	16.21%	8.77%
SmallCap Growth C3	6.87%	12.04%	16.21%	8.77%
SmallCap Growth I2	8.43%	14.20%	17.42%	9.81%
SmallCap Growth R3[2]	8.09%	13.52%	16.80%	9.44%
SmallCap Growth R4[2]	8.28%	13.89%	17.16%	9.69%
SmallCap Growth R5[2]	8.43%	14.24%	17.51%	9.96%
SmallCap Growth R6[2,5]	8.51%	14.37%	17.63%	10.04%
SmallCap Growth Y2	8.49%	14.35%	17.62%	10.03%
Russell 2000 Growth Index	7.25%	14.65%	14.94%	10.41%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.
[5]	Inception: 11/07/2014. Cumulative returns not annualized.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of July 21, 2010, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

32

The Hartford SmallCap Growth Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
SmallCap Growth Class A	1.28%	1.28%
SmallCap Growth Class B	2.11%	2.26%
SmallCap Growth Class C	1.97%	1.97%
SmallCap Growth Class I	0.97%	0.97%
SmallCap Growth Class R3	1.53%	1.53%
SmallCap Growth Class R4	1.22%	1.22%
SmallCap Growth Class R5	0.91%	0.91%
SmallCap Growth Class R6	0.81%	0.81%
SmallCap Growth Class Y	0.81%	0.81%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford SmallCap Growth Fund returned 8.26%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 7.25% for the same period. The Fund outperformed the 5.85% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November on the heels of positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains.

Large cap stocks (+4%) underperformed both small cap stocks (+5%) and mid cap stocks (+7%) during the period, as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices respectively. Small cap growth (+7%) stocks outperformed small cap value (+2%) stocks during the period, as measured by the Russell 2000 Growth and Russell 2000 Value indices. Seven out of ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Healthcare (+14%), Utilities (+13%), and Information Technology (+11%) sectors performed best, while Energy (-10%), Consumer Staples (-2%), and Materials (-1%) lagged the broader index.

Security selection was the primary driver of outperformance relative to the Russell 2000 Growth Index during the period. Positive security selection within Information Technology, Industrials, and Materials more than offset negative selection within the Healthcare and Consumer Discretionary sectors. Sector allocation, driven by our bottom-up stock selection, detracted from relative returns during the

33

The Hartford SmallCap Growth Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

period. Negative results from being underweight Healthcare and overweight Consumer Staples were partially offset by our underweight in the Energy sector during the period. A modest cash position detracted in an upward trending market environment.

The top contributors to performance relative to the Russell 2000 Growth Index were Anacor Pharmaceuticals (Healthcare), Hyperion Therapeutics (Healthcare), and DexCom (Healthcare). Shares of Anacor Pharmaceuticals, a biopharmaceutical company, climbed after the company announced strong quarterly results well above Wall Street forecasts. Hyperion Therapeutics focuses on the development and commercialization of therapeutics to treat disorders in the areas of orphan diseases and hepatology. The company saw its shares rise after the announcement of strong quarterly earnings that beat analysts’ estimates and the completion of a phase III clinical trial for one of its drugs. Medical device company DexCom outperformed on positive news flow, including management changes, positive revenue guidance, and FDA approval of a glucose monitoring system. Top absolute contributors to performance for the period also included NPS Pharmaceuticals (Healthcare).

The top detractors from performance relative to the Russell 2000 Growth Index included Vince Holding (Consumer Discretionary), Sonus Networks (Information Technology), and zulily (Consumer Discretionary). Vince Holding is an apparel vendor primarily focused on high-end department stores. The company’s shares fell after comparable growth in retail stores was below consensus estimates, which disappointed investors despite strong overall earnings results. Shares of Sonus Networks, a provider of networked solutions for telecommunications, wireless and cable service providers, fell after the announcement of poor first quarter 2015 results. In addition, management lowered guidance for 2015 results. Online flash sale company zulily saw its shares fall as the company continued to post disappointing results stemming from marketing mis-execution and broader distribution issues. Top absolute detractors from performance for the period also included Puma Biotechnology (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe we are still in a period of moderate global economic growth. First quarter U.S. Gross Domestic Product (GDP) growth will likely be tepid due to several factors making growth difficult, including weather, the strong dollar, and declining energy investment. However, the U.S. consumer is a key beneficiary of low oil prices and a strong U.S. dollar. We observed the savings rate rise recently so it appears that the consumer is thus far saving a large portion of the energy windfall. But, if historical behavior prevails, we believe that this will change and consumers will start to increase spending later in the year. Employment growth continues to track positively, which should also help support consumer confidence and spending. The

U.S. housing market still looks constructive and should be an important growth driver for the economy going forward. Housing starts and residential investment as a percentage of GDP remain well below historical averages; trends we believe should continue to revert toward the mean. Overall, slow and steady growth in the U.S. is still our baseline expectation.

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends that may impact our holdings. At the end of the period, our largest overweights were to Materials and Consumer Staples while our largest underweights were to the Healthcare and Telecommunication Services sectors, relative to the Russell 2000 Growth Index.

34

The Hartford Value Opportunities Fund inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Value Opportunities A2	5.26%	6.99%	12.46%	7.41%
Value Opportunities A3	-0.53%	1.10%	11.19%	6.80%
Value Opportunities B2	4.86%	6.20%	11.63%	6.85%	[4]
Value Opportunities B3	0.03%	1.31%	11.37%	6.85%	[4]
Value Opportunities C2	4.88%	6.23%	11.64%	6.61%
Value Opportunities C3	3.92%	5.26%	11.64%	6.61%
Value Opportunities I2	5.45%	7.36%	12.82%	7.67%
Value Opportunities R3[2]	5.14%	6.70%	12.21%	7.22%
Value Opportunities R4[2]	5.33%	7.03%	12.57%	7.50%
Value Opportunities R5[2]	5.44%	7.34%	12.90%	7.77%
Value Opportunities Y2	5.48%	7.42%	12.92%	7.83%
Russell 1000 Value Index	2.89%	9.31%	13.39%	7.51%
Russell 3000 Value Index	2.82%	8.96%	13.15%	7.54%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 8/31/06. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses. Class R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to that date is that of the Fund’s Class Y shares, which had different operating expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

Russell 3000 Value Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

35

The Hartford Value Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.24%	1.24%
Value Opportunities Class B	2.10%	2.26%
Value Opportunities Class C	1.94%	1.94%
Value Opportunities Class I	0.86%	0.86%
Value Opportunities Class R3	1.52%	1.52%
Value Opportunities Class R4	1.20%	1.20%
Value Opportunities Class R5	0.87%	0.87%
Value Opportunities Class Y	0.82%	0.82%

*	As shown in the Fund’s current prospectus dated March 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Value Opportunities Fund returned 5.26%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s benchmark, the Russell 3000 Value Index, which returned 2.82% for the same period. The Fund outperformed the Russell 1000 Value Index, which returned 2.89% for the same period. The Fund also outperformed the 3.46% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2 and April 24, 2015. The period began strong with stocks rallying in early November after positive economic and corporate data points, including a solid corporate earnings season and news that Republicans took control of the U.S. Senate. Stocks pulled back slightly near month-end, led by weakness in the Energy sector associated with the significant decline in oil prices. In December, U.S. stocks began to rally again but ultimately fell 1.4% during the final two trading days of the year to end the month in the red. Stocks continued to fall in January 2015, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due a strengthening U.S. Dollar adversely affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments.

Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s hesitation to raise rates as U.S. domestic inflation remains subdued and other major central banks have an easing bias. This, as well as a positive earnings season, helped drive stronger returns in April allowing U.S. stocks to end the period with modest gains. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Eight of ten sectors within the Russell 3000 Value Index posted positive returns during the period. Consumer Discretionary (+10%), Healthcare (+9%), and Industrials (+3%) were top performers while Energy (-6%), Utilities (-1%), and Telecommunication Services (+1%) lagged on a relative basis.

Security selection was the primary driver of the Fund’s relative outperformance. Security selection was strongest within Information Technology, Financials and Healthcare, but this was partially offset by weaker selection in Consumer Discretionary and Materials. Sector allocation, a result of the bottom-up stock selection process, also contributed to relative returns due primarily to an underweight to Utilities and an overweight to Consumer Discretionary.

36

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

The largest contributors to relative performance were TESARO (Healthcare), Exxon Mobil (Energy), and Mylan (Healthcare). Shares of TESARO, an oncology-focused biopharmaceutical company, outperformed due to improving expectations regarding the timeline for ongoing clinical trials. Exxon Mobil, one of the world’s largest integrated oil and gas companies, saw shares underperform as negative sentiment loomed over energy stocks as oil prices tumbled early in the period; not holding this Russell 3000 Value Index constituent contributed to relative performance. Generic and specialty pharmaceutical company Mylan saw shares rise after the company rejected a takeover bid by a competitor. Top contributors on an absolute basis also included Cisco (Information Technology).

The largest detractors from both absolute and relative performance included Vera Bradley (Consumer Discretionary), Trican Well Services (Energy), and National Oilwell Varco (Energy). Shares of Vera Bradley, a U.S.-based designer of handbags and accessories, declined after the company announced weaker-than-expected fourth-quarter results. Shares of Trican Well Services, supplier of pressure pumping services to the oil and gas industry, declined along with the broader energy sector despite beating consensus earnings and revenue estimates. Drilling rig equipment and services provider National Oilwell Varco underperformed, as customers cut back orders, and Wall Street analysts started to discount the ultimate deliverability of the company’s extensive business backlog.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Commodities continued to be pressured by dollar strength and near-term oversupply, although in some cases we started to see a decoupling of producer equities from the spot prices of crude and other products. Emerging market demand indicators remain relatively soft; however, it is the opinion of Wellington’s macroeconomics group that recovery is finally underway in the Euro area – the team has revised its Euro area 2015 Gross Domestic Product (GDP) growth assumption to 1.7% from 1.2% back in January – and that Japan is starting to benefit from improved currency competitiveness and lower fuel prices, with rising real wages likely to help consumer sentiment. A broadening out of economic growth beyond the U.S. could help portfolio performance in various ways, including slowing the rate of ascent of the dollar, boosting interest rate assumptions for financials, particularly insurers, and improving sentiment around some of the portfolio’s pro-cyclical holdings.

In aggregate, the overall portfolio factor exposures are consistent with their historical ranges since inception, and we continue to find what we consider to be attractively priced equities without assuming what we believe to be uncompensated risks. At the end of the period, the Fund was most overweight Materials, Energy, and Financials and most underweight Consumer Staples, Healthcare, and Utilities relative to the Russell 3000 Value Index.

37

The Hartford Capital Appreciation Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	4.6
Energy	4.8
Financials	15.3
Health Care	19.4
Industrials	10.2
Information Technology	23.1
Materials	3.5
Telecommunication Services	0.4
Utilities	1.1

Total	97.8%

Short-Term Investments	2.5%
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

38

The Hartford Capital Appreciation Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8%
	Automobiles & Components - 2.5%
1,048,680	Delphi Automotive plc	$87,040,440
689,172	Fiat Chrysler Automobiles N.V.(1)	10,262,754
4,914,487	Goodyear Tire & Rubber Co.	139,399,424
429,150	Harley-Davidson, Inc.	24,122,521
383,000	Honda Motor Co., Ltd.	12,840,213
176,700	Thor Industries, Inc.	10,632,039
23,400	Winnebago Industries, Inc.	484,614

		284,782,005

	Banks - 5.1%
7,816,562	Axis Bank Ltd.	69,776,685
3,623,132	Bank of Ireland(1)	1,400,607
138,672	BNP Paribas S.A.	8,757,313
1,070,973	Citigroup, Inc.	57,104,280
123,911	Grupo Financiero Galicia S.A. ADR	2,730,999
3,612,938	ICICI Bank Ltd.	18,875,232
62,210	ICICI Bank Ltd. ADR	679,955
3,086,554	JP Morgan Chase & Co.	195,255,406
118,254	M&T Bank Corp.	14,151,456
44,404,300	Mizuho Financial Group, Inc.	84,647,012
826,298	PNC Financial Services Group, Inc.	75,796,316
81,400	South State Corp.	5,512,408
250,200	Sumitomo Mitsui Financial Group, Inc.	10,924,880
562,411	Wells Fargo & Co.	30,988,846

		576,601,395

	Capital Goods - 5.5%
95,504	3M Co.	14,935,871
44,537	Acuity Brands, Inc.	7,435,452
2,676,365	AECOM(1)	84,466,079
165,136	Airbus Group N.V.	11,444,271
153,939	Assa Abloy AB Class B	8,930,584
134,949	Danaher Corp.	11,049,624
309,461	DigitalGlobe, Inc.(1)	9,955,360
482,427	Eaton Corp. plc	33,157,208
185,478	Fortune Brands Home & Security, Inc.	8,272,319
150,178	Generac Holdings, Inc.(1)	6,260,921
820,700	General Electric Co.	22,224,556
35,207	HD Supply Holdings, Inc.(1)	1,161,831
141,331	KLX, Inc.(1)	5,923,182
372,334	Lithium Technology Corp.(1)(2)(3)	1,928,690
143,188	Lockheed Martin Corp.	26,718,881
158,934	Northrop Grumman Corp.	24,482,193
248,039	Owens Corning	9,589,188
810,884	Raytheon Co.	84,331,936
278,647	Rexel S.A.	5,251,558
1,212,513	Safran S.A.	88,595,088
40,982	Sulzer AG	4,573,104
76,227	Teledyne Technologies, Inc.(1)	8,001,548
351,937	TransDigm Group, Inc.	74,656,396
518,513	United Technologies Corp.	58,980,854
168,825	WESCO International, Inc.(1)	12,179,036

		624,505,730

	Commercial & Professional Services - 0.7%
148,984	Adecco S.A.(1)	12,141,701
146,985	Clean Harbors, Inc.(1)	8,120,921
167,044	Equifax, Inc.	16,191,575
470,650	Herman Miller, Inc.	12,900,517
487,155	Knoll, Inc.	11,092,519
127,700	ManpowerGroup, Inc.	10,896,641

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Commercial & Professional Services - 0.7% - (continued)
153,415	Robert Half International, Inc.	$8,506,862

		79,850,736

	Consumer Durables & Apparel - 2.6%
350,600	Asics Corp.	8,996,497
807,705	D.R. Horton, Inc.	20,515,707
779,214	Electrolux AB Series B	23,331,707
197,747	GoPro, Inc. Class A(1)	9,903,170
95,197	Harman International Industries, Inc.	12,411,785
253,362	Kate Spade & Co.(1)	8,284,937
246,111	Luxottica Group S.p.A.	16,208,103
87,511	Michael Kors Holdings Ltd.(1)	5,413,431
3,497,801	PulteGroup, Inc.	67,507,559
1,207,500	Samsonite International S.A.	4,403,955
3,728,690	Sony Corp.(1)	112,724,779
328,015	Vera Bradley, Inc.(1)	4,670,934
42,740	Whirlpool Corp.	7,505,144

		301,877,708

	Consumer Services - 2.7%
581,890	American Public Education, Inc.(1)	16,228,912
460,000	Grand Canyon Education, Inc.(1)	20,828,800
510,820	Hilton Worldwide Holdings, Inc.(1)	14,793,347
476,735	Las Vegas Sands Corp.	25,209,747
223,785	LifeLock, Inc.(1)	3,269,499
495,389	McDonald’s Corp.	47,829,808
186,000	Melco Crown Entertainment Ltd. ADR	3,798,120
1,504,900	Norwegian Cruise Line Holdings Ltd.(1)	73,002,699
930,400	Sands China Ltd.	3,792,673
1,148,595	Wyndham Worldwide Corp.	98,090,013

		306,843,618

	Diversified Financials - 4.3%
110,270	Ameriprise Financial, Inc.	13,814,626
328,260	Banca Generali S.p.A.	11,017,139
180,737	BlackRock, Inc.	65,777,424
2,422,200	Blackstone Group L.P.	99,213,312
260,500	Hong Kong Exchanges and Clearing Ltd.	9,930,320
392,466	Julius Baer Group Ltd.(1)	20,541,959
288,585	Legg Mason, Inc.	15,194,000
723,695	McGraw Hill Financial, Inc.	75,481,388
592,425	MSCI, Inc.	36,250,486
171,030	Northern Trust Corp.	12,510,845
242,543	Platform Specialty Products Corp.(1)	6,534,108
312,500	PRA Group, Inc.(1)	17,117,187
208,400	Raymond James Financial, Inc.	11,780,852
1,531,312	Springleaf Holdings, Inc.(1)	76,565,600
420,730	Waddell & Reed Financial, Inc. Class A	20,750,404
651,400	Zegona Communications plc(1)	1,399,858

		493,879,508

	Energy - 4.8%
340,765	Atwood Oceanics, Inc.	11,374,736
92,654	Baker Hughes, Inc.	6,343,093
1,048,915	BG Group plc	18,999,565
320,461	Cameco Corp.	5,635,973
430,115	Canadian Natural Resources Ltd.	14,301,324
195,693	Chevron Corp.	21,733,665
1,800,543	Cobalt International Energy, Inc.(1)	19,265,810
56,511	Diamondback Energy, Inc.(1)	4,666,113
75,948	Energen Corp.	5,405,219
165,440	Exxon Mobil Corp.	14,454,493

The accompanying notes are an integral part of these financial statements.

39

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Energy - 4.8% - (continued)
3,239,630	Halliburton Co.	$158,579,888
58,700	Helmerich & Payne, Inc.	4,576,839
248,695	HollyFrontier Corp.	9,644,392
878,881	Imperial Oil Ltd.	38,785,019
1,290,453	Karoon Gas Australia Ltd.(1)	2,780,698
1,066,246	Laredo Petroleum, Inc.(1)	16,846,687
672,300	Malakoff Corp. Bhd(1)	339,784
467,800	Marathon Oil Corp.	14,548,580
2,113,678	McDermott International, Inc.(1)	11,096,809
162,015	National Oilwell Varco, Inc.	8,815,236
185,032	Occidental Petroleum Corp.	14,821,063
335,394	Patterson-UTI Energy, Inc.	7,496,056
337,089	Pioneer Natural Resources Co.	58,242,237
204,840	QEP Resources, Inc.	4,608,900
288,671	Rice Energy, Inc.(1)	7,109,967
922,845	Southwestern Energy Co.(1)	25,867,345
636,765	Suncor Energy, Inc.	20,758,539
34,768	Superior Energy Services, Inc.	886,584
2,860,805	Trican Well Service Ltd.	12,092,918
225,310	Whiting Petroleum Corp.(1)	8,541,502

		548,619,034

	Food & Staples Retailing - 0.6%
563,062	CVS Health Corp.	55,906,426
293,610	Seven & I Holdings Co., Ltd.	12,620,624

		68,527,050

	Food, Beverage & Tobacco - 3.2%
257,893	Anheuser-Busch InBev N.V.	31,398,028
208,575	Anheuser-Busch InBev N.V. ADR	25,037,343
1,403,365	Coca-Cola Co.	56,920,485
68,209	Diageo plc ADR	7,572,563
1,492,603	Freshpet, Inc.(1)	32,359,633
1,643,556	Greencore Group plc	8,918,885
215,861	Imperial Tobacco Group plc	10,540,600
296,911	Kraft Foods Group, Inc.	25,163,207
2,615,746	Mondelez International, Inc. Class A	100,366,174
333,937	Monster Beverage Corp.(1)	45,786,102
222,312	Post Holdings, Inc.(1)	10,435,325
807,666	Treasury Wine Estates Ltd.	3,542,232
46,731	TreeHouse Foods, Inc.(1)	3,797,361

		361,837,938

	Health Care Equipment & Services - 4.1%
277,457	Acadia Healthcare Co., Inc.(1)	19,005,804
215,665	Aetna, Inc.	23,048,119
79,875	Anthem, Inc.	12,055,534
679,597	Becton Dickinson and Co.	95,734,829
362,092	Cardinal Health, Inc.	30,538,839
533,600	CareView Communications, Inc.(1)	208,051
173,416	Envision Healthcare Holdings, Inc.(1)	6,582,871
945,800	Express Scripts Holding Co.(1)	81,717,120
749,764	HCA Holdings, Inc.(1)	55,490,034
499,141	IMS Health Holdings, Inc.(1)	13,771,300
255,800	McKesson Corp.	57,145,720
364,298	Medtronic plc	27,121,986
312,162	UnitedHealth Group, Inc.	34,774,847
122,455	Universal Health Services, Inc. Class B	14,321,112

		471,516,166

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Household & Personal Products - 0.8%
347,094	Estee Lauder Cos., Inc. Class A	$28,215,271
160,197	Procter & Gamble Co.	12,737,263
2,092,402	Svenska Cellulosa AB SCA Class B	52,927,237

		93,879,771

	Insurance - 5.1%
519,176	ACE Ltd.	55,546,640
2,822,600	AIA Group Ltd.	18,771,629
3,317,062	American International Group, Inc.	186,717,420
208,500	Arthur J Gallagher & Co.	9,972,555
367,820	Assured Guaranty Ltd.	9,559,642
21,647	Fairfax Financial Holdings Ltd.	11,823,765
322,150	Lincoln National Corp.	18,198,254
19,676	Markel Corp.(1)	14,572,833
1,009,212	Marsh & McLennan Cos., Inc.	56,677,346
993,983	MetLife, Inc.	50,981,388
342,870	Principal Financial Group, Inc.	17,527,514
1,204,000	Prudential Financial, Inc.	98,246,400
396,200	Tokio Marine Holdings, Inc.	16,151,366
194,700	Torchmark Corp.	10,924,617
263,400	Unum Group	8,997,744

		584,669,113

	Materials - 3.5%
347,040	Barrick Gold Corp.	4,518,461
7,007	Berry Plastics Group, Inc.(1)	239,780
112,600	Cabot Corp.	4,812,524
239,545	Celanese Corp. Series A	15,896,206
389,819	Constellium N.V. Class A(1)	7,160,975
347,775	Continental Gold Ltd.(1)	634,152
272,226	Dow Chemical Co.	13,883,526
817,001	Gold Resource Corp.	2,753,293
635,563	Holcim Ltd.(1)	51,055,081
265,600	Huntsman Corp.	6,122,080
19,313,200	Ivanhoe Mines Ltd. Class A(1)	18,568,845
793,742	Louisiana-Pacific Corp.(1)	12,096,628
79,765	Martin Marietta Materials, Inc.	11,378,477
306,176	Methanex Corp.	18,434,857
780,355	Norbord, Inc.	15,742,926
1,084,058	Packaging Corp. of America	75,005,973
72,347	Platform Specialty Products Corp.(1)	1,949,028
345,842	Praxair, Inc.	42,168,515
267,805	Reliance Steel & Aluminum Co.	17,332,340
160,445	Rio Tinto plc ADR	7,186,332
590,008	Wacker Chemie AG	73,177,660

		400,117,659

	Media - 0.8%
285,995	CBS Corp. Class B	17,768,869
159,336	DISH Network Corp. Class A(1)	10,780,674
56,516	Loral Space & Communications, Inc.(1)	3,899,604
327,995	Quebecor, Inc. Class B	9,020,202
1,517,115	Sky plc	25,014,096
141,393	Tribune Media Co. Class A	7,927,905
410,034	Twenty-First Century Fox, Inc. Class A	13,973,959

		88,385,309

	Pharmaceuticals, Biotechnology & Life Sciences - 15.2%
1,026,147	Actavis plc(1)	290,255,940
27,260	Agios Pharmaceuticals, Inc.(1)	2,517,188
312,152	Alkermes plc(1)	17,283,856
62,342	Alnylam Pharmaceuticals, Inc.(1)	6,350,780
87,790	Amgen, Inc.	13,862,919

The accompanying notes are an integral part of these financial statements.

40

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 15.2% - (continued)
1,275,194	Arena Pharmaceuticals, Inc.(1)	$5,559,846
1,249,193	AstraZeneca plc	85,727,856
150,425	AstraZeneca plc ADR	10,301,104
375,368	Biogen, Inc.(1)	140,361,356
131,467	BioMarin Pharmaceutical, Inc.(1)	14,730,877
3,200	Blueprint Medicines Corp.(1)	60,384
6,008,611	Bristol-Myers Squibb Co.	382,928,779
181,985	Celgene Corp.(1)	19,665,299
689,310	Eisai Co., Ltd.	45,947,608
76,194	Five Prime Therapeutics, Inc.(1)	1,528,452
200,170	Gilead Sciences, Inc.(1)	20,119,087
338,900	ICON plc(1)	21,804,826
34,988	Illumina, Inc.(1)	6,446,539
239,494	Incyte Corp.(1)	23,269,237
483,482	Johnson & Johnson	47,961,414
229,414	Medivation, Inc.(1)	27,699,446
4,885,000	Merck & Co., Inc.	290,950,600
1,286,921	Mylan N.V.(1)	92,992,911
84,650	Ono Pharmaceutical Co., Ltd.	9,174,293
611,785	Pfizer, Inc.	20,757,865
320,716	Portola Pharmaceuticals, Inc.(1)	11,446,354
59,365	PTC Therapeutics, Inc.(1)	3,487,694
17,877	Puma Biotechnology, Inc.(1)	3,228,229
22,567	Receptos, Inc.(1)	3,325,022
87,816	Regeneron Pharmaceuticals, Inc.(1)	40,172,307
115,124	Regulus Therapeutics, Inc.(1)	1,444,806
89,570	Roche Holding AG	25,630,912
159,776	TESARO, Inc.(1)	8,702,999
1,980,953	TherapeuticsMD, Inc.(1)	12,836,575
197,774	Vertex Pharmaceuticals, Inc.(1)	24,381,579

		1,732,914,939

	Real Estate - 0.7%
119,900	American Tower Corp. REIT	11,334,147
78,955	AvalonBay Communities, Inc. REIT	12,975,465
366,690	CBRE Group, Inc. Class A(1)	14,058,895
365,300	Columbia Property Trust, Inc. REIT	9,581,819
480,804	Deutsche Annington Immobilien SE	16,138,240
417,730	Mitsui Fudosan Co., Ltd.	12,383,312
153,417	WeWork Companies, Inc. Class A(1)(2)(3)	2,299,108
193,805	Weyerhaeuser Co. REIT	6,106,795

		84,877,781

	Retailing - 6.3%
694,816	Advance Auto Parts, Inc.	99,358,688
288,955	Amazon.com, Inc.(1)	121,875,440
257,629	CarMax, Inc.(1)	17,547,111
1,943,600	Chico’s FAS, Inc.	32,769,096
118,219	CST Brands, Inc.	4,930,914
2,999	Dollar General Corp.	218,057
164,090	Dollar Tree, Inc.(1)	12,538,117
187,300	GNC Holdings, Inc. Class A	8,063,265
2,770,781	Groupon, Inc.(1)	19,173,805
398,820	Home Depot, Inc.	42,665,764
79,548	HSN, Inc.	4,965,386
10,615	JAND Inc. Class A(1)(2)(3)	109,725
158,673	L Brands, Inc.	14,179,019
385,597	Lowe’s Cos., Inc.	26,552,209
547,297	Michaels Cos., Inc.(1)	14,153,100
42,015	Netflix, Inc.(1)	23,381,348

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Retailing - 6.3% - (continued)
10,960	Priceline Group, Inc.(1)	$13,566,398
2,161	Restoration Hardware Holdings, Inc.(1)	186,213
609,930	Signet Jewelers Ltd.	81,809,911
1,543,789	TJX Cos., Inc.	99,636,142
161,835	TripAdvisor, Inc.(1)	13,026,099
2,546,275	Vipshop Holdings Ltd. ADR(1)	72,034,120

		722,739,927

	Semiconductors & Semiconductor Equipment - 5.5%
96,598	Applied Materials, Inc.	1,911,674
720,954	Cypress Semiconductor Corp.(1)	9,603,103
32,194,050	GCL-Poly Energy Holdings Ltd.(1)	9,736,510
5,504,707	Intel Corp.	179,178,213
679,442	Maxim Integrated Products, Inc.	22,306,081
2,485,162	Micron Technology, Inc.(1)	69,907,607
1,719,293	NXP Semiconductors N.V.(1)	165,258,443
20,851	Qorvo, Inc.(1)	1,374,289
313,875	SK Hynix, Inc.	13,429,159
1,255,665	Sumco Corp.	18,945,699
319,042	SunEdison Semiconductor Ltd.(1)	7,124,208
1,096,850	SunEdison, Inc.(1)	27,772,242
3,147,329	SunPower Corp.(1)	101,312,521

		627,859,749

	Software & Services - 12.1%
557,192	Accenture plc Class A	51,623,839
7,162,910	Activision Blizzard, Inc.	163,421,792
1,026,981	Adobe Systems, Inc.(1)	78,112,175
431,671	Akamai Technologies, Inc.(1)	31,848,686
432,453	Alibaba Group Holding Ltd. ADR(1)	35,154,104
302,330	AOL, Inc.(1)	12,062,967
11,200	Apigee Corp.(1)	162,064
220,927	Automatic Data Processing, Inc.	18,677,169
552,000	Baidu, Inc. ADR(1)	110,554,560
91,200	Blackhawk Network Holdings, Inc.(1)	3,353,424
241,200	Cognizant Technology Solutions Corp. Class A(1)	14,119,848
328,400	CoStar Group, Inc.(1)	67,134,812
948,444	Coupons.com, Inc.(1)	11,884,003
128,520	Envestnet, Inc.(1)	6,587,935
474,300	Everyday Health, Inc.(1)	5,814,918
1,851,597	Facebook, Inc. Class A(1)	145,850,296
538,623	Genpact Ltd.(1)	11,774,299
5,800	GoDaddy, Inc. Class A(1)	145,406
891,012	Gogo, Inc.(1)	18,835,994
27,700	Google, Inc. Class A(1)	15,200,929
370,554	Google, Inc. Class C(1)	199,113,694
162,959	Intuit, Inc.	16,349,676
46,516	LendingClub Corp. PIPE(1)(2)(3)	794,019
3,956,870	Microsoft Corp.	192,462,157
1,710	New Relic, Inc. PIPE(1)	55,558
2,146,822	Optimal Payments plc(1)	9,755,873
560,757	Pandora Media, Inc.(1)	10,003,905
295,852	Salesforce.com, Inc.(1)	21,543,943
792,310	Tencent Holdings Ltd.	16,352,383
234,005	Verint Systems, Inc.(1)	14,374,927
221,371	VeriSign, Inc.(1)	14,059,272
1,189,528	Web.com Group, Inc.(1)	21,851,629
292,188	Workday, Inc. Class A(1)	26,650,467
95,500	Yahoo!, Inc.(1)	4,064,958
429,168	Yelp, Inc.(1)	16,904,928

The accompanying notes are an integral part of these financial statements.

41

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.8% - (continued)
	Software & Services - 12.1% - (continued)
164,958	Zillow Group, Inc. Class A(1)	$16,106,499

		1,382,763,108

	Technology Hardware & Equipment - 4.4%
273,198	Amphenol Corp. Class A	15,126,973
1,600,221	Apple, Inc.	200,267,658
534,840	ARRIS Group, Inc.(1)	18,010,737
365,423	Belden, Inc.	30,677,261
559,810	CDW Corp. of Delaware	21,451,919
3,842,919	Cisco Systems, Inc.	110,791,355
125,859	F5 Networks, Inc.(1)	15,357,315
172,730	Hewlett-Packard Co.	5,694,908
37,915	Largan Precision Co., Ltd.	3,799,311
7,573,000	NEC Corp.	25,195,456
1,139,910	ParkerVision, Inc.(1)	775,139
6,732	Samsung Electronics Co., Ltd.	8,831,399
180,312	Stratasys Ltd.(1)	6,752,685
202,569	TE Connectivity Ltd.	13,480,967
456,086	Trimble Navigation Ltd.(1)	11,598,267
126,038	Western Digital Corp.	12,318,954

		500,130,304

	Telecommunication Services - 0.4%
543,807	Orange S.A.	8,957,215
91,115	SoftBank Corp.	5,695,626
652,344	Verizon Communications, Inc.	32,904,232

		47,557,073

	Transportation - 3.8%
45,597,300	AirAsia Bhd	29,062,437
517,580	American Airlines Group, Inc.	24,991,350
1,854,515	CSX Corp.	66,929,446
417,140	FedEx Corp.	70,734,430
4,470,350	Hertz Global Holdings, Inc.(1)	93,162,094
430,400	Landstar System, Inc.	26,818,224
1,751,244	Swift Transportation Co.(1)	42,380,105
112,317	United Continental Holdings, Inc.(1)	6,709,818
685,820	United Parcel Service, Inc. Class B	68,945,485
607,912	UTi Worldwide, Inc.(1)	5,489,445

		435,222,834

	Utilities - 1.1%
27,187,000	China Longyuan Power Group Corp. Ltd. Class H	33,692,644
427,811	Duke Energy Corp.	33,185,299
84,750	Empresa Distribuidora Y Comercializadora Norte ADR(1)	1,206,840
2,442,000	ENN Energy Holdings Ltd.	17,576,008
478,200	Exelon Corp.	16,268,364
66,130	Pampa Energia S.A. ADR(1)	1,076,596
171,000	PG&E Corp.	9,049,320
1,013,865	Snam S.p.A.	5,281,367
318,720	Xcel Energy, Inc.	10,807,795

		128,144,233

	Total Common Stocks (cost $9,954,031,468)	$10,948,102,688

PREFERRED STOCKS - 1.9%
	Consumer Durables & Apparel - 0.0%
83,332	One Kings Lane, Inc.(1)(2)(3)	$1,181,648

Shares or Principal Amount		Market Value*
PREFERRED STOCKS - 1.9% - (continued)
	Consumer Services - 0.0%
244,180	Draftkings, Inc.(1)(2)(3)	$395,853

	Health Care Equipment & Services - 0.1%
9,027,618	Invuity, Inc.(1)(2)(3)	6,300,013
95,683	Moderna Therapeutics, Inc.(1)(2)(3)	5,310,694

		11,610,707

	Media - 0.0%
25,200	Harvey Weinstein Co. Holdings(1)(2)(3)	—

	Real Estate - 0.2%
245,862	Redfin Corp. Series G(1)(2)(3)	729,701
762,484	WeWork Companies, Inc. Class D-1(1)(2)(3)	11,426,619
599,094	WeWork Companies, Inc. Class D-2(1)(2)(3)	8,978,049

		21,134,369

	Retailing - 0.5%
44,867	Forward Ventures LLC(1)(2)(3)	1,809,935
12,011	Honest Co.(1)(2)(3)	308,442
23,702	JAND Inc. Series D(1)(2)(3)	245,002
770,636	Tory Burch LLC(1)(2)(3)	51,655,704

		54,019,083

	Software & Services - 0.8%
50,581	Apigee Corp. PIPE(1)(2)(3)	661,156
143,626	Birst, Inc. Series F(1)(2)(3)	755,013
25,867	Cloudera, Inc.(1)(2)(3)	768,250
18,389	Dropbox, Inc. Series C(1)(2)(3)	316,127
566,622	Essence Holding Group(1)(2)(3)	1,008,587
77,707	Lookout, Inc. Series F(1)(2)(3)	798,828
95,031	MarkLogic Corp. Series F(1)(2)(3)	993,338
28,495	New Relic, Inc. PIPE Series A(1)(2)(3)	904,715
118,110	Nutanix, Inc.(1)(2)(3)	2,101,177
457,210	Pinterest, Inc. Series G(1)(2)(3)	14,770,587
47,064	Sharecare(1)(2)(3)	10,583,894
2,000,820	Uber Technologies, Inc.(1)(2)(3)	59,996,228
58,205	Veracode, Inc.(1)(2)(3)	1,657,678
306,876	Zuora, Inc. Series F(1)(2)(3)	1,049,323

		96,364,901

	Technology Hardware & Equipment - 0.3%
1,219,639	Pure Storage, Inc.(1)(2)(3)	20,124,043
5,362,869	Rethink Robotics, Inc.(1)(2)(3)	12,028,379

		32,152,422

	Telecommunication Services - 0.0%
1,923	DocuSign, Inc. Series B(1)(2)(3)	36,716
576	DocuSign, Inc. Series B-1(1)(2)(3)	10,998
1,383	DocuSign, Inc. Series D(1)(2)(3)	26,406
35,761	DocuSign, Inc. Series E(1)(2)(3)	682,788
6,398	DocuSign, Inc. Series F(1)(2)(3)	122,158

		879,066

	Total Preferred Stocks (cost $226,701,835)	$217,738,049

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C(1)(2)(3)	$719,682

	Total Convertible Preferred Stocks (cost $758,281)	$719,682

The accompanying notes are an integral part of these financial statements.

42

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
WARRANTS - 0.1%
	Diversified Financials - 0.1%
184,498	Platform Specialty Products Corp.(1)	$4,970,376

	Total Warrants (cost $3,505,462)	$4,970,376

RIGHTS - 0.0%
	Software & Services - 0.0%
1,679,248	Optimal Payments plc(1)	$3,582,926

	Total Rights (cost $2,143,991)	$3,582,926

	Total Long-Term Investments (cost $10,187,141,037)	$11,175,113,721

SHORT-TERM INVESTMENTS - 2.5%
	Other Investment Pools & Funds - 2.5%
281,946,919	Fidelity Money Market Class 1	$281,946,919

	Total Short-Term Investments (cost $281,946,919)	$281,946,919

Total Investments (cost $10,469,087,956)^	100.3%	$11,457,060,640
Other Assets and Liabilities	(0.3)%	(30,803,624)

Total Net Assets	100.0%	$11,426,257,016

The accompanying notes are an integral part of these financial statements.

43

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $10,486,894,079 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,282,531,103
Unrealized Depreciation	(312,364,542)

Net Unrealized Appreciation	$970,166,561

(1)	Non-income producing.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $223,589,273, which represents 2.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	50,581	Apigee Corp. PIPE Preferred	$1,079,272
03/2015	143,626	Birst, Inc. Series F Preferred	838,905
02/2014	25,867	Cloudera, Inc. Preferred	376,623
02/2014	1,923	DocuSign, Inc. Series B Preferred	25,253
02/2014	576	DocuSign, Inc. Series B-1 Preferred	7,564
02/2014	1,383	DocuSign, Inc. Series D Preferred	18,162
02/2014	35,761	DocuSign, Inc. Series E Preferred	469,628
04/2015	6,398	DocuSign, Inc. Series F Preferred	122,158
12/2014	244,180	Draftkings, Inc. Preferred	439,837
01/2014	18,389	Dropbox, Inc. Series C Preferred	351,252
05/2014	566,622	Essence Holding Group Preferred	895,999
11/2014	44,867	Forward Ventures LLC Preferred	1,396,764
10/2005	25,200	Harvey Weinstein Co. Holdings Preferred	23,636,380
08/2014	12,011	Honest Co. Preferred	324,985
08/2014	28,025	Honest Co. Series C Convertible Preferred	758,281
02/2015	9,027,618	Invuity, Inc. Preferred	7,000,015
04/2015	10,615	JAND Inc.	121,916
04/2015	23,702	JAND Inc. Series D Preferred	272,225
04/2014	46,516	LendingClub Corp.	473,126
08/2014	372,334	Lithium Technology Corp.	1,814,756
07/2014	77,707	Lookout, Inc. Series F Preferred	887,655
04/2015	95,031	MarkLogic Corp. Series F Preferred	1,103,709
12/2014	95,683	Moderna Therapeutics, Inc. Preferred	5,900,771
04/2014	28,495	New Relic, Inc. PIPE Series A Preferred	808,879
08/2014	118,110	Nutanix, Inc. Preferred	1,582,261
01/2014	83,332	One Kings Lane, Inc. Preferred	1,284,730
03/2015	457,210	Pinterest, Inc. Series G Preferred	16,411,763
04/2014	1,219,639	Pure Storage, Inc. Preferred	19,179,921
12/2014	245,862	Redfin Corp. Series G Preferred	810,779
03/2015	5,362,869	Rethink Robotics, Inc. Preferred	13,365,342
03/2015	47,064	Sharecare Preferred	11,759,882

The accompanying notes are an integral part of these financial statements.

44

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Period Acquired	Shares/Par	Security	Cost
11/2013	770,636	Tory Burch LLC Preferred	$60,399,725
06/2014	2,000,820	Uber Technologies, Inc. Preferred	31,038,821
08/2014	58,205	Veracode, Inc. Preferred	1,074,808
12/2014	153,417	WeWork Companies, Inc.	2,554,571
12/2014	762,484	WeWork Companies, Inc. Class D-1 Preferred	12,696,243
12/2014	599,094	WeWork Companies, Inc. Class D-2 Preferred	9,975,610
01/2015	306,876	Zuora, Inc. Series F Preferred	1,165,914

			$232,424,485

At April 30, 2015, the aggregate value of these securities were $223,589,273, which represents 2.0% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2015

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
EUR	Buy	05/04/15	DEUT	$9,503,644	$9,556,838	$53,194
EUR	Buy	05/05/15	WEST	860,453	863,097	2,644
EUR	Buy	06/17/15	RBS	6,290,721	6,443,619	152,898
EUR	Sell	05/04/15	DEUT	927,104	932,293	(5,189)
EUR	Sell	05/05/15	WEST	1,898,616	1,904,450	(5,834)
EUR	Sell	06/17/15	NAB	76,874,164	81,246,907	(4,372,743)
EUR	Sell	06/17/15	RBS	76,644,598	81,245,783	(4,601,185)
GBP	Buy	05/01/15	HSBC	365,871	363,174	(2,697)
GBP	Buy	05/01/15	GSC	4,302,029	4,278,891	(23,138)
GBP	Buy	05/05/15	TDB	130,983	131,189	206
GBP	Sell	05/01/15	HSBC	800,790	794,887	5,903
GBP	Sell	06/17/15	BNP	2,336,649	2,396,855	(60,206)
GBP	Sell	06/17/15	BCLY	4,014,649	4,089,384	(74,735)
GBP	Sell	06/17/15	RBS	4,012,163	4,087,851	(75,688)
HKD	Sell	05/04/15	GSC	46,570	46,570	—
JPY	Buy	05/08/15	DEUT	617,078	614,645	(2,433)
JPY	Buy	06/17/15	GSC	5,629,063	5,720,104	91,041
JPY	Sell	05/08/15	DEUT	588,798	586,476	2,322
JPY	Sell	06/17/15	DEUT	98,128,698	99,551,313	(1,422,615)
JPY	Sell	06/17/15	JPM	98,118,973	99,551,313	(1,432,340)

Total						$(11,770,595)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital
TDB	Toronto Dominion Bank
WEST	Westpac International

Currency Abbreviations:
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

45

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$284,782,005	$261,679,038	$23,102,967	$—
Banks	576,601,395	382,219,666	194,381,729	—
Capital Goods	624,505,730	503,782,435	118,794,605	1,928,690
Commercial & Professional Services	79,850,736	67,709,035	12,141,701	—
Consumer Durables & Apparel	301,877,708	136,212,667	165,665,041	—
Consumer Services	306,843,618	303,050,945	3,792,673	—
Diversified Financials	493,879,508	445,855,982	48,023,526	—
Energy	548,619,034	526,838,771	21,780,263	—
Food & Staples Retailing	68,527,050	55,906,426	12,620,624	—
Food, Beverage & Tobacco	361,837,938	307,438,193	54,399,745	—
Health Care Equipment & Services	471,516,166	471,516,166	—	—
Household & Personal Products	93,879,771	40,952,534	52,927,237	—
Insurance	584,669,113	549,746,118	34,922,995	—
Materials	400,117,659	275,884,918	124,232,741	—
Media	88,385,309	63,371,213	25,014,096	—
Pharmaceuticals, Biotechnology & Life Sciences	1,732,914,939	1,566,434,270	166,480,669	—
Real Estate	84,877,781	54,057,121	28,521,552	2,299,108
Retailing	722,739,927	722,630,202	—	109,725
Semiconductors & Semiconductor Equipment	627,859,749	585,748,381	42,111,368	—
Software & Services	1,382,763,108	1,355,860,833	26,108,256	794,019
Technology Hardware & Equipment	500,130,304	462,304,138	37,826,166	—
Telecommunication Services	47,557,073	32,904,232	14,652,841	—
Transportation	435,222,834	435,222,834	—	—
Utilities	128,144,233	71,594,214	56,550,019	—
Preferred Stocks	217,738,049	—	—	217,738,049
Convertible Preferred Stocks	719,682	—	—	719,682
Warrants	4,970,376	—	4,970,376	—
Rights	3,582,926	3,582,926	—	—
Short-Term Investments	281,946,919	281,946,919	—	—

Total	$11,457,060,640	$9,964,450,177	$1,269,021,190	$223,589,273

Foreign Currency Contracts(2)	$308,208	$—	$308,208	$—

Total	$308,208	$—	$308,208	$—

Liabilities
Foreign Currency Contracts(2)	$(12,078,803)	$—	$(12,078,803)	$—

Total	$(12,078,803)	$—	$(12,078,803)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $4,970,550 were transferred from Level 1 to Level 2, and investments valued at $31,999,861 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

46

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Preferred Stocks	Convertible Preferred Stock	Total
Beginning balance	$7,743,635	$106,206,276	$682,453	$114,632,364
Purchases	3,192,715	83,259,916	—	86,452,631
Sales	—	(2,487,170)	—	(2,487,170)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	1,010,161	—	1,010,161
Net change in unrealized appreciation/(depreciation)	31,747	29,748,866	37,229	29,817,842
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	(5,836,555)	—	—	(5,836,555)

Ending balance	$5,131,542	$217,738,049	$719,682	$223,589,273

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investment held at April 30, 2015 was $29,965,543.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

47

Hartford Core Equity Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.7%
Consumer Staples	11.8
Energy	5.1
Financials	9.2
Health Care	19.7
Industrials	7.5
Information Technology	20.5
Materials	3.2
Utilities	4.1

Total	94.8%

Short-Term Investments	4.3%
Other Assets & Liabilities	0.9

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

48

Hartford Core Equity Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8%
	Banks - 6.0%
183,880	EverBank Financial Corp.	$3,414,651
103,658	JP Morgan Chase & Co.	6,557,405
48,775	PNC Financial Services Group, Inc.	4,474,131

		14,446,187

	Capital Goods - 3.1%
39,290	AMETEK, Inc.	2,059,582
27,670	Honeywell International, Inc.	2,792,457
28,730	Illinois Tool Works, Inc.	2,688,553

		7,540,592

	Commercial & Professional Services - 3.6%
38,160	Equifax, Inc.	3,698,849
42,680	Nielsen N.V.	1,918,039
40,040	Verisk Analytics, Inc. Class A(1)	3,004,602

		8,621,490

	Consumer Durables & Apparel - 1.2%
18,042	PVH Corp.	1,864,640
7,070	Ralph Lauren Corp.	943,209

		2,807,849

	Consumer Services - 1.9%
3,453	Chipotle Mexican Grill, Inc.(1)	2,145,487
28,687	Starwood Hotels & Resorts Worldwide, Inc.	2,465,648

		4,611,135

	Energy - 5.1%
30,240	Anadarko Petroleum Corp.	2,845,584
41,560	Chevron Corp.	4,615,653
24,145	EOG Resources, Inc.	2,389,148
48,945	Halliburton Co.	2,395,858

		12,246,243

	Food & Staples Retailing - 4.7%
36,230	Costco Wholesale Corp.	5,182,701
61,940	CVS Health Corp.	6,150,023

		11,332,724

	Food, Beverage & Tobacco - 4.6%
70,820	Altria Group, Inc.	3,544,541
122,910	Mondelez International, Inc. Class A	4,716,057
20,658	Monster Beverage Corp.(1)	2,832,418

		11,093,016

	Health Care Equipment & Services - 10.5%
33,295	Aetna, Inc.	3,558,237
39,147	Cerner Corp.(1)	2,811,146
60,875	Envision Healthcare Holdings, Inc.(1)	2,310,815
23,765	McKesson Corp.	5,309,101
48,960	Omnicare, Inc.	4,307,501
42,794	UnitedHealth Group, Inc.	4,767,251
22,670	Zimmer Holdings, Inc.	2,490,073

		25,554,124

	Household & Personal Products - 2.5%
87,990	Coty, Inc. Class A(1)	2,103,841
49,864	Estee Lauder Cos., Inc. Class A	4,053,445

		6,157,286

	Insurance - 3.2%
39,765	ACE Ltd.	4,254,457
63,510	American International Group, Inc.	3,574,978

		7,829,435

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8% - (continued)
	Materials - 3.2%
18,890	Airgas, Inc.	$1,913,179
48,430	Crown Holdings, Inc.(1)	2,627,812
11,665	Sherwin-Williams Co.	3,242,870

		7,783,861

	Media - 1.7%
72,255	Comcast Corp. Class A	4,161,165

	Pharmaceuticals, Biotechnology & Life Sciences - 9.2%
16,655	Actavis plc(1)	4,711,033
5,434	Biogen, Inc.(1)	2,031,936
74,685	Bristol-Myers Squibb Co.	4,759,675
62,794	Eli Lilly & Co.	4,513,005
16,250	Gilead Sciences, Inc.(1)	1,633,287
79,027	Merck & Co., Inc.	4,706,848

		22,355,784

	Retailing - 8.9%
8,415	AutoZone, Inc.(1)	5,660,434
54,382	Dollar Tree, Inc.(1)	4,155,329
64,920	Lowe’s Cos., Inc.	4,470,391
37,805	Ross Stores, Inc.	3,738,158
54,340	TJX Cos., Inc.	3,507,104

		21,531,416

	Semiconductors & Semiconductor Equipment - 1.0%
76,685	Intel Corp.	2,496,097

	Software & Services - 15.4%
35,090	Accenture plc Class A	3,251,089
86,985	Activision Blizzard, Inc.	1,984,563
49,510	Automatic Data Processing, Inc.	4,185,575
22,425	Fiserv, Inc.(1)	1,740,180
100,020	Genpact Ltd.(1)	2,186,437
7,400	Google, Inc. Class A(1)	4,060,898
5,320	Google, Inc. Class C(1)	2,858,413
40,410	Intuit, Inc.	4,054,335
39,855	Jack Henry & Associates, Inc.	2,650,756
31,765	Mastercard, Inc. Class A	2,865,521
116,615	Microsoft Corp.	5,672,154
36,044	Solera Holdings, Inc.	1,748,855

		37,258,776

	Technology Hardware & Equipment - 4.1%
54,075	Apple, Inc.	6,767,486
106,500	Cisco Systems, Inc.	3,070,395

		9,837,881

	Transportation - 0.8%
11,805	FedEx Corp.	2,001,774

	Utilities - 4.1%
65,235	American Electric Power Co., Inc.	3,709,914
38,990	NextEra Energy, Inc.	3,935,261
39,165	Pinnacle West Capital Corp.	2,396,898

		10,042,073

	Total Common Stocks (cost $191,091,579)	$229,708,908

	Total Long-Term Investments (cost $191,091,579)	$229,708,908

The accompanying notes are an integral part of these financial statements.

49

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 4.3%
	Other Investment Pools & Funds - 4.3%
10,517,290	Fidelity Money Market Class 1	$10,517,290

	Total Short-Term Investments (cost $10,517,290)	$10,517,290

Total Investments (cost $201,608,869)^	99.1%	$240,226,198
Other Assets and Liabilities	0.9%	2,081,492

Total Net Assets	100.0%	$242,307,690

The accompanying notes are an integral part of these financial statements.

50

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $201,719,907 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$40,297,204
Unrealized Depreciation	(1,790,913)

Net Unrealized Appreciation	$38,506,291

(1)	Non-income producing.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Long position contracts:
S&P 500 (E-Mini) Future	69	06/19/2015	$7,200,285	$7,172,205	$(28,080)

Total futures contracts					$(28,080)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

51

Hartford Core Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$14,446,187	$14,446,187	$—	$—
Capital Goods	7,540,592	7,540,592	—	—
Commercial & Professional Services	8,621,490	8,621,490	—	—
Consumer Durables & Apparel	2,807,849	2,807,849	—	—
Consumer Services	4,611,135	4,611,135	—	—
Energy	12,246,243	12,246,243	—	—
Food & Staples Retailing	11,332,724	11,332,724	—	—
Food, Beverage & Tobacco	11,093,016	11,093,016	—	—
Health Care Equipment & Services	25,554,124	25,554,124	—	—
Household & Personal Products	6,157,286	6,157,286	—	—
Insurance	7,829,435	7,829,435	—	—
Materials	7,783,861	7,783,861	—	—
Media	4,161,165	4,161,165	—	—
Pharmaceuticals, Biotechnology & Life Sciences	22,355,784	22,355,784	—	—
Retailing	21,531,416	21,531,416	—	—
Semiconductors & Semiconductor Equipment	2,496,097	2,496,097	—	—
Software & Services	37,258,776	37,258,776	—	—
Technology Hardware & Equipment	9,837,881	9,837,881	—	—
Transportation	2,001,774	2,001,774	—	—
Utilities	10,042,073	10,042,073	—	—
Short-Term Investments	10,517,290	10,517,290	—	—

Total	$240,226,198	$240,226,198	$—	$—

Liabilities
Futures Contracts(2)	$(28,080)	$(28,080)	$—	$—

Total	$(28,080)	$(28,080)	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

52

The Hartford Dividend and Growth Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.9%
Consumer Staples	7.1
Energy	9.7
Financials	20.8
Health Care	15.9
Industrials	13.1
Information Technology	15.1
Materials	2.1
Telecommunication Services	2.6
Utilities	3.3

Total	96.6%

Short-Term Investments	3.4%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

53

The Hartford Dividend and Growth Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.6%
	Automobiles & Components - 1.6%
6,726,110	Ford Motor Co.	$106,272,538
679,210	Honda Motor Co., Ltd. ADR	22,773,911

		129,046,449

	Banks - 11.8%
4,196,471	Bank of America Corp.	66,849,783
960,950	Bank of Nova Scotia	53,015,612
1,887,420	Citigroup, Inc.	100,637,234
3,094,720	JP Morgan Chase & Co.	195,771,987
1,451,441	PNC Financial Services Group, Inc.	133,140,683
1,164,725	US Bancorp	49,931,761
6,532,040	Wells Fargo & Co.	359,915,404

		959,262,464

	Capital Goods - 7.0%
800,915	Caterpillar, Inc.	69,583,495
1,118,090	Eaton Corp. plc	76,846,326
2,999,210	General Electric Co.	81,218,607
1,055,060	Honeywell International, Inc.	106,476,655
173,330	Lockheed Martin Corp.	32,343,378
624,440	Raytheon Co.	64,941,760
1,012,620	Textron, Inc.	44,535,027
813,820	United Technologies Corp.	92,572,025

		568,517,273

	Commercial & Professional Services - 2.0%
678,145	Equifax, Inc.	65,732,595
2,181,580	Nielsen N.V.	98,040,205

		163,772,800

	Consumer Services - 0.9%
462,977	Las Vegas Sands Corp.	24,482,224
611,400	Starwood Hotels & Resorts Worldwide, Inc.	52,549,830

		77,032,054

	Diversified Financials - 2.2%
262,330	Ameriprise Financial, Inc.	32,864,703
341,230	BlackRock, Inc.	124,187,246
342,900	Northern Trust Corp.	25,083,135

		182,135,084

	Energy - 9.7%
957,980	Anadarko Petroleum Corp.	90,145,918
1,787,900	Chevron Corp.	198,564,174
368,710	EOG Resources, Inc.	36,483,855
1,906,098	Exxon Mobil Corp.	166,535,782
464,980	Halliburton Co.	22,760,771
708,910	Hess Corp.	54,515,179
1,344,900	Imperial Oil Ltd.	59,350,437
2,325,800	Marathon Oil Corp.	72,332,380
495,580	Schlumberger Ltd.	46,886,824
776,090	Total S.A. ADR	41,986,469

		789,561,789

	Food & Staples Retailing - 3.4%
1,672,490	CVS Health Corp.	166,061,532
950,250	Wal-Mart Stores, Inc.	74,167,012
432,207	Walgreens Boots Alliance, Inc.	35,842,927

		276,071,471

	Food, Beverage & Tobacco - 3.1%
1,910,650	Coca-Cola Co.	77,495,964
1,715,200	Mondelez International, Inc. Class A	65,812,224

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.6% - (continued)
	Food, Beverage & Tobacco - 3.1% - (continued)
837,235	Philip Morris International, Inc.	$69,884,005
1,004,535	Unilever N.V.	43,677,182

		256,869,375

	Health Care Equipment & Services - 4.2%
1,347,090	Cardinal Health, Inc.	113,613,571
1,876,110	Medtronic plc	139,676,389
811,420	UnitedHealth Group, Inc.	90,392,188

		343,682,148

	Household & Personal Products - 0.6%
667,235	Procter & Gamble Co.	53,051,855

	Insurance - 6.8%
1,435,350	ACE Ltd.	153,568,096
441,970	Aflac, Inc.	27,861,789
1,211,800	Marsh & McLennan Cos., Inc.	68,054,688
1,476,200	MetLife, Inc.	75,714,298
1,861,375	Principal Financial Group, Inc.	95,153,490
1,666,590	Prudential Financial, Inc.	135,993,744

		556,346,105

	Materials - 2.1%
980,130	Celanese Corp. Series A	65,041,427
1,495,360	Goldcorp, Inc.	28,157,629
1,414,060	International Paper Co.	75,963,303

		169,162,359

	Media - 3.1%
3,470,302	Comcast Corp. Class A	200,444,644
1,410,090	Twenty-First Century Fox, Inc. Class A	48,055,867
56,979	Walt Disney Co.	6,194,757

		254,695,268

	Pharmaceuticals, Biotechnology & Life Sciences - 11.7%
1,516,155	AstraZeneca plc ADR	103,826,294
2,262,640	Bristol-Myers Squibb Co.	144,198,047
1,707,180	Eli Lilly & Co.	122,695,027
1,506,727	Johnson & Johnson	149,467,318
4,826,658	Merck & Co., Inc.	287,475,751
4,237,810	Pfizer, Inc.	143,788,893

		951,451,330

	Retailing - 1.3%
1,554,220	Lowe’s Cos., Inc.	107,023,589

	Semiconductors & Semiconductor Equipment - 3.5%
680,471	Altera Corp.	28,362,031
1,088,900	Analog Devices, Inc.	67,337,576
4,414,520	Intel Corp.	143,692,626
887,510	Texas Instruments, Inc.	48,111,917

		287,504,150

	Software & Services - 6.9%
1,283,395	Accenture plc Class A	118,906,547
228,100	Google, Inc. Class A(1)	125,174,437
5,078,782	Microsoft Corp.	247,031,956
1,632,490	Oracle Corp.	71,209,214

		562,322,154

	Technology Hardware & Equipment - 4.7%
1,239,045	Apple, Inc.	155,066,482
840,140	Avnet, Inc.	35,815,168
4,600,700	Cisco Systems, Inc.	132,638,181
578,400	Qualcomm, Inc.	39,331,200

The accompanying notes are an integral part of these financial statements.

54

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 96.6% - (continued)
	Technology Hardware & Equipment - 4.7% - (continued)
258,450	Western Digital Corp.	$25,260,903

		388,111,934

	Telecommunication Services - 2.6%
4,152,600	Verizon Communications, Inc.	209,457,144

	Transportation - 4.1%
1,993,174	CSX Corp.	71,933,649
1,356,680	Delta Air Lines, Inc.	60,562,195
450,310	FedEx Corp.	76,359,067
1,220,573	United Parcel Service, Inc. Class B	122,704,204

		331,559,115

	Utilities - 3.3%
1,022,415	Dominion Resources, Inc.	73,286,707
1,850,475	Exelon Corp.	62,953,160
967,305	NextEra Energy, Inc.	97,630,094
1,329,980	NRG Energy, Inc.	33,568,695

		267,438,656

	Total Common Stocks (cost $5,661,370,505)	$7,884,074,566

	Total Long-Term Investments (cost $5,661,370,505)	$7,884,074,566

SHORT-TERM INVESTMENTS - 3.4%
	Other Investment Pools & Funds - 2.6%
209,622,687	BlackRock Liquidity Funds TempFund Portfolio	$209,622,687

	U.S. Government Agencies - 0.8%
	FHLB
66,000,000	0.07%, 05/22/2015(2)	65,998,812

	Total Short-Term Investments (cost $275,619,895)	$275,621,499

Total Investments (cost $5,936,990,400)^	100.0%	$8,159,696,065
Other Assets and Liabilities	0.0%	(1,895,030)

Total Net Assets	100.0%	$8,157,801,035

The accompanying notes are an integral part of these financial statements.

55

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $5,955,112,171 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,264,374,332
Unrealized Depreciation	(59,790,438)

Net Unrealized Appreciation	$2,204,583,894

(1)	Non-income producing.

(2)	The interest rate disclosed for this holding is the effective yield on the date of the acquisition.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

The accompanying notes are an integral part of these financial statements.

56

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$129,046,449	$129,046,449	$—	$—
Banks	959,262,464	959,262,464	—	—
Capital Goods	568,517,273	568,517,273	—	—
Commercial & Professional Services	163,772,800	163,772,800	—	—
Consumer Services	77,032,054	77,032,054	—	—
Diversified Financials	182,135,084	182,135,084	—	—
Energy	789,561,789	789,561,789	—	—
Food & Staples Retailing	276,071,471	276,071,471	—	—
Food, Beverage & Tobacco	256,869,375	256,869,375	—	—
Health Care Equipment & Services	343,682,148	343,682,148	—	—
Household & Personal Products	53,051,855	53,051,855	—	—
Insurance	556,346,105	556,346,105	—	—
Materials	169,162,359	169,162,359	—	—
Media	254,695,268	254,695,268	—	—
Pharmaceuticals, Biotechnology & Life Sciences	951,451,330	951,451,330	—	—
Retailing	107,023,589	107,023,589	—	—
Semiconductors & Semiconductor Equipment	287,504,150	287,504,150	—	—
Software & Services	562,322,154	562,322,154	—	—
Technology Hardware & Equipment	388,111,934	388,111,934	—	—
Telecommunication Services	209,457,144	209,457,144	—	—
Transportation	331,559,115	331,559,115	—	—
Utilities	267,438,656	267,438,656	—	—
Short-Term Investments	275,621,499	209,622,687	65,998,812	—

Total	$8,159,696,065	$8,093,697,253	$65,998,812	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

57

The Hartford Equity Income Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.0%
Consumer Staples	8.0
Energy	11.8
Financials	23.8
Health Care	13.7
Industrials	13.2
Information Technology	12.5
Materials	1.6
Telecommunication Services	3.5
Utilities	6.4

Total	99.5%

Short-Term Investments	0.7%
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

58

The Hartford Equity Income Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.5%
	Banks - 13.3%
1,054,970	BB&T Corp.	$40,394,801
1,958,340	JP Morgan Chase & Co.	123,884,589
528,305	M&T Bank Corp.	63,222,259
1,032,585	PNC Financial Services Group, Inc.	94,719,022
1,008,290	US Bancorp	43,225,392
2,670,100	Wells Fargo & Co.	147,122,510

		512,568,573

	Capital Goods - 11.6%
327,595	3M Co.	51,232,582
163,200	Caterpillar, Inc.	14,178,816
1,265,385	Eaton Corp. plc	86,969,911
3,175,390	General Electric Co.	85,989,561
365,000	Honeywell International, Inc.	36,835,800
271,610	Illinois Tool Works, Inc.	25,417,264
391,500	Raytheon Co.	40,716,000
380,412	Schneider Electric S.A.	28,435,180
678,460	United Technologies Corp.	77,174,825

		446,949,939

	Commercial & Professional Services - 0.7%
518,450	Waste Management, Inc.	25,678,829

	Consumer Services - 0.9%
351,050	McDonald’s Corp.	33,893,878

	Diversified Financials - 3.4%
282,660	Ameriprise Financial, Inc.	35,411,645
204,445	BlackRock, Inc.	74,405,713
550,629	Invesco Ltd.	22,807,053

		132,624,411

	Energy - 11.8%
1,036,720	Chevron Corp.	115,138,123
767,500	Enbridge, Inc.	40,163,275
1,098,990	Exxon Mobil Corp.	96,018,756
1,239,200	Marathon Oil Corp.	38,539,120
607,535	Occidental Petroleum Corp.	48,663,554
437,500	Phillips 66	34,698,125
527,105	Royal Dutch Shell plc Class B	16,875,682
1,923,620	Suncor Energy, Inc.	62,710,012

		452,806,647

	Food & Staples Retailing - 0.7%
346,780	Wal-Mart Stores, Inc.	27,066,179

	Food, Beverage & Tobacco - 6.4%
250,400	Anheuser-Busch InBev N.V. ADR	30,058,016
696,114	British American Tobacco plc	38,246,994
923,800	Coca-Cola Co.	37,469,328
278,290	Diageo plc ADR	30,895,756
980,365	Kraft Foods Group, Inc.	83,085,934
322,075	Philip Morris International, Inc.	26,883,600

		246,639,628

	Health Care Equipment & Services - 0.8%
428,820	Baxter International, Inc.	29,477,087

	Household & Personal Products - 0.9%
418,805	Procter & Gamble Co.	33,299,186

	Insurance - 7.1%
732,710	ACE Ltd.	78,392,643
1,894,860	Marsh & McLennan Cos., Inc.	106,415,337
962,000	MetLife, Inc.	49,340,980

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.5% - (continued)
	Insurance - 7.1% - (continued)
737,000	Principal Financial Group, Inc.	$37,675,440

		271,824,400

	Materials - 1.6%
718,680	Dow Chemical Co.	36,652,680
511,585	Nucor Corp.	24,996,043

		61,648,723

	Media - 0.9%
857,755	Thomson Reuters Corp.	35,219,420

	Pharmaceuticals, Biotechnology & Life Sciences - 12.9%
574,965	AstraZeneca plc ADR	39,373,603
647,200	Bristol-Myers Squibb Co.	41,246,056
420,600	Eli Lilly & Co.	30,228,522
1,100,850	Johnson & Johnson	109,204,320
2,047,015	Merck & Co., Inc.	121,920,214
231,848	Novartis AG	23,665,216
2,629,776	Pfizer, Inc.	89,228,300
136,719	Roche Holding AG	39,122,838

		493,989,069

	Retailing - 3.2%
1,141,960	Home Depot, Inc.	122,166,881

	Semiconductors & Semiconductor Equipment - 5.5%
1,257,470	Analog Devices, Inc.	77,761,945
2,504,330	Intel Corp.	81,515,941
939,666	Maxim Integrated Products, Inc.	30,849,235
377,720	Texas Instruments, Inc.	20,476,201

		210,603,322

	Software & Services - 4.4%
2,723,695	Microsoft Corp.	132,480,525
1,440,830	Symantec Corp.	35,912,688

		168,393,213

	Technology Hardware & Equipment - 2.6%
3,460,780	Cisco Systems, Inc.	99,774,287

	Telecommunication Services - 3.5%
836,900	BCE, Inc.	36,895,741
1,905,824	Verizon Communications, Inc.	96,129,762

		133,025,503

	Transportation - 0.9%
334,870	United Parcel Service, Inc. Class B	33,664,481

	Utilities - 6.4%
450,100	Duke Energy Corp.	34,914,257
811,920	Eversource Energy	39,589,219
3,827,547	National Grid plc	51,493,293
317,460	NextEra Energy, Inc.	32,041,238
1,202,460	UGI Corp.	41,857,633
1,339,200	Xcel Energy, Inc.	45,412,272

		245,307,912

	Total Common Stocks (cost $3,053,696,060)	$3,816,621,568

	Total Long-Term Investments (cost $3,053,696,060)	$3,816,621,568

The accompanying notes are an integral part of these financial statements.

59

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
25,148,390	Federated Prime Obligations Fund	$25,148,390

	Total Short-Term Investments (cost $25,148,390)	$25,148,390

Total Investments (cost $3,078,844,450)^	100.2%	$3,841,769,958
Other Assets and Liabilities	(0.2)%	(7,121,137)

Total Net Assets	100.0%	$3,834,648,821

The accompanying notes are an integral part of these financial statements.

60

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,086,991,775 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$769,783,488
Unrealized Depreciation	(15,005,305)

Net Unrealized Appreciation	$754,778,183

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

61

The Hartford Equity Income Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$512,568,573	$512,568,573	$—	$—
Capital Goods	446,949,939	418,514,759	28,435,180	—
Commercial & Professional Services	25,678,829	25,678,829	—	—
Consumer Services	33,893,878	33,893,878	—	—
Diversified Financials	132,624,411	132,624,411	—	—
Energy	452,806,647	435,930,965	16,875,682	—
Food & Staples Retailing	27,066,179	27,066,179	—	—
Food, Beverage & Tobacco	246,639,628	208,392,634	38,246,994	—
Health Care Equipment & Services	29,477,087	29,477,087	—	—
Household & Personal Products	33,299,186	33,299,186	—	—
Insurance	271,824,400	271,824,400	—	—
Materials	61,648,723	61,648,723	—	—
Media	35,219,420	35,219,420	—	—
Pharmaceuticals, Biotechnology & Life Sciences	493,989,069	431,201,015	62,788,054	—
Retailing	122,166,881	122,166,881	—	—
Semiconductors & Semiconductor Equipment	210,603,322	210,603,322	—	—
Software & Services	168,393,213	168,393,213	—	—
Technology Hardware & Equipment	99,774,287	99,774,287	—	—
Telecommunication Services	133,025,503	133,025,503	—	—
Transportation	33,664,481	33,664,481	—	—
Utilities	245,307,912	193,814,619	51,493,293	—
Short-Term Investments	25,148,390	25,148,390	—	—

Total	$3,841,769,958	$3,643,930,755	$197,839,203	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Growth Opportunities Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	20.1%
Consumer Staples	2.0
Financials	7.6
Health Care	21.2
Industrials	12.6
Information Technology	32.1
Materials	1.9

Total	97.5%

Short-Term Investments	2.7%
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

63

The Hartford Growth Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 90.6%
	Automobiles & Components - 0.8%
159,361	Tesla Motors, Inc.(1)	$36,023,554

	Capital Goods - 8.8%
299,579	Acuity Brands, Inc.	50,014,714
1,426,997	AECOM(1)	45,036,025
586,922	AMETEK, Inc.	30,766,451
783,808	Danaher Corp.	64,178,199
889,699	DigitalGlobe, Inc.(1)	28,621,617
1,169,953	Fortune Brands Home & Security, Inc.	52,179,904
1,149,068	HD Supply Holdings, Inc.(1)	37,919,244
4,106,956	Lithium Technology Corp.(1)(2)(3)	21,274,032
1,028,999	Textron, Inc.	45,255,376

		375,245,562

	Commercial & Professional Services - 0.9%
320,387	IHS, Inc. Class A(1)	40,198,957

	Consumer Durables & Apparel - 3.5%
645,953	GoPro, Inc. Class A(1)	32,349,326
290,399	Harman International Industries, Inc.	37,862,221
10,719,360	Samsonite International S.A.	39,095,307
216,313	Whirlpool Corp.	37,984,563

		147,291,417

	Consumer Services - 5.4%
59,390	Chipotle Mexican Grill, Inc.(1)	36,901,383
1,789,709	Diamond Resorts International, Inc.(1)	57,288,585
1,389,258	Hilton Worldwide Holdings, Inc.(1)	40,232,912
1,124,786	Starbucks Corp.	55,766,890
438,134	Wyndham Worldwide Corp.	37,416,643

		227,606,413

	Diversified Financials - 3.5%
142,669	BlackRock, Inc.	51,922,956
1,478,828	Nomad Holdings Ltd.(1)(2)(3)	26,618,904
562,643	Northern Trust Corp.	41,157,336
1,046,579	Platform Specialty Products Corp.(1)	28,194,838

		147,894,034

	Energy - 0.0%
2,187,900	Malakoff Corp. Bhd(1)	1,105,776

	Food & Staples Retailing - 1.0%
894,998	Whole Foods Market, Inc.	42,745,104

	Food, Beverage & Tobacco - 1.0%
315,935	Monster Beverage Corp.(1)	43,317,848

	Health Care Equipment & Services - 6.5%
394,697	Becton Dickinson and Co.	55,600,966
2,929,630	Boston Scientific Corp.(1)	52,206,007
474,373	Cerner Corp.(1)	34,064,725
268,000	DexCom, Inc.(1)	18,108,760
951,752	Envision Healthcare Holdings, Inc.(1)	36,128,506
1,185,474	Hologic, Inc.(1)	39,997,893
78,651	Intuitive Surgical, Inc.(1)	39,009,323

		275,116,180

	Insurance - 1.2%
936,694	American International Group, Inc.	52,726,505

	Materials - 1.9%
299,396	Martin Marietta Materials, Inc.	42,708,839
1,362,604	Platform Specialty Products Corp.(1)	36,708,552

		79,417,391

Shares or Principal Amount		Market Value*
COMMON STOCKS - 90.6% - (continued)
	Media - 1.2%
1,556,987	Twenty-First Century Fox, Inc. Class A	$53,062,117

	Pharmaceuticals, Biotechnology & Life Sciences - 14.7%
282,695	Actavis plc(1)	79,963,108
146,122	Alnylam Pharmaceuticals, Inc.(1)	14,885,448
581,415	AstraZeneca plc	39,900,529
123,028	Biogen, Inc.(1)	46,003,860
37,500	Blueprint Medicines Corp.(1)	707,625
2,289,002	Bristol-Myers Squibb Co.	145,878,097
286,814	Celgene Corp.(1)	30,993,121
345,900	Eisai Co., Ltd.	23,056,792
216,136	Incyte Corp.(1)	20,999,774
811,440	Merck & Co., Inc.	48,329,366
1,209,702	Mylan N.V.(1)	87,413,067
387,593	Novartis AG	39,562,438
102,798	Regeneron Pharmaceuticals, Inc.(1)	47,025,973

		624,719,198

	Real Estate - 2.6%
616,471	American Tower Corp. REIT	58,275,004
1,292,144	CBRE Group, Inc. Class A(1)	49,540,801
81,341	WeWork Companies, Inc. Class A(1)(2)(3)	1,218,976

		109,034,781

	Retailing - 7.5%
405,402	Advance Auto Parts, Inc.	57,972,486
365,406	Amazon.com, Inc.(1)	154,120,943
123,196	JAND Inc. Class A(1)(2)(3)	1,273,449
532,146	Lowe’s Cos., Inc.	36,643,573
121,024	Netflix, Inc.(1)	67,349,856

		317,360,307

	Semiconductors & Semiconductor Equipment - 1.1%
492,238	NXP Semiconductors N.V.(1)	47,313,916

	Software & Services - 17.2%
898,044	Akamai Technologies, Inc.(1)	66,257,686
544,856	Alibaba Group Holding Ltd. ADR(1)	44,291,344
131,500	Apigee Corp.(1)	1,902,805
183,109	Baidu, Inc. ADR(1)	36,673,071
837,484	Cognizant Technology Solutions Corp. Class A(1)	49,026,314
297,216	CoStar Group, Inc.(1)	60,759,867
1,483,844	Facebook, Inc. Class A(1)	116,882,392
64,100	GoDaddy, Inc. Class A(1)	1,606,987
175,499	Google, Inc. Class A(1)	96,308,586
98,622	Google, Inc. Class C(1)	52,993,533
974,377	Mobileye N.V.(1)	43,710,552
1,565,700	Tencent Holdings Ltd.	32,314,279
836,815	Workday, Inc. Class A(1)	76,325,896
513,497	Zillow Group, Inc. Class A(1)	50,137,847

		729,191,159

	Technology Hardware & Equipment - 9.1%
1,970,170	Apple, Inc.	246,566,776
629,909	Arista Networks, Inc.(1)	40,320,475
1,427,817	CDW Corp. of Delaware	54,713,947
669,176	TE Connectivity Ltd.	44,533,663

		386,134,861

	Transportation - 2.7%
393,249	Genesee & Wyoming, Inc. Class A(1)	36,552,495
365,443	Kansas City Southern	37,454,253

The accompanying notes are an integral part of these financial statements.

64

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 90.6% - (continued)
	Transportation - 2.7% - (continued)
421,727	United Parcel Service, Inc. Class B	$42,396,215

		116,402,963

	Total Common Stocks (cost $3,317,671,883)	$3,851,908,043

PREFERRED STOCKS - 6.6%
	Consumer Durables & Apparel - 0.3%
923,832	One Kings Lane, Inc.(1)(2)(3)	$13,099,938

	Consumer Services - 0.1%
2,428,921	Draftkings, Inc.(1)(2)(3)	3,937,655

	Real Estate - 0.4%
2,437,006	Redfin Corp. Series G(1)(2)(3)	7,232,863
404,267	WeWork Companies, Inc. Class D-1(1)(2)(3)	6,058,363
317,638	WeWork Companies, Inc. Class D-2(1)(2)(3)	4,760,137

		18,051,363

	Retailing - 1.2%
443,446	Forward Ventures LLC(1)(2)(3)	17,888,612
116,585	Honest Co.(1)(2)(3)	2,993,903
275,096	JAND Inc. Series D(1)(2)(3)	2,843,604
418,006	Tory Burch LLC(1)(2)(3)	28,018,931

		51,745,050

	Software & Services - 4.1%
454,126	Apigee Corp. PIPE(1)(2)(3)	5,935,987
1,526,069	Birst, Inc. Series F(1)(2)(3)	8,022,240
387,642	Cloudera, Inc.(1)(2)(3)	11,512,967
5,668,755	Essence Holding Group(1)(2)(3)	10,090,384
743,470	Lookout, Inc. Series F(1)(2)(3)	7,642,872
1,078,374	MarkLogic Corp. Series F(1)(2)(3)	11,272,006
158,587	New Relic, Inc. PIPE Series A(1)(2)(3)	5,035,129
610,175	Nutanix, Inc.(1)(2)(3)	10,855,013
282,178	Pinterest, Inc. Series G(1)(2)(3)	9,116,018
2,311,920	Uber Technologies, Inc.(1)(2)(3)	69,324,817
566,228	Veracode, Inc.(1)(2)(3)	16,126,173
3,194,823	Zuora, Inc. Series F(1)(2)(3)	10,924,282

		175,857,888

	Technology Hardware & Equipment - 0.3%
654,892	Pure Storage, Inc.(1)(2)(3)	10,805,718

	Telecommunication Services - 0.2%
19,187	DocuSign, Inc. Series B(1)(2)(3)	366,339
5,747	DocuSign, Inc. Series B-1(1)(2)(3)	109,728
13,788	DocuSign, Inc. Series D(1)(2)(3)	263,256
356,583	DocuSign, Inc. Series E(1)(2)(3)	6,808,275
74,347	DocuSign, Inc. Series F(1)(2)(3)	1,419,515

		8,967,113

	Total Preferred Stocks (cost $243,957,797)	$282,464,725

CONVERTIBLE PREFERRED STOCKS - 0.2%
	Retailing - 0.2%
272,032	Honest Co. Series C(1)(2)(3)	$6,985,782

	Total Convertible Preferred Stocks (cost $7,360,451)	$6,985,782

Shares or Principal Amount		Market Value*
WARRANTS - 0.1%
	Diversified Financials - 0.1%
1,484,000	Nomad Holdings Ltd.(1)(2)(3)	$3,710,000

	Total Warrants (cost $14,840)	$3,710,000

	Total Long-Term Investments (cost $3,569,004,971)	$4,145,068,550

SHORT-TERM INVESTMENTS - 2.7%
	Other Investment Pools & Funds - 2.7%
115,804,583	Federated Prime Obligations Fund	$115,804,583

	Total Short-Term Investments (cost $115,804,583)	$115,804,583

Total Investments (cost $3,684,809,554)^	100.2%	$4,260,873,133
Other Assets and Liabilities	(0.2)%	(9,857,847)

Total Net Assets	100.0%	$4,251,015,286

The accompanying notes are an integral part of these financial statements.

65

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,685,798,886 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$642,572,166
Unrealized Depreciation	(67,497,919)

Net Unrealized Appreciation	$575,074,247

(1)	Non-income producing.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $343,545,868, which represents 8.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	454,126	Apigee Corp. PIPE Preferred	$9,689,753
03/2015	1,526,069	Birst, Inc. Series F Preferred	8,913,617
02/2014	387,642	Cloudera, Inc. Preferred	5,644,068
02/2014	19,187	DocuSign, Inc. Series B Preferred	251,971
02/2014	5,747	DocuSign, Inc. Series B-1 Preferred	75,472
02/2014	13,788	DocuSign, Inc. Series D Preferred	181,069
02/2014	356,583	DocuSign, Inc. Series E Preferred	4,682,791
04/2015	74,347	DocuSign, Inc. Series F Preferred	1,419,515
02/2014	2,428,921	Draftkings, Inc. Preferred	4,375,172
05/2014	5,668,755	Essence Holding Group Preferred	8,964,002
11/2014	443,446	Forward Ventures LLC Preferred	13,805,011
08/2014	116,585	Honest Co. Preferred	3,154,475
08/2014	272,032	Honest Co. Series C Convertible Preferred	7,360,451
04/2015	123,196	JAND Inc.	1,414,943
04/2015	275,096	JAND Inc. Series D Preferred	3,159,560
08/2013	4,106,956	Lithium Technology Corp.	20,017,304
07/2014	743,470	Lookout, Inc. Series F Preferred	8,492,732
04/2015	1,078,374	MarkLogic Corp. Series F Preferred	12,524,451
04/2014	158,587	New Relic, Inc. PIPE Series A Preferred	4,501,696
04/2014	1,478,828	Nomad Holdings Ltd.	14,773,492
04/2014	1,484,000	Nomad Holdings Ltd. Warrants	14,840
08/2014	610,175	Nutanix, Inc. Preferred	8,174,209
01/2014	923,832	One Kings Lane, Inc. Preferred	14,242,718
03/2015	282,178	Pinterest, Inc. Series G Preferred	10,128,909
04/2014	654,892	Pure Storage, Inc. Preferred	10,298,766
12/2014	2,437,006	Redfin Corp. Series G Preferred	8,036,515
11/2013	418,006	Tory Burch LLC Preferred	32,761,838
06/2014	2,311,920	Uber Technologies, Inc. Preferred	35,864,931
08/2014	566,228	Veracode, Inc. Preferred	10,455,910
12/2014	81,341	WeWork Companies, Inc.	1,354,422
12/2014	404,267	WeWork Companies, Inc. Class D-1 Preferred	6,731,514
12/2014	317,638	WeWork Companies, Inc. Class D-2 Preferred	5,289,041
01/2015	3,194,823	Zuora, Inc. Series F Preferred	12,138,091

			$288,893,249

At April 30, 2015, the aggregate value of these securities were $343,545,868, which represents 8.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
JPY	Sell	05/01/15	DEUT	$986,520	$984,688	$1,832
JPY	Sell	05/07/15	HSBC	1,530,342	1,526,075	4,267

Total						$6,099

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
HSBC	HSBC Bank USA

Currency Abbreviations:
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

67

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$36,023,554	$36,023,554	$—	$—
Capital Goods	375,245,562	353,971,530	—	21,274,032
Commercial & Professional Services	40,198,957	40,198,957	—	—
Consumer Durables & Apparel	147,291,417	108,196,110	39,095,307	—
Consumer Services	227,606,413	227,606,413	—	—
Diversified Financials	147,894,034	93,080,292	28,194,838	26,618,904
Energy	1,105,776	1,105,776	—	—
Food & Staples Retailing	42,745,104	42,745,104	—	—
Food, Beverage & Tobacco	43,317,848	43,317,848	—	—
Health Care Equipment & Services	275,116,180	275,116,180	—	—
Insurance	52,726,505	52,726,505	—	—
Materials	79,417,391	79,417,391	—	—
Media	53,062,117	53,062,117	—	—
Pharmaceuticals, Biotechnology & Life Sciences	624,719,198	522,199,439	102,519,759	—
Real Estate	109,034,781	107,815,805	—	1,218,976
Retailing	317,360,307	316,086,858	—	1,273,449
Semiconductors & Semiconductor Equipment	47,313,916	47,313,916	—	—
Software & Services	729,191,159	696,876,880	32,314,279	—
Technology Hardware & Equipment	386,134,861	386,134,861	—	—
Transportation	116,402,963	116,402,963	—	—
Preferred Stocks	282,464,725	—	—	282,464,725
Convertible Preferred Stocks	6,985,782	—	—	6,985,782
Warrants	3,710,000	—	—	3,710,000
Short-Term Investments	115,804,583	115,804,583	—	—

Total	$4,260,873,133	$3,715,203,082	$202,124,183	$343,545,868

Foreign Currency Contracts(2)	$6,099	$—	$6,099	$—

Total	$6,099	$—	$6,099	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Convertible Preferred Stock	Preferred Stock	Warrants	Total
Beginning balance	$49,120,034	$6,624,406	$162,484,112	$—	$218,228,552
Purchases	7,439,903	—	86,521,396	—	93,961,299
Sales	—	—	(24,404,568)	—	(24,404,568)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	9,911,883	—	9,911,883
Net change in unrealized appreciation/depreciation	10,273,314	361,376	47,951,902	3,227,700	61,814,292
Transfers into Level 3(1)	15,165,372	—	—	482,300	15,647,672
Transfers out of Level 3(1)	(31,613,262)	—	—	—	(31,613,262)

Ending balance	$50,385,361	$6,985,782	$282,464,725	$3,710,000	$343,545,868

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $62,519,446.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

68

The Hartford Healthcare Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	3.2%
Health Care	91.4
Information Technology	0.2

Total	94.8%

Short-Term Investments	6.4%
Other Assets & Liabilities	(1.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

69

The Hartford Healthcare Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8%
	Biotechnology - 25.3%
624,320	Achillion Pharmaceuticals, Inc.(1)	$5,462,800
111,030	Acorda Therapeutics, Inc.(1)	3,338,672
489,901	Alkermes plc(1)	27,125,818
162,160	Alnylam Pharmaceuticals, Inc.(1)	16,519,239
250,691	Anacor Pharmaceuticals, Inc.(1)	13,208,909
1,939,700	Arena Pharmaceuticals, Inc.(1)	8,457,092
728,296	BioCryst Pharmaceuticals, Inc.(1)	6,765,870
26,753	Biogen, Inc.(1)	10,003,749
11,900	Blueprint Medicines Corp.(1)	224,553
13,820	Cellectis S.A. ADR(1)	454,678
227,680	Cepheid(1)	12,772,848
468,843	Dicerna Pharmaceuticals, Inc.(1)	9,409,679
239,620	Five Prime Therapeutics, Inc.(1)	4,806,777
14,743	Foundation Medicine, Inc.(1)	670,954
369,384	Galapagos N.V.(1)	15,582,638
638,090	Gilead Sciences, Inc.(1)	64,134,426
386,096	GlycoMimetics, Inc.(1)	3,200,736
225,048	Incyte Corp.(1)	21,865,664
149,005	Innate Pharma S.A.(1)	2,608,461
14,120	Invitae Corp.(1)	154,614
347,610	Ironwood Pharmaceuticals, Inc.(1)	4,748,353
194,799	Otonomy, Inc.(1)	5,111,526
188,080	Portola Pharmaceuticals, Inc.(1)	6,712,575
86,030	PTC Therapeutics, Inc.(1)	5,054,262
88,502	Regeneron Pharmaceuticals, Inc.(1)	40,486,125
417,460	Regulus Therapeutics, Inc.(1)	5,239,123
754,190	Rigel Pharmaceuticals, Inc.(1)	3,212,849
71,284	Seattle Genetics, Inc.(1)	2,447,893
27,190	Synageva BioPharma Corp.(1)	2,500,392
175,290	T2 Biosystems, Inc.(1)	2,711,736
314,433	TESARO, Inc.(1)	17,127,166
397,972	Trevana, Inc.(1)	2,455,487
140,793	Vertex Pharmaceuticals, Inc.(1)	17,356,961

		341,932,625

	Drug Retail - 3.1%
247,690	CVS Health Corp.	24,593,140
39,630	Diplomat Pharmacy, Inc.(1)	1,419,547
196,750	Walgreens Boots Alliance, Inc.	16,316,477

		42,329,164

	Health Care Services - 1.1%
399,746	Envision Healthcare Holdings, Inc.(1)	15,174,358

	Health Care Distributors - 5.1%
280,910	Cardinal Health, Inc.	23,691,949
202,570	McKesson Corp.	45,254,138

		68,946,087

	Health Care Equipment - 18.1%
438,130	Abbott Laboratories	20,337,995
288,550	AtriCure, Inc.(1)	6,350,985
82,890	Becton Dickinson and Co.	11,676,714
1,640,590	Boston Scientific Corp.(1)	29,235,314
278,585	Globus Medical, Inc. Class A(1)	6,655,396
86,525	HeartWare International, Inc.(1)	6,550,808
580,580	K2M Group Holdings, Inc.(1)	12,197,986
893,709	Medtronic plc	66,536,635
381,972	St. Jude Medical, Inc.	26,757,138
228,700	Stryker Corp.	21,095,288
80,932	Teleflex, Inc.	9,951,399
203,873	Tornier N.V.(1)	5,274,194

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8% - (continued)
	Health Care Equipment - 18.1% - (continued)
609,237	TriVascular Techonologies, Inc.(1)	$4,447,430
158,533	Zimmer Holdings, Inc.	17,413,265

		244,480,547

	Health Care Facilities - 5.6%
112,730	Acadia Healthcare Co., Inc.(1)	7,722,005
470,061	Al Noor Hospitals Group plc	6,479,460
424,220	HCA Holdings, Inc.(1)	31,396,522
587,058	NMC Health plc	6,866,639
2,751,930	Phoenix Healthcare Group Co., Ltd.	5,678,682
860,320	Spire Healthcare Group plc(1)	4,213,405
107,620	Universal Health Services, Inc. Class B	12,586,159

		74,942,872

	Health Care Supplies - 0.7%
117,206	Dentsply International, Inc.	5,977,506
199,610	Endologix, Inc.(1)	3,105,932

		9,083,438

	Health Care Technology - 1.7%
347,994	Allscripts Healthcare Solutions, Inc.(1)	4,628,320
74,090	athenahealth, Inc.(1)	9,087,879
203,750	Castlight Health, Inc. Class B(1)	1,534,238
271,240	IMS Health Holdings, Inc.(1)	7,483,512

		22,733,949

	Internet Software & Services - 0.2%
255,953	Everyday Health, Inc.(1)	3,137,984

	Life Sciences Tools & Services - 3.4%
166,770	Agilent Technologies, Inc.	6,899,275
40,879	MorphoSys AG(1)	2,941,090
229,470	PRA Health Sciences, Inc.(1)	6,535,306
91,860	Quintiles Transnational Holdings, Inc(1)	6,051,737
126,680	Thermo Fisher Scientific, Inc.	15,921,142
188,850	WuXi PharmaTech Cayman, Inc. ADR(1)	8,152,654

		46,501,204

	Managed Health Care - 6.7%
382,360	Aetna, Inc.	40,862,813
239,520	Cigna Corp.	29,853,773
228,800	Qualicorp S.A.(1)	1,883,284
156,620	UnitedHealth Group, Inc.	17,447,468

		90,047,338

	Pharmaceuticals - 23.8%
191,500	Actavis plc(1)	54,167,690
398,657	Aerie Pharmaceuticals, Inc.(1)	3,843,053
121,645	Almirall S.A.(1)	2,293,574
292,510	AstraZeneca plc ADR	20,031,085
1,249,050	Bristol-Myers Squibb Co.	79,601,957
332,500	Daiichi Sankyo Co., Ltd.	5,775,088
163,800	Eisai Co., Ltd.	10,918,481
309,250	Eli Lilly & Co.	22,225,798
74,970	Johnson & Johnson	7,437,024
305,017	Medicines Co.(1)	7,811,485
285,140	MediWound Ltd.(1)	1,682,326
340,040	Merck & Co., Inc.	20,252,782
265,720	Mylan N.V.(1)	19,200,927
167,722	Ocular Therapeutix, Inc.(1)	3,681,498
47,500	Ono Pharmaceutical Co., Ltd.	5,148,008
630,000	Shionogi & Co., Ltd.	20,767,743
315,731	Tetraphase Pharmaceuticals, Inc.(1)	11,138,990

The accompanying notes are an integral part of these financial statements.

70

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 94.8% - (continued)
	Pharmaceuticals - 23.8% - (continued)
201,186	Teva Pharmaceutical Industries Ltd. ADR	$12,155,658
143,314	UCB S.A.	10,323,315
415,531	XenoPort, Inc.(1)	2,464,099

		320,920,581

	Total Common Stocks (cost $904,494,087)	$1,280,230,147

	Total Long-Term Investments (cost $904,494,087)	$1,280,230,147

SHORT-TERM INVESTMENTS - 6.4%
	Other Investment Pools & Funds - 5.1%
68,579,810	Federated Prime Obligations Fund	$68,579,810

	U.S. Government Agencies - 1.3%
	FHLB
18,000,000	0.18%, 05/22/2015	17,999,676

	Total Short-Term Investments (cost $86,579,023)	$86,579,486

Total Investments (cost $991,073,110)^	101.2%	$1,366,809,633
Other Assets and Liabilities	(1.2)%	(16,151,740)

Total Net Assets	100.0%	$1,350,657,893

The accompanying notes are an integral part of these financial statements.

71

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $995,468,205 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$390,083,452
Unrealized Depreciation	(18,742,024)

Net Unrealized Appreciation	$371,341,428

(1)	Non-income producing.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
BRL	Buy	05/05/15	MSC	$29,690	$29,186	$(504)
EUR	Buy	05/05/15	WEST	493,452	494,968	1,516
EUR	Buy	05/06/15	WEST	35,188	35,296	108
GBP	Buy	05/05/15	TDB	153,119	153,359	240
HKD	Buy	05/05/15	UBS	89,417	89,424	7
JPY	Buy	05/08/15	DEUT	672,501	669,849	(2,652)

Total						$(1,285)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
MSC	Morgan Stanley
TDB	Toronto-Dominion Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
BRL	Brazilian Real
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
FHLB	Federal Home Loan Bank

The accompanying notes are an integral part of these financial statements.

72

The Hartford Healthcare Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$341,932,625	$339,324,164	$2,608,461	$—
Drug Retail	42,329,164	42,329,164	—	—
Health Care Services	15,174,358	15,174,358	—	—
Health Care Distributors	68,946,087	68,946,087	—	—
Health Care Equipment	244,480,547	244,480,547	—	—
Health Care Facilities	74,942,872	65,050,785	9,892,087	—
Health Care Supplies	9,083,438	9,083,438	—	—
Health Care Technology	22,733,949	22,733,949	—	—
Internet Software & Services	3,137,984	3,137,984	—	—
Life Sciences Tools & Services	46,501,204	43,560,114	2,941,090	—
Managed Health Care	90,047,338	90,047,338	—	—
Pharmaceuticals	320,920,581	265,694,372	55,226,209	—
Short-Term Investments	86,579,486	68,579,810	17,999,676	—

Total	$1,366,809,633	$1,278,142,110	$88,667,523	$—

Foreign Currency Contracts(2)	$1,871	$—	$1,871	$—

Total	$1,871	$—	$1,871	$—

Liabilities
Foreign Currency Contracts(2)	$(3,156)	$—	$(3,156)	$—

Total	$(3,156)	$—	$(3,156)	$—

(1)	For the six-month period ended April 30, 2015, investments valued at $3,436,396 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

73

The Hartford MidCap Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.5%
Consumer Staples	2.4
Energy	7.1
Financials	13.8
Health Care	18.6
Industrials	21.5
Information Technology	21.9
Materials	3.0
Utilities	1.9

Total	99.7%

Short-Term Investments	0.4%
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

74

The Hartford MidCap Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7%
	Automobiles & Components - 1.3%
1,103,083	Harley-Davidson, Inc.	$62,004,295

	Banks - 3.6%
223,197	Cullen/Frost Bankers, Inc.	16,279,989
469,902	East West Bancorp, Inc.	19,073,322
833,638	First Republic Bank	48,592,759
731,443	M&T Bank Corp.	87,531,784

		171,477,854

	Capital Goods - 8.0%
1,799,017	Allison Transmission Holdings, Inc.	55,193,842
505,333	Colfax Corp.(1)	25,059,463
628,929	IDEX Corp.	47,175,964
856,258	Jacobs Engineering Group, Inc.(1)	36,699,218
812,284	Lennox International, Inc.	86,069,613
663,484	MSC Industrial Direct Co., Inc. Class A	47,147,173
701,479	PACCAR, Inc.	45,841,653
369,729	Pall Corp.	35,982,026

		379,168,952

	Commercial & Professional Services - 9.8%
760,327	Clean Harbors, Inc.(1)	42,008,067
1,347,755	Equifax, Inc.	130,637,892
1,040,098	ManpowerGroup, Inc.	88,751,562
2,008,691	Robert Half International, Inc.	111,381,916
708,202	TriNet Group, Inc.(1)	24,801,234
1,477,833	Waste Connections, Inc.	70,064,063

		467,644,734

	Consumer Durables & Apparel - 2.5%
264,709	Harman International Industries, Inc.	34,512,760
63,170	NVR, Inc.(1)	83,794,373

		118,307,133

	Diversified Financials - 4.4%
620,471	Invesco Ltd.	25,699,909
370,468	Moody’s Corp.	39,832,719
685,396	MSCI, Inc.	41,939,381
707,383	Northern Trust Corp.	51,745,067
1,060,844	SEI Investments Co.	48,438,137

		207,655,213

	Energy - 7.1%
277,697	Cimarex Energy Co.	34,545,507
2,878,258	Cobalt International Energy, Inc.(1)	30,797,361
340,414	Diamondback Energy, Inc.(1)	28,107,984
584,271	Energen Corp.	41,582,567
579,699	Gulfport Energy Corp.(1)	28,370,469
1,281,333	Laredo Petroleum, Inc.(1)	20,245,061
1,661,939	Memorial Resource Development Corp.(1)	33,554,548
1,817,554	Patterson-UTI Energy, Inc.	40,622,332
155,287	Pioneer Natural Resources Co.	26,830,488
1,345,848	QEP Resources, Inc.	30,281,580
424,471	World Fuel Services Corp.	23,558,141

		338,496,038

	Food & Staples Retailing - 0.6%
378,146	PriceSmart, Inc.	30,425,627

	Food, Beverage & Tobacco - 1.8%
611,244	Monster Beverage Corp.(1)	83,807,665

	Health Care Equipment & Services - 9.3%
1,530,277	Envision Healthcare Holdings, Inc.(1)	58,089,315
1,509,281	IMS Health Holdings, Inc.(1)	41,641,063

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 9.3% - (continued)
559,205	MEDNAX, Inc.(1)	$39,580,530
652,028	Omnicare, Inc.	57,365,423
935,543	Patterson Cos., Inc.	43,928,422
563,705	Sirona Dental Systems, Inc.(1)	52,283,639
711,801	Team Health Holdings, Inc.(1)	42,401,986
647,633	Universal Health Services, Inc. Class B	75,740,679
358,665	Varian Medical Systems, Inc.(1)	31,867,385

		442,898,442

	Insurance - 5.8%
118,394	Alleghany Corp.(1)	56,061,927
94,315	Fairfax Financial Holdings Ltd.	51,515,612
133,983	Markel Corp.(1)	99,233,169
51,765	White Mountains Insurance Group Ltd.	34,991,587
671,079	WR Berkley Corp.	32,876,160

		274,678,455

	Materials - 3.0%
486,275	Ball Corp.	35,697,448
557,889	Packaging Corp. of America	38,600,340
117,381	Sherwin-Williams Co.	32,631,918
634,156	Silgan Holdings, Inc.	34,161,983

		141,091,689

	Pharmaceuticals, Biotechnology & Life Sciences - 9.3%
247,141	Agios Pharmaceuticals, Inc.(1)	22,821,000
1,513,508	Alkermes plc(1)	83,802,938
405,771	Alnylam Pharmaceuticals, Inc.(1)	41,335,892
579,444	Incyte Corp.(1)	56,298,779
1,883,028	Ironwood Pharmaceuticals, Inc.(1)	25,722,162
265,082	Jazz Pharmaceuticals plc(1)	47,370,153
434,345	Medivation, Inc.(1)	52,442,815
139,171	Mettler-Toledo International, Inc.(1)	44,118,599
106,715	Puma Biotechnology, Inc.(1)	19,270,595
383,411	Waters Corp.(1)	47,999,223

		441,182,156

	Retailing - 5.7%
799,798	Advance Auto Parts, Inc.	114,371,114
1,283,650	CarMax, Inc.(1)	87,429,402
236,552	Tiffany & Co.	20,693,569
583,490	TripAdvisor, Inc.(1)	46,965,110

		269,459,195

	Semiconductors & Semiconductor Equipment - 1.1%
456,528	First Solar, Inc.(1)	27,241,026
839,727	SunPower Corp.(1)	27,030,812

		54,271,838

	Software & Services - 14.0%
1,270,349	Akamai Technologies, Inc.(1)	93,726,349
452,438	Factset Research Systems, Inc.	71,209,217
5,671,182	Genpact Ltd.(1)	123,972,039
1,845,830	HomeAway, Inc.(1)	51,590,948
1,477,333	Pandora Media, Inc.(1)	26,355,621
772,093	Solera Holdings, Inc.	37,461,952
2,927,734	Vantiv, Inc. Class A(1)	114,474,399
720,672	VeriSign, Inc.(1)	45,769,879
535,034	WEX, Inc.(1)	60,303,682
901,788	Yelp, Inc.(1)	35,521,429
70,395	Zillow Group, Inc. Class A(1)	6,873,368

		667,258,883

The accompanying notes are an integral part of these financial statements.

75

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Technology Hardware & Equipment - 6.8%
877,527	Amphenol Corp. Class A	$48,588,670
1,081,523	CDW Corp. of Delaware	41,443,961
395,934	F5 Networks, Inc.(1)	48,311,867
264,584	FEI Co.	19,965,509
2,291,224	National Instruments Corp.	65,529,006
1,580,436	Nimble Storage, Inc.(1)	38,657,464
2,290,539	Trimble Navigation Ltd.(1)	58,248,407

		320,744,884

	Transportation - 3.7%
81,494	AMERCO	26,244,328
672,334	Genesee & Wyoming, Inc. Class A(1)	62,493,445
636,387	J.B. Hunt Transport Services, Inc.	55,492,946
1,627,084	JetBlue Airways Corp.(1)	33,404,035

		177,634,754

	Utilities - 1.9%
331,069	Eversource Energy	16,142,924
1,594,515	UGI Corp.	55,505,067
411,015	Wisconsin Energy Corp.	20,189,057

		91,837,048

	Total Common Stocks (cost $3,570,914,045)	$4,740,044,855

	Total Long-Term Investments (cost $3,570,914,045)	$4,740,044,855

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
16,849,100	BlackRock Liquidity Funds TempFund Portfolio	$16,849,100

	Total Short-Term Investments (cost $16,849,100)	$16,849,100

Total Investments (cost $3,587,763,145)^	100.1%	$4,756,893,955
Other Assets and Liabilities	(0.1)%	(4,851,431)

Total Net Assets	100.0%	$4,752,042,524

The accompanying notes are an integral part of these financial statements.

76

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $3,594,472,967 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,256,977,910
Unrealized Depreciation	(94,556,922)

Net Unrealized Appreciation	$1,162,420,988

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

77

The Hartford MidCap Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$62,004,295	$62,004,295	$—	$—
Banks	171,477,854	171,477,854	—	—
Capital Goods	379,168,952	379,168,952	—	—
Commercial & Professional Services	467,644,734	467,644,734	—	—
Consumer Durables & Apparel	118,307,133	118,307,133	—	—
Diversified Financials	207,655,213	207,655,213	—	—
Energy	338,496,038	338,496,038	—	—
Food & Staples Retailing	30,425,627	30,425,627	—	—
Food, Beverage & Tobacco	83,807,665	83,807,665	—	—
Health Care Equipment & Services	442,898,442	442,898,442	—	—
Insurance	274,678,455	274,678,455	—	—
Materials	141,091,689	141,091,689	—	—
Pharmaceuticals, Biotechnology & Life Sciences	441,182,156	441,182,156	—	—
Retailing	269,459,195	269,459,195	—	—
Semiconductors & Semiconductor Equipment	54,271,838	54,271,838	—	—
Software & Services	667,258,883	667,258,883	—	—
Technology Hardware & Equipment	320,744,884	320,744,884	—	—
Transportation	177,634,754	177,634,754	—	—
Utilities	91,837,048	91,837,048	—	—
Short-Term Investments	16,849,100	16,849,100	—	—

Total	$4,756,893,955	$4,756,893,955	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Value Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.3%
Consumer Staples	2.3
Energy	5.7
Financials	26.8
Health Care	7.8
Industrials	15.5
Information Technology	11.9
Materials	8.9
Utilities	5.3

Total	98.5%

Short-Term Investments	1.7%
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Value Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.5%
	Automobiles & Components - 1.1%
199,600	Goodyear Tire & Rubber Co.	$5,661,654

	Banks - 8.1%
215,728	BankUnited, Inc.	7,088,822
114,100	CIT Group, Inc.	5,137,923
176,600	Comerica, Inc.	8,372,606
121,600	EverBank Financial Corp.	2,258,112
103,900	IBERIABANK Corp.	6,474,009
51,000	South State Corp.	3,453,720
316,000	Zions Bancorporation	8,953,860

		41,739,052

	Capital Goods - 15.5%
255,725	Barnes Group, Inc.	10,254,573
75,200	Curtiss-Wright Corp.	5,494,112
68,625	Esterline Technologies Corp.(1)	7,637,276
154,400	Generac Holdings, Inc.(1)	6,436,936
78,300	Hubbell, Inc. Class B	8,521,389
123,600	Moog, Inc. Class A(1)	8,637,168
106,721	Orbital ATK, Inc.	7,807,708
224,315	Rexel S.A.	4,227,583
419,300	Sanwa Holdings Corp.	3,164,614
130,400	Sensata Technologies Holding N.V.(1)	7,199,384
13,800	Teledyne Technologies, Inc.(1)	1,448,586
118,200	WESCO International, Inc.(1)	8,526,948

		79,356,277

	Consumer Durables & Apparel - 7.9%
175,700	D.R. Horton, Inc.	4,462,780
185,500	Lennar Corp. Class A	8,495,900
294,606	Newell Rubbermaid, Inc.	11,233,327
385,600	Performance Sports Group Ltd.(1)	7,827,680
585,000	Samsonite International S.A.	2,133,593
176,900	Toll Brothers, Inc.(1)	6,287,026

		40,440,306

	Consumer Services - 1.5%
161,100	Norwegian Cruise Line Holdings Ltd.(1)	7,814,961

	Diversified Financials - 1.7%
71,900	LPL Financial Holdings, Inc.	2,909,793
90,900	MSCI, Inc.	5,562,171
182,200	Solar Cayman Ltd.(1)(2)(3)(4)	12,754

		8,484,718

	Energy - 5.7%
449,646	Cobalt International Energy, Inc.(1)	4,811,212
118,100	Diamondback Energy, Inc.(1)	9,751,517
86,800	HollyFrontier Corp.	3,366,104
218,843	Laredo Petroleum, Inc.(1)	3,457,720
57,600	Newfield Exploration Co.(1)	2,260,224
193,600	QEP Resources, Inc.	4,356,000
334,500	Trican Well Service Ltd.	1,413,966

		29,416,743

	Food, Beverage & Tobacco - 2.3%
96,682	Ebro Foods S.A.	1,875,452
81,300	Ingredion, Inc.	6,455,220
788,236	Treasury Wine Estates Ltd.	3,457,017

		11,787,689

	Health Care Equipment & Services - 2.7%
264,078	Brookdale Senior Living, Inc.(1)	9,567,546
53,200	WellCare Health Plans, Inc.(1)	4,119,276

		13,686,822

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.5% - (continued)
	Insurance - 8.2%
111,800	Argo Group International Holdings Ltd.	$5,477,082
116,100	Hanover Insurance Group, Inc.	7,960,977
111,442	Reinsurance Group of America, Inc.	10,210,316
1,600	StanCorp Financial Group, Inc.	115,328
298,577	Unum Group	10,199,390
213,300	XL Group plc	7,909,164

		41,872,257

	Materials - 8.9%
144,500	Cabot Corp.	6,175,930
117,400	Celanese Corp. Series A	7,790,664
242,600	Huntsman Corp.	5,591,930
470,800	Louisiana-Pacific Corp.(1)	7,174,992
227,984	Methanex Corp.	13,726,917
43,000	Packaging Corp. of America	2,975,170
36,800	Reliance Steel & Aluminum Co.	2,381,696

		45,817,299

	Media - 2.4%
35,800	AMC Entertainment Holdings, Inc. Class A	1,076,148
297,700	Interpublic Group of Cos., Inc.	6,204,068
175,700	Quebecor, Inc. Class B	4,831,932

		12,112,148

	Pharmaceuticals, Biotechnology & Life Sciences - 5.1%
565,539	Almirall S.A.(1)	10,663,041
83,400	Ono Pharmaceutical Co., Ltd.	9,038,819
31,590	UCB S.A.	2,275,518
90,700	WuXi PharmaTech Cayman, Inc. ADR(1)	3,915,519

		25,892,897

	Real Estate - 8.8%
160,100	American Assets Trust, Inc. REIT	6,371,980
236,800	Blackstone Mortgage Trust, Inc. Class A REIT	7,276,864
171,800	Equity LifeStyle Properties, Inc. REIT	9,074,476
130,500	Extra Space Storage, Inc. REIT	8,603,865
281,200	Forest City Enterprises, Inc. Class A(1)	6,681,312
14,400	Plum Creek Timber Co., Inc. REIT	607,680
54,900	SL Green Realty Corp. REIT	6,717,564

		45,333,741

	Retailing - 1.4%
193,500	DSW, Inc. Class A	7,018,245

	Semiconductors & Semiconductor Equipment - 4.2%
295,600	Microsemi Corp.(1)	9,861,216
110,175	Qorvo, Inc.(1)	7,261,635
49,017	Synaptics, Inc.(1)	4,152,720

		21,275,571

	Software & Services - 4.0%
194,400	Booz Allen Hamilton Holding Corp.	5,346,000
60,000	Check Point Software Technologies Ltd. ADR(1)	5,008,800
162,352	Verint Systems, Inc.(1)	9,973,283

		20,328,083

	Technology Hardware & Equipment - 3.7%
258,000	ARRIS Group, Inc.(1)	8,688,150
176,371	Arrow Electronics, Inc.(1)	10,531,112

		19,219,262

	Utilities - 5.3%
47,700	Alliant Energy Corp.	2,884,419
168,500	Great Plains Energy, Inc.	4,411,330

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.5% - (continued)
	Utilities - 5.3% - (continued)
193,000	Portland General Electric Co.	$6,785,880
230,102	UGI Corp.	8,009,851
131,200	Westar Energy, Inc.	4,939,680

		27,031,160

	Total Common Stocks (cost $407,155,886)	$504,288,885

	Total Long-Term Investments (cost $407,155,886)	$504,288,885

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
8,595,037	Federated Prime Obligations Fund	$8,595,037

	Total Short-Term Investments (cost $8,595,037)	$8,595,037

Total Investments (cost $415,750,923)^	100.2%	$512,883,922
Other Assets and Liabilities	(0.2)%	(867,809)

Total Net Assets	100.0%	$512,016,113

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $417,569,637 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$105,266,579
Unrealized Depreciation	(9,952,294)

Net Unrealized Appreciation	$95,314,285

(1)	Non-income producing.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of this security was $12,754, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2015, the aggregate value of this security was $12,754, which represents 0.0% of total net assets.

(4)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	182,200	Solar Cayman Ltd.	$53,400

At April 30, 2015, the aggregate value of this security was $12,754, which represents 0.0% of total net assets.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
AUD	Buy	05/05/15	DEUT	$6,591	$6,590	$(1)
CAD	Buy	05/04/15	CBA	11,225	11,177	(48)
EUR	Buy	05/05/15	WEST	8,328	8,354	26
EUR	Buy	05/06/15	WEST	3,747	3,758	11
HKD	Buy	05/05/15	UBS	4,419	4,419	—
JPY	Buy	05/08/15	DEUT	6,036	6,012	(24)

Total						$(36)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBA	Commonwealth Bank of Australia
DEUT	Deutsche Bank Securities, Inc.
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
HKD	Hong Kong Dollar
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$5,661,654	$5,661,654	$—	$—
Banks	41,739,052	41,739,052	—	—
Capital Goods	79,356,277	71,964,080	7,392,197	—
Consumer Durables & Apparel	40,440,306	38,306,713	2,133,593	—
Consumer Services	7,814,961	7,814,961	—	—
Diversified Financials	8,484,718	8,471,964	—	12,754
Energy	29,416,743	29,416,743	—	—
Food, Beverage & Tobacco	11,787,689	6,455,220	5,332,469	—
Health Care Equipment & Services	13,686,822	13,686,822	—	—
Insurance	41,872,257	41,872,257	—	—
Materials	45,817,299	45,817,299	—	—
Media	12,112,148	12,112,148	—	—
Pharmaceuticals, Biotechnology & Life Sciences	25,892,897	3,915,519	21,977,378	—
Real Estate	45,333,741	45,333,741	—	—
Retailing	7,018,245	7,018,245	—	—
Semiconductors & Semiconductor Equipment	21,275,571	21,275,571	—	—
Software & Services	20,328,083	20,328,083	—	—
Technology Hardware & Equipment	19,219,262	19,219,262	—	—
Utilities	27,031,160	27,031,160	—	—
Short-Term Investments	8,595,037	8,595,037	—	—

Total	$512,883,922	$476,035,531	$36,835,637	$12,754

Foreign Currency Contracts(2)	$37	$—	$37	$—

Total	$37	$—	$37	$—

Liabilities
Foreign Currency Contracts(2)	$(73)	$—	$(73)	$—

Total	$(73)	$—	$(73)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$12,754	$12,754
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/(depreciation)	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$12,754	$12,754

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investment held at April 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

83

The Hartford Small Company Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.8%
Consumer Staples	1.2
Energy	2.8
Financials	10.4
Health Care	19.5
Industrials	19.4
Information Technology	27.7
Materials	4.5
Utilities	0.1

Total	99.4%

Short-Term Investments	0.6%
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

84

The Hartford Small Company Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1%
	Automobiles & Components - 0.7%
23,954	Dana Holding Corp.	$516,688
79,935	Gentherm, Inc.(1)	4,214,972
5,296	Standard Motor Products, Inc.	200,189
15,676	Tenneco Automotive, Inc.(1)	916,262
559	Tesla Motors, Inc.(1)	126,362
12,500	Winnebago Industries, Inc.	258,875

		6,233,348

	Banks - 1.5%
5,268	Bank of Marin Bancorp	265,613
21,837	Blue Hills Bancorp, Inc.(1)	293,053
22,780	Clifton Bancorp, Inc.	310,947
48,243	EverBank Financial Corp.	895,872
25,550	First Merchants Corp.	576,663
23,435	Flushing Financial Corp.	449,015
12,900	Great Western Bancorp, Inc.	282,123
17,283	Heritage Financial Corp. of Washington	292,083
46,545	MGIC Investment Corp.(1)	484,999
205,845	PacWest Bancorp	9,283,609
9,470	Sandy Spring Bancorp, Inc.	246,788
13,132	TriCo Bancshares	306,238
15,355	Wintrust Financial Corp.	748,403
3,082	WSFS Financial Corp.	219,346

		14,654,752

	Capital Goods - 12.5%
9,463	A.O. Smith Corp.	604,686
20,319	AAON, Inc.	487,046
66,040	Acuity Brands, Inc.	11,025,378
275,879	Advanced Drainage Systems, Inc.	7,724,612
252,541	AECOM(1)	7,970,194
3,990	Alamo Group, Inc.	246,502
243,388	Altra Industrial Motion Corp.	6,418,142
113,005	Applied Industrial Technologies, Inc.	4,720,219
100,837	Astronics Corp.(1)	6,787,339
1,824	Astronics Corp. Class B(1)	125,582
11,229	AZZ, Inc.	520,913
11,431	CAI International, Inc.(1)	272,286
1,998	Carlisle Cos., Inc.	192,807
4,033	Crane Co.	246,457
323,635	DigitalGlobe, Inc.(1)	10,411,338
6,885	EMCOR Group, Inc.	307,278
4,155	Esterline Technologies Corp.(1)	462,410
266,219	Generac Holdings, Inc.(1)	11,098,670
10,938	H & E Equipment Services, Inc.	270,387
342,021	HD Supply Holdings, Inc.(1)	11,286,693
14,430	Heico Corp. Class A	661,904
15,033	Insteel Industries, Inc.	304,569
7,578	Lennox International, Inc.	802,965
18,606	Luxfer Holdings plc ADR	239,087
7,775	Lydall, Inc.(1)	208,681
206,396	Masonite International Corp.(1)	13,663,415
8,620	Moog, Inc. Class A(1)	602,366
14,126	NN, Inc.	355,410
217,096	Owens Corning	8,392,931
51,815	Teledyne Technologies, Inc.(1)	5,439,021
8,609	Textainer Group Holdings Ltd.	260,853
31,229	Titan International, Inc.	324,469
9,470	Toro Co.	634,869
119,917	Watts Water Technologies, Inc. Class A	6,541,472

		119,610,951

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Commercial & Professional Services - 2.1%
21,500	CECO Environmental Corp.	$253,485
10,168	Deluxe Corp.	658,378
8,970	Exponent, Inc.	794,832
10,252	Gategroup Holding AG	359,334
16,250	GP Strategies Corp.(1)	529,588
18,586	Heritage Crystal Clean, Inc.(1)	217,828
15,910	On Assignment, Inc.(1)	535,371
311,215	TriNet Group, Inc.(1)	10,898,749
120,336	WageWorks, Inc.(1)	6,064,934

		20,312,499

	Consumer Durables & Apparel - 4.8%
13,020	Arctic Cat, Inc.	462,080
26,627	Crocs, Inc.(1)	351,476
151,700	GoPro, Inc. Class A(1)	7,597,136
9,495	iRobot Corp.(1)	307,828
318,927	Kate Spade & Co.(1)	10,428,913
11,191	M/I Schottenstein Homes, Inc.(1)	252,469
23,509	New Home Co., Inc.(1)	348,874
8,096	Oxford Industries, Inc.	643,227
1,628,070	Samsonite International S.A.	5,937,845
92,255	Skechers USA, Inc. Class A(1)	8,295,570
191,246	Steven Madden Ltd.(1)	7,462,419
17,095	Taylor Morrison Home Corp. Class A(1)	316,599
178,050	Vince Holding Corp.(1)	3,281,461
4,500	William Lyon Homes Class A(1)	97,425

		45,783,322

	Consumer Services - 3.8%
37,033	Bloomin’ Brands, Inc.	839,168
8,515	Brinker International, Inc.	471,476
26,729	Buffalo Wild Wings, Inc.(1)	4,257,930
42,896	Del Frisco’s Restaurant Group, Inc.(1)	865,212
530,360	Diamond Resorts International, Inc.(1)	16,976,824
37,899	Jack in the Box, Inc.	3,288,496
20,560	La Quinta Holdings, Inc.(1)	495,085
9,720	Marriott Vacations Worldwide Corp.	799,081
44,273	Panera Bread Co. Class A(1)	8,078,937
3,016	Red Robin Gourmet Burgers, Inc.(1)	226,471
16,500	Ruth’s Hospitality Group, Inc.	240,075

		36,538,755

	Diversified Financials - 2.8%
9,500	Alaris Royalty Corp.	273,622
10,495	Evercore Partners, Inc. Class A	506,279
82,355	Financial Engines, Inc.	3,472,911
244,441	HFF, Inc. Class A	9,579,643
64,198	MarketAxess Holdings, Inc.	5,511,398
83,466	Platform Specialty Products Corp.(1)	2,248,574
19,973	Regional Management Corp.(1)	322,564
249,081	Wisdomtree Investments, Inc.	4,742,502

		26,657,493

	Energy - 2.8%
51,838	Abraxas Petroleum Corp.(1)	196,984
15,500	Bill Barrett Corp.(1)	179,800
134,741	Diamondback Energy, Inc.(1)	11,125,564
12,567	Forum Energy Technologies, Inc.(1)	292,309
6,700	Hornbeck Offshore Services, Inc.(1)	153,095
7,095	Jones Energy, Inc. Class A(1)	72,795
101,680	Karoon Gas Australia Ltd.(1)	219,102
436,400	Malakoff Corp. Bhd(1)	220,559

The accompanying notes are an integral part of these financial statements.

85

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Energy - 2.8% - (continued)
6,530	PBF Energy, Inc. Class A	$185,321
15,905	Rosetta Resources, Inc.(1)	363,111
447,765	RSP Permian, Inc.(1)	12,994,140
65,190	Superior Drilling Products I(1)	237,357
13,322	Synergy Resources Corp.(1)	159,598

		26,399,735

	Food & Staples Retailing - 0.3%
12,950	Casey’s General Stores, Inc.	1,064,231
21,615	Natural Grocers by Vitamin Cottage, Inc.(1)	568,907
8,715	PriceSmart, Inc.	701,209

		2,334,347

	Food, Beverage & Tobacco - 0.9%
17,056	Darling Ingredients, Inc.(1)	232,985
126,395	Freshpet, Inc.(1)	2,740,244
8,750	Post Holdings, Inc.(1)	410,725
446,931	SunOpta, Inc.(1)	4,621,266
11,390	TreeHouse Foods, Inc.(1)	925,551

		8,930,771

	Health Care Equipment & Services - 9.9%
199,766	Acadia Healthcare Co., Inc.(1)	13,683,971
13,863	Aceto Corp.	268,665
7,677	Anika Therapeutics, Inc.(1)	261,939
1,460	Atrion Corp.	474,281
95,701	Cardiovascular Systems, Inc.(1)	2,995,441
7,316	Cyberonics, Inc.(1)	445,618
13,180	Cynosure, Inc. Class A(1)	440,476
212,705	DexCom, Inc.(1)	14,372,477
349,924	Endologix, Inc.(1)	5,444,817
8,026	Ensign Group, Inc.	337,975
260,181	Envision Healthcare Holdings, Inc.(1)	9,876,471
44,536	Globus Medical, Inc. Class A(1)	1,063,965
22,896	HealthSouth Corp.	1,035,357
127,187	HeartWare International, Inc.(1)	9,629,328
7,285	ICU Medical, Inc.(1)	614,635
401,103	Insulet Corp.(1)	11,972,924
183,072	LDR Holding Corp.(1)	6,196,987
3,141	MEDNAX, Inc.(1)	222,320
4,633	Natus Medical, Inc.(1)	174,710
18,745	Omnicell, Inc.(1)	666,010
14,405	Team Health Holdings, Inc.(1)	858,106
14,982	U.S. Physical Therapy, Inc.	706,551
22,382	Vascular Solutions, Inc.(1)	717,567
460,305	Veeva Systems, Inc. Class A(1)	12,221,098
7,716	WellCare Health Plans, Inc.(1)	597,450

		95,279,139

	Insurance - 0.9%
15,660	AMERISAFE, Inc.	707,676
267,794	Assured Guaranty Ltd.	6,959,966
25,984	James River Group Holdings Ltd.	614,262
2,558	Phoenix Cos., Inc.(1)	87,253

		8,369,157

	Materials - 4.5%
15,101	Advanced Emissions Solutions, Inc.(1)	217,605
16,518	Boise Cascade Co.(1)	573,175
9,035	Cabot Corp.	386,156
1,069,645	Graphic Packaging Holding Co.	15,081,994
1,859	Haynes International, Inc.	82,670

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Materials - 4.5% - (continued)
875,603	Headwaters, Inc.(1)	$15,393,101
240,469	KapStone Paper & Packaging Corp.	6,721,108
18,552	Myers Industries, Inc.	299,986
17,418	New Gold, Inc.(1)	58,873
51,240	OMNOVA Solutions, Inc.(1)	409,408
13,551	Orion Engineered Carbons S.A.	265,328
95,104	Platform Specialty Products Corp.(1)	2,562,102
20,685	PolyOne Corp.	807,749
11,102	Silgan Holdings, Inc.	598,065

		43,457,320

	Media - 2.1%
393,540	IMAX Corp.(1)	14,702,654
221,817	Markit, Ltd.(1)	5,689,606

		20,392,260

	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
304,323	Achillion Pharmaceuticals, Inc.(1)	2,662,826
18,445	Acorda Therapeutics, Inc.(1)	554,641
147,025	Aerie Pharmaceuticals, Inc.(1)	1,417,321
55,538	Agios Pharmaceuticals, Inc.(1)	5,128,379
16,577	Albany Molecular Research, Inc.(1)	299,381
10,450	Alkermes plc(1)	578,617
36,208	Alnylam Pharmaceuticals, Inc.(1)	3,688,509
141,884	Anacor Pharmaceuticals, Inc.(1)	7,475,868
57,524	Arena Pharmaceuticals, Inc.(1)	250,805
5,320	Avalanche Biotechnologies, Inc.(1)	169,495
186	Bellicum Pharmaceuticals, Inc.(1)	4,460
379,062	BioCryst Pharmaceuticals, Inc.(1)	3,521,486
7,500	Blueprint Medicines Corp.(1)	141,525
22,836	Cara Therapeutics, Inc.(1)	245,487
78,083	Cepheid(1)	4,380,456
10,543	Dicerna Pharmaceuticals, Inc.(1)	211,598
14,200	Five Prime Therapeutics, Inc.(1)	284,852
13,200	GlycoMimetics, Inc.(1)	109,428
126,779	Intersect ENT, Inc.(1)	3,181,519
277,321	Ironwood Pharmaceuticals, Inc.(1)	3,788,205
56,509	Isis Pharmaceuticals, Inc.(1)	3,205,190
19,740	KemPharm, Inc.(1)	217,140
8,930	KYTHERA Biopharmaceuticals, Inc.(1)	390,152
19,455	Medicines Co.(1)	498,243
500,634	Novavax, Inc.(1)	3,869,901
135,963	Otonomy, Inc.(1)	3,567,669
12,562	PAREXEL International Corp.(1)	798,629
5,185	Philbro Animal Health Corp. Class A	164,676
229,871	Portola Pharmaceuticals, Inc.(1)	8,204,096
9,605	Prestige Brands Holdings, Inc.(1)	376,996
126,299	PTC Therapeutics, Inc.(1)	7,420,066
13,579	Puma Biotechnology, Inc.(1)	2,452,096
190,468	Regulus Therapeutics, Inc.(1)	2,390,373
113,776	Relypsa, Inc.(1)	3,291,540
44,002	Synageva BioPharma Corp.(1)	4,046,424
144,850	TESARO, Inc.(1)	7,889,979
104,039	Tetraphase Pharmaceuticals, Inc.(1)	3,670,496
41,926	Trevana, Inc.(1)	258,683
7,060	Ultragenyx Pharmaceutical, Inc.(1)	398,396
62,455	XenoPort, Inc.(1)	370,358
18,458	Zafgen, Inc.(1)	574,413

		92,150,374

The accompanying notes are an integral part of these financial statements.

86

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Real Estate - 3.7%
36,741	Arbor Realty Trust, Inc. REIT	$252,043
23,248	Armada Hoffler Properties, Inc. REIT	238,757
22,055	CareTrust, Inc. REIT	275,467
12,816	Coresite Realty Corp. REIT	616,193
15,739	Easterly Government Properties, Inc. REIT(1)	247,889
192,800	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	3,663,200
386,597	Kennedy-Wilson Holdings, Inc.	9,579,873
4,207	Marcus & Millichap, Inc.(1)	148,844
20,611	Medical Properties Trust, Inc. REIT	288,142
595,962	Paramount Group, Inc. REIT	10,918,024
189,616	Pebblebrook Hotel Trust REIT	8,142,111
13,664	STAG Industrial, Inc. REIT	296,919
20,213	Summit Hotel Properties, Inc. REIT	266,205
40,191	Sunstone Hotel Investors, Inc. REIT	626,176

		35,559,843

	Retailing - 2.2%
3,136,600	Allstar Co.(1)(2)(3)	3,230,698
13,361	Core-Mark Holding Co., Inc.	704,258
180,886	CST Brands, Inc.	7,544,755
18,744	DSW, Inc. Class A	679,845
20,885	Five Below, Inc.(1)	704,242
13,605	HSN, Inc.	849,224
12,400	Party City Holdco, Inc.(1)	257,796
46,848	Pier 1 Imports, Inc.	592,627
11,597	Shoe Carnival, Inc.	302,798
325,618	Tuesday Morning Corp.(1)	5,151,277
31,120	Wayfair, Inc. Class A(1)	999,575
13,740	zulily, Inc. Class A(1)	171,269

		21,188,364

	Semiconductors & Semiconductor Equipment - 5.3%
69,687	Ambarella, Inc.(1)	5,097,604
34,216	Exar Corp.(1)	337,712
19,365	Inphi Corp.(1)	415,379
198,924	Mellanox Technologies Ltd.(1)	9,247,977
134,064	Power Integrations, Inc.	6,634,827
11,524	Qorvo, Inc.(1)	759,547
20,865	Rambus, Inc.(1)	288,772
197,604	SunEdison Semiconductor Ltd.(1)	4,412,497
398,297	SunEdison, Inc.(1)	10,084,880
237,868	SunPower Corp.(1)	7,656,971
69,076	Synaptics, Inc.(1)	5,852,119

		50,788,285

	Software & Services - 18.0%
161,101	Apigee Corp.(1)	2,331,131
14,440	Aspen Technology, Inc.(1)	640,992
4,870	CACI International, Inc. Class A(1)	429,729
11,165	Cass Information Systems, Inc.	583,595
14,300	comScore, Inc.(1)	748,748
235,964	Constant Contact, Inc.(1)	8,223,345
77,519	CoStar Group, Inc.(1)	15,847,209
9,503	CSG Systems International, Inc.	276,727
61,884	Demandware, Inc.(1)	3,812,054
3,331	Digimarc Corp.	77,945
13,947	Ellie Mae, Inc.(1)	767,085
112,723	Envestnet, Inc.(1)	5,778,181
16,444	ePlus, Inc.(1)	1,364,194
29,972	Everyday Health, Inc.(1)	367,457
30,463	Exlservice Holdings, Inc.(1)	1,048,841

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Software & Services - 18.0% - (continued)
12,020	Fair Isaac Corp.	$1,063,289
55,835	Five9, Inc.(1)	303,184
242,553	Fleetmatics Group Ltd.(1)	11,055,566
51,207	Global Cash Access, Inc.(1)	378,932
13,400	GoDaddy, Inc. Class A(1)	335,938
122,496	Heartland Payment Systems, Inc.	6,235,046
217,375	HubSpot, Inc.(1)	8,414,586
15,220	j2 Global, Inc.	1,055,811
13,838	Manhattan Associates, Inc.(1)	727,325
55,628	Marchex, Inc. Class B	236,419
216,461	Marketo, Inc.(1)	6,158,315
121,578	MAXIMUS, Inc.	7,782,208
36,590	Model N, Inc.(1)	429,933
13,795	NetScout Systems, Inc.(1)	566,975
12,460	Nuance Communications, Inc.(1)	191,012
15,960	Perficient, Inc.(1)	329,255
23,380	PTC, Inc.(1)	896,389
13,580	Q2 Holdings, Inc.(1)	276,353
11,675	Qualys, Inc.(1)	578,146
29,452	Sapiens International Corp. N.V.(1)	257,116
157,089	Shutterstock, Inc.(1)	10,601,937
26,662	Silver Spring Networks, Inc.(1)	259,155
10,072	Solera Holdings, Inc.	488,693
26,676	Tangoe, Inc.(1)	364,928
667,714	Telogis, Inc.(1)(2)(3)	514,140
7,210	Textura Corp.(1)	188,686
152,194	TrueCar, Inc.(1)	2,346,832
113,976	Tyler Technologies Corp.(1)	13,899,373
192,638	Verint Systems, Inc.(1)	11,833,752
270,664	Virtusa Corp.(1)	10,772,427
12,630	WebMD Health Corp.(1)	557,615
77,446	WEX, Inc.(1)	8,728,939
493,798	WNS Holdings Ltd. ADR(1)	11,915,346
30,500	Zendesk, Inc.(1)	703,330
100,371	Zillow Group, Inc. Class A(1)	9,800,224
68,474	Zix Corp.(1)	291,699

		172,836,107

	Technology Hardware & Equipment - 2.1%
117,068	Arista Networks, Inc.(1)	7,493,523
16,176	CalAmp Corp.(1)	318,829
15,755	CDW Corp. of Delaware	603,732
19,320	Ciena Corp.(1)	411,516
127,141	Cognex Corp.(1)	5,707,359
10,000	Control4 Corp.(1)	117,200
4,305	FEI Co.	324,855
42,357	Mitel Networks Corp.(1)	393,496
10,800	Newport Corp.(1)	205,956
150,833	Nimble Storage, Inc.(1)	3,689,375
115,230	ParkerVision, Inc.(1)	78,356
13,515	Radware Ltd.(1)	319,900
21,892	Sonus Networks, Inc.(1)	173,385
84,493	Speed Commerce, Inc.(1)	25,492
10,445	Ubiquiti Networks, Inc.	298,414

		20,161,388

	Transportation - 4.5%
29,277	Celadon Group, Inc.	756,518
196,969	Landstar System, Inc.	12,273,138
14,452	Marten Transport Ltd.	321,702
110,233	Old Dominion Freight Line, Inc.(1)	7,840,873

The accompanying notes are an integral part of these financial statements.

87

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 95.1% - (continued)
	Transportation - 4.5% - (continued)
6,133	Park-Ohio Holdings Corp.	$284,142
87,293	Spirit Airlines, Inc.(1)	5,976,952
435,574	Swift Transportation Co.(1)	10,540,891
101,459	XPO Logistics, Inc.(1)	4,920,761

		42,914,977

	Utilities - 0.1%
4,899	ALLETE, Inc.	246,419
9,360	Pattern Energy Group, Inc.	271,253
18,700	Spark Energy, Inc. Class A	233,750

		751,422

	Total Common Stocks (cost $817,364,266)	$911,304,609

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
8,708	iShares Russell 2000 ETF	$1,055,061
24,090	iShares Russell 2000 Growth ETF	3,542,435

	Total Exchange Traded Funds (cost $4,748,339)	$4,597,496

PREFERRED STOCKS - 2.8%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,973	Sancilio & Co., Inc.(1)(2)(3)	$316,043

	Retailing - 0.5%
65,552	Tory Burch LLC(1)(2)(3)	4,393,949

	Software & Services - 1.9%
118,679	Apigee Corp. PIPE(1)(2)(3)	1,551,281
106,123	Cloudera, Inc.(1)(2)(3)	3,151,853
263,189	MarkLogic Corp. Series F(1)(2)(3)	2,751,056
129,162	Nutanix, Inc.(1)(2)(3)	2,297,792
909,316	Telogis, Inc.(1)(2)(3)	3,910,059
98,033	Veracode, Inc.(1)(2)(3)	2,791,980
658,164	Zuora, Inc. Series F(1)(2)(3)	2,250,506

		18,704,527

	Technology Hardware & Equipment - 0.2%
122,994	Pure Storage, Inc.(1)(2)(3)	2,029,401

	Telecommunication Services - 0.2%
4,044	DocuSign, Inc. Series B(1)(2)(3)	77,213
1,211	DocuSign, Inc. Series B-1(1)(2)(3)	23,122
2,906	DocuSign, Inc. Series D(1)(2)(3)	55,485
75,160	DocuSign, Inc. Series E(1)(2)(3)	1,435,037
14,065	DocuSign, Inc. Series F(1)(2)(3)	268,544

		1,859,401

	Total Preferred Stocks (cost $23,962,748)	$27,303,321

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Capital Goods - 0.0%
2,268	William Lyon Homes, Inc., 6.50%	$255,830

	Total Convertible Preferred Stocks (cost $226,800)	$255,830

Shares or Principal Amount		Market Value*
WARRANTS - 1.0%
	Diversified Financials - 1.0%
369,104	Platform Specialty Products Corp.(1)	$9,943,662

	Total Warrants (cost $7,012,976)	$9,943,662

	Total Long-Term Investments (cost $853,315,129)	$953,404,918

SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
5,634,666	Federated Prime Obligations Fund	$5,634,666

	Total Short-Term Investments (cost $5,634,666)	$5,634,666

Total Investments (cost $858,949,795)^	100.0%	$959,039,584
Other Assets and Liabilities	0.0%	(279,002)

Total Net Assets	100.0%	$958,760,582

The accompanying notes are an integral part of these financial statements.

88

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $861,605,017 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$133,220,825
Unrealized Depreciation	(35,786,258)

Net Unrealized Appreciation	$97,434,567

(1)	Non-income producing.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $31,048,159, which represents 3.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	3,136,600	Allstar Co.	$1,364,479
04/2014	118,679	Apigee Corp. PIPE Preferred	2,532,302
02/2014	106,123	Cloudera, Inc. Preferred	1,545,151
02/2014	4,044	DocuSign, Inc. Series B Preferred	53,108
02/2014	1,211	DocuSign, Inc. Series B-1 Preferred	15,903
02/2014	2,906	DocuSign, Inc. Series D Preferred	38,163
02/2014	75,160	DocuSign, Inc. Series E Preferred	987,031
04/2015	14,065	DocuSign, Inc. Series F Preferred	268,544
04/2015	263,189	MarkLogic Corp. Series F Preferred	3,056,730
08/2014	129,162	Nutanix, Inc. Preferred	1,730,319
04/2014	122,994	Pure Storage, Inc. Preferred	1,934,191
05/2014	92,973	Sancilio & Co., Inc. Preferred	351,155
09/2013	667,714	Telogis, Inc.	1,322,808
09/2013	909,316	Telogis, Inc. Preferred	2,001,586
11/2013	65,552	Tory Burch LLC Preferred	5,137,735
08/2014	98,033	Veracode, Inc. Preferred	1,810,268
01/2015	658,164	Zuora, Inc. Series F Preferred	2,500,562

			$26,650,035

At April 30, 2015, the aggregate value of these securities were $31,048,159, which represents 3.2% of total net assets.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

89

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$6,233,348	$6,233,348	$—	$—
Banksw	14,654,752	14,654,752	—	—
Capital Goods	119,610,951	119,610,951	—	—
Commercial & Professional Services	20,312,499	20,312,499	—	—
Consumer Durables & Apparel	45,783,322	39,845,477	5,937,845	—
Consumer Services	36,538,755	36,538,755	—	—
Diversified Financials	26,657,493	24,408,919	2,248,574	—
Energy	26,399,735	26,180,633	219,102	—
Food & Staples Retailing	2,334,347	2,334,347	—	—
Food, Beverage & Tobacco	8,930,771	8,930,771	—	—
Health Care Equipment & Services	95,279,139	95,279,139	—	—
Insurance	8,369,157	8,369,157	—	—
Materials	43,457,320	43,457,320	—	—
Media	20,392,260	20,392,260	—	—
Pharmaceuticals, Biotechnology & Life Sciences	92,150,374	92,150,374	—	—
Real Estate	35,559,843	35,559,843	—	—
Retailing	21,188,364	17,957,666	—	3,230,698
Semiconductors & Semiconductor Equipment	50,788,285	50,788,285	—	—
Software & Services	172,836,107	172,321,967	—	514,140
Technology Hardware & Equipment	20,161,388	20,161,388	—	—
Transportation	42,914,977	42,914,977	—	—
Utilities	751,422	751,422	—	—
Exchange Traded Funds	4,597,496	4,597,496	—	—
Preferred Stocks	27,303,321	—	—	27,303,321
Convertible Preferred Stocks	255,830	255,830	—	—
Warrants	9,943,662	—	9,943,662	—
Short-Term Investments	5,634,666	5,634,666	—	—

Total	$959,039,584	$909,642,242	$18,349,183	$31,048,159

(1)	For the six-month period ended April 30, 2015, investments valued at $9,596,704 were transferred from Level 1 to Level 2, and investments valued at $194,959 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Preferred Stock	Total
Beginning balance	$28,547,778	20,281,239	$48,829,017
Purchases	—	5,825,836	5,825,836
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	541,643	1,196,246	1,737,889
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	(25,344,583)	—	(25,344,583)

Ending balance	$3,744,838	$27,303,321	$31,048,159

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $1,737,889.

The accompanying notes are an integral part of these financial statements.

90

The Hartford Small Company Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small/Mid Cap Equity Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.3%
Consumer Staples	1.6
Energy	4.6
Financials	22.7
Health Care	12.0
Industrials	14.9
Information Technology	16.6
Materials	5.4
Telecommunication Services	0.4
Utilities	4.1

Total	98.6%

Short-Term Investments	2.2%
Other Assets & Liabilities	(0.8)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.2%
6,360	American Axle & Manufacturing Holdings, Inc.(1)	$158,555
4,979	Cooper Tire & Rubber Co.	211,558
3,440	Lear Corp.	381,943
1,700	Strattec Security Corp.	127,619

		879,675

	Banks - 3.1%
4,500	Banco Latinoamericano de Comercio Exterior S.A. ADR	142,965
28,310	Fifth Third Bancorp	566,200
45,700	Huntington Bancshares, Inc.	496,302
9,971	MainSource Financial Group, Inc.	191,942
9,200	OFG Bancorp	129,628
16,536	Popular, Inc.(1)	536,262
13,400	Walker & Dunlop, Inc.(1)	256,476

		2,319,775

	Capital Goods - 8.3%
4,897	AAON, Inc.	117,381
6,169	AGCO Corp.	317,765
5,100	American Woodmark Corp.(1)	258,570
5,400	Argan, Inc.	174,474
2,023	Astronics Corp.(1)	136,168
6,600	Douglas Dynamics, Inc.	143,550
13,349	Enphase Energy, Inc.(1)	167,797
2,300	Huntington Ingalls Industries, Inc.	302,657
2,800	Hyster-Yale Materials Handling, Inc.	205,352
19,800	Meritor, Inc.(1)	259,776
2,200	Moog, Inc. Class A(1)	153,736
1,157	Proto Labs, Inc.(1)	80,990
6,133	Regal-Beloit Corp.	479,601
4,813	Snap-on, Inc.	719,784
6,270	Spirit Aerosystems Holdings, Inc. Class A(1)	319,080
10,884	Taser International, Inc.(1)	328,588
1,400	Teledyne Technologies, Inc.(1)	146,958
4,200	Timken Co.	165,018
8,400	Trex Co., Inc.(1)	394,128
2,500	Triumph Group, Inc.	148,100
2,502	United Rentals, Inc.(1)	241,643
6,790	Wabco Holdings, Inc.(1)	845,016
4,859	Woodward, Inc.	228,616

		6,334,748

	Commercial & Professional Services - 3.8%
8,100	Brink’s Co.	214,407
5,200	Deluxe Corp.	336,700
3,500	Dun & Bradstreet Corp.	446,845
3,300	Insperity, Inc.	158,928
4,800	Korn/Ferry International	151,344
2,234	Multi-Color Corp.	140,251
13,100	Pitney Bowes, Inc.	293,047
7,200	Quad/Graphics, Inc.	155,088
17,800	R.R. Donnelley & Sons Co.	331,436
2,500	Robert Half International, Inc.	138,625
8,700	RPX Corp.(1)	135,372
4,169	TriNet Group, Inc.(1)	145,998
2,400	UniFirst Corp.	271,752

		2,919,793

	Consumer Durables & Apparel - 2.9%
6,034	CSS Industries, Inc.	171,004
780	Harman International Industries, Inc.	101,696

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Consumer Durables & Apparel - 2.9% - (continued)
5,573	Helen of Troy Ltd.(1)	$488,251
13,100	Nautilus, Inc.(1)	220,211
4,021	Polaris Industries, Inc.	550,716
69,800	Quiksilver, Inc.(1)	115,868
4,300	Skechers USA, Inc. Class A(1)	386,656
2,600	Universal Electronics, Inc.(1)	140,244

		2,174,646

	Consumer Services - 4.3%
4,700	American Public Education, Inc.(1)	131,083
11,300	Bridgepoint Education, Inc.(1)	99,101
9,820	Brinker International, Inc.	543,734
1,150	Buffalo Wild Wings, Inc.(1)	183,195
2,498	Capella Education Co.	134,967
3,359	Choice Hotels International, Inc.	201,103
2,700	DeVry Education Group, Inc.	81,648
6,773	Domino’s Pizza, Inc.	730,468
13,700	International Speedway Corp. Class A	498,132
11,200	LifeLock, Inc.(1)	163,632
2,500	Marriott Vacations Worldwide Corp.	205,525
2,400	Strayer Education, Inc.(1)	121,728
20,460	Weight Watchers International, Inc.(1)	174,933

		3,269,249

	Diversified Financials - 3.2%
56,961	Apollo Investment Corp.	455,688
16,600	BGC Partners, Inc. Class A	166,581
12,077	Ezcorp, Inc. Class A(1)	111,108
4,892	Investment Technology Group, Inc.(1)	139,373
16,144	Janus Capital Group, Inc.	288,978
6,310	Nelnet, Inc. Class A	282,499
10,515	Solar Capital Ltd.	207,776
5,860	Springleaf Holdings, Inc.(1)	293,000
13,500	Wisdomtree Investments, Inc.	257,040
2,900	World Acceptance Corp.(1)	245,398

		2,447,441

	Energy - 4.6%
11,400	Alon USA Energy, Inc.	183,426
12,500	Bill Barrett Corp.(1)	145,000
4,081	CVR Energy, Inc.	163,403
4,100	Delek US Holdings, Inc.	151,372
66,944	Frontline Ltd.(1)	171,377
10,397	Gulfmark Offshore, Inc. Class A	156,059
24,120	Kosmos Energy Ltd.(1)	235,893
4,200	Matrix Service Co.(1)	92,274
5,600	Oceaneering International, Inc.	308,616
7,413	Oil States International, Inc.(1)	352,785
9,879	Pacific Ethanol, Inc.(1)	118,153
1,400	REX American Resources Corp.(1)	88,508
6,710	Superior Energy Services, Inc.	171,105
1,206	Targa Resources Corp.	126,594
4,400	US Silica Holdings, Inc.	164,340
11,324	Valero Energy Corp.	644,335
5,714	Western Refining, Inc.	251,702

		3,524,942

	Food & Staples Retailing - 0.4%
5,030	Fresh Market, Inc.(1)	176,754
17,500	Rite Aid Corp.(1)	134,925

		311,679

The accompanying notes are an integral part of these financial statements.

93

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Food, Beverage & Tobacco - 0.9%
2,998	Ingredion, Inc.	$238,041
17,500	Pilgrim’s Pride Corp.	432,250

		670,291

	Health Care Equipment & Services - 3.8%
4,332	ABIOMED, Inc.(1)	273,869
2,158	Aetna, Inc.	230,625
7,400	Centene Corp.(1)	458,726
4,200	Ensign Group, Inc.	176,862
5,300	Health Net, Inc.(1)	279,045
7,100	HealthEquity, Inc.(1)	186,091
6,150	Magellan Health, Inc.(1)	389,295
4,400	Orthofix International N.V.(1)	142,164
25,008	Quality Systems, Inc.	390,000
6,351	Triple-S Management Corp., Class B(1)	118,891
5,400	VCA, Inc.(1)	275,238

		2,920,806

	Household & Personal Products - 0.3%
2,000	Usana Health Sciences, Inc.(1)	227,480

	Insurance - 5.3%
6,055	Ambac Financial Group, Inc.(1)	139,325
3,400	AmTrust Financial Services, Inc.	202,198
1,430	Argo Group International Holdings Ltd.	70,056
6,900	Assurant, Inc.	424,074
2,964	Axis Capital Holdings Ltd.	154,306
5,600	Endurance Specialty Holdings Ltd.	338,128
1,000	Enstar Group Ltd.(1)	142,040
2,940	Everest Re Group Ltd.	525,995
10,900	Greenlight Capital Re Ltd. Class A(1)	331,251
3,277	HCI Group, Inc.	142,812
18,200	MBIA, Inc.(1)	159,250
2,300	Phoenix Cos., Inc.(1)	78,453
2,900	Reinsurance Group of America, Inc.	265,698
19,200	Symetra Financial Corp.	456,000
10,779	Third Point Reinsurance Ltd.(1)	145,301
9,200	United Insurance Holdings Corp.	152,996
5,962	Universal Insurance Holdings, Inc.	143,207
3,700	Validus Holdings Ltd.	154,771

		4,025,861

	Materials - 5.4%
6,000	Boise Cascade Co.(1)	208,200
9,187	Century Aluminum Co.(1)	118,420
4,940	Clearwater Paper Corp.(1)	316,012
4,535	Commercial Metals Co.	75,281
7,800	Domtar Corp.	337,116
25,700	Gold Resource Corp.	86,609
43,680	Graphic Packaging Holding Co.	615,888
7,530	Innospec, Inc.	329,061
10,723	Kronos Worldwide, Inc.	144,224
5,700	PolyOne Corp.	222,585
3,066	Reliance Steel & Aluminum Co.	198,432
17,500	Resolute Forest Products, Inc.(1)	269,850
4,000	Rock-Tenn Co. Class A	251,920
8,300	Sonoco Products Co.	370,927
2,800	Stepan Co.	142,604
15,800	Stillwater Mining Co.(1)	212,194
9,852	United States Steel Corp.	236,645

		4,135,968

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Media - 0.3%
5,352	Starz Class A(1)	$210,494

	Pharmaceuticals, Biotechnology & Life Sciences - 8.2%
19,000	Affymetrix, Inc.(1)	230,470
9,300	Anacor Pharmaceuticals, Inc.(1)	490,017
3,100	Bio-Rad Laboratories, Inc. Class A(1)	416,795
3,803	BioSpecifics Technologies Corp.(1)	145,693
7,000	Cambrex Corp.(1)	269,430
1,621	Charles River Laboratories International, Inc.(1)	112,108
7,094	Five Prime Therapeutics, Inc.(1)	142,306
38,690	Geron Corp.(1)	140,058
4,209	Impax Laboratories, Inc.(1)	190,499
11,200	Infinity Pharmaceuticals, Inc.(1)	141,904
2,714	Insys Therapeutics, Inc.(1)	142,675
5,200	Isis Pharmaceuticals, Inc.(1)	294,944
3,800	Lannett Co., Inc.(1)	218,500
9,240	Luminex Corp.(1)	143,405
2,050	Medivation, Inc.(1)	247,517
20,700	Merrimack Pharmaceuticals, Inc.(1)	229,770
2,709	NewLink Genetics Corp.(1)	120,821
3,162	Omeros Corp.(1)	63,620
3,998	Ophthotech Corp.(1)	181,030
3,442	OvaScience, Inc.(1)	85,172
4,900	PAREXEL International Corp.(1)	311,518
60,951	PDL Biopharma, Inc.	406,543
700	Puma Biotechnology, Inc.(1)	126,406
6,155	Quintiles Transnational Holdings, Inc(1)	405,491
13,100	Sciclone Pharmaceuticals, Inc.(1)	107,027
9,800	Sucampo Pharmaceuticals, Inc. Class A(1)	174,048
4,200	United Therapeutics Corp.(1)	670,698

		6,208,465

	Real Estate - 11.1%
7,900	AG Mortgage Investment Trust, Inc. REIT	151,838
16,510	American Capital Mortgage Investment Corp. REIT	289,585
8,832	Apollo Commercial Real Estate Finance, Inc. REIT	150,939
24,000	Brandywine Realty Trust REIT	349,920
6,800	Brixmor Property Group, Inc. REIT	159,460
41,350	Capstead Mortgage Corp. REIT	481,728
7,300	CBL & Associates Properties, Inc. REIT	131,473
32,800	Chambers Street Properties REIT	246,000
5,600	CyrusOne, Inc. REIT	181,888
11,500	Franklin Street Properties Corp. REIT	135,815
11,400	Government Properties Income Trust REIT	237,576
14,290	Hatteras Financial Corp. REIT	258,077
9,900	Hospitality Properties Trust REIT	297,792
4,010	Jones Lang LaSalle, Inc.	665,901
29,660	Mack-Cali Realty Corp. REIT	532,397
4,700	Marcus & Millichap, Inc.(1)	166,286
17,800	MFA Financial, Inc. REIT	138,306
14,613	New Residential Investment Corp. REIT	249,006
20,640	New York Mortgage Trust, Inc. REIT	161,198
11,100	Pennsylvania REIT	250,971
6,820	PennyMac Mortgage Investment Trust REIT	142,879
46,900	Piedmont Office Realty Trust, Inc. Class A, REIT	819,812
9,200	Ramco-Gershenson Properties Trust REIT	160,816
9,800	Redwood Trust, Inc. REIT	168,462
50,400	Resource Capital Corp. REIT	222,264
51,200	Retail Properties of America, Inc. Class A, REIT	773,632
20,441	Select Income REIT	474,027
26,200	Two Harbors Investment Corp. REIT	275,100

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Real Estate - 11.1% - (continued)
9,500	Western Asset Mortgage Capital Corp. REIT	$138,795

		8,411,943

	Retailing - 7.6%
8,854	American Eagle Outfitters, Inc.	140,867
3,950	ANN, Inc.(1)	149,547
7,000	Big Lots, Inc.	318,990
5,900	Buckle, Inc.	264,320
5,191	Burlington Stores, Inc.(1)	267,700
5,100	Cato Corp. Class A	200,634
7,800	Chico’s FAS, Inc.	131,508
3,200	Dick’s Sporting Goods, Inc.	173,632
4,400	Dillard’s, Inc. Class A	578,996
4,080	DSW, Inc. Class A	147,982
6,400	Foot Locker, Inc.	380,480
15,200	Francescas Holding Corp.(1)	257,336
4,106	GNC Holdings, Inc. Class A	176,763
19,300	Nutrisystem, Inc.	367,665
2,800	Outerwall, Inc.	186,004
14,300	Overstock.com, Inc.(1)	307,021
7,900	Select Comfort Corp.(1)	243,478
6,900	Tilly’s, Inc. Class A(1)	92,046
2,900	Ulta Salon Cosmetics & Fragrance, Inc.(1)	438,161
7,100	Urban Outfitters, Inc.(1)	284,284
4,851	Williams-Sonoma, Inc.	356,694
11,200	zulily, Inc. Class A(1)	139,608
5,239	Zumiez, Inc.(1)	166,129

		5,769,845

	Semiconductors & Semiconductor Equipment - 2.5%
6,000	Advanced Energy Industries, Inc.(1)	146,760
3,300	Ambarella, Inc.(1)	241,395
26,900	Amkor Technology, Inc.(1)	189,107
11,657	Cypress Semiconductor Corp.(1)	155,271
10,200	Integrated Device Technology, Inc.(1)	185,538
10,792	Kulicke & Soffa Industries, Inc.(1)	163,067
7,500	Skyworks Solutions, Inc.	691,875
3,700	Tessera Technologies, Inc.	133,607

		1,906,620

	Software & Services - 10.1%
12,510	Aspen Technology, Inc.(1)	555,319
16,800	AVG Technologies N.V.(1)	401,856
3,714	Barracuda Networks, Inc.(1)	150,528
4,300	Blackhawk Network Holdings, Inc.(1)	158,111
2,630	Cimpress N.V.(1)	220,762
2,300	Constant Contact, Inc.(1)	80,155
14,500	Convergys Corp.	328,860
2,766	CSG Systems International, Inc.	80,546
2,400	DST Systems, Inc.	276,192
4,400	EPAM Systems, Inc.(1)	284,724
2,153	ePlus, Inc.(1)	178,613
6,000	Fleetmatics Group Ltd.(1)	273,480
6,415	Global Sources Ltd.(1)	35,539
8,900	Guidewire Software, Inc.(1)	444,555
9,800	Liquidity Services, Inc.(1)	91,728
5,500	Logmein, Inc.(1)	352,990
4,572	Manhattan Associates, Inc.(1)	240,304
4,900	MAXIMUS, Inc.	313,649
22,908	Mentor Graphics Corp.	548,189
1,882	NetScout Systems, Inc.(1)	77,350
5,254	Paycom Software, Inc.(1)	166,079

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.6% - (continued)
	Software & Services - 10.1% - (continued)
3,498	Pegasystems, Inc.	$75,347
5,970	Rackspace Hosting, Inc.(1)	321,783
3,000	Science Applications International Corp.	150,300
8,158	SolarWinds, Inc.(1)	397,947
4,500	SS&C Technologies Holdings, Inc.	270,765
19,800	Synopsys, Inc.(1)	928,224
12,400	VASCO Data Security International, Inc.(1)	315,208

		7,719,103

	Technology Hardware & Equipment - 4.0%
8,054	ADTRAN, Inc.	133,777
8,432	Alliance Fiber Optic Products, Inc.	154,811
4,000	Arrow Electronics, Inc.(1)	238,840
6,900	Avnet, Inc.	294,147
3,100	Benchmark Electronics, Inc.(1)	72,943
47,497	Brocade Communications Systems, Inc.	536,716
3,318	InterDigital, Inc.	181,561
7,300	Jabil Circuit, Inc.	164,396
9,504	Lexmark International, Inc. Class A	421,883
4,000	Methode Electronics, Inc.	169,840
2,637	Palo Alto Networks, Inc.(1)	389,538
11,100	Polycom, Inc.(1)	144,855
7,725	Sanmina Corp.(1)	157,049

		3,060,356

	Telecommunication Services - 0.4%
6,900	IDT Corp. Class B	117,507
10,800	Inteliquent, Inc.	205,308

		322,815

	Transportation - 2.8%
15,642	Alaska Air Group, Inc.	1,002,027
3,500	ArcBest Corp.	124,950
7,800	Avis Budget Group, Inc.(1)	422,292
2,200	Spirit Airlines, Inc.(1)	150,634
11,700	Swift Transportation Co.(1)	283,140
5,900	Werner Enterprises, Inc.	158,533

		2,141,576

	Utilities - 4.1%
41,100	Atlantic Power Corp.	133,575
2,100	El Paso Electric Co.	78,141
19,500	Great Plains Energy, Inc.	510,510
13,640	New Jersey Resources Corp.	416,156
6,374	ONE Gas, Inc.	267,517
9,800	Pinnacle West Capital Corp.	599,760
8,230	UGI Corp.	286,486
22,760	Westar Energy, Inc.	856,914

		3,149,059

	Total Common Stocks (cost $65,226,215)	$75,062,630

	Total Long-Term Investments (cost $65,226,215)	$75,062,630

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
1,657,286	BlackRock Liquidity Funds TempFund Portfolio	$1,657,286

	Total Short-Term Investments (cost $1,657,286)	$1,657,286

Total Investments (cost $66,883,501)^	100.8%	$76,719,916
Other Assets and Liabilities	(0.8)%	(642,125)

Total Net Assets	100.0%	$76,077,791

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $66,917,204 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$12,482,699
Unrealized Depreciation	(2,679,987)

Net Unrealized Appreciation	$9,802,712

(1)	Non-income producing.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small/Mid Cap Equity Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$879,675	$879,675	$—	$—
Banks	2,319,775	2,319,775	—	—
Capital Goods	6,334,748	6,334,748	—	—
Commercial & Professional Services	2,919,793	2,919,793	—	—
Consumer Durables & Apparel	2,174,646	2,174,646	—	—
Consumer Services	3,269,249	3,269,249	—	—
Diversified Financials	2,447,441	2,447,441	—	—
Energy	3,524,942	3,524,942	—	—
Food & Staples Retailing	311,679	311,679	—	—
Food, Beverage & Tobacco	670,291	670,291	—	—
Health Care Equipment & Services	2,920,806	2,920,806	—	—
Household & Personal Products	227,480	227,480	—	—
Insurance	4,025,861	4,025,861	—	—
Materials	4,135,968	4,135,968	—	—
Media	210,494	210,494	—	—
Pharmaceuticals, Biotechnology & Life Sciences	6,208,465	6,208,465	—	—
Real Estate	8,411,943	8,411,943	—	—
Retailing	5,769,845	5,769,845	—	—
Semiconductors & Semiconductor Equipment	1,906,620	1,906,620	—	—
Software & Services	7,719,103	7,719,103	—	—
Technology Hardware & Equipment	3,060,356	3,060,356	—	—
Telecommunication Services	322,815	322,815	—	—
Transportation	2,141,576	2,141,576	—	—
Utilities	3,149,059	3,149,059	—	—
Short-Term Investments	1,657,286	1,657,286	—	—

Total	$76,719,916	$76,719,916	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

98

The Hartford SmallCap Growth Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.4%
Consumer Staples	3.9
Energy	2.9
Financials	8.9
Health Care	22.8
Industrials	13.8
Information Technology	26.1
Materials	5.3
Telecommunication Services	0.2

Total	99.3%

Short-Term Investments	1.0%
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

99

The Hartford SmallCap Growth Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2%
	Automobiles & Components - 1.6%
45,400	American Axle & Manufacturing Holdings, Inc.(1)	$1,131,822
21,500	Cooper Tire & Rubber Co.	913,535
230,635	Dana Holding Corp.	4,974,797
150,895	Tenneco Automotive, Inc.(1)	8,819,813

		15,839,967

	Banks - 2.8%
311,935	EverBank Financial Corp.	5,792,633
253,405	First Merchants Corp.	5,719,351
128,770	Flushing Financial Corp.	2,467,233
126,120	Great Western Bancorp, Inc.	2,758,244
435,020	MGIC Investment Corp.(1)	4,532,908
94,010	Sandy Spring Bancorp, Inc.	2,449,901
105,265	Wintrust Financial Corp.	5,130,616

		28,850,886

	Capital Goods - 8.5%
91,000	A.O. Smith Corp.	5,814,900
219,155	AAON, Inc.	5,253,145
22,200	Aegion Corp.(1)	408,924
175,546	Altra Industrial Motion Corp.	4,629,148
14,742	American Railcar Industries, Inc.	781,916
7,750	American Woodmark Corp.(1)	392,925
9,300	Argan, Inc.	300,483
99,488	Astronics Corp.(1)	6,696,537
131,302	AZZ, Inc.	6,091,100
45,445	Blount International, Inc.(1)	602,601
22,100	Douglas Dynamics, Inc.	480,675
8,941	Dycom Industries, Inc.(1)	411,107
94,555	Enphase Energy, Inc.(1)	1,188,556
41,405	Esterline Technologies Corp.(1)	4,607,963
192,387	Generac Holdings, Inc.(1)	8,020,614
16,600	Global Brass & Copper Holdings, Inc.	252,984
130,410	Heico Corp. Class A	5,981,907
23,200	Hillenbrand, Inc.	681,848
24,600	Hyster-Yale Materials Handling, Inc.	1,804,164
70,270	Lennox International, Inc.	7,445,809
104,366	Meritor, Inc.(1)	1,369,282
83,380	Moog, Inc. Class A(1)	5,826,594
7,600	Proto Labs, Inc.(1)	532,000
54,595	Taser International, Inc.(1)	1,648,223
65,620	Teledyne Technologies, Inc.(1)	6,888,131
92,614	Toro Co.	6,208,843
25,600	Trex Co., Inc.(1)	1,201,152
10,085	Woodward, Inc.	474,499

		85,996,030

	Commercial & Professional Services - 3.3%
38,509	Brink’s Co.	1,019,333
8,007	Corporate Executive Board Co.	671,227
109,536	Deluxe Corp.	7,092,456
86,325	Exponent, Inc.	7,649,258
150,595	GP Strategies Corp.(1)	4,907,891
8,207	Insperity, Inc.	395,249
34,400	Korn/Ferry International	1,084,632
7,954	Multi-Color Corp.	499,352
145,585	On Assignment, Inc.(1)	4,898,935
20,783	Performant Financial Corp.(1)	61,726
59,623	RPX Corp.(1)	927,734
7,237	UniFirst Corp.	819,446
68,515	WageWorks, Inc.(1)	3,453,156

		33,480,395

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Consumer Durables & Apparel - 4.2%
125,480	Arctic Cat, Inc.	$4,453,285
19,000	Ethan Allen Interiors, Inc.	460,180
22,679	Helen of Troy Ltd.(1)	1,986,907
240,823	Kate Spade & Co.(1)	7,874,912
52,211	Nautilus, Inc.(1)	877,667
74,058	Oxford Industries, Inc.	5,883,908
7,380	Polaris Industries, Inc.	1,010,765
223,700	Quiksilver, Inc.(1)	371,342
15,500	Skechers USA, Inc. Class A(1)	1,393,760
216,061	Steven Madden Ltd.(1)	8,430,700
170,455	Taylor Morrison Home Corp. Class A(1)	3,156,827
13,100	Universal Electronics, Inc.(1)	706,614
17,034	Vera Bradley, Inc.(1)	242,564
312,706	Vince Holding Corp.(1)	5,763,172

		42,612,603

	Consumer Services - 4.3%
23,700	American Public Education, Inc.(1)	660,993
346,044	Bloomin’ Brands, Inc.	7,841,357
82,281	Brinker International, Inc.	4,555,899
39,464	Buffalo Wild Wings, Inc.(1)	6,286,615
14,591	Capella Education Co.	788,352
242,860	Del Frisco’s Restaurant Group, Inc.(1)	4,898,486
17,600	Domino’s Pizza, Inc.	1,898,160
7,035	Fiesta Restaurant Group, Inc.(1)	355,619
9,500	Grand Canyon Education, Inc.(1)	430,160
29,176	Jamba, Inc.(1)	459,814
190,500	La Quinta Holdings, Inc.(1)	4,587,240
64,900	LifeLock, Inc.(1)	948,189
93,545	Marriott Vacations Worldwide Corp.	7,690,335
15,400	Strayer Education, Inc.(1)	781,088
30,600	Texas Roadhouse, Inc.	1,028,160
38,700	Weight Watchers International, Inc.(1)	330,885

		43,541,352

	Diversified Financials - 1.9%
96,637	BGC Partners, Inc. Class A	969,752
6,200	Credit Acceptance Corp.(1)	1,464,440
100,965	Evercore Partners, Inc. Class A	4,870,552
151,715	HFF, Inc. Class A	5,945,711
38,381	MarketAxess Holdings, Inc.	3,295,009
93,300	Wisdomtree Investments, Inc.	1,776,432
15,600	World Acceptance Corp.(1)	1,320,072

		19,641,968

	Energy - 2.9%
57,780	Alon USA Energy, Inc.	929,680
18,500	CVR Energy, Inc.	740,740
31,100	Delek US Holdings, Inc.	1,148,212
55,810	Diamondback Energy, Inc.(1)	4,608,232
115,310	Forum Energy Technologies, Inc.(1)	2,682,111
11,844	Geospace Technologies Corp.(1)	255,830
6,500	Green Plains, Inc.	202,410
62,000	Hornbeck Offshore Services, Inc.(1)	1,416,700
101,800	ION Geophysical Corp.(1)	232,104
43,797	Jones Energy, Inc. Class A(1)	449,357
11,805	Matrix Service Co.(1)	259,356
64,680	Pacific Ethanol, Inc.(1)	773,573
73,400	PBF Energy, Inc. Class A	2,083,092
15,429	REX American Resources Corp.(1)	975,421
158,631	Rosetta Resources, Inc.(1)	3,621,546
235,030	RSP Permian, Inc.(1)	6,820,571

The accompanying notes are an integral part of these financial statements.

100

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Energy - 2.9% - (continued)
17,115	US Silica Holdings, Inc.	$639,245
135,999	Vaalco Energy, Inc.(1)	335,918
30,007	Western Refining, Inc.	1,321,808

		29,495,906

	Food & Staples Retailing - 2.3%
126,640	Casey’s General Stores, Inc.	10,407,275
20,487	Fresh Market, Inc.(1)	719,913
201,020	Natural Grocers by Vitamin Cottage, Inc.(1)	5,290,846
82,740	PriceSmart, Inc.	6,657,261

		23,075,295

	Food, Beverage & Tobacco - 1.5%
19,626	Cal-Maine Foods, Inc.	877,479
34,800	Pilgrim’s Pride Corp.	859,560
85,500	Post Holdings, Inc.(1)	4,013,370
15,200	Sanderson Farms, Inc.	1,141,824
106,155	TreeHouse Foods, Inc.(1)	8,626,155

		15,518,388

	Health Care Equipment & Services - 10.5%
15,492	ABIOMED, Inc.(1)	979,404
93,761	Acadia Healthcare Co., Inc.(1)	6,422,628
5,620	Align Technology, Inc.(1)	330,681
17,632	Anika Therapeutics, Inc.(1)	601,604
14,535	Atrion Corp.	4,721,695
36,546	Centene Corp.(1)	2,265,487
15,400	Computer Programs & Systems, Inc.	805,882
91,183	Cyberonics, Inc.(1)	5,553,957
120,710	Cynosure, Inc. Class A(1)	4,034,128
167,635	DexCom, Inc.(1)	11,327,097
8,500	Ensign Group, Inc.	357,935
340,352	Globus Medical, Inc. Class A(1)	8,131,009
223,820	HealthSouth Corp.	10,121,140
37,425	HeartWare International, Inc.(1)	2,833,447
79,100	ICU Medical, Inc.(1)	6,673,667
28,500	Magellan Health, Inc.(1)	1,804,050
32,700	Meridian Bioscience, Inc.	579,444
23,107	Molina Healthcare, Inc.(1)	1,368,628
6,000	Natus Medical, Inc.(1)	226,260
174,525	Omnicell, Inc.(1)	6,200,873
29,900	Orthofix International N.V.(1)	966,069
82,700	Quality Systems, Inc.	1,289,706
30,049	RadNet, Inc.(1)	251,811
134,255	Team Health Holdings, Inc.(1)	7,997,570
37,500	Triple-S Management Corp., Class B(1)	702,000
146,435	U.S. Physical Therapy, Inc.	6,905,875
215,405	Vascular Solutions, Inc.(1)	6,905,884
75,470	WellCare Health Plans, Inc.(1)	5,843,642

		106,201,573

	Household & Personal Products - 0.1%
7,900	Medifast, Inc.(1)	237,000
6,400	Usana Health Sciences, Inc.(1)	727,936

		964,936

	Insurance - 1.5%
153,065	AMERISAFE, Inc.	6,917,007
12,980	AmTrust Financial Services, Inc.	771,921
26,600	Greenlight Capital Re Ltd. Class A(1)	808,374
9,356	HCI Group, Inc.	407,735
151,480	James River Group Holdings Ltd.	3,580,987

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Insurance - 1.5% - (continued)
70,374	Maiden Holdings Ltd.	$1,022,534
20,300	United Insurance Holdings Corp.	337,589
36,400	Universal Insurance Holdings, Inc.	874,328

		14,720,475

	Materials - 5.3%
184,212	Boise Cascade Co.(1)	6,392,156
82,680	Cabot Corp.	3,533,743
16,600	Clearwater Paper Corp.(1)	1,061,902
77,000	Gold Resource Corp.	259,490
832,900	Graphic Packaging Holding Co.	11,743,890
485,123	Headwaters, Inc.(1)	8,528,462
16,800	Innospec, Inc.	734,160
13,069	KapStone Paper & Packaging Corp.	365,279
508,200	OMNOVA Solutions, Inc.(1)	4,060,518
246,106	PolyOne Corp.	9,610,439
106,837	Silgan Holdings, Inc.	5,755,309
5,800	Stepan Co.	295,394
105,899	Stillwater Mining Co.(1)	1,422,224

		53,762,966

	Media - 0.0%
29,177	McClatchy Co. Class A(1)	40,556
31,396	World Wrestling Entertainment, Inc. Class A	421,334

		461,890

	Pharmaceuticals, Biotechnology & Life Sciences - 12.3%
395,957	Achillion Pharmaceuticals, Inc.(1)	3,464,624
177,500	Acorda Therapeutics, Inc.(1)	5,337,425
129,310	Aerie Pharmaceuticals, Inc.(1)	1,246,548
92,121	Affymetrix, Inc.(1)	1,117,428
47,086	Agios Pharmaceuticals, Inc.(1)	4,347,921
115,750	Alkermes plc(1)	6,409,077
52,459	Alnylam Pharmaceuticals, Inc.(1)	5,343,998
145,552	Anacor Pharmaceuticals, Inc.(1)	7,669,135
4,775	ANI Pharmaceuticals, Inc.(1)	291,180
58,234	Array BioPharma, Inc.(1)	363,963
49,900	Avalanche Biotechnologies, Inc.(1)	1,589,814
283,302	BioCryst Pharmaceuticals, Inc.(1)	2,631,876
3,553	Bluebird Bio, Inc.(1)	473,224
16,900	Cambrex Corp.(1)	650,481
17,399	Cempra, Inc.(1)	547,895
64,277	Dyax Corp.(1)	1,536,863
29,500	Emergent Biosolutions, Inc.(1)	875,855
14,100	Enanta Pharmaceuticals, Inc.(1)	482,784
155,070	Five Prime Therapeutics, Inc.(1)	3,110,704
123,760	GlycoMimetics, Inc.(1)	1,025,970
36,233	Impax Laboratories, Inc.(1)	1,639,906
95,700	Infinity Pharmaceuticals, Inc.(1)	1,212,519
21,112	Insys Therapeutics, Inc.(1)	1,109,858
147,290	Ironwood Pharmaceuticals, Inc.(1)	2,011,981
41,000	Isis Pharmaceuticals, Inc.(1)	2,325,520
81,790	KYTHERA Biopharmaceuticals, Inc.(1)	3,573,405
20,300	Lannett Co., Inc.(1)	1,167,250
8,795	Ligand Pharmaceuticals, Inc.(1)	682,844
13,681	MacroGenics, Inc.(1)	391,413
184,760	Medicines Co.(1)	4,731,704
139,546	Merrimack Pharmaceuticals, Inc.(1)	1,548,961
62,700	MiMedx Group, Inc.(1)	589,380
28,447	Omeros Corp.(1)	572,354
33,206	Ophthotech Corp.(1)	1,503,568
87,975	Orexigen Therapeutics, Inc.(1)	577,996

The accompanying notes are an integral part of these financial statements.

101

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.3% - (continued)
88,650	Otonomy, Inc.(1)	$2,326,176
155,785	PAREXEL International Corp.(1)	9,904,031
279,735	PDL Biopharma, Inc.	1,865,832
144,060	Portola Pharmaceuticals, Inc.(1)	5,141,501
90,325	Prestige Brands Holdings, Inc.(1)	3,545,256
90,930	PTC Therapeutics, Inc.(1)	5,342,137
38,906	Puma Biotechnology, Inc.(1)	7,025,645
125,708	Sciclone Pharmaceuticals, Inc.(1)	1,027,034
63,100	Sucampo Pharmaceuticals, Inc. Class A(1)	1,120,656
107,565	TESARO, Inc.(1)	5,859,066
67,970	Ultragenyx Pharmaceutical, Inc.(1)	3,835,547
304,950	XenoPort, Inc.(1)	1,808,354
111,860	Zafgen, Inc.(1)	3,481,083

		124,437,742

	Real Estate - 1.6%
89,145	Apollo Residential Mortgage, Inc. REIT	1,413,840
123,335	Coresite Realty Corp. REIT	5,929,947
18,600	Inland Real Estate Corp. REIT	191,394
9,300	Marcus & Millichap, Inc.(1)	329,034
24,480	Omega Healthcare Investors, Inc. REIT	883,483
28,024	Potlatch Corp. REIT	1,034,366
392,846	Sunstone Hotel Investors, Inc. REIT	6,120,540

		15,902,604

	Retailing - 5.3%
32,209	ANN, Inc.(1)	1,219,433
35,800	Buckle, Inc.	1,603,840
37,457	Build-A-Bear Workshop, Inc.(1)	690,332
23,600	Burlington Stores, Inc.(1)	1,217,052
20,273	Cato Corp. Class A	797,540
125,094	Core-Mark Holding Co., Inc.	6,593,705
180,477	DSW, Inc. Class A	6,545,901
20,000	Finish Line, Inc. Class A	490,600
190,645	Five Below, Inc.(1)	6,428,549
85,300	Francescas Holding Corp.(1)	1,444,129
3,900	Hibbett Sports, Inc.(1)	182,520
130,930	HSN, Inc.	8,172,651
10,400	Kirkland’s, Inc.(1)	246,896
84,600	Nutrisystem, Inc.	1,611,630
21,300	Outerwall, Inc.	1,414,959
34,300	Overstock.com, Inc.(1)	736,421
10,900	Party City Holdco, Inc.(1)	226,611
450,964	Pier 1 Imports, Inc.	5,704,695
41,100	Select Comfort Corp.(1)	1,266,702
141,795	Wayfair, Inc. Class A(1)	4,554,455
142,475	zulily, Inc. Class A(1)	1,775,951
10,043	Zumiez, Inc.(1)	318,463

		53,243,035

	Semiconductors & Semiconductor Equipment - 3.3%
15,800	Advanced Energy Industries, Inc.(1)	386,468
29,503	Ambarella, Inc.(1)	2,158,144
144,453	Amkor Technology, Inc.(1)	1,015,505
148,893	Cypress Semiconductor Corp.(1)	1,983,255
105,480	Integrated Device Technology, Inc.(1)	1,918,681
105,647	Kulicke & Soffa Industries, Inc.(1)	1,596,326
110,872	Qorvo, Inc.(1)	7,307,574
131,156	SunEdison Semiconductor Ltd.(1)	2,928,713
286,633	SunEdison, Inc.(1)	7,257,548
184,964	SunPower Corp.(1)	5,953,991

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Semiconductors & Semiconductor Equipment - 3.3% - (continued)
32,172	Tessera Technologies, Inc.	$1,161,731

		33,667,936

	Software & Services - 20.4%
199,142	Aspen Technology, Inc.(1)	8,839,913
74,339	AVG Technologies N.V.(1)	1,778,189
13,700	Barracuda Networks, Inc.(1)	555,261
23,598	Blackhawk Network Holdings, Inc.(1)	867,698
46,600	CACI International, Inc. Class A(1)	4,111,984
109,145	Cass Information Systems, Inc.	5,705,009
24,500	Cimpress N.V.(1)	2,056,530
132,900	comScore, Inc.(1)	6,958,644
13,840	Constant Contact, Inc.(1)	482,324
60,010	CSG Systems International, Inc.	1,747,491
50,040	Demandware, Inc.(1)	3,082,464
32,400	DHI Group, Inc.(1)	246,240
151,705	Ellie Mae, Inc.(1)	8,343,775
6,905	Envestnet, Inc.(1)	353,950
22,449	EPAM Systems, Inc.(1)	1,452,675
78,090	ePlus, Inc.(1)	6,478,346
5,900	Euronet Worldwide, Inc.(1)	345,032
294,823	Everyday Health, Inc.(1)	3,614,530
195,289	Exlservice Holdings, Inc.(1)	6,723,800
117,530	Fair Isaac Corp.	10,396,704
512,321	Five9, Inc.(1)	2,781,903
265,121	Fleetmatics Group Ltd.(1)	12,084,215
45,072	Guidewire Software, Inc.(1)	2,251,346
169,320	Heartland Payment Systems, Inc.	8,618,388
104,485	HubSpot, Inc.(1)	4,044,614
36,613	Infoblox, Inc.(1)	862,602
109,345	j2 Global, Inc.	7,585,263
26,800	Logmein, Inc.(1)	1,720,024
176,045	Manhattan Associates, Inc.(1)	9,252,925
122,550	Marketo, Inc.(1)	3,486,548
31,200	MAXIMUS, Inc.	1,997,112
362,902	Model N, Inc.(1)	4,264,099
155,921	NetScout Systems, Inc.(1)	6,408,353
42,525	Pegasystems, Inc.	915,989
224,985	PTC, Inc.(1)	8,625,925
132,790	Q2 Holdings, Inc.(1)	2,702,277
144,976	Qualys, Inc.(1)	7,179,212
20,700	Science Applications International Corp.	1,037,070
4,764	Shutterstock, Inc.(1)	321,522
32,000	SolarWinds, Inc.(1)	1,560,960
98,938	Solera Holdings, Inc.	4,800,472
47,116	SS&C Technologies Holdings, Inc.	2,834,970
11,500	Stamps.com, Inc.(1)	711,735
54,455	Sykes Enterprises, Inc.(1)	1,363,009
7,800	Syntel, Inc.(1)	351,156
110,035	Tyler Technologies Corp.(1)	13,418,768
65,100	VASCO Data Security International, Inc.(1)	1,654,842
106,880	Verint Systems, Inc.(1)	6,565,638
130,699	WebMD Health Corp.(1)	5,770,361
60,990	WEX, Inc.(1)	6,874,183
22,500	Wix.com Ltd.(1)	438,075

		206,624,115

	Technology Hardware & Equipment - 2.4%
52,563	ADTRAN, Inc.	873,071
22,500	Alliance Fiber Optic Products, Inc.	413,100

The accompanying notes are an integral part of these financial statements.

102

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 98.2% - (continued)
	Technology Hardware & Equipment - 2.4% - (continued)
151,620	CDW Corp. of Delaware	$5,810,078
181,210	Ciena Corp.(1)	3,859,773
26,400	DTS, Inc.(1)	946,440
42,960	FEI Co.	3,241,762
22,700	Infinera Corp.(1)	426,760
27,600	InterDigital, Inc.	1,510,272
29,880	Methode Electronics, Inc.	1,268,705
29,300	Polycom, Inc.(1)	382,365
207,700	Quantum Corp.(1)	417,477
294,185	Sonus Networks, Inc.(1)	2,329,945
100,975	Ubiquiti Networks, Inc.	2,884,856

		24,364,604

	Telecommunication Services - 0.2%
117,400	Cincinnati Bell, Inc.(1)	402,682
21,900	IDT Corp. Class B	372,957
57,100	Inteliquent, Inc.	1,085,471

		1,861,110

	Transportation - 2.0%
8,000	Alaska Air Group, Inc.	512,480
4,700	Allegiant Travel Co.	722,672
20,215	ArcBest Corp.	721,676
182,723	Celadon Group, Inc.	4,721,562
43,000	Hawaiian Holdings, Inc.(1)	992,440
26,900	JetBlue Airways Corp.(1)	552,257
144,140	Marten Transport Ltd.	3,208,556
10,200	Matson, Inc.	413,100
19,100	Spirit Airlines, Inc.(1)	1,307,777
314,978	Swift Transportation Co.(1)	7,622,468

		20,774,988

	Total Common Stocks (cost $867,884,182)	$995,040,764

EXCHANGE TRADED FUNDS - 1.1%
	Other Investment Pools & Funds - 1.1%
78,650	iShares Russell 2000 Growth ETF	$11,565,482

	Total Exchange Traded Funds (cost $11,965,658)	$11,565,482

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Imperial Holdings, Inc.(1)(2)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $879,849,840)	$1,006,606,246

Shares or Principal Amount		Market Value*
SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
3,362,719	BlackRock Liquidity Funds TempFund Portfolio	$3,362,719
6,533,791	Federated Prime Obligations Fund	6,533,791

	Total Short-Term Investments (cost $9,896,510)	$9,896,510

Total Investments (cost $889,746,350)^	100.3%	$1,016,502,756
Other Assets and Liabilities	(0.3)%	(2,613,924)

Total Net Assets	100.0%	$1,013,888,832

The accompanying notes are an integral part of these financial statements.

103

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $892,393,573 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$158,797,371
Unrealized Depreciation	(34,688,188)

Net Unrealized Appreciation	$124,109,183

(1)	Non-income producing.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
12/2015	1,613	Imperial Holdings, Inc. Warrants	$—

At April 30, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

104

The Hartford SmallCap Growth Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$15,839,967	$15,839,967	$—	$—
Banks	28,850,886	28,850,886	—	—
Capital Goods	85,996,030	85,996,030	—	—
Commercial & Professional Services	33,480,395	33,480,395	—	—
Consumer Durables & Apparel	42,612,603	42,612,603	—	—
Consumer Services	43,541,352	43,541,352	—	—
Diversified Financials	19,641,968	19,641,968	—	—
Energy	29,495,906	29,495,906	—	—
Food & Staples Retailing	23,075,295	23,075,295	—	—
Food, Beverage & Tobacco	15,518,388	15,518,388	—	—
Health Care Equipment & Services	106,201,573	106,201,573	—	—
Household & Personal Products	964,936	964,936	—	—
Insurance	14,720,475	14,720,475	—	—
Materials	53,762,966	53,762,966	—	—
Media	461,890	461,890	—	—
Pharmaceuticals, Biotechnology & Life Sciences	124,437,742	124,437,742	—	—
Real Estate	15,902,604	15,902,604	—	—
Retailing	53,243,035	53,243,035	—	—
Semiconductors & Semiconductor Equipment	33,667,936	33,667,936	—	—
Software & Services	206,624,115	206,624,115	—	—
Technology Hardware & Equipment	24,364,604	24,364,604	—	—
Telecommunication Services	1,861,110	1,861,110	—	—
Transportation	20,774,988	20,774,988	—	—
Exchange Traded Funds	11,565,482	11,565,482	—	—
Warrants	—	—	—	—
Short-Term Investments	9,896,510	9,896,510	—	—

Total	$1,016,502,756	$1,016,502,756	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

105

The Hartford Value Opportunities Fund

Diversification by Sector

as of April 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	7.5%
Consumer Staples	2.2
Energy	13.9
Financials	31.6
Health Care	10.1
Industrials	10.6
Information Technology	10.0
Materials	8.0
Telecommunication Services	1.5
Utilities	4.3

Total	99.7%

Short-Term Investments	0.2%
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

106

The Hartford Value Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7%
	Banks - 9.3%
174,708	Citigroup, Inc.	$9,315,431
170,279	JP Morgan Chase & Co.	10,771,849
80,906	PNC Financial Services Group, Inc.	7,421,507
30,500	South State Corp.	2,065,460

		29,574,247

	Capital Goods - 8.2%
59,400	Eaton Corp. plc	4,082,562
61,600	Generac Holdings, Inc.(1)	2,568,104
305,679	General Electric Co.	8,277,787
13,400	Orbital ATK, Inc.	980,344
17,500	Raytheon Co.	1,820,000
115,461	Rexel S.A.	2,176,051
16,303	Sulzer AG	1,819,221
58,320	WESCO International, Inc.(1)	4,207,205

		25,931,274

	Commercial & Professional Services - 1.2%
174,362	Knoll, Inc.	3,970,223

	Consumer Durables & Apparel - 2.1%
62,400	D.R. Horton, Inc.	1,584,960
107,445	Electrolux AB Series B	3,217,185
135,380	Vera Bradley, Inc.(1)	1,927,811

		6,729,956

	Consumer Services - 2.5%
74,800	Las Vegas Sands Corp.	3,955,424
73,500	Melco Crown Entertainment Ltd. ADR	1,500,870
21,400	Norwegian Cruise Line Holdings Ltd.(1)	1,038,114
360,000	Sands China Ltd.	1,467,500

		7,961,908

	Diversified Financials - 4.0%
72,317	Julius Baer Group Ltd.(1)	3,785,125
59,710	Northern Trust Corp.	4,367,786
78,800	Raymond James Financial, Inc.	4,454,564
73,500	Solar Cayman Ltd.(1)(2)(3)(4)	5,145

		12,612,620

	Energy - 13.9%
36,400	Baker Hughes, Inc.	2,491,944
56,175	Cabot Oil & Gas Corp.	1,899,838
111,800	Cameco Corp.	1,966,346
137,695	Canadian Natural Resources Ltd.	4,578,359
237,570	Cobalt International Energy, Inc.(1)	2,541,999
19,100	Diamondback Energy, Inc.(1)	1,577,087
99,115	Halliburton Co.	4,851,679
22,500	Helmerich & Payne, Inc.	1,754,325
75,505	HollyFrontier Corp.	2,928,084
182,500	Laredo Petroleum, Inc.(1)	2,883,500
57,990	National Oilwell Varco, Inc.	3,155,236
18,220	Pioneer Natural Resources Co.	3,148,052
78,485	QEP Resources, Inc.	1,765,912
269,530	Southwestern Energy Co.(1)	7,554,926
265,600	Trican Well Service Ltd.	1,122,719

		44,220,006

	Food, Beverage & Tobacco - 2.2%
82,489	Imperial Tobacco Group plc	4,027,979
18,835	Ingredion, Inc.	1,495,499
310,148	Treasury Wine Estates Ltd.	1,360,236

		6,883,714

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Health Care Equipment & Services - 0.5%
16,055	Aetna, Inc.	$1,715,798

	Insurance - 12.1%
127,208	American International Group, Inc.	7,160,539
74,900	Arthur J Gallagher & Co.	3,582,467
242,832	MetLife, Inc.	12,454,853
152,742	Principal Financial Group, Inc.	7,808,171
74,200	Torchmark Corp.	4,163,362
93,200	Unum Group	3,183,712

		38,353,104

	Materials - 8.0%
52,320	Cabot Corp.	2,236,157
92,020	Celanese Corp. Series A	6,106,447
140,500	Constellium N.V. Class A(1)	2,580,985
106,500	Huntsman Corp.	2,454,825
100,200	Norbord, Inc.	2,021,440
112,605	Reliance Steel & Aluminum Co.	7,287,796
64,265	Rio Tinto plc ADR	2,878,429

		25,566,079

	Media - 2.0%
124,300	Quebecor, Inc. Class B	3,418,379
179,779	Sky plc	2,964,184

		6,382,563

	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
33,900	AstraZeneca plc ADR	2,321,472
4,400	Biogen, Inc.(1)	1,645,292
109,297	Bristol-Myers Squibb Co.	6,965,498
209,229	Merck & Co., Inc.	12,461,679
76,000	Mylan N.V.(1)	5,491,760
28,197	TESARO, Inc.(1)	1,535,891

		30,421,592

	Real Estate - 6.2%
43,600	American Tower Corp. REIT	4,121,508
23,195	AvalonBay Communities, Inc. REIT	3,811,866
136,300	Columbia Property Trust, Inc. REIT	3,575,149
61,227	Equity LifeStyle Properties, Inc. REIT	3,234,010
9,300	SL Green Realty Corp. REIT	1,137,948
155,595	Two Harbors Investment Corp. REIT	1,633,748
66,040	Weyerhaeuser Co. REIT	2,080,920

		19,595,149

	Retailing - 1.1%
571,800	Allstar Co.(1)(3)(4)	588,954
65,750	GNC Holdings, Inc. Class A	2,830,537

		3,419,491

	Semiconductors & Semiconductor Equipment - 1.2%
114,390	Maxim Integrated Products, Inc.	3,755,424

	Software & Services - 2.7%
128,575	Activision Blizzard, Inc.	2,933,439
10,200	Google, Inc. Class A(1)	5,597,454

		8,530,893

	Technology Hardware & Equipment - 6.1%
175,500	ARRIS Group, Inc.(1)	5,909,963
340,924	Cisco Systems, Inc.	9,828,839
2,768	Samsung Electronics Co., Ltd.	3,631,211

		19,370,013

The accompanying notes are an integral part of these financial statements.

107

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
COMMON STOCKS - 99.7% - (continued)
	Telecommunication Services - 1.5%
95,900	Verizon Communications, Inc.	$4,837,196

	Transportation - 1.0%
32,405	United Parcel Service, Inc. Class B	3,257,675

	Utilities - 4.3%
176,600	Exelon Corp.	6,007,932
62,485	PG&E Corp.	3,306,706
292,529	Snam S.p.A.	1,523,825
85,925	Xcel Energy, Inc.	2,913,717

		13,752,180

	Total Common Stocks (cost $299,207,426)	$316,841,105

	Total Long-Term Investments (cost $299,207,426)	$316,841,105

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
583,263	Federated Prime Obligations Fund	$583,263

	Total Short-Term Investments (cost $583,263)	$583,263

Total Investments (cost $299,790,689)^	99.9%	$317,424,368
Other Assets and Liabilities	0.1%	384,470

Total Net Assets	100.0%	$317,808,838

The accompanying notes are an integral part of these financial statements.

108

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $300,799,389 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$31,040,186
Unrealized Depreciation	(14,415,207)

Net Unrealized Appreciation	$16,624,979

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At April 30, 2015, the aggregate value of this security was $5,145, which represents 0.0% of total net assets.

(3)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	571,800	Allstar Co.	$248,744
03/2007	73,500	Solar Cayman Ltd.	21,542

			$270,286

At April 30, 2015, the aggregate value of these securities were $594,099, which represents 0.2% of total net assets.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At April 30, 2015, the aggregate fair value of these securities were $594,099, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at April 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
CHF	Sell	05/04/15	MSC	$162,574	$163,506	$(932)
EUR	Buy	06/17/15	RBS	2,684,114	2,749,352	65,238
EUR	Sell	06/17/15	NAB	5,133,661	5,425,673	(292,012)
EUR	Sell	06/17/15	RBS	5,118,402	5,425,674	(307,272)
GBP	Sell	06/17/15	BNP	843,707	865,446	(21,739)
GBP	Sell	06/17/15	BCLY	1,568,199	1,597,392	(29,193)
GBP	Sell	06/17/15	RBS	1,566,310	1,595,858	(29,548)
JPY	Buy	06/17/15	GSC	2,198,061	2,233,611	35,550
JPY	Sell	06/17/15	DEUT	1,100,846	1,116,805	(15,959)
JPY	Sell	06/17/15	JPM	1,100,737	1,116,805	(16,068)

Total						$(611,935)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

109

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBS	RBS Greenwich Capital

Currency Abbreviations:
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

110

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$29,574,247	$29,574,247	$—	$—
Capital Goods	25,931,274	21,936,002	3,995,272	—
Commercial & Professional Services	3,970,223	3,970,223	—	—
Consumer Durables & Apparel	6,729,956	3,512,771	3,217,185	—
Consumer Services	7,961,908	6,494,408	1,467,500	—
Diversified Financials	12,612,620	8,822,350	3,785,125	5,145
Energy	44,220,006	44,220,006	—	—
Food, Beverage & Tobacco	6,883,714	1,495,499	5,388,215	—
Health Care Equipment & Services	1,715,798	1,715,798	—	—
Insurance	38,353,104	38,353,104	—	—
Materials	25,566,079	25,566,079	—	—
Media	6,382,563	3,418,379	2,964,184	—
Pharmaceuticals, Biotechnology & Life Sciences	30,421,592	30,421,592	—	—
Real Estate	19,595,149	19,595,149	—	—
Retailing	3,419,491	2,830,537	—	588,954
Semiconductors & Semiconductor Equipment	3,755,424	3,755,424	—	—
Software & Services	8,530,893	8,530,893	—	—
Technology Hardware & Equipment	19,370,013	15,738,802	3,631,211	—
Telecommunication Services	4,837,196	4,837,196	—	—
Transportation	3,257,675	3,257,675	—	—
Utilities	13,752,180	12,228,355	1,523,825	—
Short-Term Investments	583,263	583,263	—	—

Total	$317,424,368	$290,857,752	$25,972,517	$594,099

Foreign Currency Contracts(2)	$100,788	$—	$100,788	$—

Total	$100,788	$—	$100,788	$—

Liabilities
Foreign Currency Contracts(2)	$(712,723)	$—	$(712,723)	$—

Total	$(712,723)	$—	$(712,723)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended April 30, 2015:

	Common Stocks	Total
Beginning balance	$490,489	$490,489
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	103,610	103,610
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$594,099	$594,099

The change in net unrealized appreciation/depreciation relating to the Level 3 investment held at April 30, 2015 was $103,610.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

111

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$11,457,060,640	$240,226,198	$8,159,696,065
Cash	137,765	1,876	—
Cash collateral	—	317,400	—
Foreign currency on deposit with custodian	610,305	—	—
Unrealized appreciation on foreign currency contracts	308,208	—	—
Receivables:
Investment securities sold	129,423,091	483,421	33,546,195
Fund shares sold	6,242,246	2,367,765	6,067,758
Dividends and interest	18,376,513	175,211	11,267,776
Other assets	98,882	122,000	89,830

Total assets	11,612,257,650	243,693,871	8,210,667,624

Liabilities:
Unrealized depreciation on foreign currency contracts	12,078,803	—	—
Bank overdraft	—	—	—
Payables:
Investment securities purchased	150,136,464	794,610	36,367,997
Fund shares redeemed	12,708,622	346,378	10,026,051
Investment management fees	6,238,523	83,003	4,062,935
Variation margin on financial derivative instruments	—	69,364	—
Distribution fees	3,073,954	62,845	1,309,729
Distributions payable	15	—	—
Accrued expenses	1,764,253	29,981	1,099,877

Total liabilities	186,000,634	1,386,181	52,866,589

Net assets	$11,426,257,016	$242,307,690	$8,157,801,035

Summary of Net Assets:
Capital stock and paid-in-capital	$9,962,977,224	$199,471,874	$5,583,967,829
Undistributed (distributions in excess of) net investment income	12,540,315	369,139	12,468,525
Accumulated net realized gain (loss)	474,916,999	3,877,428	338,659,016
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	975,822,478	38,589,249	2,222,705,665

Net assets	$11,426,257,016	$242,307,690	$8,157,801,035

Shares authorized	1,615,000,000	450,000,000	1,000,000,000

Par value	$0.001	$0.001	$0.001

Class A: Net asset value per share	$38.69	$23.29	$25.53

Maximum offering price per share	$40.94	$24.65	$27.02

Shares outstanding	148,827,576	7,278,999	151,145,454

Net Assets	$5,758,185,207	$169,527,754	$3,859,234,310

Class B: Net asset value per share	$31.57	$21.71	$25.06

Shares outstanding	6,553,006	76,746	2,331,687

Net Assets	$206,888,958	$1,665,938	$58,443,035

Class C: Net asset value per share	$32.04	$21.65	$24.87

Shares outstanding	60,329,556	1,556,180	19,447,985

Net Assets	$1,932,773,318	$33,694,070	$483,693,972

Class I: Net asset value per share	$38.78	$23.30	$25.43

Shares outstanding	47,557,811	41,366	75,047,085

Net Assets	$1,844,472,287	$963,726	$1,908,492,174

Class R3: Net asset value per share	$41.70	$23.70	$25.78

Shares outstanding	3,195,048	27,087	3,597,625

Net Assets	$133,248,183	$642,055	$92,763,155

The accompanying notes are an integral part of these financial statements.

112

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Company Fund	The Hartford Small/Mid Cap Equity Fund

$3,841,769,958	$4,260,873,133	$1,366,809,633	$4,756,893,955	$512,883,922	$959,039,584	$76,719,916
—	13,493	—	—	—	—	—
—	—	—	—	—	—	—
—	24	5	—	—	—	—
—	6,099	1,871	—	37	—	—

—	11,797,839	5,836,195	1,842,145	505,358	21,241,340	—
9,230,012	22,677,740	7,195,703	9,836,692	633,631	1,396,430	229,468
7,036,321	1,951,225	1,124,962	531,111	224,448	24,459	33,550
105,291	162,692	108,616	112,438	76,796	78,579	64,583

3,858,141,582	4,297,482,245	1,381,076,985	4,769,216,341	514,324,192	981,780,392	77,047,517

—	—	3,156	—	73	—	—
424	—	—	—	—	224,597	—

12,114,106	37,841,252	27,656,938	3,123,912	1,360,651	21,122,781	812,457
8,034,593	4,952,192	1,263,443	9,630,112	453,011	715,462	61,875
1,961,733	2,447,771	962,455	2,865,942	317,913	640,772	47,679
—	—	—	—	—	—	—
854,360	626,843	407,970	1,000,652	93,562	148,370	26,212
—	—	—	—	—	—	—
527,545	598,901	125,130	553,199	82,869	167,828	21,503

23,492,761	46,466,959	30,419,092	17,173,817	2,308,079	23,019,810	969,726

$3,834,648,821	$4,251,015,286	$1,350,657,893	$4,752,042,524	$512,016,113	$958,760,582	$76,077,791

$2,931,410,900	$3,428,187,033	$909,879,262	$3,380,099,967	$398,532,449	$791,697,515	$70,218,712
5,772,225	(5,847,528)	(8,152,403)	(5,041,381)	(706,364)	(2,696,391)	298,912
134,542,413	252,620,015	73,198,703	207,853,128	17,060,104	69,669,672	(4,276,248)
762,923,283	576,055,766	375,732,331	1,169,130,810	97,129,924	100,089,786	9,836,415

$3,834,648,821	$4,251,015,286	$1,350,657,893	$4,752,042,524	$512,016,113	$958,760,582	$76,077,791

600,000,000	23,750,000,000	500,000,000	760,000,000	500,000,000	500,000,000	950,000,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$19.00	$39.96	$38.24	$26.25	$15.69	$21.37	$13.05

$20.11	$42.29	$40.47	$27.78	$16.60	$22.61	$13.81

101,409,021	41,625,899	20,493,623	77,402,699	15,153,929	17,446,290	4,345,616

$1,927,191,358	$1,663,573,791	$783,667,790	$2,032,107,581	$237,708,694	$372,855,956	$56,716,432

$19.01	$28.70	$33.16	$20.06	$13.71	$16.72	$12.29

921,979	702,236	265,439	1,392,535	136,716	236,408	197,346

$17,531,104	$20,152,326	$8,801,368	$27,931,580	$1,874,305	$3,951,845	$2,424,515

$18.92	$28.96	$33.45	$20.64	$13.65	$16.68	$12.12

25,514,983	10,178,502	7,346,711	28,782,160	3,160,657	2,368,259	1,155,852

$482,759,482	$294,725,944	$245,745,351	$594,013,426	$43,133,766	$39,511,250	$14,012,587

$18.93	$41.20	$39.45	$26.70	$15.78	$22.10	$13.06

48,342,681	47,807,695	5,119,963	24,595,897	2,207,769	3,231,077	7,463

$914,952,575	$1,969,532,572	$201,967,497	$656,813,093	$34,830,922	$71,400,056	$97,441

$19.02	$40.45	$39.28	$29.01	$16.44	$22.96	$13.40

3,326,977	899,334	1,405,113	2,443,300	556,640	1,769,212	54,846

$63,284,862	$36,378,442	$55,187,812	$70,881,435	$9,153,412	$40,616,290	$734,749

The accompanying notes are an integral part of these financial statements.

113

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R4: Net asset value per share	$42.66	$23.95	$25.92

Shares outstanding	4,342,650	131,978	6,087,298

Net Assets	$185,254,064	$3,160,665	$157,781,824

Class R5: Net asset value per share	$43.38	$23.45	$25.99

Shares outstanding	1,269,378	969,243	9,343,411

Net Assets	$55,059,464	$22,733,161	$242,869,003

Class R6: Net asset value per share	$43.57	$23.52	$26.01

Shares outstanding	242	425	396

Net Assets	$10,546	$9,998	$10,294

Class Y: Net asset value per share	$43.56	$23.53	$26.01

Shares outstanding	30,078,646	421,244	52,085,942

Net Assets	$1,310,364,989	$9,910,323	$1,354,513,268

Cost of investments	$10,469,087,956	$201,608,869	$5,936,990,400
Cost of foreign currency on deposit with custodian	$595,610	$—	$—

The accompanying notes are an integral part of these financial statements.

114

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Company Fund	The Hartford Small/Mid Cap Equity Fund
$19.05	$41.77	$40.52	$29.69	$16.60	$23.85	$13.43

4,132,911	1,421,770	1,048,878	4,462,395	739,334	2,895,171	39,731

$78,711,715	$59,382,857	$42,499,013	$132,480,494	$12,272,682	$69,036,199	$533,590

$19.12	$42.90	$41.66	$30.10	$16.74	$24.65	$13.48

5,036,331	2,640,334	114,850	4,809,165	454,910	448,535	17,048

$96,291,510	$113,282,783	$4,784,436	$144,778,239	$7,614,760	$11,055,573	$229,801

$19.15	$43.32	$—	$30.27	$—	$25.00	$—

1,169	254	—	29,553	—	416	—

$22,392	$11,004	$—	$894,612	$—	$10,402	$—

$19.15	$43.31	$41.95	$30.26	$16.77	$24.99	$13.47

13,256,341	2,169,959	190,798	36,089,979	9,865,323	14,018,515	98,664

$253,903,823	$93,975,567	$8,004,626	$1,092,142,064	$165,427,572	$350,323,011	$1,328,676

$3,078,844,450	$3,684,809,554	$991,073,110	$3,587,763,145	$415,750,923	$858,949,795	$66,883,501
$—	$23	$5	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

115

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$1,016,502,756	$317,424,368
Cash	18,543	38,974
Unrealized appreciation on foreign currency contracts	—	100,788
Receivables:
Investment securities sold	4,522,500	1,335,029
Fund shares sold	3,188,056	127,915
Dividends and interest	138,687	378,133
Other assets	106,188	65,373

Total assets	1,024,476,730	319,470,580

Liabilities:
Unrealized depreciation on foreign currency contracts	—	712,723
Payables:
Investment securities purchased	9,000,529	105,754
Fund shares redeemed	749,822	511,728
Investment management fees	614,578	182,570
Distribution fees	127,365	78,543
Accrued expenses	95,604	70,424

Total liabilities	10,587,898	1,661,742

Net assets	$1,013,888,832	$317,808,838

Summary of Net Assets:
Capital stock and paid-in-capital	$845,710,632	$291,876,823
Undistributed (distributions in excess of) net investment income	176,849	1,694,939
Accumulated net realized gain (loss)	41,244,945	7,215,830
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	126,756,406	17,021,246

Net assets	$1,013,888,832	$317,808,838

Shares authorized	27,000,000,000	27,000,000,000

Par value	$0.001	$0.001

Class A: Net asset value per share	$50.37	$19.87

Maximum offering price per share	$53.30	$21.03

Shares outstanding	5,244,491	11,525,302

Net Assets	$264,166,023	$229,000,133

Class B: Net asset value per share	$40.97	$17.59

Shares outstanding	52,715	162,998

Net Assets	$2,159,969	$2,867,006

Class C: Net asset value per share	$40.63	$17.47

Shares outstanding	1,294,035	1,710,991

Net Assets	$52,577,087	$29,890,424

Class I: Net asset value per share	$51.45	$19.63

Shares outstanding	3,765,105	1,736,023

Net Assets	$193,715,940	$34,075,634

Class R3: Net asset value per share	$50.42	$20.08

Shares outstanding	312,603	199,942

Net Assets	$15,761,105	$4,014,951

Class R4: Net asset value per share	$51.72	$20.27

Shares outstanding	1,394,292	659,429

Net Assets	$72,109,788	$13,366,149

The accompanying notes are an integral part of these financial statements.

116

Hartford Funds – Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

April 30, 2015 (Unaudited)

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Class R5: Net asset value per share	$53.17	$20.40

Shares outstanding	1,938,195	133,317

Net Assets	$103,045,694	$2,719,659

Class R6: Net asset value per share	$53.59	$—

Shares outstanding	201	—

Net Assets	$10,786	$—

Class Y: Net asset value per share	$53.59	$20.45

Shares outstanding	5,791,455	91,689

Net Assets	$310,342,440	$1,874,882

Cost of investments	$889,746,350	$299,790,689

The accompanying notes are an integral part of these financial statements.

117

Hartford Funds – Domestic Equity Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$87,691,049	$1,448,451	$98,444,868
Interest	65,886	1,893	94,885
Less: Foreign tax withheld	(1,896,786)	(1,922)	(763,107)

Total investment income, net	85,860,149	1,448,422	97,776,646

Expenses:
Investment management fees	37,492,519	578,328	24,355,146
Administrative services fees
Class R3	132,858	598	91,480
Class R4	138,320	1,343	116,351
Class R5	27,871	1,094	116,289
Transfer agent fees
Class A	3,715,071	117,195	2,249,160
Class B	313,930	4,864	106,266
Class C	1,070,453	13,635	251,905
Class I	1,057,318	2	1,543,191
Class R3	5,906	156	3,111
Class R4	1,695	72	1,071
Class R5	390	64	543
Class R6	—	—	—
Class Y	9,951	21	10,625
Distribution fees
Class A	7,095,462	182,313	4,742,385
Class B	1,182,184	9,044	335,168
Class C	9,641,013	130,524	2,367,507
Class R3	332,142	1,494	228,699
Class R4	230,533	2,239	193,917
Custodian fees	79,541	1,586	10,414
Registration and filing fees	175,865	60,117	173,332
Accounting services fees	867,828	14,661	531,114
Board of Directors’ fees	153,474	2,132	102,650
Audit fees	48,264	5,950	33,374
Other expenses	844,027	19,302	536,735

Total expenses (before waivers and fees paid indirectly)	64,616,615	1,146,734	38,100,433
Expense waivers	—	(13,750)	—
Management fee waivers	(205)	(50,364)	—
Transfer agent fee waivers	—	(2,149)	(5,578)
Commission recapture	(121,838)	(1,188)	(25,937)
Custodian fee offset	(163)	—	—

Total waivers and fees paid indirectly	(122,206)	(67,451)	(31,515)

Total expenses, net	64,494,409	1,079,283	38,068,918

Net Investment Income (Loss)	21,365,740	369,139	59,707,728

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	446,247,698	4,157,694	389,740,467
Net realized gain (loss) on futures contracts	—	42,716	—
Net realized gain (loss) on foreign currency contracts	73,701,092	—	(989)
Net realized gain (loss) on other foreign currency transactions	(1,704,367)	—	(16,159)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	518,244,423	4,200,410	389,723,319

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	123,670,056	7,206,298	(137,207,423)
Net unrealized appreciation (depreciation) of future contracts	—	(239,681)	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(38,069,909)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(236,181)	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	85,363,966	6,966,617	(137,207,423)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	603,608,389	11,167,027	252,515,896

Net Increase (Decrease) in Net Assets Resulting from Operations	$624,974,129	$11,536,166	$312,223,624

The accompanying notes are an integral part of these financial statements.

118

Hartford Funds – Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	The Hartford Small Company Fund	The Hartford Small/Mid Cap Equity Fund

$56,303,403	$15,311,152	$4,570,165	$20,185,630	$3,209,925	$2,795,322	$864,157
6,028	15,998	16,430	6,926	1,560	4,869	315
(1,075,192)	(401,530)	(35,954)	(143,722)	(47,833)	(4,632)	(640)

55,234,239	14,925,620	4,550,641	20,048,834	3,163,652	2,795,559	863,832

11,784,991	13,847,407	5,072,082	16,412,822	1,859,867	3,689,148	275,665

60,046	32,294	48,074	62,747	9,626	46,632	681
57,716	41,474	27,195	86,736	7,765	50,764	398
46,925	54,003	1,714	64,231	2,914	4,684	106

1,109,095	963,681	392,550	1,267,285	208,790	459,736	50,756
24,527	31,480	13,131	39,435	4,676	9,497	4,860
204,265	144,072	104,189	301,388	32,862	35,439	12,741
525,778	1,430,248	85,897	454,718	23,758	89,439	2
1,568	1,541	879	2,607	624	1,303	140
912	497	307	1,653	216	567	40
771	403	174	739	177	891	7
1	—	—	1	—	—	—
1,858	543	49	8,455	1,277	2,615	5

2,396,821	1,949,306	864,896	2,428,340	284,656	452,175	68,510
24,501	106,919	52,967	142,864	10,083	21,886	14,177
2,362,885	1,326,855	1,048,966	2,815,758	209,464	193,789	68,604
150,113	80,734	120,185	156,867	24,066	116,580	1,702
96,193	69,123	45,325	144,560	12,942	84,607	664
11,951	12,059	4,810	10,116	3,422	2,381	446
145,722	94,189	77,914	120,423	54,120	66,154	40,216
228,363	235,274	82,258	272,879	34,771	65,398	5,146
44,630	38,680	11,175	51,573	6,446	12,398	1,488
21,088	19,194	9,249	22,092	10,910	8,448	5,702
256,243	332,838	66,090	286,761	36,494	90,161	10,633

19,556,963	20,812,814	8,130,076	25,155,050	2,839,926	5,504,692	562,689
—	—	—	—	—	—	—
—	(435)	—	—	(42)	(529)	(23,213)
(1)	—	—	(1)	(1,646)	(2,915)	(600)
(7,380)	(39,185)	(2,939)	(64,833)	(1,834)	(15,287)	—
—	(46)	—	(1)	—	—	—

(7,381)	(39,666)	(2,939)	(64,835)	(3,522)	(18,731)	(23,813)

19,549,582	20,773,148	8,127,137	25,090,215	2,836,404	5,485,961	538,876

35,684,657	(5,847,528)	(3,576,496)	(5,041,381)	327,248	(2,690,402)	324,956

142,757,161	253,710,222	76,217,756	214,554,611	20,122,627	72,515,233	1,315,456
—	—	—	—	—	—	—
56,581	191,933	1,318,903	25,998	28,617	(2,312)	(8)
(122,644)	(286,827)	70,878	(25,359)	(42,444)	3,021	(57)

142,691,098	253,615,328	77,607,537	214,555,250	20,108,800	72,515,942	1,315,391

(45,356,461)	153,626,835	47,633,591	72,919,498	9,851,033	(37,591,241)	1,405,388
—	—	—	—	—	—	—
—	6,099	(698,754)	—	(3,142)	—	—
47,411	12,146	38,208	—	3,254	3	—

(45,309,050)	153,645,080	46,973,045	72,919,498	9,851,145	(37,591,238)	1,405,388

97,382,048	407,260,408	124,580,582	287,474,748	29,959,945	34,924,704	2,720,779

$133,066,705	$401,412,880	$121,004,086	$282,433,367	$30,287,193	$32,234,302	$3,045,735

The accompanying notes are an integral part of these financial statements.

119

Hartford Funds – Domestic Equity Funds

Statements of Operations – (continued)

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford SmallCap Growth Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$4,864,667	$3,766,842
Interest	4,992	280
Less: Foreign tax withheld	(12,057)	(74,842)

Total investment income, net	4,857,602	3,692,280

Expenses:
Investment management fees	3,263,132	1,122,693
Administrative services fees
Class R3	12,834	4,160
Class R4	45,735	9,791
Class R5	39,250	1,338
Transfer agent fees
Class A	259,177	190,294
Class B	5,548	8,077
Class C	34,609	21,045
Class I	122,008	24,303
Class R3	1,321	628
Class R4	1,019	314
Class R5	639	115
Class R6	—	—
Class Y	1,875	14
Distribution fees
Class A	331,193	284,508
Class B	12,655	16,767
Class C	246,837	151,316
Class R3	32,085	10,400
Class R4	76,225	16,318
Custodian fees	1,473	2,132
Registration and filing fees	64,197	83,729
Accounting services fees	73,004	22,455
Board of Directors’ fees	8,211	3,447
Audit fees	8,305	6,291
Other expenses	46,013	28,658

Total expenses (before waivers and fees paid indirectly)	4,687,345	2,008,793
Management fee waivers	—	(6,198)
Transfer agent fee waivers	(1,747)	(3,040)
Commission Recapture	(4,845)	(2,163)

Total waivers and fees paid indirectly	(6,592)	(11,401)

Total expenses, net	4,680,753	1,997,392

Net Investment Income (Loss)	176,849	1,694,888

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	43,891,846	11,803,577
Net realized gain (loss) on foreign currency contracts	—	2,749,860
Net realized gain (loss) on other foreign currency transactions	—	9,743

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	43,891,846	14,563,180

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	26,064,502	676,417
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(804,586)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	1,000	6,292

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	26,065,502	(121,877)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	69,957,348	14,441,303

Net Increase (Decrease) in Net Assets Resulting from Operations	$70,134,197	$16,136,191

The accompanying notes are an integral part of these financial statements.

120

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121

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$21,365,740	$50,868,498
Net realized gain (loss) on investments and foreign currency transactions	518,244,423	2,980,354,356
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	85,363,966	(1,614,403,702)

Net Increase (Decrease) in Net Assets Resulting from Operations	624,974,129	1,416,819,152

Distributions to Shareholders:
From net investment income
Class A	(19,537,281)	(16,001,170)
Class B	—	—
Class C	—	—
Class I	(12,661,018)	(10,300,170)
Class R3	—	—
Class R4	(519,713)	(464,998)
Class R5	(315,576)	(213,294)
Class R6	(67)	—
Class Y	(8,488,733)	(8,225,936)

Total from net investment income	(41,522,388)	(35,205,568)

From net realized gain on investments
Class A	(1,455,382,995)	(234,951,270)
Class B	(75,893,189)	(17,286,916)
Class C	(574,029,617)	(89,366,852)
Class I	(529,434,316)	(80,991,091)
Class R3	(32,300,323)	(5,105,467)
Class R4	(44,038,113)	(6,898,026)
Class R5	(12,968,848)	(5,136,346)
Class R6	(2,313)	—
Class Y	(295,123,770)	(49,495,789)

Total from net realized gain on investments	(3,019,173,484)	(489,231,757)

Total distributions	(3,060,695,872)	(524,437,325)

Capital Share Transactions:
Sold	559,981,656	1,335,640,072
Issued in merger	—	—
Issued on reinvestment of distributions	2,695,759,860	455,606,808
Redeemed	(1,311,997,243)	(2,712,553,219)

Net increase (decrease) from capital share transactions	1,943,744,273	(921,306,339)

Net Increase (Decrease) in Net Assets	(491,977,470)	(28,924,512)

Net Assets:
Beginning of period	11,918,234,486	11,947,158,998

End of period	$11,426,257,016	$11,918,234,486

Undistributed (distributions in excess of) net investment income	$12,540,315	$32,696,963

The accompanying notes are an integral part of these financial statements.

122

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

Hartford Core Equity Fund		The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$369,139	$90,399	$59,707,728	$116,110,624	$35,684,657	$64,988,401	$(5,847,528)	$(8,384,153)
4,200,410	25,809,219	389,723,319	694,232,925	142,691,098	104,327,898	253,615,328	672,216,540
6,966,617	(3,975,293)	(137,207,423)	365,333,597	(45,309,050)	236,186,569	153,645,080	(128,045,320)

11,536,166	21,924,325	312,223,624	1,175,677,146	133,066,705	405,502,868	401,412,880	535,787,067

—	(322,556)	(26,273,245)	(51,845,040)	(16,903,154)	(34,679,873)	—	—
—	—	(134,973)	(411,664)	(154,981)	(403,742)	—	—
—	—	(1,666,623)	(3,223,682)	(2,552,931)	(4,614,778)	—	—
—	—	(14,980,354)	(28,595,496)	(9,371,478)	(16,809,435)	—	—
—	(653)	(468,840)	(961,226)	(433,421)	(800,283)	—	—
—	—	(1,024,978)	(2,078,620)	(674,876)	(1,339,427)	—	—
(10,900)	(1,455)	(1,886,914)	(3,612,657)	(946,044)	(1,654,891)	—	—
—	—	(86)	—	(112)	—	—	—
(79,362)	(15,450)	(11,403,306)	(25,884,014)	(2,565,305)	(4,604,485)	—	—

(90,262)	(340,114)	(57,839,319)	(116,612,399)	(33,602,302)	(64,906,914)	—	—

(1,708,044)	—	(319,566,759)	(224,788,404)	(52,367,058)	(55,602,450)	(263,434,988)	(38,220,366)
(25,536)	—	(6,141,424)	(6,351,007)	(571,688)	(824,023)	(4,960,981)	(1,169,528)
(305,170)	—	(40,699,299)	(27,381,233)	(12,820,307)	(10,991,047)	(57,331,100)	(8,748,014)
—	—	(159,438,841)	(103,448,364)	(25,565,543)	(20,986,994)	(295,776,038)	(49,465,635)
(6,893)	—	(7,630,510)	(5,497,739)	(1,610,943)	(1,526,759)	(5,335,475)	(960,410)
(20,981)	—	(12,877,938)	(9,020,385)	(2,086,941)	(2,091,645)	(9,014,113)	(1,636,154)
(4,732)	—	(18,791,192)	(12,871,286)	(2,537,076)	(2,344,450)	(17,052,786)	(761,916)
—	—	(825)	—	(270)	—	(1,642)	—
(33,979)	—	(110,478,069)	(101,247,140)	(6,421,509)	(5,213,540)	(11,356,544)	(2,123,074)

(2,105,335)	—	(675,624,857)	(490,605,558)	(103,981,335)	(99,580,908)	(664,263,667)	(103,085,097)

(2,195,597)	(340,114)	(733,464,176)	(607,217,957)	(137,583,637)	(164,487,822)	(664,263,667)	(103,085,097)

98,477,908	25,912,117	487,373,162	964,760,686	403,865,370	1,156,827,678	642,234,483	668,932,406
—	—	—	—	—	—	—	673,257,083
2,146,390	336,012	711,298,962	587,189,060	130,636,856	155,386,346	586,610,242	86,376,670
(19,891,012)	(20,231,264)	(643,942,718)	(1,664,066,120)	(493,882,189)	(866,664,228)	(472,747,335)	(722,897,879)

80,733,286	6,016,865	554,729,406	(112,116,374)	40,620,037	445,549,796	756,097,390	705,668,280

90,073,855	27,601,076	133,488,854	456,342,815	36,103,105	686,564,842	493,246,603	1,138,370,250

152,233,835	124,632,759	8,024,312,181	7,567,969,366	3,798,545,716	3,111,980,874	3,757,768,683	2,619,398,433

$242,307,690	$152,233,835	$8,157,801,035	$8,024,312,181	$3,834,648,821	$3,798,545,716	$4,251,015,286	$3,757,768,683

$369,139	$90,262	$12,468,525	$10,600,116	$5,772,225	$3,689,870	$(5,847,528)	$—

The accompanying notes are an integral part of these financial statements.

123

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Healthcare Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$(3,576,496)	$(4,292,877)
Net realized gain (loss) on investments and foreign currency transactions	77,607,537	84,118,699
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	46,973,045	136,776,461

Net Increase (Decrease) in Net Assets Resulting from Operations	121,004,086	216,602,283

Distributions to Shareholders:
From net investment income
Class A	—	—
Class B	—	—
Class C	—	—
Class I	—	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	—	—

Total from net investment income	—	—

From net realized gain on investments
Class A	(41,859,286)	—
Class B	(851,671)	—
Class C	(14,037,691)	—
Class I	(9,319,309)	—
Class R3	(2,814,540)	—
Class R4	(2,016,864)	—
Class R5	(166,891)	—
Class R6	—	—
Class Y	(387,225)	—

Total from net realized gain on investments	(71,453,477)	—

Total distributions	(71,453,477)	—

Capital Share Transactions:
Sold	330,518,084	274,644,488
Issued on reinvestment of distributions	67,149,489	—
Redeemed	(99,320,481)	(162,205,793)

Net increase from capital share transactions	298,347,092	112,438,695

Net Increase (Decrease) in Net Assets	347,897,701	329,040,978

Net Assets:
Beginning of period	1,002,760,192	673,719,214

End of period	$1,350,657,893	$1,002,760,192

Undistributed (distributions in excess of) net investment income	$(8,152,403)	$(4,575,907)

The accompanying notes are an integral part of these financial statements.

124

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Fund		The Hartford MidCap Value Fund		The Hartford Small Company Fund		The Hartford Small/Mid Cap Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014

$(5,041,381)	$(15,529,400)	$327,248	$1,346,375	$(2,690,402)	$(7,705,686)	$324,956	$412,547
214,555,250	446,237,024	20,108,800	52,760,953	72,515,942	152,516,529	1,315,391	8,712,224
72,919,498	143,809,565	9,851,145	(1,011,084)	(37,591,238)	(30,164,247)	1,405,388	(2,924,367)

282,433,367	574,517,189	30,287,193	53,096,244	32,234,302	114,646,596	3,045,735	6,200,404

—	—	(341,861)	—	—	—	(357,551)	(566,365)
—	—	—	—	—	—	—	(12,196)
—	—	—	—	—	—	—	(67,266)
—	—	(187,954)	—	—	—	—	—
—	—	—	—	—	—	(3,127)	(6,845)
—	—	(23,807)	—	—	—	(4,294)	(1,878)
—	—	(27,078)	—	—	—	(2,126)	(2,398)
—	—	(899,001)	—	—	—	(8,040)	(3,280)

—	—	(1,479,701)	—	—	—	(375,138)	(660,228)

(184,194,904)	(143,567,186)	(25,023,718)	(19,547,732)	(58,246,001)	(36,374,051)	(4,979,568)	(6,822,827)
(3,556,326)	(3,118,365)	(263,547)	(286,591)	(924,635)	(767,167)	(295,991)	(585,834)
(65,661,987)	(44,515,881)	(5,248,502)	(3,955,390)	(7,686,853)	(5,032,180)	(1,353,083)	(1,749,811)
(54,161,721)	(21,758,465)	(4,062,792)	(1,835,803)	(9,826,479)	(4,446,788)	—	—
(5,156,865)	(3,447,459)	(1,112,176)	(483,560)	(9,236,016)	(6,038,821)	(57,213)	(76,759)
(8,609,977)	(5,329,645)	(997,104)	(470,894)	(9,918,854)	(6,816,923)	(47,142)	(22,229)
(9,910,109)	(6,407,783)	(545,519)	(124,254)	(1,227,471)	(866,941)	(18,490)	(21,741)
(858)	—	—	—	(1,449)	—	—	—
(93,055,770)	(61,071,195)	(17,186,601)	(13,320,892)	(48,355,024)	(32,103,165)	(66,839)	(28,808)

(424,308,517)	(289,215,979)	(54,439,959)	(40,025,116)	(145,422,782)	(92,446,036)	(6,818,326)	(9,308,009)

(424,308,517)	(289,215,979)	(55,919,660)	(40,025,116)	(145,422,782)	(92,446,036)	(7,193,464)	(9,968,237)

632,304,968	895,531,427	52,168,818	134,173,170	122,624,914	211,673,572	7,526,156	11,133,101
408,459,675	278,270,487	53,690,386	38,395,611	144,047,378	91,028,425	6,960,461	9,642,148
(501,935,974)	(825,802,905)	(61,281,253)	(121,433,682)	(125,280,173)	(251,657,714)	(7,259,245)	(13,217,198)

538,828,669	347,999,009	44,577,951	51,135,099	141,392,119	51,044,283	7,227,372	7,558,051

396,953,519	633,300,219	18,945,484	64,206,227	28,203,639	73,244,843	3,079,643	3,790,218

4,355,089,005	3,721,788,786	493,070,629	428,864,402	930,556,943	857,312,100	72,998,148	69,207,930

$4,752,042,524	$4,355,089,005	$512,016,113	$493,070,629	$958,760,582	$930,556,943	$76,077,791	$72,998,148

$(5,041,381)	$—	$(706,364)	$446,089	$(2,696,391)	$(5,988)	$298,912	$349,094

The accompanying notes are an integral part of these financial statements.

125

Hartford Funds – Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

	The Hartford SmallCap Growth Fund		The Hartford Value Opportunities Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$176,849	$(2,525,339)	$1,694,888	$2,312,930
Net realized gain (loss) on investments and foreign currency transactions	43,891,846	34,489,381	14,563,180	52,309,127
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	26,065,502	16,020,575	(121,877)	(31,261,613)

Net Increase (Decrease) in Net Assets Resulting from Operations	70,134,197	47,984,617	16,136,191	23,360,444

Distributions to Shareholders:
From net investment income
Class A	—	—	(1,586,036)	(539,189)
Class C	—	—	(73,183)	—
Class I	—	—	(411,176)	(62,002)
Class R3	—	—	(17,676)	(5,573)
Class R4	—	—	(93,078)	(37,182)
Class R5	—	—	(22,409)	(12,015)
Class Y	—	—	(18,003)	(9,555)

Total from net investment income	—	—	(2,221,561)	(665,516)

From net realized gain on investments
Class A	(10,378,573)	(16,173,027)	(16,110,192)	—
Class B	(136,204)	(370,441)	(287,477)	—
Class C	(2,398,611)	(2,972,321)	(2,411,601)	—
Class I	(5,567,530)	(5,150,957)	(2,996,924)	—
Class R3	(438,934)	(614,561)	(296,248)	—
Class R4	(2,115,375)	(1,380,290)	(882,937)	—
Class R5	(2,053,035)	(539,105)	(178,838)	—
Class R6	(409)	—	—	—
Class Y	(9,827,589)	(8,596,000)	(125,553)	—

Total from net realized gain on investments	(32,916,260)	(35,796,702)	(23,289,770)	—

Total distributions	(32,916,260)	(35,796,702)	(25,511,331)	(665,516)

Capital Share Transactions:
Sold	387,650,602	374,600,255	16,524,328	113,944,029
Issued in merger	—	—	—	171,919,133
Issued on reinvestment of distributions	30,936,318	34,386,103	24,146,676	654,118
Redeemed	(151,953,598)	(197,615,600)	(53,719,506)	(121,783,239)

Net increase (decrease) from capital share transactions	266,633,322	211,370,758	(13,048,502)	164,734,041

Net Increase (Decrease) in Net Assets	303,851,259	223,558,673	(22,423,642)	187,428,969

Net Assets:
Beginning of period	710,037,573	486,478,900	340,232,480	152,803,511

End of period	$1,013,888,832	$710,037,573	$317,808,838	$340,232,480

Undistributed (distributions in excess of) net investment income	$176,849	$—	$1,694,939	$2,221,612

The accompanying notes are an integral part of these financial statements.

126

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements

April 30, 2015

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies” and each a “Company”) are each an open-end management investment company comprised of forty-two and four series, respectively, as of April 30, 2015. The financial statements for certain other series of the Companies are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (formerly The Hartford Disciplined Equity Fund) (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Small/Mid Cap Equity Fund (the “Small/Mid Cap Equity Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford SmallCap Growth Fund (the “SmallCap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund offers Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares. Effective November 7, 2014, Capital Appreciation Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Company Fund and SmallCap Growth Fund began offering Class R6 shares. Effective March 31, 2015, Core Equity Fund began offering Class I and Class R6 shares and Small/Mid Cap Equity Fund began offering Class I shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class R3, R4, R5 and R6 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in

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accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of each Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Funds may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Funds may use fair valuation in regard to fixed income investments when the Funds hold defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

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April 30, 2015

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include the Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of the Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, the Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

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April 30, 2015

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

f)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Funds’ shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts note).

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April 30, 2015

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Funds or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of April 30, 2015.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Certain Funds may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by each Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Funds to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

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April 30, 2015

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of April 30, 2015.

b)	Futures Contracts – Each Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. Each Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased option contracts as of April 30, 2015. The Funds had no outstanding written option contracts as of April 30, 2015. There were no transactions involving written option contracts during the six-month period ended April 30, 2015.

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April 30, 2015

d)	Additional Derivative Instrument Information:

Capital Appreciation Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$308,208	$—	$—	$—	$—	$308,208

Total	$—	$308,208	$—	$—	$—	$—	$308,208

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$12,078,803	$—	$—	$—	$—	$12,078,803

Total	$—	$12,078,803	$—	$—	$—	$—	$12,078,803

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$73,701,092	$—	$—	$—	$—	$73,701,092

Total	$—	$73,701,092	$—	$—	$—	$—	$73,701,092

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(38,069,909)	$—	$—	$—	$—	$(38,069,909)

Total	$—	$(38,069,909)	$—	$—	$—	$—	$(38,069,909)

Core Equity Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Liabilities:
Unrealized depreciation on futures contracts(1)	$—	$—	$—	$28,080	$—	$—	$28,080

Total	$—	$—	$—	$28,080	$—	$—	$28,080

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

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April 30, 2015

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$—	$—	$—	$42,716	$—	$—	$42,716

Total	$—	$—	$—	$42,716	$—	$—	$42,716

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$—	$—	$—	$(239,681)	$—	$—	$(239,681)

Total	$—	$—	$—	$(239,681)	$—	$—	$(239,681)

Dividend and Growth Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(989)	$—	$—	$—	$—	$(989)

Total	$—	$(989)	$—	$—	$—	$—	$(989)

Equity Income Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$56,581	$—	$—	$—	$—	$56,581

Total	$—	$56,581	$—	$—	$—	$—	$56,581

Growth Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$6,099	$—	$—	$—	$—	$6,099

Total	$—	$6,099	$—	$—	$—	$—	$6,099

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

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April 30, 2015

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$191,933	$—	$—	$—	$—	$191,933

Total	$—	$191,933	$—	$—	$—	$—	$191,933

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$6,099	$—	$—	$—	$—	$6,099

Total	$—	$6,099	$—	$—	$—	$—	$6,099

Healthcare Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,871	$—	$—	$—	$—	$1,871

Total	$—	$1,871	$—	$—	$—	$—	$1,871

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,156	$—	$—	$—	$—	$3,156

Total	$—	$3,156	$—	$—	$—	$—	$3,156

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$1,318,903	$—	$—	$—	$—	$1,318,903

Total	$—	$1,318,903	$—	$—	$—	$—	$1,318,903

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(698,754)	$—	$—	$—	$—	$(698,754)

Total	$—	$(698,754)	$—	$—	$—	$—	$(698,754)

MidCap Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$25,998	$—	$—	$—	$—	$25,998

Total	$—	$25,998	$—	$—	$—	$—	$25,998

135

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

MidCap Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$37	$—	$—	$—	$—	$37

Total	$—	$37	$—	$—	$—	$—	$37

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$73	$—	$—	$—	$—	$73

Total	$—	$73	$—	$—	$—	$—	$73

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$28,617	$—	$—	$—	$—	$28,617

Total	$—	$28,617	$—	$—	$—	$—	$28,617

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(3,142)	$—	$—	$—	$—	$(3,142)

Total	$—	$(3,142)	$—	$—	$—	$—	$(3,142)

Small Company Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(2,312)	$—	$—	$—	$—	$(2,312)

Total	$—	$(2,312)	$—	$—	$—	$—	$(2,312)

Small/Mid Cap Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(8)	$—	$—	$—	$—	$(8)

Total	$—	$(8)	$—	$—	$—	$—	$(8)

136

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$100,788	$—	$—	$—	$—	$100,788

Total	$—	$100,788	$—	$—	$—	$—	$100,788

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$712,723	$—	$—	$—	$—	$712,723

Total	$—	$712,723	$—	$—	$—	$—	$712,723

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$2,749,860	$—	$—	$—	$—	$2,749,860

Total	$—	$2,749,860	$—	$—	$—	$—	$2,749,860

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(804,586)	$—	$—	$—	$—	$(804,586)

Total	$—	$(804,586)	$—	$—	$—	$—	$(804,586)

e)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Capital Appreciation Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	308,208	(12,078,803)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	308,208	(12,078,803)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	308,208	(12,078,803)

137

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Notes to Financial Statements – (continued)

April 30, 2015

Capital Appreciation Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	55,516	(55,516)	—	—	—
Goldman Sachs & Co.	91,041	(23,138)	—	—	67,903
HSBC Bank USA	5,903	(2,697)	—	—	3,206
RBS Greenwich Capital	152,898	(152,898)	—	—	—
Toronto-Dominion Bank	206	—	—	—	206
Westpac International	2,644	(2,644)	—	—	—

Total	308,208	(236,893)	—	—	71,315

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays	(74,735)	—	—	—	(74,735)
BNP Paribas Securities Services	(60,206)	—	—	—	(60,206)
Deutsche Bank Securities, Inc.	(1,430,237)	55,516	—	—	(1,374,721)
Goldman Sachs & Co.	(23,138)	23,138	—	—	—
HSBC Bank USA	(2,697)	2,697	—	—	—
JP Morgan Chase & Co.	(1,432,340)	—	—	—	(1,432,340)
National Australia Bank Limited	(4,372,743)	—	—	—	(4,372,743)
RBS Greenwich Capital	(4,676,873)	152,898	—	—	(4,523,975)
Westpac International	(5,834)	2,644	—	—	(3,190)

Total	(12,078,803)	236,893	—	—	(11,841,910)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Core Equity Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	—	(28,080)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	—	(28,080)

Derivatives not subject to a MNA	—	28,080

Healthcare Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	1,871	(3,156)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,871	(3,156)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	1,871	(3,156)

Healthcare Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Toronto-Dominion Bank	240	—	—	—	240
UBS AG	7	—	—	—	7
Westpac International	1,624	—	—	—	1,624

Total	1,871	—	—	—	1,871

138

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Deutsche Bank Securities, Inc.	(2,652)	—	—	—	(2,652)
Morgan Stanley	(504)	—	—	—	(504)

Total	(3,156)	—	—	—	(3,156)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

MidCap Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Derivatives not subject to a master netting agreement or similar agreements (“MNA”)	—	—

MidCap Value Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	37	(73)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	37	(73)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	37	(73)

MidCap Value Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Westpac International	37	—	—	—	37

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Commonwealth Bank of Australia	(48)	—	—	—	(48)
Deutsche Bank Securities, Inc.	(25)	—	—	—	(25)

Total	(73)	—	—	—	(73)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Growth Opportunities Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	6,099	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	6,099	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	6,099	—

Growth Opportunities Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Deutsche Bank Securities, Inc.	1,832	—	—	—	1,832
HSBC Bank USA	4,267	—	—	—	4,267

Total	6,099	—	—	—	6,099

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

139

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Notes to Financial Statements – (continued)

April 30, 2015

Value Opportunities Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	100,788	(712,723)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	100,788	(712,723)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	100,788	(712,723)

Value Opportunities Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Goldman Sachs & Co.	35,550	—	—	—	35,550
RBS Greenwich Capital	65,238	(65,238)	—	—	—

Total	100,788	(65,238)	—	—	35,550

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Barclays	(29,193)	—	—	—	(29,193)
BNP Paribas Securities Services	(21,739)	—	—	—	(21,739)
Deutsche Bank Securities, Inc.	(15,959)	—	—	—	(15,959)
JP Morgan Chase & Co.	(16,068)	—	—	—	(16,068)
Morgan Stanley	(932)	—	—	—	(932)
National Australia Bank Limited	(292,012)	—	—	—	(292,012)
RBS Greenwich Capital	(336,820)	65,238	—	—	(271,582)

Total	(712,723)	65,238	—	—	(647,485)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Certain derivatives held by Capital Appreciation Fund, as of April 30, 2015, are not subject to a master netting arrangement and are excluded from the table above.

5.	Principal Risks:

Certain Funds may be exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension, foreign currency and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

140

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income for the Year Ended October 31, 2014	Long-Term Capital Gains for the Year Ended October 31, 2014(1)	Ordinary Income for the Year Ended October 31, 2013	Long-Term Capital Gains for the Year Ended October 31, 2013(1)
Capital Appreciation Fund	$35,205,562	$489,231,763	$82,638,906	$—
Core Equity Fund	$340,114	$—	$919,901	$—
Dividend and Growth Fund	$151,445,736	$455,772,221	$115,132,105	$109,603,028
Equity Income Fund	$70,154,139	$94,333,683	$44,364,421	$26,528,316
Growth Opportunities Fund	$—	$103,085,097	$—	$—
Healthcare Fund	$—	$—	$—	$—
MidCap Fund	$35,485,555	$253,730,424	$4,331,069	$185,811,232
MidCap Value Fund	$—	$40,025,116	$3,467,610	$465,392
Small Company Fund	$33,923,886	$58,522,150	$—	$44,886,137
Small/Mid Cap Equity Fund	$4,287,299	$5,680,937	$854,994	$—
SmallCap Growth Fund	$11,810,397	$23,986,308	$—	$—
Value Opportunities Fund	$665,516	$—	$1,625,003	$—

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

141

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses		Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$815,315,618	2,237,414,555	$—		846,271,362	3,899,001,535
Core Equity Fund	$90,262	2,104,992	$—		31,299,993	33,495,247
Dividend and Growth Fund	$56,737,509	629,491,691	$(32,946,759	)(1)	2,341,791,317	2,995,073,758
Equity Income Fund	$15,727,003	91,942,841	$—		800,085,009	907,754,853
Growth Opportunities Fund	$160,898,945	503,358,741	$—		421,421,354	1,085,679,040
Healthcare Fund	$—	71,459,607	$(3,935,656	)(1)	323,704,071	391,228,022
MidCap Fund	$51,668,231	372,647,986	$—		1,089,501,490	1,513,817,707
MidCap Value Fund	$5,050,090	50,443,794	$(1,837,818	)(1)	85,460,065	139,116,131
Small Company Fund	$31,734,983	113,490,762	$—		135,025,802	280,251,547
Small/Mid Cap Equity Fund	$765,225	6,427,770	$(5,583,511	)(1)	8,397,324	10,006,808
SmallCap Growth Fund	$1,325,751	31,590,831	$—		98,043,681	130,960,263
Value Opportunities Fund	$2,221,612	23,291,387	$(6,147,616	)(1)	15,941,772	35,307,155

(1)	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	—	(6,232,616)	6,232,616
Core Equity Fund	—	2,611	(2,611)
Dividend and Growth Fund	—	(180,938)	180,938
Equity Income Fund	—	(98,934)	98,934
Growth Opportunities Fund	(396)	13,740,959	(13,740,563)
Healthcare Fund	(2,117,503)	1,957,614	159,889
MidCap Fund	82,950	19,613,657	(19,696,607)
MidCap Value Fund	—	(201,923)	201,923
Small Company Fund	—	7,812,001	(7,812,001)
Small/Mid Cap Equity Fund	—	25,061	(25,061)
SmallCap Growth Fund	—	2,586,828	(2,586,828)
Value Opportunities Fund	—	(91,119)	91,119

e)

Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire

142

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Notes to Financial Statements – (continued)

April 30, 2015

unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration
Fund	2015	2016	2017
Capital Appreciation Fund	$—	$—	$—
Core Equity Fund	$—	$—	$—
Dividend and Growth Fund	$13,936,043	$19,010,716	$—
Equity Income Fund	$—	$—	$—
Growth Opportunities Fund	$—	$—	$—
Healthcare Fund	$—	$—	$—
MidCap Fund	$—	$—	$—
MidCap Value Fund	$918,909	$918,909	$—
Small Company Fund	$—	$—	$—
Small/Mid Cap Equity Fund	$—	$—	$5,583,511
SmallCap Growth Fund	$—	$—	$—
Value Opportunities Fund	$—	$—	$6,147,616

As a result of mergers involving the Dividend and Growth Fund, MidCap Value Fund, Small/Mid Cap Equity Fund and Value Opportunities Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2014, the Core Equity Fund, Dividend and Growth Fund, Healthcare Fund, MidCap Value Fund, Small/Mid Cap Equity Fund and Value Opportunities Fund utilized $23,914,523, $19,010,716, $12,171,885, $918,908, $1,861,170, $28,343,797 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with each Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

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Management Fee Rates
Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

Midcap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small/Mid Cap Equity Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

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Management Fee Rates
SmallCap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

Prior to March 1, 2015, the Core Equity Fund paid the following rates to the investment manager for investment management services rendered:

Management Fee Rates
Core Equity Fund	0.7500% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Capital Appreciation Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Core Equity Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Dividend and Growth Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Equity Income Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Growth Opportunities Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Healthcare Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Midcap Fund	0.012% on first $5 billion and;
0.010% over $5 billion

MidCap Value Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

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April 30, 2015

Accounting Services Fee Rates
Small Company Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Small/Mid Cap Equity Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

SmallCap Growth Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Value Opportunities Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA
Core Equity Fund	0.79%	1.54%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%
Dividend and Growth Fund	1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA
Equity Income Fund	1.25%	2.00%*	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%
MidCap Fund	1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	0.85%	NA
MidCap Value Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%
Small Company Fund	1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%
Small/Mid Cap Equity Fund	1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%
SmallCap Growth Fund	1.40%	2.15%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%
Value Opportunities Fund	1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%

*	The reduction in amounts charged in connection with the Equity Income Fund’s Class B Distribution and Service Plan (12b-1) fees that took effect July 1, 2013, in order to comply with applicable FINRA rules, caused the limit on net operating expenses attributable to the Equity Income Fund’s Class B shares to be, effectively, 1.25%.

From November 1, 2014 through February 28, 2015, the investment manager contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Core Equity Fund	1.35%	2.10%	2.10%	NA	1.50%	1.20%	0.90%	NA	0.85%
Growth Opportunities Fund	1.19%	2.05%	2.05%	0.92%	1.45%	1.15%	0.85%	NA	0.85%
Value Opportunities Fund	1.22%	1.92%	1.92%	1.00%	1.45%	1.15%	0.85%	NA	0.80%

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d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended April 30, 2015, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	1.07%	1.95%	1.80%	0.80%	1.40%	1.09%	0.79%	0.71%	0.69%
Core Equity Fund	1.09%	1.91%	1.79%	0.54%	1.35%	1.01%	0.54%	0.45%	0.64%
Dividend and Growth Fund	1.01%	1.94%	1.75%	0.80%	1.35%	1.04%	0.74%	0.64%	0.64%
Equity Income Fund	1.02%	1.15%	1.74%	0.77%	1.36%	1.06%	0.76%	0.68%	0.66%
Growth Opportunities Fund	1.11%	2.03%	1.85%	0.90%	1.45%	1.14%	0.84%	0.75%	0.74%
Healthcare Fund	1.27%	2.15%	2.00%	1.01%	1.61%	1.31%	1.02%	—	0.91%
MidCap Fund	1.13%	2.03%	1.86%	0.90%	1.46%	1.16%	0.85%	0.76%	0.75%
MidCap Value Fund	1.24%	2.10%	1.96%	0.94%	1.52%	1.21%	0.92%	—	0.81%
Small Company Fund	1.34%	2.13%	2.02%	1.12%	1.53%	1.24%	0.95%	0.84%	0.84%
Small/Mid Cap Equity Fund	1.30%	2.05%	2.05%	0.93%	1.50%	1.20%	0.90%	—	0.85%
SmallCap Growth Fund	1.20%	2.06%	1.90%	0.90%	1.48%	1.16%	0.86%	0.76%	0.76%
Value Opportunities Fund	1.21%	1.97%	1.92%	0.92%	1.47%	1.16%	0.87%	—	0.79%

e)	Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect wholly owned subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$3,110,093	$44,705
Core Equity Fund	352,940	941
Dividend and Growth Fund	3,685,623	30,363
Equity Income Fund	2,588,820	52,645
Growth Opportunities Fund	1,819,922	12,609
Healthcare Fund	3,622,147	12,387
MidCap Fund	2,406,752	20,594
MidCap Value Fund	339,493	1,794
Small Company Fund	430,930	801
Small/Mid Cap Equity Fund	41,812	736
SmallCap Growth Fund	190,516	7,348
Value Opportunities Fund	182,404	50,057

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HFD) for activities intended to result in the sale and distribution of Class A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of each Fund provides for payment of a Rule 12b-1 fee of 0.25% of average daily net assets. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class B Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker/dealers for

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April 30, 2015

distribution and/or shareholder account services. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, each Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% of average daily net assets and Class R4 shares have a distribution fee of 0.25% of average daily net assets. For Class R3 and R4 shares, some or the entire fee may be remitted to broker/dealers for distribution and/or shareholder account services. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as each Company’s Board of Directors may determine.

f)	Other Related Party Transactions – Certain officers of each Fund are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period April 30, 2015, a portion of each Fund’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

	Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Capital Appreciation Fund	—	—	—	—	—	—	—	100%	—
Core Equity Fund	—	—	—	12%	—	7%	1%	100%	—
Dividend and Growth Fund	—	—	—	—	—	—	—	100%	—
Equity Income Fund	—	—	—	—	—	—	—	—	—
Growth Opportunities Fund	—	—	—	—	—	—	—	—	—
Healthcare Fund	—	—	—	—	—	—	—	—	—
MidCap Fund	—	—	—	—	—	—	—	1%	—
MidCap Value Fund	—	—	—	—	—	—	—	—	—
Small Company Fund	—	—	—	—	—	—	—	100%	—
Small/Mid Cap Equity Fund	—	—	—	100%	—	36%	84%	—	19%
SmallCap Growth Fund	—	—	—	—	—	—	—	100%	—
Value Opportunities Fund	—	—	—	—	—	—	6%	—	12%

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April 30, 2015

Percentage of Fund:

	Class A	Class B	Class C	Class I		Class R3	Class R4		Class R5		Class R6		Class Y
Capital Appreciation Fund	—	—	—	—		—	—		—		—	%*	—
Core Equity Fund	—	—	—	—	%*	—	—	%*	—	%*	—	%*	—
Dividend and Growth Fund	—	—	—	—		—	—		—		—	%*	—
Equity Income Fund	—	—	—	—		—	—		—		—		—
Growth Opportunities Fund	—	—	—	—		—	—		—		—		—
Healthcare Fund	—	—	—	—		—	—		—		—		—
MidCap Fund	—	—	—	—		—	—		—		—	%*	—
MidCap Value Fund	—	—	—	—		—	—		—		—		—
Small Company Fund	—	—	—	—		—	—		—		—	%*	—
Small/Mid Cap Equity Fund	—	—	—	—	%*	—	—	%*	—	%*	—		—	%*
SmallCap Growth Fund	—	—	—	—		—	—		—		—	%*	—
Value Opportunities Fund	—	—	—	—		—	—		—	%*	—		—	%*

*	Percentage rounds to zero.

As of April 30, 2015, the following Fund’s shares were owned in aggregate by affiliated fund of funds. Therefore, the following Funds may experience relatively large purchases or redemptions of its shares from these affiliated fund of funds. Affiliated fund of funds owned shares in the following Funds as follows:

Capital Appreciation Fund	6%
Dividend and Growth Fund	9%
MidCap Fund	1%
MidCap Value Fund	16%
Small Company Fund	8%

9.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$4,692,395,522	$5,596,215,655
Core Equity Fund	$99,208,717	$24,864,395
Dividend and Growth Fund	$1,014,564,162	$1,153,479,893
Equity Income Fund	$438,834,459	$495,053,152
Growth Opportunities Fund	$2,156,779,901	$2,039,938,403
Healthcare Fund	$392,520,587	$206,247,283
MidCap Fund	$944,725,612	$753,396,356
MidCap Value Fund	$77,690,522	$88,488,346
Small Company Fund	$476,734,014	$471,933,266
Small/Mid Cap Equity Fund	$31,905,495	$31,557,114
SmallCap Growth Fund	$618,557,446	$373,332,449
Value Opportunities Fund	$93,006,244	$125,226,142

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April 30, 2015

	Cost of Purchases Including U.S. Government Obligations	Sales Proceeds Including U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	$—	$—
Dividend and Growth Fund	$—	$—
Equity Income Fund	$—	$—
Growth Opportunities Fund	$—	$—
Healthcare Fund	$—	$—
MidCap Fund	$—	$—
MidCap Value Fund	$—	$—
Small Company Fund	$—	$—
Small/Mid Cap Equity Fund	$—	$—
SmallCap Growth Fund	$—	$—
Value Opportunities Fund	$—	$—

	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$4,692,395,522	$5,596,215,655
Core Equity Fund	$99,208,717	$24,864,395
Dividend and Growth Fund	$1,014,564,162	$1,153,479,893
Equity Income Fund	$438,834,459	$495,053,152
Growth Opportunities Fund	$2,156,779,901	$2,039,938,403
Healthcare Fund	$392,520,587	$206,247,283
MidCap Fund	$944,725,612	$753,396,356
MidCap Value Fund	$77,690,522	$88,488,346
Small Company Fund	$476,734,014	$471,933,266
Small/Mid Cap Equity Fund	$31,905,495	$31,557,114
SmallCap Growth Fund	$618,557,446	$373,332,449
Value Opportunities Fund	$93,006,244	$125,226,142

For the six-month period ended April 30, 2015, the The Hartford MidCap Fund engaged in security transactions with other affiliated portfolios. These amounted to $750,98,511 in sales of investments, which are included above.

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Capital Appreciation Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,094,183	$199,829,333	8,625,883	$407,298,740
Shares Issued for Reinvested Dividends	39,450,052	1,435,297,948	5,419,060	244,199,527
Shares Redeemed	(13,109,554)	(516,286,738)	(23,671,036)	(1,128,909,609)
Shares converted (from) Class B into Class A	282,431	11,097,278	476,968	22,595,607

Net Increase (Decrease)	31,717,112	1,129,937,821	(9,149,125)	(454,815,735)

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	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class B
Shares Sold	119,641	$3,610,581	67,480	$2,714,689
Shares Issued for Reinvested Dividends	2,401,841	71,262,614	411,879	16,080,318
Shares Redeemed	(1,950,603)	(63,341,576)	(3,167,837)	(127,305,402)
Shares converted (from) Class B into Class A	(343,719)	(11,097,278)	(476,968)	(22,595,607)

Net Increase (Decrease)	227,160	434,341	(3,165,446)	(131,106,002)

Class C
Shares Sold	3,377,773	$106,298,202	2,904,865	$119,458,040
Shares Issued for Reinvested Dividends	16,774,258	504,737,911	1,984,107	78,117,581
Shares Redeemed	(6,013,783)	(196,339,893)	(6,659,166)	(276,322,772)

Net Increase (Decrease)	14,138,248	414,696,220	(1,770,194)	(78,747,151)

Class I
Shares Sold	4,705,104	$180,259,612	10,755,217	$517,315,617
Shares Issued for Reinvested Dividends	8,069,183	295,017,658	942,914	42,645,036
Shares Redeemed	(9,463,954)	(387,787,065)	(11,342,911)	(538,919,836)

Net Increase (Decrease)	3,310,333	87,490,205	355,220	21,040,817

Class R3
Shares Sold	190,595	$8,174,852	330,192	$16,496,943
Shares Issued for Reinvested Dividends	817,356	31,974,965	105,440	5,009,680
Shares Redeemed	(427,536)	(18,287,736)	(590,090)	(29,498,175)

Net Increase (Decrease)	580,415	21,862,081	(154,458)	(7,991,552)

Class R4
Shares Sold	392,673	$16,942,854	845,553	$43,086,686
Shares Issued for Reinvested Dividends	1,055,199	42,295,276	144,022	6,980,690
Shares Redeemed	(702,456)	(31,013,161)	(1,141,910)	(57,952,155)

Net Increase (Decrease)	745,416	28,224,969	(152,335)	(7,884,779)

Class R5
Shares Sold	62,874	$2,740,245	126,977	$6,505,471
Shares Issued for Reinvested Dividends	325,251	13,284,424	107,339	5,261,279
Shares Redeemed	(218,306)	(10,163,836)	(2,001,544)	(98,821,720)

Net Increase (Decrease)	169,819	5,860,833	(1,767,228)	(87,054,970)

Class R6(1)
Shares Sold	184	$10,000	—	$—
Shares Issued for Reinvested Dividends	58	2,380	—	—

Net Increase (Decrease)	242	12,380	—	—

Class Y
Shares Sold	934,202	$42,115,977	4,352,059	$222,763,886
Shares Issued for Reinvested Dividends	7,354,682	301,886,684	1,159,968	57,312,697
Shares Redeemed	(1,945,871)	(88,777,238)	(8,712,112)	(454,823,550)

Net Increase (Decrease)	6,343,013	255,225,423	(3,200,085)	(174,746,967)

Total Net Increase (Decrease)	57,231,758	$1,943,744,273	(19,003,651)	$(921,306,339)

(1)	Commenced operations on November 7, 2014.

151

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Core Equity Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,160,770	$49,589,700	982,895	$20,161,845
Shares Issued for Reinvested Dividends	76,842	1,686,680	16,164	318,454
Shares Redeemed	(713,727)	(16,403,792)	(775,246)	(15,793,999)
Shares converted (from) Class B into Class A	12,812	294,202	24,457	497,507

Net Increase (Decrease)	1,536,697	35,166,790	248,270	5,183,807

Class B
Shares Sold	6,850	$145,618	7,453	$141,185
Shares Issued for Reinvested Dividends	1,228	25,192	—	—
Shares Redeemed	(9,745)	(208,293)	(31,246)	(568,169)
Shares converted (from) Class B into Class A	(13,722)	(294,202)	(24,457)	(497,507)

Net Increase (Decrease)	(15,389)	(331,685)	(48,250)	(924,491)

Class C
Shares Sold	671,564	$14,321,846	210,063	$4,009,321
Shares Issued for Reinvested Dividends	13,706	280,427	—	—
Shares Redeemed	(92,964)	(1,983,437)	(117,258)	(2,232,449)

Net Increase (Decrease)	592,306	12,618,836	92,805	1,776,872

Class I(1)
Shares Sold	41,366	$971,569	—	$—

Net Increase (Decrease)	41,366	971,569	—	—

Class R3
Shares Sold	10,033	$228,979	18,552	$386,145
Shares Issued for Reinvested Dividends	185	4,137	32	653
Shares Redeemed	(4,584)	(105,709)	(14,370)	(292,115)

Net Increase (Decrease)	5,634	127,407	4,214	94,683

Class R4
Shares Sold	104,993	$2,492,832	28,984	$609,067
Shares Issued for Reinvested Dividends	930	20,981	—	—
Shares Redeemed	(13,282)	(315,333)	(53,546)	(1,031,391)

Net Increase (Decrease)	92,641	2,198,480	(24,562)	(422,324)

Class R5
Shares Sold	967,121	$22,962,403	5,933	$124,589
Shares Issued for Reinvested Dividends	684	15,632	72	1,455
Shares Redeemed	(15,022)	(356,266)	(59)	(1,274)

Net Increase (Decrease)	952,783	22,621,769	5,946	124,770

Class R6(1)
Shares Sold	425	$10,000	—	$—

Net Increase (Decrease)	425	10,000	—	—

152

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	329,166	$7,754,961	22,795	$479,965
Shares Issued for Reinvested Dividends	4,947	113,341	760	15,450
Shares Redeemed	(21,947)	(518,182)	(15,458)	(311,867)

Net Increase	312,166	7,350,120	8,097	183,548

Total Net Increase (Decrease)	3,518,629	$80,733,286	286,520	$6,016,865

(1)	Commenced operations on March 31, 2015.

Dividend and Growth Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,480,221	$166,019,891	11,659,648	$299,298,199
Shares Issued for Reinvested Dividends	13,839,260	341,642,546	11,232,653	273,099,349
Shares Redeemed	(9,144,028)	(234,474,945)	(20,080,459)	(516,963,184)
Shares converted (from) Class B into Class A	196,191	5,027,352	348,407	8,953,647

Net Increase (Decrease)	11,371,644	278,214,844	3,160,249	64,388,011

Class B
Shares Sold	29,974	$745,348	52,264	$1,307,336
Shares Issued for Reinvested Dividends	252,949	6,110,640	277,714	6,571,439
Shares Redeemed	(538,796)	(13,594,503)	(1,140,277)	(28,670,060)
Shares converted (from) Class B into Class A	(199,946)	(5,027,352)	(348,407)	(8,953,647)

Net Increase (Decrease)	(455,819)	(11,765,867)	(1,158,706)	(29,744,932)

Class C
Shares Sold	1,302,353	$32,454,099	2,088,970	$52,440,698
Shares Issued for Reinvested Dividends	1,684,735	40,434,158	1,228,157	29,000,306
Shares Redeemed	(1,252,375)	(31,210,739)	(2,228,882)	(56,060,830)

Net Increase (Decrease)	1,734,713	41,677,518	1,088,245	25,380,174

Class I
Shares Sold	5,538,389	$141,575,203	14,965,376	$385,018,785
Shares Issued for Reinvested Dividends	6,955,432	171,059,651	5,322,790	129,253,156
Shares Redeemed	(7,331,895)	(187,466,835)	(13,146,355)	(336,832,150)

Net Increase (Decrease)	5,161,926	125,168,019	7,141,811	177,439,791

Class R3
Shares Sold	382,660	$9,899,000	562,610	$14,514,768
Shares Issued for Reinvested Dividends	310,488	7,732,641	247,647	6,057,950
Shares Redeemed	(460,632)	(11,967,522)	(873,525)	(22,741,441)

Net Increase (Decrease)	232,516	5,664,119	(63,268)	(2,168,723)

Class R4
Shares Sold	860,570	$22,177,659	1,403,665	$36,330,043
Shares Issued for Reinvested Dividends	386,759	9,687,486	305,081	7,517,565
Shares Redeemed	(960,160)	(25,257,887)	(1,369,876)	(35,617,573)

Net Increase (Decrease)	287,169	6,607,258	338,870	8,230,035

153

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	1,735,296	$44,606,892	2,250,986	$57,855,856
Shares Issued for Reinvested Dividends	550,127	13,829,912	423,595	10,492,495
Shares Redeemed	(1,172,803)	(30,570,090)	(2,215,279)	(58,005,512)

Net Increase (Decrease)	1,112,620	27,866,714	459,302	10,342,839

Class R6(1)
Shares Sold	360	$10,000	—	$—
Shares Issued for Reinvested Dividends	36	911	—	—

Net Increase (Decrease)	396	10,911	—	—

Class Y
Shares Sold	2,711,523	$69,885,070	4,534,013	$117,995,001
Shares Issued for Reinvested Dividends	4,801,853	120,801,017	5,064,102	125,196,800
Shares Redeemed	(4,186,210)	(109,400,197)	(23,032,840)	(609,175,370)

Net Increase (Decrease)	3,327,166	81,285,890	(13,434,725)	(365,983,569)

Total Net Increase (Decrease)	22,772,331	$554,729,406	(2,468,222)	$(112,116,374)

(1)	Commenced operations on November 7, 2014.

Equity Income Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,721,394	$127,133,805	23,238,515	$423,849,390
Shares Issued for Reinvested Dividends	3,676,561	68,134,549	4,983,809	88,779,589
Shares Redeemed	(11,506,962)	(218,184,483)	(23,748,917)	(438,157,374)
Shares converted (from) Class B into Class A	23,685	450,597	53,280	977,733

Net Increase (Decrease)	(1,085,322)	(22,465,532)	4,526,687	75,449,338

Class B
Shares Sold	16,089	$302,170	58,251	$1,063,946
Shares Issued for Reinvested Dividends	37,153	688,019	65,589	1,163,587
Shares Redeemed	(242,489)	(4,595,324)	(457,814)	(8,395,917)
Shares converted (from) Class B into Class A	(23,674)	(450,597)	(53,277)	(977,733)

Net Increase (Decrease)	(212,921)	(4,055,732)	(387,251)	(7,146,117)

Class C
Shares Sold	2,695,295	$50,725,811	7,414,073	$134,841,474
Shares Issued for Reinvested Dividends	745,637	13,716,130	786,133	13,876,238
Shares Redeemed	(2,112,499)	(39,752,064)	(2,939,088)	(53,666,780)

Net Increase (Decrease)	1,328,433	24,689,877	5,261,118	95,050,932

Class I
Shares Sold	7,949,201	$149,896,699	23,321,858	$426,332,366
Shares Issued for Reinvested Dividends	1,732,519	32,006,232	1,901,806	33,880,207
Shares Redeemed	(8,949,168)	(168,465,907)	(14,128,755)	(258,879,321)

Net Increase (Decrease)	732,552	13,437,024	11,094,909	201,333,252

154

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	518,999	$9,796,429	1,013,431	$18,524,621
Shares Issued for Reinvested Dividends	102,910	1,906,639	121,119	2,155,113
Shares Redeemed	(356,046)	(6,733,328)	(758,718)	(13,899,908)

Net Increase (Decrease)	265,863	4,969,740	375,832	6,779,826

Class R4
Shares Sold	630,821	$12,001,737	1,317,623	$23,994,485
Shares Issued for Reinvested Dividends	125,278	2,326,709	164,095	2,930,535
Shares Redeemed	(644,941)	(12,293,466)	(1,114,276)	(20,669,404)

Net Increase (Decrease)	111,158	2,034,980	367,442	6,255,616

Class R5
Shares Sold	966,974	$18,467,109	2,276,360	$42,019,455
Shares Issued for Reinvested Dividends	168,304	3,140,160	195,011	3,501,393
Shares Redeemed	(893,107)	(17,035,274)	(1,708,762)	(31,262,501)

Net Increase (Decrease)	242,171	4,571,995	762,609	14,258,347

Class R6
Shares Sold	1,169	$22,330	—	$—
Shares Issued for Reinvested Dividends	21	381	—	—
Shares Redeemed	(21)	(397)	—	—

Net Increase (Decrease)	1,169	22,314	—	—

Class Y
Shares Sold	1,864,984	$35,519,280	4,719,873	$86,201,941
Shares Issued for Reinvested Dividends	466,452	8,718,037	504,532	9,099,684
Shares Redeemed	(1,401,770)	(26,821,946)	(2,248,974)	(41,733,023)

Net Increase	929,666	17,415,371	2,975,431	53,568,602

Total Net Increase (Decrease)	2,312,769	$40,620,037	24,976,777	$445,549,796

Growth Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,341,668	$131,160,346	2,906,970	$117,825,129
Issued in Merger	—	—	9,619,769	380,973,648
Shares Issued for Reinvested Dividends	7,036,742	255,996,603	980,734	37,199,254
Shares Redeemed	(2,997,445)	(118,069,275)	(4,766,831)	(194,247,986)
Shares converted (from) Class B into Class A	30,994	1,227,286	68,080	2,766,967

Net Increase (Decrease)	7,411,959	270,314,960	8,808,722	344,517,012

Class B
Shares Sold	32,793	$897,455	16,334	$2,017,943
Issued in Merger	—	—	145,287	4,455,206
Shares Issued for Reinvested Dividends	167,713	4,395,762	35,380	1,041,600
Shares Redeemed	(116,462)	(3,359,408)	(267,607)	(7,801,880)
Shares converted (from) Class B into Class A	(42,747)	(1,227,286)	(68,080)	(2,766,967)

Net Increase (Decrease)	41,297	706,523	(138,686)	(3,054,098)

155

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,850,193	$52,463,187	1,147,608	$39,602,224
Issued in Merger	—	—	1,244,047	38,336,418
Shares Issued for Reinvested Dividends	1,801,666	47,618,034	241,727	7,150,297
Shares Redeemed	(893,834)	(25,753,581)	(993,424)	(31,429,150)

Net Increase (Decrease)	2,758,025	74,327,640	1,639,958	53,659,789

Class I
Shares Sold	10,181,962	$409,576,089	9,661,043	$398,434,498
Issued in Merger	—	—	5,900,903	239,063,272
Shares Issued for Reinvested Dividends	6,332,967	237,296,256	922,669	35,771,876
Shares Redeemed	(7,382,965)	(300,807,913)	(10,441,007)	(434,021,508)

Net Increase (Decrease)	9,131,964	346,064,432	6,043,608	239,248,138

Class R3
Shares Sold	189,733	$7,589,914	192,558	$7,907,601
Issued in Merger	—	—	28,006	1,123,623
Shares Issued for Reinvested Dividends	133,408	4,918,740	23,145	890,165
Shares Redeemed	(100,682)	(3,955,956)	(202,397)	(8,362,311)

Net Increase (Decrease)	222,459	8,552,698	41,312	1,559,078

Class R4
Shares Sold	189,121	$7,800,330	249,812	$10,659,171
Issued in Merger	—	—	87,171	3,580,566
Shares Issued for Reinvested Dividends	215,215	8,182,472	37,995	1,494,710
Shares Redeemed	(139,283)	(5,739,641)	(325,362)	(13,752,273)

Net Increase (Decrease)	265,053	10,243,161	49,616	1,982,174

Class R5
Shares Sold	230,192	$9,679,149	2,186,606	$88,505,755
Issued in Merger	—	—	1,474	61,745
Shares Issued for Reinvested Dividends	437,027	17,052,786	19,015	761,916
Shares Redeemed	(245,383)	(10,530,910)	(485,186)	(20,905,043)

Net Increase (Decrease)	421,836	16,201,025	1,721,909	68,424,373

Class R6(1)
Shares Sold	212	$10,000	—	$—
Shares Issued for Reinvested Dividends	42	1,642	—	—

Net Increase (Decrease)	254	11,642	—	—

Class Y
Shares Sold	536,655	$23,058,013	154,439	$3,980,085
Issued in Merger	—	—	134,279	5,662,605
Shares Issued for Reinvested Dividends	283,158	11,147,947	51,249	2,066,852
Shares Redeemed	(105,947)	(4,530,651)	(290,656)	(12,377,728)

Net Increase	713,866	29,675,309	49,311	(668,186)

Total Net Increase (Decrease)	20,966,713	$756,097,390	18,215,750	$705,668,280

(1)	Commenced operations on November 7, 2014.

156

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Healthcare Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,341,440	$164,810,744	4,246,090	$138,256,714
Shares Issued for Reinvested Dividends	1,147,667	40,592,988	—	—
Shares Redeemed	(1,387,279)	(52,148,370)	(2,729,598)	(87,391,866)
Shares converted (from) Class B into Class A	24,138	931,638	43,286	1,398,567

Net Increase (Decrease)	4,125,966	154,187,000	1,559,778	52,263,415

Class B
Shares Sold	20,253	$662,143	14,050	$397,992
Shares Issued for Reinvested Dividends	23,436	721,123	—	—
Shares Redeemed	(101,704)	(3,366,503)	(210,249)	(5,915,820)
Shares converted (from) Class B into Class A	(27,758)	(931,638)	(43,286)	(1,398,567)

Net Increase (Decrease)	(85,773)	(2,914,875)	(239,485)	(6,916,395)

Class C
Shares Sold	1,869,241	$62,311,885	1,431,513	$41,553,037
Shares Issued for Reinvested Dividends	398,445	12,359,998	—	—
Shares Redeemed	(367,006)	(12,201,395)	(645,576)	(18,640,173)

Net Increase (Decrease)	1,900,680	62,470,488	785,937	22,912,864

Class I
Shares Sold	1,717,010	$67,007,577	1,778,835	$59,336,290
Shares Issued for Reinvested Dividends	224,482	8,182,379	—	—
Shares Redeemed	(474,348)	(18,356,021)	(873,492)	(29,299,650)

Net Increase (Decrease)	1,467,144	56,833,935	905,343	30,036,640

Class R3
Shares Sold	456,745	$17,700,601	533,680	$17,903,759
Shares Issued for Reinvested Dividends	76,789	2,793,593	—	—
Shares Redeemed	(205,528)	(7,835,595)	(318,871)	(10,684,655)

Net Increase (Decrease)	328,006	12,658,599	214,809	7,219,104

Class R4
Shares Sold	322,628	$12,907,618	350,389	$11,950,638
Shares Issued for Reinvested Dividends	51,929	1,946,281	—	—
Shares Redeemed	(89,897)	(3,593,373)	(187,783)	(6,312,601)

Net Increase (Decrease)	284,660	11,260,526	162,606	5,638,037

Class R5
Shares Sold	80,384	$3,312,747	55,603	$1,951,139
Shares Issued for Reinvested Dividends	4,336	166,891	—	—
Shares Redeemed	(28,525)	(1,170,626)	(38,798)	(1,337,288)

Net Increase (Decrease)	56,195	2,309,012	16,805	613,851

Class Y
Shares Sold	44,205	$1,804,769	93,800	$3,294,919
Shares Issued for Reinvested Dividends	9,967	386,236	—	—
Shares Redeemed	(15,960)	(648,598)	(74,555)	(2,623,740)

Net Increase	38,212	1,542,407	19,245	671,179

Total Net Increase (Decrease)	8,115,090	$298,347,092	3,425,038	$112,438,695

157

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

MidCap Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,430,259	$141,993,024	7,669,202	$201,602,782
Shares Issued for Reinvested Dividends	7,470,845	181,840,371	5,885,537	141,547,169
Shares Redeemed	(4,593,701)	(119,372,981)	(16,536,000)	(435,627,486)
Shares converted (from) Class B into Class A	38,605	1,008,552	81,927	2,154,024

Net Increase (Decrease)	8,346,008	205,468,966	(2,899,334)	(90,323,511)

Class B
Shares Sold	17,754	$352,348	49,069	$1,025,291
Shares Issued for Reinvested Dividends	187,726	3,502,970	159,556	3,057,100
Shares Redeemed	(122,999)	(2,471,273)	(358,234)	(7,023,548)
Shares converted (from) Class B into Class A	(50,204)	(1,008,552)	(81,927)	(2,154,024)

Net Increase (Decrease)	32,277	375,493	(231,536)	(5,095,181)

Class C
Shares Sold	2,838,653	$58,568,910	3,285,184	$70,121,656
Shares Issued for Reinvested Dividends	3,259,674	62,553,351	2,159,468	42,325,578
Shares Redeemed	(1,853,311)	(38,210,027)	(3,187,180)	(67,841,246)

Net Increase (Decrease)	4,245,016	82,912,234	2,257,472	44,605,988

Class I
Shares Sold	4,910,104	$129,592,967	11,260,304	$303,600,378
Shares Issued for Reinvested Dividends	2,049,424	50,702,742	820,991	19,982,925
Shares Redeemed	(2,189,821)	(57,807,414)	(2,967,374)	(78,600,420)

Net Increase (Decrease)	4,769,707	122,488,295	9,113,921	244,982,883

Class R3
Shares Sold	560,892	$16,107,988	511,275	$14,734,623
Shares Issued for Reinvested Dividends	186,911	5,033,512	128,964	3,409,817
Shares Redeemed	(183,318)	(5,259,938)	(467,889)	(13,425,866)

Net Increase (Decrease)	564,485	15,881,562	172,350	4,718,574

Class R4
Shares Sold	1,724,751	$50,035,431	1,098,044	$32,080,748
Shares Issued for Reinvested Dividends	291,617	8,028,220	196,029	5,271,207
Shares Redeemed	(631,986)	(18,722,995)	(942,212)	(27,487,836)

Net Increase (Decrease)	1,384,382	39,340,656	351,861	9,864,119

Class R5
Shares Sold	1,348,606	$39,742,410	838,230	$24,802,356
Shares Issued for Reinvested Dividends	351,572	9,801,832	236,276	6,407,782
Shares Redeemed	(455,235)	(13,622,568)	(688,020)	(20,093,064)

Net Increase (Decrease)	1,244,943	35,921,674	386,486	11,117,074

Class R6(1)
Shares Sold	30,174	$902,347	—	$—
Shares Issued for Reinvested Dividends	31	858	—	—
Shares Redeemed	(652)	(20,060)	—	—

Net Increase (Decrease)	29,553	883,145	—	—

158

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	6,561,632	$195,009,543	8,285,332	$247,563,593
Shares Issued for Reinvested Dividends	3,104,776	86,995,819	2,067,950	56,268,909
Shares Redeemed	(8,265,104)	(246,448,718)	(5,979,371)	(175,703,439)

Net Increase	1,401,304	35,556,644	4,373,911	128,129,063

Total Net Increase (Decrease)	22,017,675	$538,828,669	13,525,131	$347,999,009

(1)	Commenced operations on November 7, 2014.

MidCap Value Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,204,742	$18,827,021	2,200,511	$35,906,259
Shares Issued for Reinvested Dividends	1,747,300	25,055,811	1,280,591	19,132,034
Shares Redeemed	(1,132,272)	(17,594,986)	(2,809,819)	(46,076,422)
Shares converted (from) Class B into Class A	14,147	220,800	25,938	422,340

Net Increase (Decrease)	1,833,917	26,508,646	697,221	9,384,211

Class B
Shares Sold	4,945	$67,105	5,453	$80,432
Shares Issued for Reinvested Dividends	20,894	262,016	20,950	280,934
Shares Redeemed	(17,645)	(240,003)	(44,641)	(602,391)
Shares converted (from) Class B into Class A	(16,122)	(220,800)	(25,938)	(422,340)

Net Increase (Decrease)	(7,928)	(131,682)	(44,176)	(663,365)

Class C
Shares Sold	290,635	$3,923,648	420,359	$6,066,244
Shares Issued for Reinvested Dividends	371,518	4,636,545	257,808	3,436,582
Shares Redeemed	(290,717)	(3,935,574)	(452,135)	(6,603,527)

Net Increase (Decrease)	371,436	4,624,619	226,032	2,899,299

Class I
Shares Sold	539,691	$8,295,992	1,555,731	$25,797,606
Shares Issued for Reinvested Dividends	232,153	3,359,439	81,259	1,218,068
Shares Redeemed	(784,834)	(12,140,200)	(555,709)	(9,147,262)

Net Increase (Decrease)	(12,990)	(484,769)	1,081,281	17,868,412

Class R3
Shares Sold	134,616	$2,214,199	353,372	$5,996,958
Shares Issued for Reinvested Dividends	70,619	1,059,988	27,857	434,856
Shares Redeemed	(232,450)	(3,734,514)	(94,647)	(1,592,846)

Net Increase (Decrease)	(27,215)	(460,327)	286,582	4,838,968

Class R4
Shares Sold	217,612	$3,541,153	301,832	$5,225,012
Shares Issued for Reinvested Dividends	60,130	913,209	28,516	447,991
Shares Redeemed	(76,546)	(1,265,491)	(77,051)	(1,326,268)

Net Increase (Decrease)	201,196	3,188,871	253,297	4,346,735

159

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	331,087	$5,600,181	116,642	$2,004,805
Shares Issued for Reinvested Dividends	20,697	317,777	7,864	124,254
Shares Redeemed	(57,493)	(950,038)	(39,591)	(673,078)

Net Increase (Decrease)	294,291	4,967,920	84,915	1,455,981

Class Y
Shares Sold	595,644	$9,699,519	3,017,935	$53,095,854
Shares Issued for Reinvested Dividends	1,175,452	18,085,601	842,561	13,320,892
Shares Redeemed	(1,281,792)	(21,420,447)	(3,170,911)	(55,411,888)

Net Increase	489,304	6,364,673	689,585	11,004,858

Total Net Increase (Decrease)	3,142,011	$44,577,951	3,274,737	$51,135,099

Small Company Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,415,068	$52,510,179	2,541,227	$60,828,563
Shares Issued for Reinvested Dividends	2,859,231	57,642,102	1,601,959	35,947,971
Shares Redeemed	(2,139,591)	(46,454,325)	(2,911,289)	(69,115,332)
Shares converted (from) Class B into Class A	14,558	314,336	21,279	510,055

Net Increase (Decrease)	3,149,266	64,012,292	1,253,176	28,171,257

Class B
Shares Sold	4,777	$79,043	11,055	$215,565
Shares Issued for Reinvested Dividends	55,903	884,387	38,825	720,600
Shares Redeemed	(37,573)	(648,837)	(87,870)	(1,659,952)
Shares converted (from) Class B into Class A	(18,534)	(314,336)	(21,279)	(510,055)

Net Increase (Decrease)	4,573	257	(59,269)	(1,233,842)

Class C
Shares Sold	182,449	$3,136,296	171,050	$3,365,868
Shares Issued for Reinvested Dividends	462,372	7,296,225	256,524	4,748,255
Shares Redeemed	(160,147)	(2,756,317)	(394,247)	(7,788,859)

Net Increase (Decrease)	484,674	7,676,204	33,327	325,264

Class I
Shares Sold	818,885	$18,413,538	1,148,787	$28,254,416
Shares Issued for Reinvested Dividends	459,818	9,578,007	185,871	4,275,036
Shares Redeemed	(416,320)	(9,243,131)	(508,644)	(12,311,239)

Net Increase (Decrease)	862,383	18,748,414	826,014	20,218,213

Class R3
Shares Sold	181,270	$4,336,645	471,390	$11,862,900
Shares Issued for Reinvested Dividends	425,197	9,218,261	251,977	6,019,720
Shares Redeemed	(1,115,388)	(25,389,788)	(662,425)	(16,758,413)

Net Increase (Decrease)	(508,921)	(11,834,882)	60,942	1,124,207

160

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	341,944	$8,282,694	512,639	$13,324,559
Shares Issued for Reinvested Dividends	437,726	9,844,453	276,453	6,789,685
Shares Redeemed	(322,714)	(7,903,685)	(882,136)	(22,955,392)

Net Increase (Decrease)	456,956	10,223,462	(93,044)	(2,841,148)

Class R5
Shares Sold	180,374	$4,544,018	62,309	$1,670,794
Shares Issued for Reinvested Dividends	52,863	1,227,471	34,457	866,941
Shares Redeemed	(56,086)	(1,395,951)	(130,979)	(3,470,808)

Net Increase (Decrease)	177,151	4,375,538	(34,213)	(933,073)

Class R6(1)
Shares Sold	354	$10,000	—	$—
Shares Issued for Reinvested Dividends	62	1,449	—	—

Net Increase (Decrease)	416	11,449	—	—

Class Y
Shares Sold	1,225,026	$31,312,501	3,389,614	$92,150,907
Shares Issued for Reinvested Dividends	2,055,037	48,355,023	1,244,995	31,660,217
Shares Redeemed	(1,216,476)	(31,488,139)	(4,324,824)	(117,597,719)

Net Increase	2,063,587	48,179,385	309,785	6,213,405

Total Net Increase (Decrease)	6,690,085	$141,392,119	2,296,718	$51,044,283

(1)	Commenced operations on November 7, 2014.

Small/Mid Cap Equity Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	382,447	$5,034,345	589,635	$8,024,210
Shares Issued for Reinvested Dividends	420,436	5,202,022	549,748	7,186,719
Shares Redeemed	(423,000)	(5,549,306)	(719,229)	(9,768,583)
Shares converted (from) Class B into Class A	25,544	338,015	40,877	561,616

Net Increase (Decrease)	405,427	5,025,076	461,031	6,003,962

Class B
Shares Sold	1,013	$12,096	4,027	$52,801
Shares Issued for Reinvested Dividends	24,551	284,304	46,566	573,681
Shares Redeemed	(38,900)	(480,161)	(80,402)	(1,013,846)
Shares converted (from) Class B into Class A	(27,114)	(338,015)	(40,877)	(561,616)

Net Increase (Decrease)	(40,450)	(521,776)	(70,686)	(948,980)

Class C
Shares Sold	81,506	$1,004,288	193,068	$2,481,316
Shares Issued for Reinvested Dividends	112,859	1,288,848	140,831	1,719,096
Shares Redeemed	(88,022)	(1,068,684)	(167,676)	(2,148,060)

Net Increase (Decrease)	106,343	1,224,452	166,223	2,052,352

161

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class I(1)
Shares Sold	7,463	$100,000	—	$—

Net Increase (Decrease)	7,463	100,000	—	—

Class R3
Shares Sold	12,154	$163,549	16,147	$226,328
Shares Issued for Reinvested Dividends	4,189	53,140	6,140	82,317
Shares Redeemed	(2,784)	(37,458)	(20,605)	(276,545)

Net Increase (Decrease)	13,559	179,231	1,682	32,100

Class R4
Shares Sold	3,510	$47,144	23,726	$329,293
Shares Issued for Reinvested Dividends	2,874	36,652	1,797	24,107
Shares Redeemed	(2,834)	(38,790)	(725)	(10,164)

Net Increase (Decrease)	3,550	45,006	24,798	343,236

Class R5
Shares Sold	1,203	$16,717	1,290	$17,772
Shares Issued for Reinvested Dividends	1,608	20,616	1,791	24,140

Net Increase (Decrease)	2,811	37,333	3,081	41,912

Class Y
Shares Sold	81,831	$1,148,017	101	$1,381
Shares Issued for Reinvested Dividends	5,845	74,879	2,382	32,088
Shares Redeemed	(6,277)	(84,846)	—	—

Net Increase	81,399	1,138,050	2,483	33,469

Total Net Increase (Decrease)	580,102	$7,227,372	588,612	$7,558,051

(1)	Commenced operations on March 31, 2015.

SmallCap Growth Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	875,995	$43,055,709	932,647	$44,158,010
Shares Issued for Reinvested Dividends	219,479	10,280,405	351,327	16,009,966
Shares Redeemed	(785,478)	(40,170,073)	(1,104,634)	(52,507,554)
Shares converted (from) Class B into Class A	5,780	291,094	20,515	976,851

Net Increase (Decrease)	315,776	13,457,135	199,855	8,637,273

Class B
Shares Sold	241	$9,307	4,950	$199,323
Shares Issued for Reinvested Dividends	3,349	128,001	9,307	352,381
Shares Redeemed	(10,975)	(453,849)	(39,089)	(1,377,937)
Shares converted (from) Class B into Class A	(7,084)	(291,094)	(20,515)	(976,851)

Net Increase (Decrease)	(14,469)	(607,635)	(45,347)	(1,803,084)

162

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	224,939	$9,034,228	382,352	$14,891,568
Shares Issued for Reinvested Dividends	60,618	2,296,226	75,636	2,835,586
Shares Redeemed	(102,645)	(4,128,537)	(176,563)	(6,825,650)

Net Increase (Decrease)	182,912	7,201,917	281,425	10,901,504

Class I
Shares Sold	2,341,163	$118,169,784	1,745,122	$84,480,622
Shares Issued for Reinvested Dividends	98,145	4,689,390	101,805	4,714,582
Shares Redeemed	(983,767)	(51,304,924)	(1,008,656)	(48,341,679)

Net Increase (Decrease)	1,455,541	71,554,250	838,271	40,853,525

Class R3
Shares Sold	167,720	$8,278,418	172,834	$8,220,121
Shares Issued for Reinvested Dividends	6,988	327,938	12,268	561,517
Shares Redeemed	(41,520)	(2,065,164)	(177,582)	(8,135,678)

Net Increase (Decrease)	133,188	6,541,192	7,520	645,960

Class R4
Shares Sold	648,446	$33,012,594	734,819	$35,982,533
Shares Issued for Reinvested Dividends	35,955	1,728,699	23,939	1,117,967
Shares Redeemed	(233,287)	(11,956,471)	(170,537)	(8,206,082)

Net Increase (Decrease)	451,114	22,784,822	588,221	28,894,418

Class R5
Shares Sold	1,244,415	$64,498,005	814,540	$40,296,385
Shares Issued for Reinvested Dividends	37,778	1,865,099	10,732	512,463
Shares Redeemed	(123,567)	(6,529,958)	(117,183)	(5,806,300)

Net Increase (Decrease)	1,158,626	59,833,146	708,089	35,002,548

Class R6(1)
Shares Sold	193	$10,000	—	$—
Shares Issued for Reinvested Dividends	8	409	—	—

Net Increase (Decrease)	201	10,409	—	—

Class Y
Shares Sold	2,122,466	$111,582,557	2,927,951	$146,371,693
Shares Issued for Reinvested Dividends	193,409	9,620,151	172,355	8,281,641
Shares Redeemed	(668,330)	(35,344,622)	(1,359,190)	(66,414,720)

Net Increase	1,647,545	85,858,086	1,741,116	88,238,614

Total Net Increase (Decrease)	5,330,434	$266,633,322	4,319,150	$211,370,758

(1)	Commenced operations on November 7, 2014.

163

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

Value Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	483,932	$9,382,813	1,855,718	$36,368,099
Issued in Merger	—	—	5,068,560	101,052,895
Shares Issued for Reinvested Dividends	945,072	17,480,234	28,344	535,986
Shares Redeemed	(1,548,203)	(29,898,474)	(1,825,565)	(36,590,641)
Shares converted (from) Class B into Class A	26,567	518,830	35,931	712,192

Net Increase (Decrease)	(92,632)	(2,516,597)	5,162,988	102,078,531

Class B
Shares Sold	1,833	$30,533	6,907	$55,902
Issued in Merger	—	—	99,401	1,772,987
Shares Issued for Reinvested Dividends	16,686	271,313	—	—
Shares Redeemed	(41,180)	(702,065)	(88,477)	(1,498,211)
Shares converted (from) Class B into Class A	(29,977)	(518,830)	(35,931)	(712,192)

Net Increase (Decrease)	(52,638)	(919,049)	(18,100)	(381,514)

Class C
Shares Sold	104,510	$1,758,645	216,378	$3,944,942
Issued in Merger	—	—	1,136,845	20,188,547
Shares Issued for Reinvested Dividends	126,635	2,052,542	—	—
Shares Redeemed	(269,778)	(4,616,005)	(282,459)	(5,021,009)

Net Increase (Decrease)	(38,633)	(804,818)	1,070,764	19,112,480

Class I
Shares Sold	167,783	$3,177,201	2,028,716	$40,625,577
Issued in Merger	—	—	496,445	9,781,014
Shares Issued for Reinvested Dividends	162,322	2,974,924	2,990	55,830
Shares Redeemed	(781,936)	(14,725,142)	(776,654)	(15,265,915)

Net Increase (Decrease)	(451,831)	(8,573,017)	1,751,497	35,196,506

Class R3
Shares Sold	22,815	$445,723	98,970	$1,986,629
Issued in Merger	—	—	161,178	3,246,366
Shares Issued for Reinvested Dividends	16,813	313,532	227	4,335
Shares Redeemed	(59,266)	(1,160,004)	(120,782)	(2,486,351)

Net Increase (Decrease)	(19,638)	(400,749)	139,593	2,750,979

Class R4
Shares Sold	70,795	$1,382,010	270,983	$5,477,900
Issued in Merger	—	—	489,772	9,940,224
Shares Issued for Reinvested Dividends	37,586	709,328	1,892	36,397
Shares Redeemed	(103,342)	(2,051,946)	(498,254)	(10,220,618)

Net Increase (Decrease)	5,039	39,392	264,393	5,233,903

Class R5
Shares Sold	11,851	$234,941	94,216	$2,417,503
Issued in Merger	—	—	1,251,688	25,515,291
Shares Issued for Reinvested Dividends	10,587	201,247	622	12,015
Shares Redeemed	(19,694)	(395,741)	(1,317,750)	(27,523,222)

Net Increase (Decrease)	2,744	40,447	28,776	421,587

164

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	5,460	$112,462	14,941	$23,067,477
Issued in Merger	—	—	20,622	421,809
Shares Issued for Reinvested Dividends	7,522	143,556	493	9,555
Shares Redeemed	(8,863)	(170,129)	(9,545)	(23,177,272)

Net Increase	4,119	85,889	26,511	321,569

Total Net Increase (Decrease)	(643,470)	$(13,048,502)	8,426,422	$164,734,041

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Indemnifications:

Under the Company’s organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, each Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

165

Hartford Funds – Domestic Equity Funds

Notes to Financial Statements – (continued)

April 30, 2015

14.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

166

Hartford Funds – Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$49.44	$0.09	$1.85	$1.94	$(0.13)	$(12.56)	$—	$(12.69)	$38.69	5.65	%(4)	$5,758,185	1.07	%(5)	1.07	%(5)	0.43	%(5)	41%
B	42.72	(0.08)	1.49	1.41	—	(12.56)	—	(12.56)	31.57	5.19	(4)	206,889	1.95	(5)	1.95	(5)	(0.46	)(5)	41
C	43.13	(0.05)	1.52	1.47	—	(12.56)	—	(12.56)	32.04	5.31	(4)	1,932,773	1.80	(5)	1.80	(5)	(0.30	)(5)	41
I	49.60	0.14	1.85	1.99	(0.25)	(12.56)	—	(12.81)	38.78	5.78	(4)	1,844,472	0.80	(5)	0.80	(5)	0.70	(5)	41
R3	52.24	0.02	2.00	2.02	—	(12.56)	—	(12.56)	41.70	5.46	(4)	133,248	1.40	(5)	1.40	(5)	0.10	(5)	41
R4	53.19	0.09	2.05	2.14	(0.11)	(12.56)	—	(12.67)	42.66	5.64	(4)	185,254	1.09	(5)	1.09	(5)	0.41	(5)	41
R5	53.92	0.16	2.09	2.25	(0.23)	(12.56)	—	(12.79)	43.38	5.80	(4)	55,059	0.79	(5)	0.79	(5)	0.71	(5)	41
R6(6)	54.32	0.17	1.92	2.09	(0.28)	(12.56)	—	(12.84)	43.57	5.47	(4)	11	0.71	(5)	0.71	(5)	0.79	(5)	41
Y	—	0.18	2.10	2.28	(0.28)	(12.56)	—	(12.84)	(10.56)	5.84	(4)	1,310,365	0.69	(5)	0.69	(5)	0.81	(5)	41

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$—	$(2.00)	$49.44	12.49%		$5,789,682	1.10%		1.10%		0.46%		111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	—	(1.88)	42.72	11.55		270,227	1.95		1.95		(0.39)		111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	—	(1.88)	43.13	11.69		1,992,142	1.81		1.81		(0.26)		111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	—	(2.12)	49.60	12.87		2,194,464	0.76		0.76		0.79		111
R3	48.42	0.08	5.62	5.70	—	(1.88)	—	(1.88)	52.24	12.16		136,576	1.40		1.40		0.16		111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	—	(2.00)	53.19	12.50		191,319	1.10		1.10		0.46		111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	—	(2.06)	53.92	12.82		59,285	0.80		0.80		0.72		111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	—	(2.18)	—	12.94		1,284,539	0.70		0.70		0.88		111

For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$—	$(0.23)	$45.91	41.56%		$5,796,609	1.14%		1.14%		0.46%		91%
B	28.60	(0.13)	11.67	11.54	—	—	—	—	40.14	40.35		381,022	1.99		1.99		(0.37)		91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	—	(0.01)	40.46	40.55		1,940,617	1.85		1.85		(0.25)		91
I	32.72	0.31	13.33	13.64	(0.35)	—	—	(0.35)	46.01	45.02		2,019,281	0.84		0.84		0.82		91
R3	34.41	0.08	14.06	14.14	(0.13)	—	—	(0.13)	48.42	41.20		134,084	1.41		1.40		0.21		91
R4	34.98	0.21	14.28	14.49	(0.23)	—	—	(0.23)	49.24	41.63		184,618	1.10		1.10		0.51		91
R5	35.40	0.35	14.41	14.76	(0.36)	—	—	(0.36)	49.80	42.04		142,768	0.80		0.80		0.84		91
Y	35.58	0.39	14.48	14.87	(0.40)	—	—	(0.40)	50.05	42.17		1,348,160	0.70		0.70		0.91		91

For the Year Ended October 31, 2012(7)
A	$30.55	$0.25	$2.38	$2.63	$(0.53)	$—	$—	$(0.53)	$32.65	8.84%		$4,859,760	1.16%		1.16%		0.63%		74%
B	26.76	(0.31)	2.40	2.09	(0.25)	—	—	(0.25)	28.60	7.93		391,388	2.01		2.00		(0.23)		74
C	26.94	(0.16)	2.31	2.15	(0.29)	—	—	(0.29)	28.80	8.11		1,642,578	1.87		1.87		(0.09)		74
I	30.61	0.36	2.37	2.73	(0.62)	—	—	(0.62)	32.72	9.19		3,024,465	0.86		0.86		0.93		74
R3	32.17	0.10	2.61	2.71	(0.47)	—	—	(0.47)	34.41	8.59		122,235	1.41		1.40		0.39		74
R4	32.68	0.28	2.57	2.85	(0.55)	—	—	(0.55)	34.98	8.92		168,689	1.11		1.10		0.68		74
R5	33.09	0.40	2.58	2.98	(0.67)	—	—	(0.67)	35.40	9.25		185,705	0.80		0.80		1.00		74
Y	33.26	0.55	2.47	3.02	(0.70)	—	—	(0.70)	35.58	9.36		1,304,963	0.70		0.70		1.09		74

For the Year Ended October 31, 2011
A	$32.40	$0.19	$(2.04)	$(1.85)	$—	$—	$—	$—	$30.55	(5.71)%		$5,859,434	1.12%		1.12%		0.55%		75%
B	28.62	(0.08)	(1.78)	(1.86)	—	—	—	—	26.76	(6.50)		559,856	1.95		1.95		(0.28)		75
C	28.79	(0.05)	(1.80)	(1.85)	—	—	—	—	26.94	(6.43)		2,096,461	1.84		1.84		(0.16)		75
I	32.39	0.27	(2.05)	(1.78)	—	—	—	—	30.61	(5.50)		3,254,198	0.87		0.87		0.81		75
R3	34.22	0.10	(2.15)	(2.05)	—	—	—	—	32.17	(5.99)		137,767	1.41		1.41		0.30		75
R4	34.66	0.21	(2.19)	(1.98)	—	—	—	—	32.68	(5.71)		224,653	1.10		1.10		0.59		75
R5	34.99	0.32	(2.22)	(1.90)	—	—	—	—	33.09	(5.43)		204,417	0.80		0.80		0.89		75
Y	35.13	0.36	(2.23)	(1.87)	—	—	—	—	33.26	(5.32)		1,460,367	0.70		0.70		0.98		75

For the Year Ended October 31, 2010
A	$28.02	$0.14	$4.24	$4.38	$—	$—	$—	$—	$32.40	15.63%		$8,535,338	1.15%		1.15%		0.45%		70%
B	24.95	(0.10)	3.77	3.67	—	—	—	—	28.62	14.71		828,754	1.95		1.95		(0.36)		70
C	25.07	(0.07)	3.79	3.72	—	—	—	—	28.79	14.84		3,001,079	1.85		1.85		(0.25)		70
I	27.94	0.21	4.24	4.45	—	—	—	—	32.39	15.93		4,781,187	0.88		0.88		0.70		70
R3	29.67	0.05	4.50	4.55	—	—	—	—	34.22	15.34		126,972	1.42		1.41		0.17		70
R4	29.96	0.16	4.54	4.70	—	—	—	—	34.66	15.69		270,804	1.10		1.10		0.49		70
R5	30.15	0.26	4.58	4.84	—	—	—	—	34.99	16.05		215,999	0.80		0.80		0.79		70
Y	30.24	0.29	4.60	4.89	—	—	—	—	35.13	16.17		2,196,541	0.70		0.70		0.89		70

The accompanying notes are an integral part of these financial statements.

167

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Core Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$22.00	$0.06	$1.52	$1.58	$—	$(0.29)	$—	$(0.29)	$23.29	7.25	%(4)	$169,528	1.16	%(5)	1.09	%(5)	0.50	%(5)	14%
B	20.60	(0.03)	1.43	1.40	—	(0.29)	—	(0.29)	21.71	6.87	(4)	1,666	2.30	(5)	1.91	(5)	(0.30	)(5)	14
C	20.54	(0.02)	1.42	1.40	—	(0.29)	—	(0.29)	21.65	6.89	(4)	33,694	1.85	(5)	1.80	(5)	(0.21	)(5)	14
I(8)	23.30	0.01	(0.01)	—	—	—	—	—	23.30	(0.85	)(4)	964	0.57	(5)	0.54	(5)	0.62	(5)	14
R3	22.41	0.03	1.55	1.58	—	(0.29)	—	(0.29)	23.70	7.12	(4)	642	1.51	(5)	1.35	(5)	0.26	(5)	14
R4	22.60	0.06	1.58	1.64	—	(0.29)	—	(0.29)	23.95	7.32	(4)	3,161	1.13	(5)	1.01	(5)	0.51	(5)	14
R5	22.72	0.05	1.61	1.66	(0.64)	(0.29)	—	(0.93)	23.45	7.43	(4)	22,733	0.71	(5)	0.54	(5)	0.42	(5)	14
R6(8)	23.53	0.02	(0.03)	(0.01)	—	—	—	—	23.52	(0.88	)(4)	10	0.57	(5)	0.45	(5)	0.74	(5)	14
Y	22.79	0.10	1.58	1.68	(0.65)	(0.29)	—	(0.94)	23.53	7.50	(4)	9,910	0.69	(5)	0.64	(5)	0.88	(5)	14

For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$—	$(0.06)	$22.00	17.56%		$126,308	1.37%		1.31%		0.16%		60%
B	17.66	(0.12)	3.06	2.94	—	—	—	—	20.60	16.65		1,898	2.49		2.10		(0.62)		60
C	17.59	(0.10)	3.05	2.95	—	—	—	—	20.54	16.77		19,798	2.06		2.00		(0.53)		60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	—	(0.04)	22.41	17.30		481	1.70		1.50		(0.05)		60
R4	19.20	0.05	3.35	3.40	—	—	—	—	22.60	17.71		889	1.34		1.20		0.21		60
R5	19.38	0.12	3.36	3.48	(0.14)	—	—	(0.14)	22.72	18.03		374	1.04		0.90		0.56		60
Y	19.44	0.13	3.37	3.50	(0.15)	—	—	(0.15)	22.79	18.07		2,486	0.91		0.85		0.62		60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$—	$(0.15)	$18.77	30.12%		$103,104	1.40%		1.35%		0.68%		28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	—	(0.02)	17.66	29.10		2,480	2.50		2.10		(0.04)		28
C	13.66	—	3.98	3.98	(0.05)	—	—	(0.05)	17.59	29.19		15,324	2.07		2.04		(0.01)		28
R3	14.86	0.09	4.32	4.41	(0.13)	—	—	(0.13)	19.14	29.88		330	1.69		1.50		0.51		28
R4	14.91	0.12	4.34	4.46	(0.17)	—	—	(0.17)	19.20	30.24		1,227	1.29		1.20		0.69		28
R5	15.04	0.19	4.37	4.56	(0.22)	—	—	(0.22)	19.38	30.68		204	1.00		0.90		1.12		28
Y	15.05	0.20	4.38	4.58	(0.19)	—	—	(0.19)	19.44	30.73		1,963	0.88		0.85		1.19		28

For the Year Ended October 31, 2012
A	$12.77	$0.09	$1.74	$1.83	$(0.03)	$—	$—	$(0.03)	$14.57	14.39%		$83,534	1.44%		1.35%		0.69%		46%
B	12.07	(0.01)	1.64	1.63	—	—	—	—	13.70	13.50		2,761	2.50		2.10		(0.08)		46
C	12.03	(0.01)	1.64	1.63	—	—	—	—	13.66	13.55		11,913	2.09		2.09		(0.06)		46
R3	13.05	0.08	1.77	1.85	(0.04)	—	—	(0.04)	14.86	14.22		209	1.70		1.50		0.53		46
R4	13.07	0.12	1.78	1.90	(0.06)	—	—	(0.06)	14.91	14.57		167	1.31		1.20		0.85		46
R5	13.18	0.16	1.79	1.95	(0.09)	—	—	(0.09)	15.04	14.93		144	1.01		0.90		1.14		46
Y	13.20	0.15	1.80	1.95	(0.10)	—	—	(0.10)	15.05	14.90		1,594	0.85		0.85		1.04		46

For the Year Ended October 31, 2011
A	$11.90	$0.07	$0.82	$0.89	$(0.02)	$—	$—	$(0.02)	$12.77	7.50%		$80,470	1.44%		1.35%		0.51%		56%
B	11.32	(0.03)	0.79	0.76	(0.01)	—	—	(0.01)	12.07	6.69		4,020	2.42		2.10		(0.21)		56
C	11.28	(0.03)	0.79	0.76	(0.01)	—	—	(0.01)	12.03	6.72		11,221	2.10		2.09		(0.23)		56
R3	12.18	0.04	0.85	0.89	(0.02)	—	—	(0.02)	13.05	7.30		165	1.65		1.50		0.34		56
R4	12.16	0.08	0.86	0.94	(0.03)	—	—	(0.03)	13.07	7.70		134	1.28		1.20		0.64		56
R5	12.24	0.13	0.84	0.97	(0.03)	—	—	(0.03)	13.18	7.94		117	0.96		0.90		0.96		56
Y	12.25	0.13	0.85	0.98	(0.03)	—	—	(0.03)	13.20	8.03		72,307	0.86		0.85		0.98		56

For the Year Ended October 31, 2010
A	$10.44	$0.08	$1.58	$1.66	$(0.20)	$—	$—	$(0.20)	$11.90	16.00%		$81,949	1.47%		1.35%		0.71%		41%
B	9.89	—	1.50	1.50	(0.07)	—	—	(0.07)	11.32	15.18		5,770	2.46		2.10		(0.04)		41
C	9.84	—	1.49	1.49	(0.05)	—	—	(0.05)	11.28	15.18		11,519	2.12		2.10		(0.04)		41
R3	10.71	0.05	1.63	1.68	(0.21)	—	—	(0.21)	12.18	15.77		113	1.66		1.55		0.47		41
R4	10.68	0.09	1.61	1.70	(0.22)	—	—	(0.22)	12.16	16.01		105	1.25		1.23		0.82		41
R5	10.75	0.12	1.65	1.77	(0.28)	—	—	(0.28)	12.24	16.55		105	0.95		0.92		1.09		41
Y	10.76	0.14	1.64	1.78	(0.29)	—	—	(0.29)	12.25	16.63		45,376	0.85		0.85		1.21		41

The accompanying notes are an integral part of these financial statements.

168

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Dividend and Growth Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$27.05	$0.18	$0.77	$0.95	$(0.17)	$(2.30)	$—	$(2.47)	$25.53	3.88	%(4)	$3,859,234	1.01	%(5)	1.01	%(5)	1.43	%(5)	13%
B	26.59	0.06	0.76	0.82	(0.05)	(2.30)	—	(2.35)	25.06	3.41	(4)	58,443	1.96	(5)	1.94	(5)	0.52	(5)	13
C	26.42	0.09	0.75	0.84	(0.09)	(2.30)	—	(2.39)	24.87	3.50	(4)	483,694	1.75	(5)	1.75	(5)	0.69	(5)	13
I	26.95	0.21	0.77	0.98	(0.20)	(2.30)	—	(2.50)	25.43	4.00	(4)	1,908,492	0.81	(5)	0.81	(5)	1.63	(5)	13
R3	27.29	0.14	0.78	0.92	(0.13)	(2.30)	—	(2.43)	25.78	3.71	(4)	92,763	1.35	(5)	1.35	(5)	1.09	(5)	13
R4	27.42	0.18	0.79	0.97	(0.17)	(2.30)	—	(2.47)	25.92	3.89	(4)	157,782	1.04	(5)	1.04	(5)	1.40	(5)	13
R5	27.49	0.22	0.79	1.01	(0.21)	(2.30)	—	(2.51)	25.99	4.03	(4)	242,869	0.74	(5)	0.74	(5)	1.69	(5)	13
R6(6)	27.81	0.21	0.51	0.72	(0.22)	(2.30)	—	(2.52)	26.01	2.95	(4)	10	0.64	(5)	0.64	(5)	1.71	(5)	13
Y	27.50	0.23	0.80	1.03	(0.22)	(2.30)	—	(2.52)	26.01	4.07	(4)	1,354,513	0.64	(5)	0.64	(5)	1.79	(5)	13

For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$—	$(2.02)	$27.05	16.01%		$3,780,786	1.02%		1.02%		1.40%		23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	—	(1.77)	26.59	14.91		74,126	1.96		1.94		0.50		23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	—	(1.84)	26.42	15.12		467,932	1.77		1.77		0.65		23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	—	(2.08)	26.95	16.22		1,883,434	0.81		0.81		1.60		23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	—	(1.93)	27.29	15.61		91,839	1.35		1.35		1.07		23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	—	(2.01)	27.42	15.98		159,018	1.04		1.04		1.37		23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	—	(2.09)	27.49	16.32		226,236	0.74		0.74		1.68		23
R6	—	—	—	—	—	—	—	—	27.81	—			—		—		—		—
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	—	(2.12)	27.50	16.42		1,340,941	0.64		0.64		1.81		23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$—	$(0.70)	$25.28	25.17%		$3,454,165	1.05%		1.05%		1.57%		30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	—	(0.50)	24.88	24.08		98,179	2.00		1.95		0.71		30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	—	(0.54)	24.75	24.26		411,405	1.79		1.79		0.83		30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	—	(0.75)	25.20	25.48		1,581,081	0.83		0.83		1.79		30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	—	(0.64)	25.49	24.79		87,399	1.35		1.35		1.27		30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	—	(0.71)	25.60	25.21		139,811	1.05		1.05		1.58		30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	—	(0.77)	25.66	25.57		199,409	0.75		0.75		1.85		30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	—	(0.80)	25.67	25.68		1,596,519	0.65		0.65		1.99		30

For the Year Ended October 31, 2012(7)
A	$18.61	$0.34	$2.26	$2.60	$(0.34)	$—	$—	$(0.34)	$20.87	14.07%		$2,942,844	1.08%		1.08%		1.69%		28%
B	18.32	0.17	2.21	2.38	(0.16)	—	—	(0.16)	20.54	13.03		108,710	2.02		1.95		0.84		28
C	18.25	0.18	2.22	2.40	(0.20)	—	—	(0.20)	20.45	13.20		340,069	1.82		1.82		0.94		28
I	18.56	0.40	2.23	2.63	(0.39)	—	—	(0.39)	20.80	14.30		1,341,707	0.81		0.81		1.96		28
R3	18.76	0.28	2.29	2.57	(0.29)	—	—	(0.29)	21.04	13.77		72,926	1.36		1.35		1.40		28
R4	18.84	0.34	2.29	2.63	(0.35)	—	—	(0.35)	21.12	14.04		122,160	1.05		1.05		1.68		28
R5	18.88	0.39	2.30	2.69	(0.40)	—	—	(0.40)	21.17	14.39		142,940	0.75		0.75		1.99		28
Y	18.88	0.41	2.31	2.72	(0.42)	—	—	(0.42)	21.18	14.55		1,556,898	0.65		0.65		2.08		28

For the Year Ended October 31, 2011
A	$17.93	$0.27	$0.67	$0.94	$(0.26)	$—	$—	$(0.26)	$18.61	5.22%		$2,791,444	1.08%		1.08%		1.42%		30%
B	17.64	0.10	0.66	0.76	(0.08)	—	—	(0.08)	18.32	4.32		137,071	2.01		1.96		0.55		30
C	17.58	0.13	0.66	0.79	(0.12)	—	—	(0.12)	18.25	4.49		309,846	1.83		1.83		0.68		30
I	17.87	0.32	0.68	1.00	(0.31)	—	—	(0.31)	18.56	5.60		1,428,333	0.80		0.80		1.69		30
R3	18.08	0.22	0.67	0.89	(0.21)	—	—	(0.21)	18.76	4.94		57,684	1.37		1.35		1.14		30
R4	18.14	0.28	0.69	0.97	(0.27)	—	—	(0.27)	18.84	5.32		79,535	1.06		1.05		1.43		30
R5	18.18	0.34	0.68	1.02	(0.32)	—	—	(0.32)	18.88	5.62		101,281	0.76		0.75		1.75		30
Y	18.18	0.36	0.68	1.04	(0.34)	—	—	(0.34)	18.88	5.71		1,111,199	0.66		0.66		1.84		30

For the Year Ended October 31, 2010(7)
A	$16.03	$0.25	$1.90	$2.15	$(0.25)	$—	$—	$(0.25)	$17.93	13.46%		$2,850,636	1.11%		1.11%		1.46%		33%
B	15.76	0.11	1.86	1.97	(0.09)	—	—	(0.09)	17.64	12.54		182,506	2.02		1.97		0.63		33
C	15.72	0.12	1.86	1.98	(0.12)	—	—	(0.12)	17.58	12.65		314,729	1.85		1.85		0.71		33
I	15.98	0.29	1.90	2.19	(0.30)	—	—	(0.30)	17.87	13.78		1,129,059	0.82		0.82		1.71		33
R3	16.18	0.19	1.93	2.12	(0.22)	—	—	(0.22)	18.08	13.15		33,933	1.39		1.38		1.06		33
R4	16.22	0.25	1.93	2.18	(0.26)	—	—	(0.26)	18.14	13.51		57,684	1.07		1.06		1.46		33
R5	16.24	0.29	1.96	2.25	(0.31)	—	—	(0.31)	18.18	13.93		65,379	0.78		0.78		0.81		33
Y	16.25	0.32	1.93	2.25	(0.32)	—	—	(0.32)	18.18	13.96		1,018,263	0.67		0.67		1.88		33

The accompanying notes are an integral part of these financial statements.

169

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Equity Income Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$19.04	$0.18	$0.46	$0.64	$(0.16)	$(0.52)	$—	$(0.68)	$19.00	3.53	%(4)	$1,927,191	1.02	%(5)	1.02	%(5)	1.88	%(5)	12%
B	19.05	0.17	0.46	0.63	(0.15)	(0.52)	—	(0.67)	19.01	3.45	(4)	17,531	1.16	(5)	1.16	(5)	1.77	(5)	12
C	18.96	0.11	0.47	0.58	(0.10)	(0.52)	—	(0.62)	18.92	3.19	(4)	482,759	1.74	(5)	1.74	(5)	1.15	(5)	12
I	18.97	0.20	0.47	0.67	(0.19)	(0.52)	—	(0.71)	18.93	3.67	(4)	914,953	0.77	(5)	0.77	(5)	2.13	(5)	12
R3	19.06	0.14	0.47	0.61	(0.13)	(0.52)	—	(0.65)	19.02	3.36	(4)	63,285	1.36	(5)	1.36	(5)	1.54	(5)	12
R4	19.08	0.17	0.48	0.65	(0.16)	(0.52)	—	(0.68)	19.05	3.56	(4)	78,712	1.06	(5)	1.06	(5)	1.84	(5)	12
R5	19.15	0.20	0.48	0.68	(0.19)	(0.52)	—	(0.71)	19.12	3.70	(4)	96,292	0.76	(5)	0.76	(5)	2.14	(5)	12
R6(6)	19.39	0.18	0.30	0.48	(0.20)	(0.52)	—	(0.72)	19.15	2.62	(4)	22	0.68	(5)	0.68	(5)	2.02	(5)	12
Y	19.19	0.21	0.47	0.68	(0.20)	(0.52)	—	(0.72)	19.15	3.68	(4)	253,904	0.66	(5)	0.66	(5)	2.24	(5)	12

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$—	$(0.89)	$19.04	12.19%		$1,951,760	1.03%		1.03%		1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	—	(0.86)	19.05	12.15		21,619	1.16		1.16		1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	—	(0.76)	18.96	11.36		458,695	1.76		1.76		1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	—	(0.94)	18.97	12.54		903,048	0.76		0.76		2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	—	(0.83)	19.06	11.81		58,349	1.37		1.37		1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	—	(0.88)	19.08	12.13		76,746	1.06		1.06		1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	—	(0.94)	19.15	12.47		91,827	0.76		0.76		2.08		13
R6	—	—	—	—	—	—	—	—	19.39	—			—		—		—		—
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	—	(0.96)	19.19	12.61		236,502	0.66		0.66		2.17		13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$—	$(0.53)	$17.83	24.56%		$1,746,629	1.06%		1.06%		1.98%		17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	—	(0.41)	17.82	23.87		27,131	1.65		1.65		1.44		17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	—	(0.42)	17.77	23.67		336,264	1.79		1.79		1.20		17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	—	(0.57)	17.76	24.93		648,568	0.78		0.78		2.18		17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	—	(0.48)	17.85	24.17		47,928	1.38		1.38		1.62		17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	—	(0.53)	17.87	24.58		65,286	1.08		1.08		1.89		17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	—	(0.57)	17.93	24.99		72,270	0.77		0.77		2.06		17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	—	(0.59)	17.96	25.13		167,906	0.67		0.67		2.35		17

For the Year Ended October 31, 2012
A	$12.93	$0.29	$1.89	$2.18	$(0.30)	$—	$—	$(0.30)	$14.81	17.00%		$1,195,106	1.11%		1.11%		2.12%		27%
B	12.91	0.18	1.86	2.04	(0.14)	—	—	(0.14)	14.78	15.90		27,731	2.00		2.00		1.27		27
C	12.91	0.19	1.88	2.07	(0.21)	—	—	(0.21)	14.77	16.13		160,153	1.84		1.84		1.35		27
I	12.89	0.31	1.89	2.20	(0.34)	—	—	(0.34)	14.75	17.25		244,794	0.81		0.81		2.31		27
R3	12.96	0.24	1.90	2.14	(0.27)	—	—	(0.27)	14.83	16.63		23,077	1.42		1.42		1.72		27
R4	12.97	0.28	1.89	2.17	(0.30)	—	—	(0.30)	14.84	16.90		24,672	1.11		1.11		2.01		27
R5	12.99	0.32	1.91	2.23	(0.34)	—	—	(0.34)	14.88	17.33		8,931	0.82		0.82		2.48		27
Y	13.01	0.55	1.69	2.24	(0.35)	—	—	(0.35)	14.90	17.41		74,613	0.72		0.72		2.68		27

For the Year Ended October 31, 2011
A	$11.99	$0.25	$0.93	$1.18	$(0.24)	$—	$—	$(0.24)	$12.93	9.87%		$826,555	1.17%		1.17%		1.93%		18%
B	11.97	0.14	0.93	1.07	(0.13)	—	—	(0.13)	12.91	8.94		29,071	2.05		2.00		1.11		18
C	11.97	0.15	0.94	1.09	(0.12)	—	—	(0.12)	12.91	9.13		78,710	1.89		1.89		1.20		18
I	11.95	0.28	0.94	1.22	(0.28)	—	—	(0.28)	12.89	10.24		52,965	0.88		0.88		2.21		18
R3	12.03	0.20	0.94	1.14	(0.21)	—	—	(0.21)	12.96	9.49		6,694	1.50		1.50		1.57		18
R4	12.03	0.25	0.93	1.18	(0.24)	—	—	(0.24)	12.97	9.87		5,651	1.18		1.18		1.92		18
R5	12.05	0.27	0.95	1.22	(0.28)	—	—	(0.28)	12.99	10.16		2,597	0.88		0.88		2.11		18
Y	12.06	0.29	0.95	1.24	(0.29)	—	—	(0.29)	13.01	10.33		178,516	0.77		0.77		2.28		18

For the Year Ended October 31, 2010
A	$10.74	$0.21	$1.24	$1.45	$(0.20)	$—	$—	$(0.20)	$11.99	13.63%		$716,700	1.20%		1.20%		1.86%		27%
B	10.72	0.13	1.23	1.36	(0.11)	—	—	(0.11)	11.97	12.73		31,038	2.08		2.00		1.07		27
C	10.73	0.13	1.23	1.36	(0.12)	—	—	(0.12)	11.97	12.75		57,416	1.92		1.92		1.13		27
I	10.72	0.23	1.23	1.46	(0.23)	—	—	(0.23)	11.95	13.76		16,462	0.93		0.93		2.06		27
R3	10.78	0.15	1.27	1.42	(0.17)	—	—	(0.17)	12.03	13.28		1,719	1.55		1.55		1.37		27
R4	10.78	0.21	1.24	1.45	(0.20)	—	—	(0.20)	12.03	13.59		2,926	1.20		1.20		1.80		27
R5	10.79	0.21	1.29	1.50	(0.24)	—	—	(0.24)	12.05	14.06		694	0.87		0.87		1.70		27
Y	10.81	0.26	1.24	1.50	(0.25)	—	—	(0.25)	12.06	14.01		71,899	0.79		0.79		2.27		27

The accompanying notes are an integral part of these financial statements.

170

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$43.76	$(0.07)	$4.00	$3.93	$—	$(7.73)	$—	$(7.73)	$39.96	10.76	%(4)	$1,663,574	1.12	%(5)	1.12	%(5)	(0.35	)%(5)	52%
B	33.71	(0.18)	2.90	2.72	—	(7.73)	—	(7.73)	28.70	10.26	(4)	20,152	2.03	(5)	2.03	(5)	(1.27	)(5)	52
C	33.91	(0.16)	2.94	2.78	—	(7.73)	—	(7.73)	28.96	10.39	(4)	294,726	1.85	(5)	1.85	(5)	(1.09	)(5)	52
I	44.82	(0.03)	4.14	4.11	—	(7.73)	—	(7.73)	41.20	10.90	(4)	1,969,533	0.90	(5)	0.90	(5)	(0.14	)(5)	52
R3	44.25	(0.14)	4.07	3.93	—	(7.73)	—	(7.73)	40.45	10.59	(4)	36,378	1.45	(5)	1.45	(5)	(0.69	)(5)	52
R4	45.39	(0.08)	4.19	4.11	—	(7.73)	—	(7.73)	41.77	10.74	(4)	59,383	1.14	(5)	1.14	(5)	(0.38	)(5)	52
R5	46.36	(0.02)	4.29	4.27	—	(7.73)	—	(7.73)	42.90	10.90	(4)	113,283	0.84	(5)	0.84	(5)	(0.08	)(5)	52
R6(6)	47.09	—	3.96	3.96	—	(7.73)	—	(7.73)	43.32	10.05	(4)	11	0.75	(5)	0.75	(5)	(0.02	)(5)	52
Y	46.70	—	4.34	4.34	—	(7.73)	—	(7.73)	43.31	10.96	(4)	93,976	0.74	(5)	0.74	(5)	0.02	(5)	52

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$—	$(1.51)	$43.76	17.63%		$1,497,082	1.15%		1.15%		(0.33)%		136	%(9)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	—	(1.51)	33.71	16.65		22,277	2.07		2.02		(1.18)		136	(9)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	—	(1.51)	33.91	16.81		251,628	1.88		1.88		(1.05)		136	(9)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	—	(1.51)	44.82	17.92		1,733,488	0.91		0.91		(0.09)		136	(9)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	—	(1.51)	44.25	17.28		29,954	1.46		1.45		(0.62)		136	(9)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	—	(1.51)	45.39	17.65		52,498	1.15		1.15		(0.32)		136	(9)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	—	(1.51)	46.36	18.02		102,841	0.85		0.85		(0.05)		136	(9)
R6	—	—	—	—	—	—	—	—	47.09	—			—		—		—		—	(9)
Y	41.02	0.03	7.16	7.19	—	(1.51)	—	(1.51)	46.70	18.11		68,001	0.75		0.75		0.08		136	(9)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$—	$38.68	30.68%		$982,699	1.19%		1.19%		(0.30)%		120	%(10)
B	23.43	(0.28)	7.23	6.95	—	—	—	—	30.38	29.66		24,296	2.11		1.96		(1.05)		120	(10)
C	23.52	(0.27)	7.26	6.99	—	—	—	—	30.51	29.72		176,392	1.90		1.90		(1.01)		120	(10)
I	30.14	(0.01)	9.36	9.35	—	—	—	—	39.49	31.02		1,288,778	0.92		0.92		(0.03)		120	(10)
R3	30.09	(0.19)	9.31	9.12	—	—	—	—	39.21	30.31		24,924	1.46		1.45		(0.56)		120	(10)
R4	30.64	(0.09)	9.51	9.42	—	—	—	—	40.06	30.74		44,353	1.15		1.15		(0.25)		120	(10)
R5	31.09	0.01	9.66	9.67	—	—	—	—	40.76	31.10		20,243	0.85		0.85		0.04		120	(10)
Y	31.25	0.05	9.72	9.77	—	—	—	—	41.02	31.26		57,712	0.75		0.75		0.14		120	(10)

For the Year Ended October 31, 2012
A	$25.98	$(0.15)	$3.77	$3.62	$—	$—	$—	$—	$29.60	13.93%		$748,795	1.23%		1.21%		(0.54)%		116%
B	20.72	(0.28)	2.99	2.71	—	—	—	—	23.43	13.08		23,529	2.15		1.96		(1.29)		116
C	20.80	(0.28)	3.00	2.72	—	—	—	—	23.52	13.08		123,174	1.93		1.93		(1.26)		116
I	26.39	(0.08)	3.83	3.75	—	—	—	—	30.14	14.21		893,563	0.95		0.95		(0.28)		116
R3	26.48	(0.22)	3.83	3.61	—	—	—	—	30.09	13.63		17,259	1.48		1.45		(0.78)		116
R4	26.89	(0.14)	3.89	3.75	—	—	—	—	30.64	13.95		38,458	1.16		1.15		(0.47)		116
R5	27.20	(0.05)	3.94	3.89	—	—	—	—	31.09	14.30		14,935	0.86		0.85		(0.17)		116
Y	27.32	(0.03)	3.96	3.93	—	—	—	—	31.25	14.39		46,782	0.76		0.76		(0.09)		116

For the Year Ended October 31, 2011
A(11)	$24.78	$0.02	$1.18	$1.20	$—	$—	$—	$—	$25.98	4.84%		$754,532	1.22%		1.22%		0.06%		121%
B	19.93	(0.29)	1.08	0.79	—	—	—	—	20.72	3.96		27,884	2.13		2.04		(1.32)		121
C	19.98	(0.26)	1.08	0.82	—	—	—	—	20.80	4.10		128,016	1.92		1.92		(1.20)		121
I	25.10	(0.06)	1.35	1.29	—	—	—	—	26.39	5.14		791,091	0.92		0.92		(0.22)		121
R3	25.31	(0.20)	1.37	1.17	—	—	—	—	26.48	4.62		13,444	1.48		1.45		(0.74)		121
R4	25.63	(0.12)	1.38	1.26	—	—	—	—	26.89	4.92		36,249	1.16		1.15		(0.43)		121
R5	25.85	(0.04)	1.39	1.35	—	—	—	—	27.20	5.22		14,132	0.86		0.85		(0.15)		121
Y	25.94	(0.01)	1.39	1.38	—	—	—	—	27.32	5.32		98,278	0.76		0.76		(0.04)		121

For the Year Ended October 31, 2010
A	$20.69	$(0.13)	$4.22	$4.09	$—	$—	$—	$—	$24.78	19.77%		$431,465	1.35%		1.32%		(0.57)%		115%
B	16.77	(0.25)	3.41	3.16	—	—	—	—	19.93	18.84		34,559	2.18		2.07		(1.33)		115
C	16.78	(0.23)	3.43	3.20	—	—	—	—	19.98	19.07		156,903	1.95		1.95		(1.21)		115
I	20.91	(0.05)	4.28	4.23	(0.04)	—	—	(0.04)	25.10	20.23		495,439	0.93		0.93		(0.22)		115
R3	21.17	(0.18)	4.32	4.14	—	—	—	—	25.31	19.56		10,772	1.49		1.49		(0.77)		115
R4	21.37	(0.10)	4.36	4.26	—	—	—	—	25.63	19.93		42,770	1.17		1.17		(0.44)		115
R5	21.52	(0.03)	4.40	4.37	(0.04)	—	—	(0.04)	25.85	20.34		14,203	0.87		0.87		(0.14)		115
Y	21.59	(0.01)	4.42	4.41	(0.06)	—	—	(0.06)	25.94	20.44		136,662	0.77		0.77		(0.04)		115

The accompanying notes are an integral part of these financial statements.

171

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Healthcare Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$36.60	$(0.09)	$4.22	$4.13	$—	$(2.49)	$—	$(2.49)	$38.24	11.84	%(4)	$783,668	1.27	%(5)	1.27	%(5)	(0.50	)%(5)	18%
B	32.18	(0.23)	3.70	3.47	—	(2.49)	—	(2.49)	33.16	11.39	(4)	8,801	2.15	(5)	2.15	(5)	(1.39	)(5)	18
C	32.42	(0.20)	3.72	3.52	—	(2.49)	—	(2.49)	33.45	11.46	(4)	245,745	2.01	(5)	2.01	(5)	(1.23	)(5)	18
I	37.63	(0.04)	4.35	4.31	—	(2.49)	—	(2.49)	39.45	12.00	(4)	201,967	1.01	(5)	1.01	(5)	(0.23	)(5)	18
R3	37.58	(0.16)	4.35	4.19	—	(2.49)	—	(2.49)	39.28	11.68	(4)	55,188	1.61	(5)	1.61	(5)	(0.84	)(5)	18
R4	38.64	(0.11)	4.48	4.37	—	(2.49)	—	(2.49)	40.52	11.84	(4)	42,499	1.31	(5)	1.31	(5)	(0.54	)(5)	18
R5	39.60	(0.05)	4.60	4.55	—	(2.49)	—	(2.49)	41.66	12.01	(4)	4,784	1.02	(5)	1.02	(5)	(0.25	)(5)	18
Y	39.85	(0.03)	4.62	4.59	—	(2.49)	—	(2.49)	41.95	12.04	(4)	8,005	0.91	(5)	0.91	(5)	(0.13	)(5)	18

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$—	$36.60	30.48%		$599,010	1.33%		1.33%		(0.40)%		28%
B	24.88	(0.36)	7.66	7.30	—	—	—	—	32.18	29.34		11,303	2.20		2.20		(1.27)		28
C	25.03	(0.32)	7.71	7.39	—	—	—	—	32.42	29.52		176,581	2.06		2.06		(1.13)		28
I	28.76	(0.04)	8.91	8.87	—	—	—	—	37.63	30.84		137,450	1.05		1.05		(0.12)		28
R3	28.89	(0.24)	8.93	8.69	—	—	—	—	37.58	30.08		40,482	1.64		1.64		(0.71)		28
R4	29.62	(0.14)	9.16	9.02	—	—	—	—	38.64	30.45		29,530	1.34		1.34		(0.41)		28
R5	30.27	(0.04)	9.37	9.33	—	—	—	—	39.60	30.82		2,323	1.05		1.05		(0.12)		28
Y	30.42	—	9.43	9.43	—	—	—	—	39.85	31.00		6,081	0.94		0.94		—		28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$—	$28.05	39.48%		$415,323	1.40%		1.40%		(0.24)%		32%
B	17.99	(0.23)	7.12	6.89	—	—	—	—	24.88	38.30		14,697	2.29		2.26		(1.08)		32
C	18.07	(0.21)	7.17	6.96	—	—	—	—	25.03	38.52		116,641	2.11		2.11		(0.95)		32
I	20.55	0.01	8.20	8.21	—	—	—	—	28.76	39.95		79,005	1.08		1.08		0.06		32
R3	20.77	(0.13)	8.25	8.12	—	—	—	—	28.89	39.09		24,914	1.66		1.65		(0.51)		32
R4	21.22	(0.05)	8.45	8.40	—	—	—	—	29.62	39.59		17,817	1.36		1.35		(0.20)		32
R5	21.62	0.05	8.60	8.65	—	—	—	—	30.27	40.01		1,267	1.08		1.05		0.19		32
Y	21.71	0.05	8.66	8.71	—	—	—	—	30.42	40.12		4,056	0.96		0.96		0.20		32

For the Year Ended October 31, 2012(7)
A	$16.80	$—	$3.31	$3.31	$—	$—	$—	$—	$20.11	19.70%		$276,741	1.47%		1.47%		—%		46%
B	15.15	(0.17)	3.01	2.84	—	—	—	—	17.99	18.75		14,015	2.38		2.28		(0.84)		46
C	15.20	(0.12)	2.99	2.87	—	—	—	—	18.07	18.88		73,728	2.17		2.17		(0.71)		46
I	17.10	0.07	3.38	3.45	—	—	—	—	20.55	20.18		38,199	1.11		1.11		0.35		46
R3	17.38	(0.02)	3.41	3.39	—	—	—	—	20.77	19.51		12,521	1.69		1.65		(0.15)		46
R4	17.70	0.02	3.50	3.52	—	—	—	—	21.22	19.89		12,363	1.38		1.35		0.11		46
R5	17.98	0.08	3.56	3.64	—	—	—	—	21.62	20.24		2,489	1.09		1.05		0.43		46
Y	18.05	0.10	3.56	3.66	—	—	—	—	21.71	20.28		3,252	0.98		0.98		0.48		46

For the Year Ended October 31, 2011
A	$15.21	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$16.80	10.45%		$224,294	1.49%		1.49%		(0.24)%		44%
B	13.83	(0.16)	1.48	1.32	—	—	—	—	15.15	9.54		17,208	2.38		2.28		(1.04)		44
C	13.86	(0.14)	1.48	1.34	—	—	—	—	15.20	9.67		65,692	2.18		2.18		(0.93)		44
I	15.44	0.02	1.64	1.66	—	—	—	—	17.10	10.75		32,213	1.18		1.18		0.09		44
R3	15.76	(0.07)	1.69	1.62	—	—	—	—	17.38	10.28		5,905	1.71		1.65		(0.39)		44
R4	16.01	(0.02)	1.71	1.69	—	—	—	—	17.70	10.56		9,241	1.39		1.35		(0.09)		44
R5	16.21	0.04	1.73	1.77	—	—	—	—	17.98	10.92		1,403	1.09		1.05		0.21		44
Y	16.26	0.05	1.74	1.79	—	—	—	—	18.05	11.01		2,555	0.99		0.99		0.27		44

For the Year Ended October 31, 2010(7)
A	$13.07	$—	$2.14	$2.14	$—	$—	$—	$—	$15.21	16.37%		$236,781	1.49%		1.49%		(0.03)%		36%
B	11.98	(0.14)	1.99	1.85	—	—	—	—	13.83	15.44		23,023	2.39		2.28		(0.84)		36
C	11.99	(0.11)	1.98	1.87	—	—	—	—	13.86	15.60		71,124	2.18		2.18		(0.72)		36
I	13.23	0.04	2.17	2.21	—	—	—	—	15.44	16.70		14,176	1.22		1.22		0.24		36
R3	13.57	(0.02)	2.21	2.19	—	—	—	—	15.76	16.14		3,549	1.70		1.70		(0.17)		36
R4	13.74	0.02	2.25	2.27	—	—	—	—	16.01	16.52		7,939	1.37		1.37		0.11		36
R5	13.87	0.06	2.28	2.34	—	—	—	—	16.21	16.87		1,895	1.08		1.08		0.38		36
Y	13.90	0.08	2.28	2.36	—	—	—	—	16.26	16.98		2,294	0.97		0.97		0.50		36

The accompanying notes are an integral part of these financial statements.

172

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$27.38	$(0.03)	$1.57	$1.54	$—	$(2.67)	$—	$(2.67)	$26.25	6.38	%(4)	$2,032,108	1.13	%(5)	1.13	%(5)	(0.25	)%(5)	17%
B	21.65	(0.11)	1.19	1.08	—	(2.67)	—	(2.67)	20.06	5.91	(4)	27,932	2.03	(5)	2.03	(5)	(1.13	)(5)	17
C	22.18	(0.10)	1.23	1.13	—	(2.67)	—	(2.67)	20.64	6.00	(4)	594,013	1.86	(5)	1.86	(5)	(0.98	)(5)	17
I	27.78	—	1.59	1.59	—	(2.67)	—	(2.67)	26.70	6.48	(4)	656,813	0.91	(5)	0.91	(5)	(0.03	)(5)	17
R3	30.02	(0.09)	1.75	1.66	—	(2.67)	—	(2.67)	29.01	6.21	(4)	70,881	1.46	(5)	1.46	(5)	(0.59	)(5)	17
R4	30.61	(0.04)	1.79	1.75	—	(2.67)	—	(2.67)	29.69	6.40	(4)	132,480	1.16	(5)	1.16	(5)	(0.30	)(5)	17
R5	30.96	—	1.81	1.81	—	(2.67)	—	(2.67)	30.10	6.53	(4)	144,778	0.86	(5)	0.86	(5)	—	(5)	17
R6(6)	31.11	(0.05)	1.88	1.83	—	(2.67)	—	(2.67)	30.27	6.56	(4)	895	0.77	(5)	0.76	(5)	(0.36	)(5)	17
Y	31.10	0.02	1.81	1.83	—	(2.67)	—	(2.67)	30.26	6.57	(4)	1,092,142	0.76	(5)	0.76	(5)	0.14	(5)	17

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$—	$(2.01)	$27.38	15.57%		$1,891,075	1.15%		1.15%		(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	—	(2.01)	21.65	14.56		29,446	2.05		2.05		(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	—	(2.01)	22.18	14.81		544,154	1.88		1.88		(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	—	(2.01)	27.78	15.89		550,720	0.90		0.90		(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	—	(2.01)	30.02	15.24		56,403	1.47		1.47		(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	—	(2.01)	30.61	15.55		94,232	1.16		1.16		(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	—	(2.01)	30.96	15.91		110,364	0.86		0.86		(0.11)		34
R6	—	—	—	—	—	—	—	—	31.11	—			—		—		—		—
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	—	(2.01)	31.10	16.08		1,078,695	0.76		0.76		(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$—	$(1.30)	$25.67	34.17%		$1,847,041	1.20%		1.20%		(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	—	(1.30)	20.88	33.01		33,232	2.11		2.07		(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	—	(1.30)	21.30	33.21		474,663	1.91		1.91		(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	—	(1.35)	25.95	34.48		277,953	0.96		0.96		0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	—	(1.30)	28.03	33.80		47,837	1.48		1.48		(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	—	(1.30)	28.47	34.24		77,603	1.17		1.17		(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	—	(1.37)	28.69	34.60		91,163	0.87		0.87		0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	—	(1.39)	28.77	34.73		872,297	0.77		0.77		0.28		38

For the Year Ended October 31, 2012
A	$20.67	$0.05	$2.22	$2.27	$—	$(2.50)	$—	$(2.50)	$20.44	13.47%		$1,536,203	1.23%		1.23%		0.25%		45%
B	17.77	(0.10)	1.83	1.73	—	(2.50)	—	(2.50)	17.00	12.50		30,803	2.16		2.08		(0.62)		45
C	18.01	(0.08)	1.86	1.78	—	(2.50)	—	(2.50)	17.29	12.63		380,413	1.93		1.93		(0.45)		45
I	20.85	0.09	2.25	2.34	(0.04)	(2.50)	—	(2.54)	20.65	13.78		213,875	0.99		0.99		0.48		45
R3	22.32	—	2.43	2.43	—	(2.50)	—	(2.50)	22.25	13.16		37,776	1.49		1.49		(0.01)		45
R4	22.49	0.06	2.46	2.52	—	(2.50)	—	(2.50)	22.51	13.50		57,799	1.18		1.18		0.29		45
R5	22.66	0.13	2.47	2.60	(0.07)	(2.50)	—	(2.57)	22.69	13.85		66,039	0.88		0.88		0.59		45
Y	22.71	0.15	2.48	2.63	(0.09)	(2.50)	—	(2.59)	22.75	13.98		642,084	0.78		0.78		0.70		45

For the Year Ended October 31, 2011
A	$20.16	$0.02	$0.49	$0.51	$—	$—	$—	$—	$20.67	2.53%		$1,754,028	1.21%		1.21%		0.09%		70%
B	17.48	(0.14)	0.43	0.29	—	—	—	—	17.77	1.66		44,266	2.06		2.06		(0.72)		70
C	17.68	(0.12)	0.45	0.33	—	—	—	—	18.01	1.87		422,515	1.91		1.91		(0.63)		70
I	20.28	0.09	0.48	0.57	—	—	—	—	20.85	2.81		324,002	0.92		0.92		0.40		70
R3	21.82	(0.05)	0.55	0.50	—	—	—	—	22.32	2.29		40,311	1.48		1.48		(0.23)		70
R4	21.92	0.02	0.55	0.57	—	—	—	—	22.49	2.60		65,550	1.18		1.18		0.07		70
R5	22.02	0.09	0.55	0.64	—	—	—	—	22.66	2.91		73,192	0.87		0.87		0.38		70
Y	22.05	0.12	0.54	0.66	—	—	—	—	22.71	2.99		678,566	0.77		0.77		0.50		70

For the Year Ended October 31, 2010
A	$16.20	$(0.04)	$4.00	$3.96	$—	$—	$—	$—	$20.16	24.44%		$2,275,785	1.25%		1.25%		(0.24)%		56%
B	14.16	(0.17)	3.49	3.32	—	—	—	—	17.48	23.45		108,330	2.05		2.05		(1.03)		56
C	14.30	(0.15)	3.53	3.38	—	—	—	—	17.68	23.64		448,592	1.93		1.93		(0.92)		56
I	16.25	—	4.03	4.03	—	—	—	—	20.28	24.80		541,255	0.96		0.96		0.01		56
R3	17.58	(0.11)	4.35	4.24	—	—	—	—	21.82	24.12		22,038	1.49		1.49		(0.57)		56
R4	17.60	(0.04)	4.36	4.32	—	—	—	—	21.92	24.55		41,422	1.18		1.18		(0.23)		56
R5	17.62	0.01	4.39	4.40	—	—	—	—	22.02	24.97		47,915	0.88		0.88		0.05		56
Y	17.63	0.05	4.37	4.42	—	—	—	—	22.05	25.07		556,046	0.78		0.78		0.23		56

The accompanying notes are an integral part of these financial statements.

173

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Value Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$16.73	$—	$0.85	$0.85	$(0.02)	$(1.87)	$—	$(1.89)	$15.69	6.20	%(4)	$237,709	1.24	%(5)	1.24	%(5)	0.03	%(5)	16%
B	14.91	(0.06)	0.73	0.67	—	(1.87)	—	(1.87)	13.71	5.69	(4)	1,874	2.27	(5)	2.10	(5)	(0.83	)(5)	16
C	14.84	(0.05)	0.73	0.68	—	(1.87)	—	(1.87)	13.65	5.79	(4)	43,134	1.96	(5)	1.96	(5)	(0.69	)(5)	16
I	16.85	0.03	0.85	0.88	(0.08)	(1.87)	—	(1.95)	15.78	6.34	(4)	34,831	0.94	(5)	0.94	(5)	0.33	(5)	16
R3	17.45	(0.02)	0.88	0.86	—	(1.87)	—	(1.87)	16.44	5.97	(4)	9,153	1.52	(5)	1.52	(5)	(0.26	)(5)	16
R4	17.61	—	0.90	0.90	(0.04)	(1.87)	—	(1.91)	16.60	6.16	(4)	12,273	1.21	(5)	1.21	(5)	0.06	(5)	16
R5	17.75	0.03	0.91	0.94	(0.08)	(1.87)	—	(1.95)	16.74	6.37	(4)	7,615	0.92	(5)	0.92	(5)	0.35	(5)	16
Y	17.78	0.04	0.91	0.95	(0.09)	(1.87)	—	(1.96)	16.77	6.41	(4)	165,428	0.81	(5)	0.81	(5)	0.46	(5)	16

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$—	$(1.55)	$16.73	12.32%		$222,876	1.27%		1.27%		0.19%		43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	—	(1.55)	14.91	11.41		2,156	2.28		2.10		(0.63)		43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	—	(1.55)	14.84	11.56		41,382	1.99		1.99		(0.53)		43
I	16.49	0.09	1.82	1.91	—	(1.55)	—	(1.55)	16.85	12.75		37,414	0.92		0.92		0.53		43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	—	(1.55)	17.45	12.05		10,187	1.53		1.53		(0.08)		43
R4	17.21	0.04	1.91	1.95	—	(1.55)	—	(1.55)	17.61	12.42		9,476	1.22		1.22		0.22		43
R5	17.29	0.09	1.92	2.01	—	(1.55)	—	(1.55)	17.75	12.73		2,851	0.93		0.93		0.52		43
Y	17.31	0.11	1.91	2.02	—	(1.55)	—	(1.55)	17.78	12.79		166,729	0.82		0.82		0.63		43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$—	$(0.13)	$16.44	32.01%		$207,552	1.31%		1.31%		0.11%		59%
B	11.40	(0.09)	3.62	3.53	—	—	—	—	14.93	30.96		2,819	2.33		2.10		(0.68)		59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	—	(0.05)	14.85	31.07		38,067	2.01		2.01		(0.60)		59
I	12.62	0.06	3.99	4.05	(0.18)	—	—	(0.18)	16.49	32.49		18,791	0.96		0.96		0.43		59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	—	(0.13)	17.12	31.68		5,089	1.53		1.53		(0.12)		59
R4	13.17	0.03	4.16	4.19	(0.15)	—	—	(0.15)	17.21	32.11		4,903	1.22		1.22		0.18		59
R5	13.23	0.06	4.19	4.25	(0.19)	—	—	(0.19)	17.29	32.46		1,309	0.93		0.93		0.38		59
Y	13.24	0.09	4.18	4.27	(0.20)	—	—	(0.20)	17.31	32.64		150,335	0.82		0.82		0.60		59

For the Year Ended October 31, 2012
A	$10.75	$0.08	$1.80	$1.88	$(0.05)	$—	$—	$(0.05)	$12.58	17.55%		$159,104	1.38%		1.35%		0.67%		59%
B	9.77	(0.02)	1.65	1.63	—	—	—	—	11.40	16.88		2,813	2.38		2.10		(0.21)		59
C	9.74	—	1.64	1.64	—	—	—	—	11.38	16.84		28,522	2.06		2.06		(0.05)		59
I	10.79	0.12	1.81	1.93	(0.10)	—	—	(0.10)	12.62	18.02		5,296	1.00		1.00		1.06		59
R3	11.23	0.06	1.88	1.94	(0.05)	—	—	(0.05)	13.12	17.41		3,514	1.55		1.55		0.50		59
R4	11.28	0.10	1.88	1.98	(0.09)	—	—	(0.09)	13.17	17.70		2,735	1.25		1.25		0.79		59
R5	11.31	0.14	1.88	2.02	(0.10)	—	—	(0.10)	13.23	18.07		311	0.96		0.95		1.14		59
Y	11.31	0.15	1.89	2.04	(0.11)	—	—	(0.11)	13.24	18.22		136,388	0.84		0.84		1.24		59

For the Year Ended October 31, 2011
A	$10.69	$0.01	$0.05	$0.06	$—	$—	$—	$—	$10.75	0.56%		$147,222	1.38%		1.35%		0.05%		54%
B	9.79	(0.07)	0.05	(0.02)	—	—	—	—	9.77	(0.20)		8,100	2.32		2.10		(0.69)		54
C	9.77	(0.07)	0.04	(0.03)	—	—	—	—	9.74	(0.31)		28,939	2.09		2.09		(0.70)		54
I	10.72	0.04	0.05	0.09	(0.02)	—	—	(0.02)	10.79	0.81		3,459	1.04		1.04		0.34		54
R3	11.20	(0.03)	0.06	0.03	—	—	—	—	11.23	0.27		1,584	1.60		1.55		(0.23)		54
R4	11.21	(0.01)	0.08	0.07	—	—	—	—	11.28	0.62		1,523	1.29		1.25		(0.05)		54
R5	11.22	0.05	0.06	0.11	(0.02)	—	—	(0.02)	11.31	0.96		136	0.99		0.95		0.43		54
Y	11.22	0.06	0.06	0.12	(0.03)	—	—	(0.03)	11.31	1.01		109,944	0.88		0.88		0.51		54

For the Year Ended October 31, 2010
A	$8.37	$—	$2.33	$2.33	$(0.01)	$—	$—	$(0.01)	$10.69	27.83%		$176,359	1.44%		1.35%		0.01%		48%
B	7.72	(0.06)	2.13	2.07	—	—	—	—	9.79	26.81		14,305	2.32		2.10		(0.70)		48
C	7.70	(0.07)	2.14	2.07	—	—	—	—	9.77	26.88		30,467	2.13		2.10		(0.74)		48
I	9.71	—	1.01	1.01	—	—	—	—	10.72	10.40		254	0.95		0.95		0.06		48
R3	10.17	(0.02)	1.05	1.03	—	—	—	—	11.20	10.13		110	1.60		1.55		(0.40)		48
R4	10.17	—	1.04	1.04	—	—	—	—	11.21	10.23		110	1.30		1.25		(0.10)		48
R5	10.17	0.01	1.04	1.05	—	—	—	—	11.22	10.32		111	1.00		0.96		0.20		48
Y	8.77	0.04	2.44	2.48	(0.03)	—	—	(0.03)	11.22	28.39		96,621	0.90		0.90		0.39		48

The accompanying notes are an integral part of these financial statements.

174

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$24.83	$(0.08)	$0.71	$0.63	$—	$(4.09)	$—	$(4.09)	$21.37	3.51	%(4)	$372,856	1.34	%(5)	1.34	%(5)	(0.74	)%(5)	51%
B	20.40	(0.13)	0.54	0.41	—	(4.09)	—	(4.09)	16.72	3.13	(4)	3,952	2.27	(5)	2.14	(5)	(1.53	)(5)	51
C	20.36	(0.12)	0.53	0.41	—	(4.09)	—	(4.09)	16.68	3.14	(4)	39,511	2.02	(5)	2.02	(5)	(1.42	)(5)	51
I	25.51	(0.06)	0.74	0.68	—	(4.09)	—	(4.09)	22.10	3.63	(4)	71,400	1.12	(5)	1.12	(5)	(0.52	)(5)	51
R3	26.39	(0.11)	0.77	0.66	—	(4.09)	—	(4.09)	22.96	3.40	(4)	40,616	1.54	(5)	1.54	(5)	(0.95	)(5)	51
R4	27.21	(0.08)	0.81	0.73	—	(4.09)	—	(4.09)	23.85	3.54	(4)	69,036	1.24	(5)	1.24	(5)	(0.64	)(5)	51
R5	27.95	(0.04)	0.83	0.79	—	(4.09)	—	(4.09)	24.65	3.72	(4)	11,056	0.96	(5)	0.95	(5)	(0.34	)(5)	51
R6(6)	28.20	(0.03)	0.92	0.89	—	(4.09)	—	(4.09)	25.00	4.05	(4)	10	0.84	(5)	0.84	(5)	(0.23	)(5)	51
Y	28.27	(0.03)	0.84	0.81	—	(4.09)	—	(4.09)	24.99	3.75	(4)	350,323	0.84	(5)	0.84	(5)	(0.24	)(5)	51

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$—	$(2.77)	$24.83	13.49%		$355,056	1.34%		1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	—	(2.77)	20.40	12.61		4,730	2.29		2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	—	(2.77)	20.36	12.70		38,351	2.05		2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	—	(2.77)	25.51	13.78		60,425	1.10		1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	—	(2.77)	26.39	13.27		60,124	1.55		1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	—	(2.77)	27.21	13.62		66,353	1.25		1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	—	(2.77)	27.95	13.95		7,585	0.97		0.95		(0.61)		92
R6	—	—	—	—	—	—	—	—	28.20	—			—		—		—		—
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	—	(2.77)	28.27	14.08		337,933	0.85		0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$—	$(1.34)	$24.58	35.44%		$320,630	1.39%		1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	—	(1.34)	20.82	34.34		6,062	2.35		2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	—	(1.34)	20.77	34.45		38,428	2.09		2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	—	(1.34)	25.12	35.79		38,749	1.14		1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	—	(1.34)	26.00	35.15		57,652	1.56		1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	—	(1.34)	26.65	35.56		67,467	1.26		1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	—	(1.34)	27.23	36.02		8,321	0.99		0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	—	(1.34)	27.48	36.12		320,003	0.86		0.86		(0.20)		106

For the Year Ended October 31, 2012
A	$19.23	$(0.18)	$1.46	$1.28	$—	$(0.99)	$—	$(0.99)	$19.52	7.44%		$268,501	1.41%		1.40%		(0.85)%		124%
B	16.88	(0.35)	1.33	0.98	—	(0.99)	—	(0.99)	16.87	6.65		5,972	2.37		2.15		(1.60)		124
C	16.83	(0.29)	1.27	0.98	—	(0.99)	—	(0.99)	16.82	6.67		32,182	2.12		2.12		(1.57)		124
I	19.51	(0.11)	1.46	1.35	—	(0.99)	—	(0.99)	19.87	7.70		24,366	1.14		1.14		(0.58)		124
R3	20.27	(0.20)	1.53	1.33	—	(0.99)	—	(0.99)	20.61	7.30		48,148	1.58		1.55		(0.99)		124
R4	20.60	(0.13)	1.55	1.42	—	(0.99)	—	(0.99)	21.03	7.63		56,217	1.27		1.25		(0.68)		124
R5	20.88	(0.11)	1.61	1.50	—	(0.99)	—	(0.99)	21.39	7.93		8,859	1.00		0.95		(0.41)		124
Y	21.02	(0.06)	1.59	1.53	—	(0.99)	—	(0.99)	21.56	8.02		243,219	0.87		0.87		(0.30)		124

For the Year Ended October 31, 2011
A	$17.48	$(0.15)	$1.90	$1.75	$—	$—	$—	$—	$19.23	10.01%		$296,062	1.37%		1.37%		(0.77)%		111%
B	15.46	(0.27)	1.69	1.42	—	—	—	—	16.88	9.18		9,192	2.30		2.15		(1.55)		111
C	15.41	(0.26)	1.68	1.42	—	—	—	—	16.83	9.21		36,465	2.10		2.10		(1.50)		111
I	17.68	(0.10)	1.93	1.83	—	—	—	—	19.51	10.35		19,056	1.08		1.08		(0.49)		111
R3	18.45	(0.20)	2.02	1.82	—	—	—	—	20.27	9.86		46,392	1.57		1.55		(0.96)		111
R4	18.70	(0.14)	2.04	1.90	—	—	—	—	20.60	10.16		51,387	1.26		1.25		(0.66)		111
R5	18.90	(0.08)	2.06	1.98	—	—	—	—	20.88	10.48		9,867	0.99		0.95		(0.35)		111
Y	19.01	(0.06)	2.07	2.01	—	—	—	—	21.02	10.57		235,036	0.86		0.86		(0.26)		111

For the Year Ended October 31, 2010
A	$13.90	$(0.13)	$3.71	$3.58	$—	$—	$—	$—	$17.48	25.76%		$289,558	1.41%		1.40%		(0.80)%		181%
B	12.39	(0.22)	3.29	3.07	—	—	—	—	15.46	24.78		12,384	2.36		2.15		(1.54)		181
C	12.34	(0.22)	3.29	3.07	—	—	—	—	15.41	24.88		40,018	2.16		2.15		(1.55)		181
I	14.03	(0.09)	3.74	3.65	—	—	—	—	17.68	26.02		13,283	1.17		1.15		(0.54)		181
R3	14.70	(0.16)	3.91	3.75	—	—	—	—	18.45	25.51		35,873	1.59		1.57		(1.00)		181
R4	14.85	(0.11)	3.96	3.85	—	—	—	—	18.70	25.93		45,096	1.28		1.26		(0.67)		181
R5	14.97	(0.07)	4.00	3.93	—	—	—	—	18.90	26.25		11,706	1.02		1.02		(0.41)		181
Y	15.03	(0.05)	4.03	3.98	—	—	—	—	19.01	26.48		273,558	0.87		0.87		(0.28)		181

The accompanying notes are an integral part of these financial statements.

175

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small/Mid Cap Equity Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$13.89	$0.07	$0.46	$0.53	$(0.08)	$(1.29)	$—	$(1.37)	$13.05	4.44	%(4)	$56,716	1.36	%(5)	1.30	%(5)	1.05	%(5)	43%
B	13.12	0.02	0.44	0.46	—	(1.29)	—	(1.29)	12.29	4.09	(4)	2,425	2.26	(5)	2.05	(5)	0.30	(5)	43
C	12.96	0.02	0.43	0.45	—	(1.29)	—	(1.29)	12.12	4.07	(4)	14,013	2.11	(5)	2.05	(5)	0.30	(5)	43
I(8)	13.40	—	(0.34)	(0.34)	—	—	—	—	13.06	(2.90	)(4)	97	0.93	(5)	0.93	(5)	(0.02	)(5)	43
R3	14.21	0.06	0.48	0.54	(0.06)	(1.29)	—	(1.35)	13.40	4.39	(4)	735	1.66	(5)	1.50	(5)	0.85	(5)	43
R4	14.26	0.08	0.49	0.57	(0.11)	(1.29)	—	(1.40)	13.43	4.55	(4)	534	1.34	(5)	1.20	(5)	1.16	(5)	43
R5	14.32	0.10	0.48	0.58	(0.13)	(1.29)	—	(1.42)	13.48	4.68	(4)	230	1.03	(5)	0.90	(5)	1.44	(5)	43
Y	14.31	0.10	0.49	0.59	(0.14)	(1.29)	—	(1.43)	13.47	4.73	(4)	1,329	0.93	(5)	0.85	(5)	1.50	(5)	43

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11	$1.21	$(0.14)	$(1.95)	$—	$(2.09)	$13.89	9.22%		$54,722	1.41%		1.30%		0.75%		116%
B	14.06	—	1.05	1.05	(0.04)	(1.95)	—	(1.99)	13.12	8.39		3,119	2.32		2.05		0.01		116
C	13.94	—	1.03	1.03	(0.06)	(1.95)	—	(2.01)	12.96	8.39		13,603	2.16		2.05		—		116
I	—	—	—	—	—	—	—	—	13.40	—			—		—		—		—
R3	15.10	0.07	1.14	1.21	(0.15)	(1.95)	—	(2.10)	14.21	8.99		587	1.70		1.50		0.53		116
R4	15.10	0.11	1.14	1.25	(0.14)	(1.95)	—	(2.09)	14.26	9.31		516	1.37		1.20		0.81		116
R5	15.16	0.16	1.14	1.30	(0.19)	(1.95)	—	(2.14)	14.32	9.62		204	1.05		0.90		1.14		116
Y	15.14	0.17	1.14	1.31	(0.19)	(1.95)	—	(2.14)	14.31	9.75		247	0.96		0.85		1.20		116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50	$3.69	$(0.13)	$—	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%		1.30%		1.48%		140%
B	10.68	0.09	3.34	3.43	(0.05)	—	—	(0.05)	14.06	32.21		4,337	2.35		2.05		0.77		140
C	10.60	0.09	3.30	3.39	(0.05)	—	—	(0.05)	13.94	32.12		12,315	2.18		2.05		0.73		140
R3	11.47	0.14	3.61	3.75	(0.12)	—	—	(0.12)	15.10	32.93		598	1.68		1.50		1.05		140
R4	11.48	0.23	3.55	3.78	(0.16)	—	—	(0.16)	15.10	33.25		172	1.34		1.20		1.75		140
R5	11.51	0.25	3.58	3.83	(0.18)	—	—	(0.18)	15.16	33.71		169	1.04		0.90		1.87		140
Y	11.51	0.29	3.53	3.82	(0.19)	—	—	(0.19)	15.14	33.59		224	0.93		0.85		2.33		140

For the Year Ended October 31, 2012(7)
A	$10.10	$0.08	$1.03	$1.11	$—	$—	$—	$—	$11.21	10.99%		$41,266	1.44%		1.30%		0.69%		121%
B	9.69	(0.01)	1.00	0.99	—	—	—	—	10.68	10.22		4,391	2.38		2.05		(0.06)		121
C	9.62	(0.01)	0.99	0.98	—	—	—	—	10.60	10.19		9,624	2.21		2.05		(0.06)		121
R3	10.35	0.05	1.07	1.12	—	—	—	—	11.47	10.82		144	1.65		1.50		0.52		121
R4	10.36	0.09	1.06	1.15	(0.03)	—	—	(0.03)	11.48	11.11		262	1.35		1.20		0.90		121
R5	10.36	0.12	1.07	1.19	(0.04)	—	—	(0.04)	11.51	11.48		127	1.03		0.90		1.11		121
Y	10.36	0.23	0.96	1.19	(0.04)	—	—	(0.04)	11.51	11.49		20,243	0.90		0.85		1.01		121

For the Year Ended October 31, 2011
A	$9.37	$0.03	$0.73	$0.76	$(0.03)	$—	$—	$(0.03)	$10.10	8.09%		$44,655	1.36%		1.30%		0.27%		202%
B	9.04	(0.05)	0.70	0.65	—	—	—	—	9.69	7.19		4,821	2.31		2.05		(0.47)		202
C	8.97	(0.05)	0.70	0.65	—	—	—	—	9.62	7.25		9,702	2.13		2.05		(0.48)		202
R3(12)	9.13	—	1.22	1.22	—	—	—	—	10.35	13.36	(4)	113	1.61	(5)	1.50	(5)	(0.40	)(5)	202
R4(12)	9.13	—	1.23	1.23	—	—	—	—	10.36	13.47	(4)	113	1.31	(5)	1.20	(5)	(0.12	)(5)	202
R5(12)	9.13	—	1.23	1.23	—	—	—	—	10.36	13.47	(4)	114	1.01	(5)	0.90	(5)	0.17	(5)	202
Y	9.60	0.07	0.76	0.83	(0.07)	—	—	(0.07)	10.36	8.61		88,130	0.87		0.85		0.68		202

For the Year Ended October 31, 2010
A	$7.49	$0.02	$1.86	$1.88	$—	$—	$—	$—	$9.37	25.10%		$46,068	1.45%		1.31%		0.19%		399	%(13)
B	7.27	(0.05)	1.82	1.77	—	—	—	—	9.04	24.35		5,420	2.39		2.06		(0.55)		399	(13)
C	7.21	(0.04)	1.80	1.76	—	—	—	—	8.97	24.41		10,025	2.22		2.06		(0.56)		399	(13)
Y	7.64	0.05	1.91	1.96	—	—	—	—	9.60	25.65		42,540	0.89		0.87		0.65		399	(13)

The accompanying notes are an integral part of these financial statements.

176

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford SmallCap Growth Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$48.63	$(0.03)		$3.89	$3.86	$—	$(2.12)	$—	$(2.12)	$50.37	8.26	%(4)	$264,166	1.20	%(5)	1.20	%(5)	(0.14	)%(5)	42%
B	40.12	(0.20)		3.17	2.97	—	(2.12)	—	(2.12)	40.97	7.77	(4)	2,160	2.20	(5)	2.06	(5)	(0.99	)(5)	42
C	39.77	(0.17)		3.15	2.98	—	(2.12)	—	(2.12)	40.63	7.87	(4)	52,577	1.90	(5)	1.90	(5)	(0.84	)(5)	42
I	49.55	0.05		3.97	4.02	—	(2.12)	—	(2.12)	51.45	8.43	(4)	193,716	0.90	(5)	0.90	(5)	0.18	(5)	42
R3	48.74	(0.10)		3.90	3.80	—	(2.12)	—	(2.12)	50.42	8.09	(4)	15,761	1.48	(5)	1.48	(5)	(0.42	)(5)	42
R4	49.86	(0.03)		4.01	3.98	—	(2.12)	—	(2.12)	51.72	8.28	(4)	72,110	1.16	(5)	1.16	(5)	(0.11	)(5)	42
R5	51.13	0.06		4.10	4.16	—	(2.12)	—	(2.12)	53.17	8.43	(4)	103,046	0.86	(5)	0.86	(5)	0.21	(5)	42
R6(6)	51.80	0.08		3.83	3.91	—	(2.12)	—	(2.12)	53.59	7.86	(4)	11	0.76	(5)	0.76	(5)	0.33	(5)	42
Y	51.49	0.08		4.14	4.22	—	(2.12)	—	(2.12)	53.59	8.49	(4)	310,342	0.76	(5)	0.76	(5)	0.29	(5)	42

For the Year Ended October 31, 2014
A	$47.96	$(0.26)		$4.36	$4.10	$—	$(3.43)	$—	$(3.43)	$48.63	9.02%		$239,697	1.28%		1.28%		(0.55)%		61%
B	40.45	(0.54)		3.64	3.10	—	(3.43)	—	(3.43)	40.12	8.16		2,695	2.26		2.11		(1.36)		61
C	40.08	(0.49)		3.61	3.12	—	(3.43)	—	(3.43)	39.77	8.30		44,184	1.97		1.97		(1.24)		61
I	48.67	(0.12)		4.43	4.31	—	(3.43)	—	(3.43)	49.55	9.34		114,450	0.97		0.97		(0.25)		61
R3	48.17	(0.38)		4.38	4.00	—	(3.43)	—	(3.43)	48.74	8.76		8,744	1.53		1.53		(0.81)		61
R4	49.06	(0.25)		4.48	4.23	—	(3.43)	—	(3.43)	49.86	9.09		47,028	1.22		1.22		(0.52)		61
R5	50.07	(0.11)		4.60	4.49	—	(3.43)	—	(3.43)	51.13	9.45		39,856	0.91		0.91		(0.22)		61
Y	50.36	(0.05)		4.61	4.56	—	(3.43)	—	(3.43)	51.49	9.54		213,384	0.81		0.81		(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)		$13.39	$13.24	$—	$—	$—	$—	$47.96	38.13%		$226,795	1.40%		1.40%		(0.37)%		90%
B	29.50	(0.36)		11.31	10.95	—	—	—	—	40.45	37.12		4,552	2.40		2.15		(1.05)		90
C	29.21	(0.40)		11.27	10.87	—	—	—	—	40.08	37.21		33,255	2.08		2.08		(1.13)		90
I	35.10	(0.05)		13.62	13.57	—	—	—	—	48.67	38.66		71,601	1.04		1.04		(0.13)		90
R3	34.93	(0.26)		13.50	13.24	—	—	—	—	48.17	37.90		8,280	1.59		1.59		(0.62)		90
R4	35.47	(0.19)		13.78	13.59	—	—	—	—	49.06	38.31		17,412	1.27		1.27		(0.44)		90
R5	36.10	(0.10)		14.07	13.97	—	—	—	—	50.07	38.70		3,579	0.97		0.97		(0.22)		90
Y	36.27	0.03		14.06	14.09	—	—	—	—	50.36	38.85		121,003	0.87		0.87		0.07		90

For the Year Ended October 31, 2012
A	$31.27	$(0.22)		$3.67	$3.45	$—	$—	$—	$—	$34.72	11.03%		$154,415	1.48%		1.40%		(0.65)%		73%
B	26.77	(0.40)		3.13	2.73	—	—	—	—	29.50	10.20		4,747	2.44		2.15		(1.41)		73
C	26.51	(0.40)		3.10	2.70	—	—	—	—	29.21	10.18		13,343	2.17		2.15		(1.40)		73
I	31.52	(0.11)		3.69	3.58	—	—	—	—	35.10	11.36		20,730	1.11		1.11		(0.33)		73
R3	31.53	(0.27)		3.67	3.40	—	—	—	—	34.93	11.78		3,672	1.67		1.60		(0.80)		73
R4	31.91	(0.19)		3.75	3.56	—	—	—	—	35.47	11.16		4,053	1.32		1.30		(0.54)		73
R5	32.38	(0.08)		3.80	3.72	—	—	—	—	36.10	11.49		345	1.05		1.00		(0.24)		73
Y	32.51	(0.06)		3.82	3.76	—	—	—	—	36.27	11.57		41,745	0.89		0.89		(0.18)		73

For the Year Ended October 31, 2011
A(11)	$27.59	$(0.29)		$3.97	$3.68	$—	$—	$—	$—	$31.27	13.34%		$154,303	1.48%		1.40%		(0.93)%		70%
B	23.80	(0.40)		3.37	2.97	—	—	—	—	26.77	12.48		7,018	2.39		2.15		(1.46)		70
C	23.57	(0.40)		3.34	2.94	—	—	—	—	26.51	12.47		12,285	2.18		2.15		(1.47)		70
I	27.73	(0.14)		3.93	3.79	—	—	—	—	31.52	13.67		9,312	1.10		1.10		(0.43)		70
R3	27.87	(0.30)		3.96	3.66	—	—	—	—	31.53	13.13		763	1.69		1.60		(0.93)		70
R4	28.13	(0.20)		3.98	3.78	—	—	—	—	31.91	13.44		3,059	1.30		1.30		(0.62)		70
R5	28.46	(0.11)		4.03	3.92	—	—	—	—	32.38	13.77		227	1.03		1.00		(0.33)		70
Y	28.54	(0.07)		4.04	3.97	—	—	—	—	32.51	13.91		134,508	0.89		0.89		(0.22)		70

For the Year Ended October 31, 2010
A	$20.45	$(0.15	)(14)	$7.27	$7.14	$—	$—	$—	$—	$27.59	34.91	%(15)	$53,548	1.62%		1.40%		(0.64)%		137%
B	17.78	(0.29	)(14)	6.29	6.02	—	—	—	—	23.80	33.86	(15)	8,398	2.59		2.15		(1.39)		137
C	17.60	(0.29	)(14)	6.24	5.97	—	—	—	—	23.57	33.92	(15)	11,084	2.34		2.15		(1.39)		137
I	20.50	(0.09	)(14)	7.30	7.23	—	—	—	—	27.73	35.27	(15)	5,384	1.23		1.15		(0.39)		137
R3	20.71	(0.22	)(14)	7.35	7.16	—	—	—	—	27.87	34.57	(15)	367	1.77		1.63		(0.90)		137
R4	20.84	(0.14	)(14)	7.40	7.29	—	—	—	—	28.13	34.98	(15)	2,831	1.38		1.33		(0.58)		137
R5	21.02	(0.06	)(14)	7.47	7.44	—	—	—	—	28.46	35.39	(15)	132	1.09		1.05		(0.26)		137
Y	21.06	(0.04	)(14)	7.49	7.48	—	—	—	—	28.54	35.52	(15)	93,908	0.95		0.95		(0.18)		137

The accompanying notes are an integral part of these financial statements.

177

Hartford Funds – Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Value Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$20.45	$0.11	$0.84	$0.95	$(0.13)	$(1.40)	$—	$(1.53)	$19.87	5.26	%(4)	$229,000	1.21	%(5)	1.21	%(5)	1.11	%(5)	29%
B	18.22	0.01	0.76	0.77	—	(1.40)	—	(1.40)	17.59	4.86	(4)	2,867	2.27	(5)	1.98	(5)	0.08	(5)	29
C	18.14	0.03	0.74	0.77	(0.04)	(1.40)	—	(1.44)	17.47	4.88	(4)	29,890	1.93	(5)	1.92	(5)	0.36	(5)	29
I	20.25	0.13	0.85	0.98	(0.20)	(1.40)	—	(1.60)	19.63	5.45	(4)	34,076	0.92	(5)	0.92	(5)	1.36	(5)	29
R3	20.62	0.08	0.86	0.94	(0.08)	(1.40)	—	(1.48)	20.08	5.14	(4)	4,015	1.52	(5)	1.47	(5)	0.77	(5)	29
R4	20.82	0.11	0.88	0.99	(0.14)	(1.40)	—	(1.54)	20.27	5.33	(4)	13,366	1.19	(5)	1.17	(5)	1.10	(5)	29
R5	20.95	0.14	0.87	1.01	(0.16)	(1.40)	—	(1.56)	20.40	5.44	(4)	2,720	0.90	(5)	0.87	(5)	1.40	(5)	29
Y	21.03	0.15	0.87	1.02	(0.20)	(1.40)	—	(1.60)	20.45	5.48	(4)	1,875	0.79	(5)	0.79	(5)	1.49	(5)	29

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$—	$(0.08)	$20.45	12.18%		$237,539	1.25%		1.25%		0.87%		74	%(16)
B	16.36	0.03	1.83	1.86	—	—	—	—	18.22	11.37		3,928	2.27		1.97		0.19		74	(16)
C	16.29	0.02	1.83	1.85	—	—	—	—	18.14	11.36		31,729	1.95		1.95		0.12		74	(16)
I	18.12	0.23	2.03	2.26	(0.13)	—	—	(0.13)	20.25	12.56		44,306	0.87		0.87		1.17		74	(16)
R3	18.50	0.13	2.05	2.18	(0.06)	—	—	(0.06)	20.62	11.84		4,528	1.53		1.47		0.63		74	(16)
R4	18.64	0.18	2.09	2.27	(0.09)	—	—	(0.09)	20.82	12.24		13,626	1.21		1.17		0.91		74	(16)
R5	18.76	0.24	2.10	2.34	(0.15)	—	—	(0.15)	20.95	12.52		2,735	0.88		0.85		1.15		74	(16)
Y	18.82	0.21	2.16	2.37	(0.16)	—	—	(0.16)	21.03	12.64		1,841	0.83		0.83		1.07		74	(16)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$—	$(0.22)	$18.31	32.53%		$118,203	1.44%		1.35%		0.67%		81%
B	12.54	—	3.93	3.93	(0.11)	—	—	(0.11)	16.36	31.50		3,825	2.39		2.10		(0.03)		81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	—	(0.12)	16.29	31.59		11,059	2.13		2.10		(0.07)		81
I	13.87	0.16	4.34	4.50	(0.25)	—	—	(0.25)	18.12	32.93		7,908	1.07		1.06		0.95		81
R3	14.16	0.08	4.45	4.53	(0.19)	—	—	(0.19)	18.50	32.31		1,480	1.68		1.55		0.49		81
R4	14.27	0.13	4.47	4.60	(0.23)	—	—	(0.23)	18.64	32.62		7,271	1.32		1.25		0.78		81
R5	14.36	0.18	4.50	4.68	(0.28)	—	—	(0.28)	18.76	33.06		1,909	1.02		0.95		1.08		81
Y	14.41	0.19	4.50	4.69	(0.28)	—	—	(0.28)	18.82	33.06		1,149	0.91		0.90		1.17		81

For the Year Ended October 31, 2012
A	$12.68	$0.19	$1.27	$1.46	$(0.12)	$—	$—	$(0.12)	$14.02	11.60%		$86,261	1.50%		1.35%		1.44%		56%
B	11.33	0.08	1.15	1.23	(0.02)	—	—	(0.02)	12.54	10.85		4,388	2.44		2.10		0.65		56
C	11.31	0.08	1.13	1.21	(0.03)	—	—	(0.03)	12.49	10.74		8,880	2.17		2.10		0.67		56
I	12.57	0.22	1.25	1.47	(0.17)	—	—	(0.17)	13.87	11.87		3,995	1.11		1.09		1.70		56
R3	12.81	0.18	1.27	1.45	(0.10)	—	—	(0.10)	14.16	11.38		1,443	1.70		1.55		1.31		56
R4	12.90	0.21	1.30	1.51	(0.14)	—	—	(0.14)	14.27	11.81		6,015	1.33		1.25		1.55		56
R5	12.99	0.31	1.24	1.55	(0.18)	—	—	(0.18)	14.36	12.08		1,296	1.05		0.95		2.25		56
Y	13.05	0.24	1.30	1.54	(0.18)	—	—	(0.18)	14.41	12.00		1,076	0.92		0.90		1.77		56

For the Year Ended October 31, 2011(7)
A(11)	$12.15	$0.09	$0.45	$0.54	$(0.01)	$—	$—	$(0.01)	$12.68	4.41%		$86,456	1.46%		1.35%		0.81%		70%
B	10.94	(0.02)	0.41	0.39	—	—	—	—	11.33	3.56		5,838	2.39		2.10		(0.10)		70
C	10.91	(0.01)	0.41	0.40	—	—	—	—	11.31	3.67		10,227	2.15		2.10		(0.09)		70
I	12.04	0.14	0.44	0.58	(0.05)	—	—	(0.05)	12.57	4.80		2,535	1.03		1.01		1.06		70
R3	12.30	0.07	0.44	0.51	—	—	—	—	12.81	4.15		934	1.68		1.55		0.45		70
R4	12.37	0.10	0.45	0.55	(0.02)	—	—	(0.02)	12.90	4.47		5,865	1.31		1.25		0.75		70
R5	12.45	0.13	0.47	0.60	(0.06)	—	—	(0.06)	12.99	4.81		221	1.05		0.95		1.04		70
Y	12.51	0.14	0.47	0.61	(0.07)	—	—	(0.07)	13.05	4.82		34,210	0.91		0.90		1.08		70

For the Year Ended October 31, 2010
A	$10.19	$0.04	$1.97	$2.01	$(0.05)	$—	$—	$(0.05)	$12.15	19.78%		$69,397	1.46%		1.35%		0.34%		87%
B	9.21	(0.04)	1.78	1.74	(0.01)	—	—	(0.01)	10.94	18.89		7,069	2.42		2.10		(0.40)		87
C	9.18	(0.04)	1.77	1.73	—	—	—	—	10.91	18.85		10,954	2.18		2.10		(0.41)		87
I	10.09	0.07	1.94	2.01	(0.06)	—	—	(0.06)	12.04	20.00		1,494	1.05		1.05		0.64		87
R3	10.30	0.01	2.00	2.01	(0.01)	—	—	(0.01)	12.30	19.56		1,021	1.67		1.58		0.10		87
R4	10.37	0.05	2.00	2.05	(0.05)	—	—	(0.05)	12.37	19.79		5,147	1.31		1.28		0.39		87
R5	10.43	0.07	2.03	2.10	(0.08)	—	—	(0.08)	12.45	20.17		154	1.07		0.98		0.65		87
Y	10.47	0.08	2.04	2.12	(0.08)	—	—	(0.08)	12.51	20.28		29,098	0.91		0.91		0.73		87

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

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Financial Highlights – (continued)

(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Commenced operations on November 7, 2014.
(7)	Net investment income (loss) per share amounts have been calculated using the SEC method.
(8)	Commenced operations on March 31, 2015.
(9)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation
(10)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(11)	Class L was merged into Class A on August 5, 2011.
(12)	Commenced operations on September 30, 2011.
(13)	During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.
(14)	The impact of the Payment from Affiliate per share was $0.02 for Class A, Class B, Class C and Class I and $0.03 for Class R3, Class R4, Class R5 and Class Y.
(15)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(16)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.

The accompanying notes are an integral part of these financial statements.

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Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by The Board of Directors of the Companies (the “Directors”). Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

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Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

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Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,056.50	$5.46	$1,000.00	$1,019.49	$5.36	1.07%	181	365
Class B	$1,000.00	$1,051.90	$9.92	$1,000.00	$1,015.13	$9.74	1.95%	181	365
Class C	$1,000.00	$1,053.10	$9.16	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class I	$1,000.00	$1,057.80	$4.08	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class R3	$1,000.00	$1,054.60	$7.13	$1,000.00	$1,017.85	$7.00	1.40%	181	365
Class R4	$1,000.00	$1,056.40	$5.56	$1,000.00	$1,019.39	$5.46	1.09%	181	365
Class R5	$1,000.00	$1,058.00	$4.03	$1,000.00	$1,020.88	$3.96	0.79%	181	365
Class R6(1)	$1,000.00	$1,054.70	$3.44	$1,000.00	$1,020.22	$3.38	0.71%	172	365
Class Y	$1,000.00	$1,058.40	$3.52	$1,000.00	$1,021.37	$3.46	0.69%	181	365

(1)	Commenced operations on November 7, 2014.

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Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,072.50	$5.60	$1,000.00	$1,019.39	$5.46	1.09%	181	365
Class B	$1,000.00	$1,068.70	$9.80	$1,000.00	$1,015.32	$9.54	1.91%	181	365
Class C	$1,000.00	$1,068.90	$9.23	$1,000.00	$1,015.87	$9.00	1.80%	181	365
Class I(1)	$1,000.00	$991.50	$0.44	$1,000.00	$1,003.67	$0.44	0.54%	30	365
Class R3	$1,000.00	$1,071.20	$6.93	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,073.20	$5.19	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class R5	$1,000.00	$1,074.30	$2.78	$1,000.00	$1,022.12	$2.71	0.54%	181	365
Class R6(1)	$1,000.00	$991.20	$0.37	$1,000.00	$1,003.74	$0.37	0.45%	30	365
Class Y	$1,000.00	$1,075.00	$3.29	$1,000.00	$1,021.62	$3.21	0.64%	181	365

(1)	Commenced operations on March 31, 2015.

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,038.80	$5.11	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class B	$1,000.00	$1,034.10	$9.78	$1,000.00	$1,015.17	$9.69	1.94%	181	365
Class C	$1,000.00	$1,035.00	$8.83	$1,000.00	$1,016.12	$8.75	1.75%	181	365
Class I	$1,000.00	$1,040.00	$4.10	$1,000.00	$1,020.78	$4.06	0.81%	181	365
Class R3	$1,000.00	$1,037.10	$6.82	$1,000.00	$1,018.10	$6.76	1.35%	181	365
Class R4	$1,000.00	$1,038.90	$5.26	$1,000.00	$1,019.64	$5.21	1.04%	181	365
Class R5	$1,000.00	$1,040.30	$3.74	$1,000.00	$1,021.13	$3.71	0.74%	181	365
Class R6(1)	$1,000.00	$1,029.50	$3.04	$1,000.00	$1,020.43	$3.03	0.64%	171	365
Class Y	$1,000.00	$1,040.70	$3.24	$1,000.00	$1,021.62	$3.21	0.64%	181	365

(1)	Commenced operations on November 7, 2014.

184

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.30	$5.15	$1,000.00	$1,019.74	$5.11	1.02%	181	365
Class B	$1,000.00	$1,034.50	$5.85	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class C	$1,000.00	$1,031.90	$8.77	$1,000.00	$1,016.17	$8.70	1.74%	181	365
Class I	$1,000.00	$1,036.70	$3.89	$1,000.00	$1,020.98	$3.86	0.77%	181	365
Class R3	$1,000.00	$1,033.60	$6.86	$1,000.00	$1,018.05	$6.81	1.36%	181	365
Class R4	$1,000.00	$1,035.60	$5.35	$1,000.00	$1,019.54	$5.31	1.06%	181	365
Class R5	$1,000.00	$1,037.00	$3.84	$1,000.00	$1,021.03	$3.81	0.76%	181	365
Class R6(1)	$1,000.00	$1,026.20	$3.25	$1,000.00	$1,020.36	$3.24	0.68%	172	365
Class Y	$1,000.00	$1,036.80	$3.33	$1,000.00	$1,021.52	$3.31	0.66%	181	365

(1)	Commenced operations on November 7, 2014.

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,107.60	$5.85	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class B	$1,000.00	$1,102.60	$10.58	$1,000.00	$1,014.73	$10.14	2.03%	181	365
Class C	$1,000.00	$1,103.90	$9.65	$1,000.00	$1,015.62	$9.25	1.85%	181	365
Class I	$1,000.00	$1,109.00	$4.71	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class R3	$1,000.00	$1,105.90	$7.57	$1,000.00	$1,017.60	$7.25	1.45%	181	365
Class R4	$1,000.00	$1,107.40	$5.96	$1,000.00	$1,019.14	$5.71	1.14%	181	365
Class R5	$1,000.00	$1,100.90	$4.38	$1,000.00	$1,020.63	$4.21	0.84%	181	365
Class R6(1)	$1,000.00	$1,100.50	$3.71	$1,000.00	$1,020.03	$3.57	0.75%	172	365
Class Y	$1,000.00	$1,109.60	$3.87	$1,000.00	$1,021.13	$3.71	0.74%	181	365

(1)	Commenced operations on November 7, 2014.

185

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,118.40	$6.67	$1,000.00	$1,018.50	$6.36	1.27%	181	365
Class B	$1,000.00	$1,113.90	$11.27	$1,000.00	$1,014.13	$10.74	2.15%	181	365
Class C	$1,000.00	$1,114.60	$10.54	$1,000.00	$1,014.83	$10.04	2.01%	181	365
Class I	$1,000.00	$1,120.00	$5.31	$1,000.00	$1,019.79	$5.06	1.01%	181	365
Class R3	$1,000.00	$1,116.80	$8.45	$1,000.00	$1,016.81	$8.05	1.61%	181	365
Class R4	$1,000.00	$1,118.40	$6.88	$1,000.00	$1,018.30	$6.56	1.31%	181	365
Class R5	$1,000.00	$1,120.10	$5.36	$1,000.00	$1,019.74	$5.11	1.02%	181	365
Class Y	$1,000.00	$1,120.40	$4.78	$1,000.00	$1,020.28	$4.56	0.91%	181	365

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,063.80	$5.78	$1,000.00	$1,019.19	$5.66	1.13%	181	365
Class B	$1,000.00	$1,059.10	$10.36	$1,000.00	$1,014.73	$10.14	2.03%	181	365
Class C	$1,000.00	$1,060.00	$9.50	$1,000.00	$1,015.57	$9.30	1.86%	181	365
Class I	$1,000.00	$1,064.80	$4.66	$1,000.00	$1,020.28	$4.56	0.91%	181	365
Class R3	$1,000.00	$1,062.10	$7.46	$1,000.00	$1,017.56	$7.30	1.46%	181	365
Class R4	$1,000.00	$1,064.00	$5.94	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class R5	$1,000.00	$1,065.30	$4.40	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class R6(1)	$1,000.00	$1,065.60	$3.70	$1,000.00	$1,019.98	$3.62	0.76%	172	365
Class Y	$1,000.00	$1,065.70	$3.89	$1,000.00	$1,021.03	$3.81	0.76%	181	365

(1)	Commenced operations on November 7, 2014.

186

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,062.00	$6.34	$1,000.00	$1,018.65	$6.21	1.24%	181	365
Class B	$1,000.00	$1,056.90	$10.71	$1,000.00	$1,014.38	$10.49	2.10%	181	365
Class C	$1,000.00	$1,057.90	$10.00	$1,000.00	$1,015.08	$9.79	1.96%	181	365
Class I	$1,000.00	$1,063.40	$4.81	$1,000.00	$1,020.13	$4.71	0.94%	181	365
Class R3	$1,000.00	$1,059.70	$7.76	$1,000.00	$1,017.26	$7.60	1.52%	181	365
Class R4	$1,000.00	$1,061.60	$6.19	$1,000.00	$1,018.79	$6.06	1.21%	181	365
Class R5	$1,000.00	$1,063.70	$4.71	$1,000.00	$1,020.23	$4.61	0.92%	181	365
Class Y	$1,000.00	$1,064.10	$4.15	$1,000.00	$1,020.78	$4.06	0.81%	181	365

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,035.10	$6.76	$1,000.00	$1,018.15	$6.71	1.34%	181	365
Class B	$1,000.00	$1,031.30	$10.78	$1,000.00	$1,014.18	$10.69	2.14%	181	365
Class C	$1,000.00	$1,031.40	$10.17	$1,000.00	$1,014.78	$10.09	2.02%	181	365
Class I	$1,000.00	$1,036.30	$5.65	$1,000.00	$1,019.24	$5.61	1.12%	181	365
Class R3	$1,000.00	$1,034.00	$7.77	$1,000.00	$1,017.16	$7.70	1.54%	181	365
Class R4	$1,000.00	$1,035.40	$6.26	$1,000.00	$1,018.65	$6.21	1.24%	181	365
Class R5	$1,000.00	$1,037.20	$4.80	$1,000.00	$1,020.08	$4.76	0.95%	181	365
Class R6(1)	$1,000.00	$1,040.50	$4.04	$1,000.00	$1,019.60	$4.00	0.84%	172	365
Class Y	$1,000.00	$1,037.50	$4.24	$1,000.00	$1,020.63	$4.21	0.84%	181	365

(1)	Commenced operations on November 7, 2014.

187

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small/Mid Cap Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,044.40	$6.59	$1,000.00	$1,018.35	$6.51	1.30%	181	365
Class B	$1,000.00	$1,040.90	$10.37	$1,000.00	$1,014.63	$10.24	2.05%	181	365
Class C	$1,000.00	$1,040.70	$10.37	$1,000.00	$1,014.63	$10.24	2.05%	181	365
Class I(1)	$1,000.00	$971.00	$0.75	$1,000.00	$1,003.35	$0.77	0.93%	30	365
Class R3	$1,000.00	$1,043.90	$7.60	$1,000.00	$1,017.36	$7.50	1.50%	181	365
Class R4	$1,000.00	$1,045.50	$6.09	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class R5	$1,000.00	$1,046.80	$4.57	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class Y	$1,000.00	$1,047.30	$4.31	$1,000.00	$1,020.58	$4.26	0.85%	181	365

(1)	Commenced operations on March 31, 2015.

The Hartford SmallCap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,082.60	$6.20	$1,000.00	$1,018.84	$6.01	1.20%	181	365
Class B	$1,000.00	$1,077.70	$10.61	$1,000.00	$1,014.58	$10.29	2.06%	181	365
Class C	$1,000.00	$1,078.70	$9.79	$1,000.00	$1,015.37	$9.49	1.90%	181	365
Class I	$1,000.00	$1,084.30	$4.65	$1,000.00	$1,020.33	$4.51	0.90%	181	365
Class R3	$1,000.00	$1,080.90	$7.64	$1,000.00	$1,017.46	$7.40	1.48%	181	365
Class R4	$1,000.00	$1,082.80	$5.99	$1,000.00	$1,019.04	$5.81	1.16%	181	365
Class R5	$1,000.00	$1,084.30	$4.44	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class R6(1)	$1,000.00	$1,078.60	$3.72	$1,000.00	$1,019.98	$3.62	0.76%	172	365
Class Y	$1,000.00	$1,084.90	$3.93	$1,000.00	$1,021.03	$3.81	0.76%	181	365

(1)	Commenced operations on November 7, 2014.

188

Hartford Funds – Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,052.60	$6.16	$1,000.00	$1,018.79	$6.06	1.21%	181	365
Class B	$1,000.00	$1,048.60	$10.06	$1,000.00	$1,014.98	$9.89	1.98%	181	365
Class C	$1,000.00	$1,048.80	$9.75	$1,000.00	$1,015.27	$9.59	1.92%	181	365
Class I	$1,000.00	$1,054.50	$4.69	$1,000.00	$1,020.23	$4.61	0.92%	181	365
Class R3	$1,000.00	$1,051.40	$7.48	$1,000.00	$1,017.51	$7.35	1.47%	181	365
Class R4	$1,000.00	$1,053.30	$5.96	$1,000.00	$1,018.99	$5.86	1.17%	181	365
Class R5	$1,000.00	$1,054.40	$4.43	$1,000.00	$1,020.48	$4.36	0.87%	181	365
Class Y	$1,000.00	$1,054.80	$4.02	$1,000.00	$1,020.88	$3.96	0.79%	181	365

189

Hartford Funds – Domestic Equity Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (All Funds except Dividend and Growth Fund, Equity Income Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund and Value Opportunities Fund) Actively trading investments may result in higher costs and higher taxable income.

Asset Allocation Strategy Risk: (Capital Appreciation Fund only) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Dividend Paying Security Investment Risk: (Dividend and Growth Fund and Equity Income Fund only) Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing a Fund to underperform.

Foreign Investment Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Foreign Investment and Emerging Markets Risk: Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: (Growth Opportunities Fund, Small Company Fund and SmallCap Growth Fund only) Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Health Sector Risk: (Healthcare Fund only) Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Market, Selection and Strategy Risk: A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee a Fund will achieve its stated objective.

Mid-Cap Stock Risk: (Capital Appreciation Fund, Growth Opportunities Fund, MidCap Fund and MidCap Value Fund only) Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Quantitative Analysis Risk: (Core Equity Fund and Small/Mid Cap Fund only) Certain Funds use quantitative analysis in its securities selection; securities selected by this method may perform differently from the broader stock market.

Small-Cap Stock Risk: (Small Company Fund and SmallCap Growth Fund) Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Small/Mid-Cap Stock Risk: (Healthcare Fund, Small/Mid Cap Equity Fund and Value Opportunities Fund only) Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Value Investing Risk: (Equity Income Fund, MidCap Value Fund and Value Opportunities Fund only) Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

190

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

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c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

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Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

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You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-DE15 6/15 117962 Printed in U.S.A.	hartfordfunds.com

HARTFORDFUNDS

Our benchmark is the investor.℠

TAX-EXEMPT FIXED INCOME FUNDS

2015 Semi Annual Report

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended April 30, 2015, the period of this report, after notching its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index[1] has grown more than 200%. Returns have been modest so far in 2015, with the S&P 500 Index gaining just less than 2% through April, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil, due to a supply glut unmatched by demand, were market drivers during the period.

In addition, central banks around the globe continue to play an important role in influencing investor and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up their existing QE program to stimulate growth by increasing the amount of purchases in their bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the Eurozone. In particular, Greece remains a source of concern as it tries to negotiate its debt repayment to satisfy its creditors.

As the second half of the year approaches, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford Funds.

James Davey

President

Hartford Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford Funds – Tax-Exempt Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Municipal Opportunities Fund inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	Since Inception[2]
Municipal Opportunities A3	1.24%	4.79%	4.89%	2.63%
Municipal Opportunities A4	-3.32%	0.07%	3.93%	2.03%
Municipal Opportunities B3	0.74%	3.89%	4.10%	1.83%	[5]
Municipal Opportunities B4	-4.25%	-1.11%	3.76%	1.83%	[5]
Municipal Opportunities C3	0.86%	4.01%	4.13%	1.87%
Municipal Opportunities C4	-0.14%	3.01%	4.13%	1.87%
Municipal Opportunities I3	1.36%	5.04%	5.16%	2.90%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	0.84%	3.46%	4.02%	4.67%

[1]	Not Annualized
[2]	Inception: 05/31/2007
[3]	Without sales charge
[4]	With sales charge
[5]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Municipal Opportunities Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Opportunities Class A	0.69%	0.90%
Municipal Opportunities Class B	1.44%	1.72%
Municipal Opportunities Class C	1.44%	1.66%
Municipal Opportunities Class I	0.44%	0.65%

*	As shown in the Fund’s current prospectus dated March 1, 2015, as supplemented June 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated June 1, 2015, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this semiannual report is as of April 30, 2015 and does not reflect any changes made to the total annual fund operating expense table in the June 1, 2015 prospectus. The net expense ratios shown in the June 1, 2015 prospectus are 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the June 1, 2015 prospectus are 0.70%, 1.52%, 1.46% and 0.45% for Class A, Class B, Class C and Class I, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Municipal Opportunities Fund returned 1.24%, before sales charge, for the six-month period ended April 30, 2015, outperforming the Fund’s Index, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index , which returned 0.84% for the same period. The Fund also outperformed the 0.57% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April of 2014 pushed the country into recession during the third quarter of 2014. The U.S. economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In

3

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) moved above those of 10-year Treasuries during the six-month period, as the GO-to-Treasury yield ratio rose from 89% to 103%. Technicals were somewhat weaker during the period, with negative tax-season mutual fund flows and continued strong issuance driven by refundings. However, we do expect demand to rebound by summer. Municipal credit spreads continued to tighten over the period, but remained attractive relative to corporates on an after-tax basis.

The Fund’s allocation to and security selection within high yield revenue bonds was the primary driver of outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index during the period, largely due to selection within the Tobacco and Healthcare sectors. Security selection within Investment Grade Revenue Bonds, specifically within the Lease sector, and within Investment Grade Local General Obligation (GO) Bonds also contributed to outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index. Duration and yield curve positioning contributed to outperformance relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, largely due to our overweights to the 10-year and 20-year portions of the curve, as rates fell significantly over the period.

Derivatives were not used in a significant manner in this Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect U.S. economic momentum to be positive for the remainder of 2015, although the global economic backdrop may pose a risk. We expect a slow increase in rates as the Fed moves policy and ended the quarter with a moderately pro-cyclical risk posture. We believe fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. High-grade municipals appear cheap relative to Treasuries, particularly from 10 years out. Traffic on toll roads has surprised to the upside, while airports continue to see modest positive traffic growth.

In Healthcare, early results under the Affordable Care Act are very positive, as higher coverage levels for the patient population flow through to hospitals’ bottom lines. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in this area, especially special-tax, toll-road, airport, and health care.

4

The Hartford Municipal Real Return Fund inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 4/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Municipal Real Return A2	-0.41%	1.86%	3.46%	2.13%
Municipal Real Return A3	-4.89%	-2.73%	2.51%	1.66%
Municipal Real Return B2	-0.67%	1.12%	2.72%	1.52%	[4]
Municipal Real Return B3	-5.59%	-3.83%	2.36%	1.52%	[4]
Municipal Real Return C2	-0.78%	1.11%	2.71%	1.38%
Municipal Real Return C3	-1.76%	0.12%	2.71%	1.38%
Municipal Real Return I2	-0.28%	2.21%	3.75%	2.36%
Municipal Real Return Y2	-0.28%	2.23%	3.77%	2.37%
Barclays Municipal Bond 1-15 Year Blend (1-17) Index	0.84%	3.46%	4.02%	4.32%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge
[4]	Class B shares convert to Class A shares after 8 years. The return shown reflects the conversion to Class A shares, which had different operating expenses, for the period after conversion.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class B shares reflect a contingent deferred sales charge of up to 5.00% and declining to zero, depending on the period of time the shares are held.

Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Effective 9/30/09, Class B shares of the Fund were closed to new investments.

Class I shares commenced operations on 5/31/07. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges), which had different operating expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Municipal Bond 1-15 Year Blend (1-17) Index is a sub-index of the Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

5

The Hartford Municipal Real Return Fund

Manager Discussion

April 30, 2015 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Real Return Class A	0.69%	0.90%
Municipal Real Return Class B	1.44%	1.73%
Municipal Real Return Class C	1.44%	1.64%
Municipal Real Return Class I	0.44%	0.66%
Municipal Real Return Class Y	0.44%	0.60%

*	As shown in the Fund’s current prospectus dated March 1, 2015, as supplemented June 1, 2015. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the six-month period ended April 30, 2015.

Gross expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus. Net expenses are the Fund’s total annual operating expenses shown in the Fund’s most recent prospectus and reflect contractual expense reimbursements in instances when these reductions reduce the Fund’s gross expenses. Contractual reimbursements remain in effect until February 29, 2016, and automatically renew for one-year terms unless terminated.

The Fund filed an updated prospectus, dated June 1, 2015, with the U.S. Securities and Exchange Commission that became effective on that date. However, the information in this semiannual report is as of April 30, 2015 and does not reflect any changes made to the total annual fund operating expense table in the June 1, 2015 prospectus. The net expense ratios shown in the June 1, 2015 prospectus are 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively, and reflect contractual expense reimbursements in place until February 29, 2016. The gross expense ratios shown in the June 1, 2015 prospectus are 0.75%, 1.58%, 1.49%, 0.51% and 0.45% for Class A, Class B, Class C, Class I and Class Y, respectively.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

Lindsay T. Politi*

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA**

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class A shares of The Hartford Municipal Real Return Fund returned -0.41%, before sales charge, for the six-month period ended April 30, 2015, underperforming the Fund’s benchmark, the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 0.84% for the same period. The Fund also underperformed the 0.57% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Over the period, global central banks maintained easy monetary policies with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an unprecedented open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. China’s central bank cut interest rates for the first time in two years. Meanwhile, the U.S. Federal Reserve (Fed) charted a course for policy normalization (i.e. bringing interest rates to historically normal levels) and the Bank of England debated the risk of deflation and whether the next interest rate move would be up or down.

The U.S. economy proved generally resilient over the period while growth in Europe, Japan, and China weakened. European data in

*	Effective 5/7/2015, Ms. Politi is no longer a portfolio manager of the Fund.
**	Mr. Marvan became a portfolio manager of the Fund effective May 6, 2015.

6

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

April 30, 2015 (Unaudited)

particular disappointed, especially in core countries like Germany; however, there were signs of improvement later in the period. China continued to face conditions that may make future growth difficult from weakening domestic demand and a slumping real estate sector. In Japan, Prime Minister Shinzo Abe postponed a proposed second sales tax increase after the first tax increase in April pushed the country into recession during the third quarter of 2014. The U.S.

economy’s positive growth trend remained in place at the beginning of the period before the harsh winter weather, West Coast port disruptions, and the effects of a stronger U.S. dollar all acted to slow activity in the first quarter. However, there was continued strength in the labor market with further declines in the unemployment rate. Annual consumer price inflation turned negative for the first time since 2009 mainly because of the steep fall in energy costs.

Global government bond prices gained over the period as subpar growth and deflationary pressures kept central banks in easing mode. European government bond yields hit record lows with many moving to negative yields due to the ECB’s monetary stimulus. In the U.S., yields largely declined amid expectations that the Fed will take its time in raising interest rates. Longer-term Treasury yields declined the most, resulting in a flattening of the yield curve.

Absolute returns across the major fixed income sectors were positive as the decline in government bond yields offset the credit-spread widening in certain sectors such as high yield and emerging markets. However, credit-sensitive sectors generally underperformed duration-equivalent government bonds.

The yield on 10-year AAA rated general obligation municipal bonds (GOs) moved above those of 10-year Treasuries during the six-month period, as the GO-to-Treasury yield ratio rose from 89% to 103%. Technicals were somewhat weaker during the period, with negative tax-season mutual fund flows and continued strong issuance driven by refundings. However, we do expect demand to rebound by summer. Municipal credit spreads continued to tighten over the period, but remained attractive relative to corporates on an after-tax basis.

The Fund’s inflation overlay – which is implemented via CPI swap derivatives – was the main driver of relative underperformance during the period, as longer term inflation expectations decreased during the period. Security selection within investment grade revenue bonds contributed to returns relative to the Barclays Municipal Bond 1-15 Year Blend (1-17) Index, particularly within the lease, education, transportation, and special tax sectors. Security selection within investment grade general obligation (GO) bonds also contributed to relative performance over the period. Our allocation to and security selection within high yield revenue bonds was also additive over the period, in particular within the special tax and health care sectors.

What is the outlook?

We expect U.S. economic momentum to be positive for the remainder of 2015, although the global economic backdrop may pose a risk. We expect a slow increase in rates as the Fed moves policy and ended the quarter with a moderately pro-cyclical risk posture. We believe fundamentals are good for the broad universe of municipal credits, with modest revenue growth and ongoing balance sheet repair at most states and municipalities. High-grade municipals appear cheap relative to Treasuries, particularly from 10 years out. Traffic on toll roads has surprised to the upside, while airports continue to see modest positive traffic growth.

In Healthcare, early results under the Affordable Care Act are very positive, as higher coverage levels for the patient population flow through to hospitals’ bottom lines. We expect revenue bond fundamentals to remain positive in the near-to medium-term and continue to favor credits in this area, especially special-tax, toll-road, airport, and health care.

With regard to inflation, in the short term we expect sustained low energy prices to continue to weigh on realized inflation and inflation expectations. Longer term, we believe there are more upward pressures on core inflation in the U.S. and that longer-term inflation breakeven rates, which can be regarded as a proxy for the market’s inflation expectations, are compelling. We expect the Fed to begin raising rates later this year, as employment and wage growth suggest that the U.S. economy and labor market are strengthening despite weaker than expected first quarter indicators. We believe rising short term interest rates and an improving economic environment would be beneficial for bank loan investments.

We increased the portfolio’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio, or inflation protection, at approximately 87% on a contribution to duration basis at the end of the period.

7

The Hartford Municipal Opportunities Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	6.3%
Aa / AA	36.0
A	26.9
Baa / BBB	7.7
Ba / BB	2.0
B	4.6
Not Rated	12.9
Short-Term Instruments	2.1
Other Assets & Liabilities	1.5

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Industry

as of April 30, 2015 (Unaudited)

Industry	Percentage of Net Assets
Airport	6.2%
Development	5.8
Education	4.0
Facilities	1.5
General	16.2
General Obligation	9.1
Higher Education	2.5
Medical	16.1
Mello-Roos	0.5
Multifamily Hsg	0.2
Nursing Homes	4.4
Pollution	0.6
Power	3.7
School District	4.0
Single Family Hsg	0.5
Tobacco	4.7
Transportation	9.6
Utilities	0.8
Water	6.0
Short-Term Investments	2.1
Other Assets & Liabilities	1.5

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Municipal Opportunities Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4%
	Alabama - 1.3%
	Birmingham, AL, Baptist Medical Center Special Care Fac
$1,855,000	5.25%, 11/15/2016	$1,898,388
	Jefferson County, AL, Sewer Rev
2,000,000	5.00%, 10/01/2017	2,149,000
	Mobile, AL, Industrial Development Board Pollution
1,540,000	1.65%, 06/01/2034(1)	1,558,542

		5,605,930

	Arizona - 2.3%
	Arizona State Health Fac Auth
2,000,000	5.00%, 12/01/2029	2,285,900
2,000,000	5.00%, 12/01/2030	2,273,560
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265,000	6.20%, 07/15/2032	277,058
	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School
1,435,000	8.50%, 07/01/2039	1,814,586
	Salt River, AZ, Agricultural Improvement
3,000,000	5.00%, 12/01/2027	3,533,460

		10,184,564

	California - 13.0%
	Bay Area, CA, Toll Auth Bridge Rev
1,450,000	1.50%, 04/01/2047(1)	1,466,153
	California County, CA, Tobacco Securitization
1,000,000	5.00%, 06/01/2022	1,167,470
	California State Communities DA Rev
955,000	0.96%, 04/01/2036(1)	813,288
1,000,000	5.63%, 10/01/2032	1,071,440
	California State Department of Water Resources Power Supply Rev
3,225,000	5.00%, 05/01/2022	3,902,218
	California State GO
4,985,000	6.50%, 04/01/2033	5,992,169
	California State Health Facilities
1,500,000	6.00%, 07/01/2029	1,749,810
	California State Public Works Board, Correctional Facilities Improvement
1,000,000	6.00%, 03/01/2035	1,185,500
	California State Public Works Board, Lease Rev
2,000,000	5.25%, 10/01/2023	2,402,260
	California State Public Works Board, State University Trustees
2,000,000	6.25%, 04/01/2034	2,365,720
	Foothill-Eastern Transportation Corridor Agency
660,000	5.00%, 01/15/2053(1)	710,411
	Golden State Tobacco Securitization Corp.
5,000,000	5.75%, 06/01/2047	4,300,800
	Hemet, CA Unif School Dist FA Special Tax
1,440,000	5.00%, 09/01/2030	1,632,240
535,000	5.00%, 09/01/2031	604,994
	Irvine, CA, Improvement Bond Act
1,065,000	4.00%, 09/02/2016	1,105,640
	Long Beach, CA, FA Natural Gas
425,000	1.62%, 11/15/2027(1)	387,770
	Oakland, CA, Airport Rev
1,000,000	5.00%, 05/01/2026	1,124,630

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	California - 13.0% - (continued)
	Port of Oakland, CA
$985,000	5.00%, 05/01/2021	$1,154,036
500,000	5.00%, 05/01/2023	585,290
	Rancho Cucamonga, CA, Redev Agency Tax
1,000,000	5.00%, 09/01/2029	1,163,320
	San Bernardino, CA, USD GO
1,150,000	5.00%, 08/01/2021	1,368,466
	San Buenaventura, CA, Community Memorial Health System
1,000,000	7.50%, 12/01/2041	1,230,360
	San Diego, CA, Redev Agency Tax Allocation
3,000,000	7.00%, 11/01/2039	3,548,880
	San Joaquin Hills, CA, Transporation Auth
875,000	5.00%, 01/15/2029	988,986
	San Jose, CA, Redev Agency
2,575,000	5.00%, 08/01/2022	2,751,954
500,000	6.50%, 08/01/2023	557,695
	San Mateo Joint Powers Financing Auth
1,250,000	5.00%, 06/15/2029	1,456,637
1,250,000	5.00%, 06/15/2030	1,449,050
	Santa Cruz County, CA, Redev Agency
1,250,000	5.00%, 09/01/2024	1,510,700
1,335,000	6.63%, 09/01/2029	1,547,519
	Santa Margarita, CA, Water Dist Special Tax
500,000	4.25%, 09/01/2021	543,840
500,000	5.00%, 09/01/2022	573,775
500,000	5.00%, 09/01/2023	573,145
1,130,000	5.00%, 09/01/2028	1,283,996
	Twin Rivers, CA, Unif School Dist Cops
3,000,000	3.45%, 07/01/2037(1)	3,005,550

		57,275,712

	Colorado - 0.3%
	Denver, CO, City and County Special Fac Airport Rev
1,000,000	5.00%, 11/15/2018	1,123,860

	Connecticut - 1.4%
	City of New Haven, CT, GO
2,600,000	5.00%, 08/01/2024	3,058,068
	Connecticut Housing FA
995,000	4.00%, 11/15/2044	1,074,222
	Hartford, CT, GO
1,850,000	5.00%, 04/01/2026	2,117,047

		6,249,337

	District of Columbia - 0.6%
	Metropolitan Washington, DC, Airport Auth System Rev
1,000,000	5.00%, 10/01/2020	1,159,640
1,450,000	5.00%, 10/01/2022	1,709,753

		2,869,393

	Florida - 8.6%
	Arlington of Naples
500,000	6.50%, 05/15/2020(2)	500,695
500,000	7.00%, 05/15/2024(2)	559,830
2,000,000	5.00%, 07/01/2027	2,325,040
	Florida Village Community Development Dist No 8
2,195,000	6.38%, 05/01/2038	2,449,225
	Greater Orlando, FL, Aviation Auth
3,300,000	5.00%, 10/01/2021	3,875,025
1,040,000	5.00%, 10/01/2024	1,189,022

The accompanying notes are an integral part of these financial statements.

9

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Florida - 8.6% - (continued)
	Highlands County, FL, Adventist Health (Prerefunded with US Gov’t Securities)
$125,000	5.25%, 11/15/2036(1)	$133,926
	Highlands County, FL, Health Fac Auth
1,905,000	5.25%, 11/15/2036(1)	2,014,576
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc.
2,000,000	6.25%, 09/01/2027	2,154,000
	Jacksonville, FL, Sales Tax Rev
2,700,000	5.00%, 10/01/2021	3,216,861
	Lake County, FL, School Board
2,000,000	5.00%, 06/01/2026	2,327,680
	Lakeland, FL, Retirement Community Rev
1,750,000	6.38%, 01/01/2043	1,863,312
	Magnolia Creek, FL, Community Development Dist Capital Improvement
500,000	0.03%, 05/01/2039(3)	175,000
	Miami-Dade County, FL
3,000,000	5.00%, 07/01/2032	3,417,480
	Miami-Dade County, FL, Aviation Rev
1,000,000	5.00%, 10/01/2024	1,152,700
2,500,000	5.00%, 10/01/2026	2,840,425
	Miami-Dade County, FL, School Board
2,000,000	5.00%, 08/01/2027(4)	2,224,420
	Orange County, FL, School Board
2,130,000	5.00%, 08/01/2026	2,517,639
	Palm Beach County, FL, Health System
1,000,000	6.75%, 06/01/2024	1,125,290
	River Bend Community Development Dist, Capital Improvement Rev
1,560,000	0.00%, 11/01/2015(5)	201,240
	Village, FL, Community Development Dist #11
500,000	3.25%, 05/01/2019	501,325
	Volusia County, FL, School Board
775,000	5.00%, 08/01/2025	919,855

		37,684,566

	Georgia - 1.2%
	Clayton County, GA, DA
1,965,000	9.00%, 06/01/2035	1,977,085
	Dekalb Newton and Gwinnett Counties, GA, Joint DA
1,500,000	6.00%, 07/01/2034	1,703,400
	Marietta, GA, DA Life University, Inc. Proj
1,500,000	7.00%, 06/15/2030	1,600,905

		5,281,390

	Hawaii - 0.3%
	Hawaii State Dept of Transportation
1,000,000	5.00%, 08/01/2022	1,166,730

	Idaho - 0.3%
	Idaho State Helath Facilities Auth Rev
1,000,000	5.00%, 03/01/2032	1,112,160

	Illinois - 9.4%
	Aurora, IL, Tax Increment Rev
830,000	6.75%, 12/30/2027	905,912
	Chicago, IL, Board of Education
1,625,000	6.00%, 01/01/2020	1,790,051
	Chicago, IL, O’Hare International Airport Rev
855,000	5.25%, 01/01/2027	857,685

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Illinois - 9.4% - (continued)
	Chicago, IL, Park Dist, GO
$2,750,000	5.00%, 01/01/2026	$3,070,842
	Chicago, IL, Transit Auth.
2,770,000	5.00%, 06/01/2021	2,925,840
	City of Chicago, IL, GO
1,700,000	4.00%, 01/01/2018	1,758,429
	Illinois FA Rev, Art Institute of Chicago Ser A
1,400,000	6.00%, 03/01/2038	1,627,472
	Illinois FA Rev, Silver Cross Hospital and Medicine
3,000,000	5.50%, 08/15/2030	3,277,470
	Illinois Metropolitan Pier & Exposition Auth
4,000,000	4.32%, 12/15/2024(3)	2,917,640
	Illinois State FA Rev
1,650,000	5.00%, 11/15/2031	1,857,784
1,500,000	5.00%, 11/15/2033	1,664,760
1,250,000	7.75%, 08/15/2034	1,544,950
	Illinois State GO
1,500,000	5.00%, 01/01/2022	1,656,840
1,500,000	5.00%, 08/01/2025	1,634,685
1,500,000	5.25%, 01/01/2021	1,687,590
	Illinois State Sales Tax Rev
1,830,000	6.50%, 06/15/2022	2,125,106
	Illinois State Toll Highway Auth
2,000,000	5.00%, 01/01/2030	2,305,900
	Illinois State Unemployment Insurance Fund
1,000,000	5.00%, 06/15/2019	1,004,990
1,500,000	5.00%, 12/15/2019	1,507,485
	Kane Cook & DuPage Counties GO
2,800,000	5.00%, 01/01/2031	3,153,500
	Metropolitan Pier & Exposition Auth.
1,630,000	5.00%, 12/15/2020	1,891,110

		41,166,041

	Indiana - 1.8%
	Indiana State FA Hospital Rev
1,000,000	5.00%, 12/01/2029	1,158,100
	Indiana State Financing Auth Rev
1,625,000	5.00%, 03/01/2023	1,821,154
	Indianapolis, IN Airport Auth Rev
1,000,000	5.00%, 01/01/2029	1,123,040
	Richmond, IN, Hospital Auth. Rev
775,000	5.00%, 01/01/2035	852,833
	Vigo County, IN, Hospital Auth
2,000,000	5.75%, 09/01/2042(2)	2,024,040
	Whiting, IN, Environmental Facilities Rev
1,000,000	1.85%, 06/01/2044(1)	1,003,790

		7,982,957

	Kansas - 0.3%
	Wyandotte County-Kansas City, KS
1,000,000	5.00%, 09/01/2025	1,181,170

	Kentucky - 0.9%
	Kentucky Public Transportation Inf Auth
350,000	5.00%, 07/01/2017	379,621
	Louisville & Jefferson County, KY
1,515,000	5.00%, 12/01/2023	1,760,157
	Louisville & Jefferson County, KY, Metropolitan
1,710,000	1.65%, 10/01/2033(1)	1,730,657

		3,870,435

The accompanying notes are an integral part of these financial statements.

10

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Louisiana - 1.8%
	Louisana State, Tobacco Settlement Financing Corp.
$2,500,000	5.00%, 05/15/2026	$2,665,800
	Louisiana State, Local Gov’t Environmental Facs. & Community Dev. Auth
1,750,000	6.00%, 11/15/2035	1,751,312
	New Orleans, LA, Aviation Board
750,000	5.00%, 01/01/2034	826,598
2,500,000	6.00%, 01/01/2023	2,873,625

		8,117,335

	Maryland - 0.3%
	Westminster Maryland Rev
1,500,000	4.38%, 07/01/2021	1,542,735

	Massachusetts - 1.6%
	Massachusetts State Development Fin Agency Rev
1,200,000	8.00%, 04/15/2031	1,413,468
	Massachusetts State Health and Education Fac Auth
1,390,000	8.00%, 10/01/2039	1,433,104
	Massachusetts State Health and Education Fac Auth Rev
965,000	8.00%, 10/01/2039	995,455
	Massachusetts State PA
455,000	4.00%, 07/01/2022	505,437
385,000	5.00%, 07/01/2021	450,600
650,000	5.00%, 07/01/2023	760,487
	Tufts Medical Center, Inc
1,200,000	5.00%, 01/01/2019	1,343,832

		6,902,383

	Michigan - 4.0%
	Kent, MI, Hospital FA
4,000,000	6.00%, 07/01/2035	4,027,040

	Michigan FA
1,000,000	5.00%, 07/01/2018	1,097,390
650,000	5.00%, 07/01/2029	715,617
2,700,000	5.00%, 10/01/2030	3,082,536
	Michigan St FA
2,555,000	5.00%, 06/01/2033	2,838,043
1,000,000	5.00%, 06/01/2034	1,107,510
	Royal Oak, MI, Hospital FA
2,000,000	8.25%, 09/01/2039	2,471,860
	Wayne County, MI, Airport Auth Rev
1,000,000	5.00%, 12/01/2015	1,025,330
1,000,000	5.00%, 12/01/2030	1,135,900

		17,501,226

	Mississippi - 0.7%
	Mississippi State Business Fin Corp.
3,000,000	1.63%, 12/01/2040(1)	3,020,730

	Missouri - 0.9%
	Kirkwood, MO, Industrial DA Retirement Community
3,500,000	8.25%, 05/15/2045	4,015,165

	Nevada - 1.0%
	Clark County, NV, School Dist GO
1,625,000	5.00%, 06/15/2020	1,650,074
	Las Vegas, NV Spl Impt Dist
365,000	5.00%, 06/01/2027	375,716
700,000	5.00%, 06/01/2029	715,344

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Nevada - 1.0% - (continued)
	Mesquite, NV, Special Improvement Dist 07-01
$415,000	6.00%, 08/01/2027	$421,628
	Nevada State Natural Resources GO
1,110,000	5.00%, 03/01/2026	1,319,901

		4,482,663

	New Jersey - 3.6%
	New Jersey Health Care Facilities FA, Hospital Asset Transformation
2,855,000	5.75%, 10/01/2031	3,296,440
	New Jersey State Econ DA
1,510,000	4.88%, 09/15/2019	1,593,246
1,590,000	5.00%, 03/01/2023	1,766,840
	New Jersey State Educational FA Rev, University of Medicine & Dentistry
2,000,000	7.50%, 12/01/2032	2,495,660
	New Jersey State Interstate Turnpike Auth Rev
3,000,000	5.00%, 01/01/2025	3,480,000
	New Jersey State Transportation Trust Fund Auth
5,000,000	3.17%, 12/15/2032(3)	2,120,700
1,000,000	5.00%, 09/15/2017	1,082,580

		15,835,466

	New Mexico - 1.0%
	Los Alamos County, NM, Tax Improvement Rev
3,000,000	5.88%, 06/01/2027	3,445,320
	Montecito Estates, NM, Public Improvement Dist
905,000	7.00%, 10/01/2037	941,725

		4,387,045

	New York - 13.5%
	City of New York, NY
4,000,000	6.25%, 10/15/2028	4,695,179
	Liberty, NY, Corp. Development Goldman Sachs Headquarters
2,000,000	5.25%, 10/01/2035	2,340,220
	New York City Housing Development Corp.
940,000	4.50%, 02/15/2048	977,750
	New York City, NY, Water and Sewer Financing Auth Rev
15,000,000	5.00%, 06/15/2039	17,038,500
2,100,000	5.00%, 11/15/2020	2,464,140
	New York Mortgage Agency Rev
1,195,000	3.50%, 10/01/2034	1,254,559
	New York State Dormitory Auth Rev
1,670,000	5.00%, 03/15/2022	1,972,070
2,000,000	5.00%, 12/15/2027	2,359,720
970,000	5.00%, 03/15/2028	1,069,309
1,000,000	5.00%, 03/15/2030	1,168,990
	New York State Energy Research & Development Auth
860,000	2.38%, 07/01/2026(1)	859,063
	New York State Liberty Development Corp. Rev
1,535,000	5.15%, 11/15/2034(2)	1,663,572
	New York State Thruway Auth
1,000,000	5.00%, 01/01/2019	1,132,420
1,250,000	5.00%, 05/01/2019	1,419,300
1,000,000	5.00%, 03/15/2021	1,189,480
	New York State Urban Development Corp. Rev
1,000,000	5.00%, 03/15/2026	1,182,080
	New York, NY, IDA Terminal One Group Assoc Proj AMT
2,000,000	5.50%, 01/01/2024(1)	2,057,560
1,145,000	5.00%, 06/15/2019	1,265,110

The accompanying notes are an integral part of these financial statements.

11

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	New York - 13.5% - (continued)
	PA of New York and New Jersey
$2,750,000	5.00%, 10/15/2025	$3,251,490
	Town of Oyster Bay, NY, GO
2,340,000	5.00%, 08/15/2024	2,768,454
	TSASC, Inc.
2,500,000	5.00%, 06/01/2034	2,260,250
	Ulster County, NY, Capital Resource Corp. Rev
940,000	3.72%, 09/15/2044(2)(3)	704,022
	Ulster County, NY, IDA Kingston Regional Senior Living
2,000,000	6.00%, 09/15/2042	1,970,760
	Yonkers, NY, GO
885,000	3.00%, 08/15/2019	922,205
1,000,000	5.00%, 03/15/2021	1,162,110

		59,148,313

	North Carolina - 1.0%
	North Carolina Eastern Municipal Power
1,325,000	4.00%, 01/01/2020	1,456,466
	North Carolina Medical Care Commission Retirement FA Rev, First Mortgage Galloway Ridge
1,555,000	5.88%, 01/01/2031	1,719,348
	North Carolina State Medical Care Commission, Galloway Ridge, Inc.
1,000,000	6.00%, 01/01/2039	1,097,030

		4,272,844

	Ohio - 3.9%
	Allen County, OH, Hospital Fac Rev
2,000,000	5.00%, 05/01/2023	2,331,340
	Buckeye Tobacco Settlement FA
4,000,000	5.88%, 06/01/2047	3,276,280
	Buckeye, OH, Tobacco Settlement FA
6,680,000	6.00%, 06/01/2042	5,572,322
	Dayton, OH, City School Dist GO
2,000,000	5.00%, 11/01/2027	2,416,400
	Lancaster, OH, Gas Rev
2,275,000	0.72%, 02/01/2019(1)	2,267,197
	Ohio State Cultural Sports Fac Building Projects
1,235,000	5.00%, 04/01/2020	1,431,699

		17,295,238

	Oregon - 0.4%
	Port of Portland, Oregon Airport Rev
1,000,000	5.00%, 07/01/2031	1,127,450
750,000	5.00%, 07/01/2032	841,815

		1,969,265

	Other U.S. Territories - 0.2%
	Puerto Rico Highway & Transportation Auth
705,000	4.95%, 07/01/2026	727,482

	Pennsylvania - 3.8%
	Allegheny County, PA, Industrial DA Charter School
985,000	6.75%, 08/15/2035	1,079,767
	Commonwealth FA
2,000,000	5.00%, 06/01/2026	2,304,120
	Montgomery County, PA, Higher Education and Health
1,165,000	5.00%, 10/01/2023	1,321,203

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Pennsylvania - 3.8% - (continued)
	Pennsylvania State GO
$1,000,000	7.00%, 07/15/2028	$1,079,820
	Pennsylvania State IDA
2,250,000	5.00%, 07/01/2021	2,634,795
	Pennsylvania State Turnpike Commission Rev
575,000	0.99%, 12/01/2020(1)	581,193
575,000	1.09%, 12/01/2021(1)	577,018
1,335,000	6.00%, 06/01/2028	1,510,392
	Philadelphia, PA, Municipal Auth
750,000	6.38%, 04/01/2029	871,440
800,000	6.50%, 04/01/2034	928,368
	Pittsburgh, PA, School Dist GO
1,575,000	5.00%, 09/01/2021	1,846,089
750,000	5.00%, 09/01/2023	867,540
	Susquehanna, PA, Regional Airport Auth System Rev
1,000,000	5.00%, 01/01/2019	1,090,080

		16,691,825

	Rhode Island - 1.6%
	Cranston, RI, GO
1,415,000	5.00%, 07/01/2019	1,584,022
	Rhode Island Health & Educational Bldg Corp.
1,900,000	5.00%, 05/15/2027(4)	2,181,998
	Rhode Island State & Providence Plantations
1,500,000	4.00%, 10/01/2018	1,626,120
	Rhode Island State Health & Educational Bldg Corp.
1,655,000	4.00%, 05/15/2017	1,735,284

		7,127,424

	South Carolina - 0.1%
	Lancaster County, SC, Sun City Assessment
1,987,000	0.00%, 11/01/2017(5)	397,400

	South Dakota - 0.6%
	South Dakota State Education Enhancement
1,000,000	5.00%, 06/01/2026	1,137,810
	South Dakota State Health & Educational FA
1,000,000	5.00%, 11/01/2029	1,145,420
	South Dakota State Housing DA
185,000	6.13%, 05/01/2033	187,165

		2,470,395

	Texas - 7.3%
	Arlington, TX, Higher Education Fin
1,000,000	5.00%, 08/15/2027	1,180,410
	Brazos Harbor, TX, Industrial Development Corp.
1,500,000	5.90%, 05/01/2038(1)	1,638,300
	Dallas, TX, Ind School Dist GO
1,350,000	5.00%, 08/15/2034	1,368,131
	Dallas-Fort Worth, TX, International Airport Fac Improvement Corp.
2,000,000	6.15%, 01/01/2016	2,007,460
	Harris County - Houston, TX
250,000	5.00%, 11/15/2032	277,590
350,000	5.00%, 11/15/2034	385,662
	Lower Colorado River, TX, Auth Rev
55,000	7.25%, 05/15/2037	55,109
	North East TX ISD, GO
1,000,000	5.00%, 08/01/2028	1,179,360

The accompanying notes are an integral part of these financial statements.

12

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Texas - 7.3% - (continued)
	North Texas Tollway Auth Rev
$2,995,000	5.00%, 01/01/2022	$3,531,794
2,500,000	5.00%, 01/01/2030	2,791,675
	San Antonio, TX, Airport System Rev
1,985,000	5.00%, 07/01/2023	2,292,754
	San Antonio, TX, Water Rev
2,200,000	5.00%, 05/15/2026	2,625,634
	Tarrant County, TX, Cultural Education Fac
1,000,000	5.00%, 10/01/2034	1,085,880
	Texas State Transportation Commission
1,500,000	0.46%, 04/01/2032(1)	1,500,675
	Texas State Transportation Commission Turnpike System
1,250,000	5.00%, 08/15/2032	1,379,662
	Texas State Transportation Commission, GO
2,500,000	0.49%, 10/01/2041(1)	2,497,500
	Travis County, TX, Health Fac Development
2,000,000	7.13%, 11/01/2040	2,318,080
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600,000	5.65%, 11/15/2035	604,140
	Wylie, TX, ISD, GO
3,500,000	1.55%, 08/15/2018(3)	3,368,680

		32,088,496

	Vermont - 0.2%
	Vermont State Econ DA Waste
900,000	4.75%, 04/01/2036(1)(2)	901,827

	Virginia - 0.5%
	Washington County, VA, Industrial DA Hospital
1,750,000	7.75%, 07/01/2038	2,046,923

	Washington - 3.0%
	Grant County, WA, Utility Dist #2
1,825,000	5.00%, 01/01/2022	2,152,095
1,905,000	5.00%, 01/01/2023	2,241,137
	Washington State Health Care Fac Auth
780,000	5.00%, 07/01/2028(4)	863,070
2,000,000	5.00%, 03/01/2029	2,292,200
1,650,000	5.00%, 10/01/2042(1)	1,944,558
	Washington State Health Care Fac Auth, VA Mason Medical
3,600,000	6.13%, 08/15/2037	3,901,212

		13,394,272

	West Virginia - 0.3%
	West Virginia Economic Development Auth
1,240,000	1.90%, 03/01/2040(1)	1,240,459

	Wisconsin - 3.4%
	Milwaukee County, WI, Airport Rev
1,790,000	5.00%, 12/01/2025	2,064,640
	Public Finance Auth.
1,500,000	5.00%, 09/01/2025(2)	1,597,005
	Wisconsin Health and Educational Fac, Iowa Health System Obligated Group
1,700,000	5.00%, 12/01/2028	1,982,013
	Wisconsin State
2,685,000	5.75%, 05/01/2033	3,104,907
1,295,000	6.00%, 05/01/2036	1,509,970
	Wisconsin State Health & Educational Fac Auth Rev
2,000,000	5.00%, 11/15/2027	2,329,340

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.4% - (continued)
	Wisconsin - 3.4% - (continued)
	Wisconsin State Health and Educational Fac Auth Rev
$2,465,000	5.25%, 08/15/2024	$2,584,404

		15,172,279

	Total Municipal Bonds (cost $407,857,184)	$423,503,435

	Total Long-Term Investments (cost $407,857,184)	$423,503,435

SHORT-TERM INVESTMENTS - 2.1%
	Other Investment Pools & Funds - 2.1%
9,471,914	JP Morgan Tax Free Money Market Fund	$9,471,914

	Total Short-Term Investments (cost $9,471,914)	$9,471,914

Total Investments (cost $417,329,098)^	98.5%	$432,975,349
Other Assets and Liabilities	1.5%	6,452,367

Total Net Assets	100.0%	$439,427,716

The accompanying notes are an integral part of these financial statements.

13

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $417,329,098 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$20,212,624
Unrealized Depreciation	(4,566,373)

Net Unrealized Appreciation	$15,646,251

(1)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $7,950,991, which represents 1.8% of total net assets.

(3)	The interest rate disclosed for these holdings are the effective yield on the date of the acquisition.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $5,310,954 at April 30, 2015.

(5)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Futures Contracts Outstanding at April 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value*	Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury Long Bond Future	81	06/19/2015	$13,286,399	$12,927,094	$359,305

Total futures contracts					$359,305

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
AMT	Alternative Minimum Tax
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

14

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$423,503,435	$—	$423,503,435	$—
Short-Term Investments	9,471,914	9,471,914	—	—

Total	$432,975,349	$9,471,914	$423,503,435	$—

Futures Contracts(2)	$359,305	$359,305	$—	$—

Total	$359,305	$359,305	$—	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Municipal Real Return Fund

Credit Exposure

as of April 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	1.9%
Aa / AA	36.4
A	32.4
Baa / BBB	12.1
Ba / BB	0.3
B	0.8
Not Rated	12.7
Short-Term Instruments	2.7
Other Assets & Liabilities	0.7

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

Diversification by Industry

as of April 30, 2015 (Unaudited)

Industry	Percentage of Net Assets
Airport	10.8%
Bond Bank	1.2
Development	4.4
Education	2.4
Facilities	2.0
General	13.8
General Obligation	7.0
Higher Education	7.1
Medical	14.7
Mello-Roos	0.7
Multifamily Hsg	0.2
Nursing Homes	4.2
Power	2.9
School District	6.4
Single Family Hsg	1.0
Tobacco	1.9
Transportation	9.6
Water	6.3
Short-Term Investments	2.7
Other Assets & Liabilities	0.7

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for reporting ease.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Municipal Real Return Fund

Schedule of Investments

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6%
	Alabama - 0.9%
	County of Jefferson, AL, Sewer Rev
$1,500,000	5.00%, 10/01/2018	$1,641,705

	Alaska - 0.6%
	Alaska Municipal Bond Bank Auth Rev
375,000	5.75%, 09/01/2033	432,813
	Anchorage, AK, GO
610,000	5.25%, 08/01/2028	687,202

		1,120,015

	Arizona - 1.1%
	Arizona State Health Fac Auth Hospital System Rev
1,000,000	5.00%, 02/01/2020	1,145,690
	Estrella Mountain Ranch, AZ, Community Fac Dist GO
265,000	6.20%, 07/15/2032	277,058
	Sundance, AZ, Community Fac Dist
249,000	7.13%, 07/01/2027(1)	249,097
	Vistancia, AZ, Community Fac Dist GO
185,000	6.75%, 07/15/2022	185,529

		1,857,374

	California - 16.0%
	California State Communities DA Rev
570,000	0.96%, 04/01/2036(2)	485,418
1,000,000	5.00%, 10/01/2022	1,080,810
250,000	5.50%, 07/01/2037(3)	3
	California State Dept Water Resources Supply Rev
500,000	5.00%, 05/01/2022	558,590
	California State Health Facilities
1,000,000	6.00%, 07/01/2029	1,166,540
	California State Public Works Board, State University Trustees
170,000	6.13%, 04/01/2029	200,423
	Corona-Norco California University
1,530,000	4.00%, 09/01/2019	1,681,394
	El Dorado, CA, Irrigation Dist
300,000	5.38%, 08/01/2024	346,626
	Foothill-Eastern Transportation Corridor Agency
435,000	5.00%, 01/15/2053(2)	468,225
	Golden State Tobacco Securitization Agency
425,000	5.00%, 06/01/2017	459,684
	Hemet, CA Unif School Dist FA Special Tax
1,000,000	5.00%, 09/01/2031	1,130,830
	Huntington Park, CA, Public FA Rev
400,000	5.25%, 09/01/2019	409,004
	Irvine, CA, Improvement Bond Act
1,000,000	4.00%, 09/02/2019	1,099,890
	Los Angeles, CA, Regional Airports Improvement Corp.
1,100,000	5.00%, 01/01/2020	1,252,273
	Oakland, CA, Airport Rev
1,000,000	5.00%, 05/01/2026	1,124,630
	San Bernardino City, CA, Unif School Dist GO
725,000	5.00%, 08/01/2020	849,976
	San Bernardino, CA, Community College Dist GO
500,000	6.38%, 08/01/2026	587,005
	San Buenaventura, CA, Rev
500,000	5.25%, 12/01/2017	541,715
	San Diego, CA, Redev Agency, Centre City Sub Pkg
60,000	5.25%, 09/01/2026	60,059

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	California - 16.0% - (continued)
	San Francisco City & County, CA, Redev FA
$1,120,000	6.50%, 08/01/2032	$1,322,810
	San Joaquin Hills, CA, Transporation Auth
290,000	5.00%, 01/15/2029	327,778
	San Jose, CA, Redev Agency
1,000,000	6.50%, 08/01/2019	1,149,940
	Santa Cruz County, CA, Redev Agency
1,360,000	5.00%, 09/01/2022	1,633,510
665,000	6.63%, 09/01/2029	770,861
	Santa Margarita, CA, Water Dist Special Tax
500,000	5.00%, 09/01/2024	567,235
500,000	5.00%, 09/01/2025	557,540
1,000,000	5.00%, 09/01/2028	1,136,280
	Southern California State Public Power Auth
500,000	5.00%, 07/01/2023	565,635
	Temecula, CA, Redev Agency Tax Allocation Rev
230,000	5.63%, 12/15/2038	237,240
	Torrance, CA, USD GO
1,500,000	5.50%, 08/01/2025	1,773,270
	Tuolumne, CA, Wind Proj Auth Rev
1,000,000	5.88%, 01/01/2029	1,159,300
	Twin Rivers, CA, Unif School Dist Certificates of Participation
700,000	3.20%, 06/01/2035(2)	700,042
	Ventura County, CA, Certificates of Participation
1,250,000	5.63%, 08/15/2027	1,463,975
	Washington Township, CA, Health Care Dist Rev
1,000,000	6.00%, 07/01/2029	1,135,600

		28,004,111

	Colorado - 0.4%
	University of Colorado Enterprise Rev
600,000	5.75%, 06/01/2028	708,438

	Connecticut - 0.6%
	City of New Haven, CT, GO
1,000,000	5.00%, 11/01/2017	1,087,500

	Delaware - 0.8%
	Delaware State Transportation Auth
1,180,000	5.00%, 07/01/2025	1,346,274

	District of Columbia - 2.6%
	District of Columbia University Rev
3,000,000	5.25%, 04/01/2034(2)	3,339,300
	Metropolitan Washington, DC, Airport Auth System Rev
1,035,000	5.00%, 10/01/2022	1,220,410

		4,559,710

	Florida - 8.8%
	Arlington of Naples
500,000	6.50%, 05/15/2020(1)	500,695
500,000	7.00%, 05/15/2024(1)	559,830
	Broward County, FL, Airport System Rev
145,000	5.00%, 10/01/2019	165,889
120,000	5.00%, 10/01/2020	139,357
285,000	5.00%, 10/01/2021	333,171
1,000,000	5.00%, 07/01/2027	1,162,520
	Greater Orlando, FL, Aviation Auth
1,500,000	5.00%, 10/01/2021	1,761,375
1,000,000	5.00%, 10/01/2024	1,143,290

The accompanying notes are an integral part of these financial statements.

17

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Florida - 8.8% - (continued)
	Jacksonville, FL, Econ Development Commission Obligor: Florida Proton Therapy Institute, Inc.
$2,000,000	6.25%, 09/01/2027	$2,154,000
	Miami Beach, FL, Health Fac Auth
190,000	5.00%, 11/15/2020	220,444
	Miami-Dade County Expressway Auth
625,000	5.00%, 07/01/2024	746,494
	Miami-Dade County, FL, Aviation Auth
530,000	5.00%, 10/01/2027	610,194
	Miami-Dade County, FL, Educational Fac Auth
2,000,000	5.75%, 04/01/2028	2,089,880
	Miami-Dade County, FL, School Board
1,000,000	5.00%, 08/01/2027(4)	1,112,210
	Palm Beach County Health
1,000,000	6.80%, 06/01/2025	1,133,000
	River Bend Community Development Dist, Capital Improvement Rev
780,000	7.13%, 11/01/2015(3)	100,620
	Village, FL, Community Development Dist #11
250,000	3.25%, 05/01/2019	250,662
	Volusia County, FL, School Board
1,000,000	5.00%, 08/01/2025	1,186,910

		15,370,541

	Georgia - 2.5%
	Atlanta, GA, Airport Passenger Fac Charge Rev
2,000,000	5.00%, 01/01/2023	2,297,080
	Atlanta, GA, Water & Wastewater Rev
1,500,000	6.00%, 11/01/2022	1,810,815
	Georgia Municipal Electric Auth, Power Rev (Prerefunded with US Gov’t Securities)
10,000	6.50%, 01/01/2017	10,374
	Georgia State Municipal Elec Auth
245,000	6.50%, 01/01/2017	258,634

		4,376,903

	Hawaii - 0.9%
	Hawaii State Dept of Transportation
1,000,000	5.00%, 08/01/2022	1,166,730
	Hawaii State Harbor System Rev
500,000	5.38%, 01/01/2020	501,680

		1,668,410

	Idaho - 1.0%
	Idaho State Bond Bank Auth Rev
1,470,000	5.63%, 09/15/2026	1,685,722

	Illinois - 11.9%
	Chicago, IL, Board of Education
825,000	6.00%, 01/01/2020	908,795
	Chicago, IL, O’Hare International Airport Rev
825,000	5.00%, 01/01/2023	943,099
1,500,000	5.00%, 01/01/2026	1,702,680
850,000	5.25%, 01/01/2027	852,669
	Chicago, IL, Park Dist, GO
2,370,000	5.00%, 01/01/2025	2,669,213
	City of Chicago, IL, GO
785,000	4.00%, 01/01/2018	811,980
	Huntley, IL, Special Service #9
1,500,000	5.10%, 03/01/2028	1,612,455
	Illinois State FA Rev
1,000,000	5.00%, 10/01/2023	1,181,800

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Illinois - 11.9% - (continued)
$1,000,000	5.00%, 11/15/2031	$1,125,930
1,000,000	5.00%, 11/15/2033	1,109,840
	Illinois State GO
1,000,000	5.00%, 01/01/2022	1,104,560
2,000,000	5.25%, 01/01/2021	2,250,120
	Illinois State Toll Highway Auth
60,000	5.00%, 01/01/2023	60,461
1,000,000	5.00%, 01/01/2027	1,149,870
	Kane Cook & DuPage Counties GO
1,400,000	5.00%, 01/01/2031	1,576,750
	Railsplitter, IL, Tobacco Settlement Auth
1,000,000	5.50%, 06/01/2023	1,181,610
	Springfield, IL, Water Rev
500,000	5.25%, 03/01/2026	556,165

		20,797,997

	Indiana - 1.4%
	Indiana State Housing and Community DA
1,120,000	4.55%, 07/01/2027	1,141,963
	University of Southern Indiana
820,000	5.00%, 10/01/2022	950,634
250,000	5.00%, 10/01/2023	289,478

		2,382,075

	Kentucky - 0.9%
	Kentucky Public Transportation Inf Auth
230,000	5.00%, 07/01/2017	249,465
	Louisville & Jefferson County, KY
1,085,000	5.00%, 12/01/2023	1,260,575

		1,510,040

	Louisiana - 1.8%
	Louisana State, Tobacco Settlement Financing Corp.
1,500,000	5.00%, 05/15/2026	1,599,480
	Louisiana Local Gov’t Environmental Facs. & Community DA
1,000,000	6.00%, 11/15/2030	1,020,310
	New Orleans, LA, Aviation Board
500,000	5.00%, 01/01/2034	551,065

		3,170,855

	Maryland - 0.6%
	Westminster Maryland Rev
1,000,000	3.88%, 07/01/2019	1,027,610

	Massachusetts - 0.6%
	Massachusetts State Development Fin Agency Rev
925,000	5.00%, 01/01/2017	984,329

	Michigan - 1.1%
	Detroit, MI, Water Supply System Ref Rev
915,000	6.50%, 07/01/2015	923,171
	Michigan FA
600,000	5.00%, 07/01/2018	659,016
350,000	5.00%, 07/01/2029	385,332

		1,967,519

	Missouri - 0.3%
	Stone Canyon, MO, Community Improvement Dist Rev
1,000,000	5.75%, 04/01/2027(3)(5)	480,000

The accompanying notes are an integral part of these financial statements.

18

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Nebraska - 0.6%
	Central Plains, NE, Energy Proj Gas Rev
$1,000,000	5.00%, 09/01/2015	$1,013,970

	Nevada - 0.2%
	Las Vegas, NV, Special Improvement Dist
400,000	5.00%, 06/01/2028	410,252

	New Jersey - 1.1%
	New Jersey State Econ DA
760,000	4.88%, 09/15/2019	801,899
	New Jersey State Econ DA Lease Rev
1,000,000	5.00%, 09/01/2021	1,107,200

		1,909,099

	New York - 7.9%
	City of New York, NY
1,000,000	6.25%, 10/15/2028	1,173,780
	Liberty, NY, Corp. Development Goldman Sachs Headquarters
1,000,000	5.25%, 10/01/2035	1,170,110
	Metropolitan Transportation Auth, NY, Rev
3,000,000	5.25%, 11/15/2023	3,523,260
	New York City Housing Development Corp.
395,000	4.50%, 02/15/2048	410,863
	New York Mortgage Agency Rev
530,000	3.50%, 10/01/2034	556,415
	New York State Dormitory Auth Rev
970,000	5.00%, 03/15/2028	1,069,309
	New York State Dormitory Auth Rev Obligor: Teacher’s College
2,000,000	5.38%, 03/01/2029	2,274,020
	New York State Liberty Development Corp. Rev
765,000	5.15%, 11/15/2034(1)	829,076
	Newburth, NY, GO
610,000	5.00%, 06/15/2017	649,985
645,000	5.00%, 06/15/2018	700,225
	Ulster County, NY, Capital Resource Corp. Rev
575,000	0.00%, 09/15/2044(1)	430,652
	Ulster County, NY, Industrial Development Agency
1,000,000	6.00%, 09/15/2027	1,003,830

		13,791,525

	North Carolina - 0.5%
	Mecklenburg County, NC, Certificate of Participation School Improvements
795,000	5.00%, 02/01/2024	906,371

	Ohio - 2.2%
	Cuyahoga, OH, Community College Dist
1,200,000	5.00%, 08/01/2027	1,368,372
	Dayton, OH, City School Dist GO
2,000,000	5.00%, 11/01/2027	2,416,400

		3,784,772

	Oklahoma - 1.4%
	Norman, OK, Regional Hospital Auth Rev
2,310,000	5.25%, 09/01/2019	2,505,819

	Other U.S. Territories - 2.5%
	Guam Government Business Privilege Tax Rev
1,500,000	5.00%, 01/01/2027	1,682,205
	Guam Government Power Auth Rev
1,000,000	5.00%, 10/01/2021	1,184,280
1,000,000	5.00%, 10/01/2023	1,188,920

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Other U.S. Territories - 2.5% - (continued)
	Puerto Rico Highway & Transportation Auth
$380,000	4.95%, 07/01/2026	$392,118

		4,447,523

	Pennsylvania - 4.6%
	Commonwealth FA
1,000,000	5.00%, 06/01/2026	1,152,060
	Montgomery County, PA, Higher Education and Health
1,000,000	5.00%, 10/01/2023	1,134,080
	Pennsylvania State Turnpike Commission Rev
665,000	6.00%, 06/01/2028	752,368
	Philadelphia, PA, GO
1,000,000	5.25%, 08/01/2019	1,145,450
	Pittsburgh, PA, School Dist GO
1,570,000	5.00%, 09/01/2021	1,840,228
750,000	5.00%, 09/01/2023	867,540
	Susquehanna Area Regional Airport Auth
1,000,000	5.00%, 01/01/2018	1,072,620

		7,964,346

	Rhode Island - 2.2%
	Cranston, RI, GO
1,410,000	5.00%, 07/01/2018	1,549,604
	Rhode Island Health & Educational Bldg Corp.
1,215,000	5.00%, 05/15/2018	1,323,062
800,000	5.00%, 05/15/2027(4)	918,736

		3,791,402

	South Carolina - 0.7%
	South Carolina St Jobs-Econ DA Rev
1,000,000	5.25%, 08/01/2024	1,183,950

	South Dakota - 0.3%
	South Dakota State Health & Educational FA
415,000	5.00%, 11/01/2029	475,349

	Tennessee - 0.6%
	Johnson City, TN, Health & Educational Fac Board Hospital Rev
1,000,000	5.50%, 07/01/2031	1,050,250

	Texas - 8.9%
	Dallas-Fort Worth, TX, International Airport Rev
750,000	5.00%, 11/01/2023	860,528
	Harris County - Houston, TX
250,000	5.00%, 11/15/2032	277,590
	Houston, TX, Utility System Rev
2,000,000	6.00%, 11/15/2036	2,352,200
	Kerrville, TX, Health Fac Development Corp. Hospital Rev
935,000	5.00%, 08/15/2015	944,191
	Love Field, TX, Airport Modernization Corp. Special Fac Rev
1,000,000	5.00%, 11/01/2015	1,020,800
	North Texas Tollway Auth Rev
1,055,000	1.95%, 01/01/2038(2)	1,065,803
1,000,000	5.00%, 01/01/2030	1,116,670
3,000,000	6.00%, 01/01/2025	3,385,095
	Tarrant County, TX, Cultural Education Fac
550,000	5.00%, 10/01/2034	597,234
1,000,000	6.25%, 11/15/2029	1,174,800

The accompanying notes are an integral part of these financial statements.

19

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value*
MUNICIPAL BONDS - 96.6% - (continued)
	Texas - 8.9% - (continued)
	Texas State Municipal Gas Acquisition & Supply Corp.
$1,000,000	5.25%, 12/15/2017	$1,097,550
	Texas State Transportation Commission Turnpike System
550,000	5.00%, 08/15/2032	607,052
	Travis County, TX, Health Fac, Querencia Barton Creek Project
1,000,000	5.65%, 11/15/2035	1,006,900

		15,506,413

	Vermont - 0.3%
	Vermont State Econ DA Waste
600,000	4.75%, 04/01/2036(1)(2)	601,218

	Virginia - 0.3%
500,000	5.00%, 11/01/2024	564,452

	Washington - 2.7%
	FYI Properties, WA, Lease Rev
2,285,000	5.50%, 06/01/2034	2,630,058
	Washington State Health Care Fac Auth
1,820,000	5.00%, 03/01/2029	2,085,902

		4,715,960

	West Virginia - 0.9%
	West Virginia State Econ DA Solid Waste Disposal Fac
1,500,000	2.25%, 01/01/2041(2)	1,519,395

	Wisconsin - 3.9%
	Milwaukee County, WI, Airport Rev
1,705,000	5.00%, 12/01/2024	1,974,987
	Wisconsin State
125,000	5.75%, 05/01/2033	144,549
865,000	6.00%, 05/01/2036	1,008,590
	Wisconsin State Health & Educational Fac Auth Rev
2,265,000	5.00%, 02/15/2026	2,560,129
1,000,000	5.00%, 11/15/2027	1,164,670

		6,852,925

	Total Municipal Bonds (cost $160,673,614)	$168,742,119

	Total Long-Term Investments (cost $160,673,614)	$168,742,119

SHORT-TERM INVESTMENTS - 2.7%
	Other Investment Pools & Funds - 2.7%
4,717,924	JP Morgan Tax Free Money Market Fund	$4,717,924

	Total Short-Term Investments (cost $4,717,924)	$4,717,924

Total Investments (cost $165,391,538)^	99.3%	$173,460,043
Other Assets and Liabilities	0.7%	1,138,950

Total Net Assets	100.0%	$174,598,993

The accompanying notes are an integral part of these financial statements.

20

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At April 30, 2015, the cost of securities for federal income tax purposes was $165,391,538 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,832,788
Unrealized Depreciation	(1,764,283)

Net Unrealized Appreciation	$8,068,505

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At April 30, 2015, the aggregate value of these securities were $3,170,568, which represents 1.8% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at April 30, 2015.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $2,047,224 at April 30, 2015.

(5)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
04/2007	$1,000,000	Stone Canyon, MO, Community Improvement Dist Rev	$990,337

At April 30, 2015, the aggregate value of these securities were $480,000, which represents 0.3% of total net assets.

OTC Interest Rate Swap Contracts Outstanding at April 30, 2015
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value*	Unrealized Appreciation/ (Depreciation)
JPM	0.05% Fixed	CPURNSA	USD	8,925,000	12/22/15	$—	$—	$13,924	$13,924
BNP	1.07% Fixed	CPURNSA	USD	6,275,000	02/03/17	—	—	23,988	23,988
DEUT	1.46% Fixed	CPURNSA	USD	6,785,000	03/02/17	—	—	1,457	1,457
DEUT	1.48% Fixed	CPURNSA	USD	3,155,000	03/02/17	—	—	(431)	(431)
BCLY	1.53% Fixed	CPURNSA	USD	3,335,000	03/03/17	—	—	(3,205)	(3,205)
BOA	2.45% Fixed	CPURNSA	USD	7,800,000	03/22/17	—	—	(450,258)	(450,258)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	—	—	(80,981)	(80,981)
UBS	2.65% Fixed	CPURNSA	USD	5,250,000	03/04/18	—	—	(396,969)	(396,969)
UBS	2.79% Fixed	CPURNSA	USD	7,800,000	04/13/18	—	—	(690,282)	(690,282)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	—	—	(28,209)	(28,209)
BCLY	2.12% Fixed	CPURNSA	USD	7,550,000	01/15/19	—	—	(290,404)	(290,404)
DEUT	1.97% Fixed	CPURNSA	USD	7,450,000	11/12/19	—	—	(173,848)	(173,848)
BCLY	1.65% Fixed	CPURNSA	USD	3,700,000	01/15/20	—	—	(7,510)	(7,510)
BCLY	1.86% Fixed	CPURNSA	USD	3,600,000	01/15/20	—	—	(74,174)	(74,174)
JPM	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(761,468)	(761,468)
BCLY	2.79% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(761,468)	(761,468)
UBS	2.75% Fixed	CPURNSA	USD	7,000,000	03/03/21	—	—	(761,468)	(761,468)
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	—	—	(485,823)	(485,823)
DEUT	2.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	—	—	(162,919)	(162,919)
MSC	2.60% Fixed	CPURNSA	USD	1,525,000	08/09/23	—	—	(127,269)	(127,269)
DEUT	2.02% Fixed	CPURNSA	USD	1,850,000	12/11/24	—	—	(21,529)	(21,529)
BCLY	1.91% Fixed	CPURNSA	USD	1,850,000	01/15/25	—	—	5,902	5,902
UBS	2.95% Fixed	CPURNSA	USD	5,750,000	03/07/26	—	—	(946,799)	(946,799)
BCLY	2.98% Fixed	CPURNSA	USD	5,750,000	03/08/26	—	—	(987,536)	(987,536)
JPM	2.97% Fixed	CPURNSA	USD	6,800,000	04/14/26	—	—	(1,156,826)	(1,156,826)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	—	—	(64,758)	(64,758)

Total						$—	$—	$(8,388,863)	$(8,388,863)

*	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

21

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

22

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

April 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of April 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Municipal Bonds	$168,742,119	$—	$168,742,119	$—
Short-Term Investments	4,717,924	4,717,924	—	—

Total	$173,460,043	$4,717,924	$168,742,119	$—

Swaps - Interest Rate(2)	$45,271	$—	$45,271	$—

Total	$45,271	$—	$45,271	$—

Liabilities

Swaps - Interest Rate(2)	$(8,434,134)	$—	$(8,434,134)	$—

Total	$(8,434,134)	$—	$(8,434,134)	$—

(1)	For the six-month period ended April 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

23

Hartford Funds – Tax-Exempt Fixed Income Funds

Statements of Assets and Liabilities

April 30, 2015 (Unaudited)

	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund
Assets:
Investments in securities, at market value	$432,975,349	$173,460,043
Cash	74,426	691,411
Cash collateral	275,400	8,726,000
Unrealized appreciation on OTC swap contracts	—	45,271
Receivables:
Investment securities sold	10,226,561	—
Fund shares sold	1,129,218	158,308
Dividends and interest	5,377,777	2,188,986
Variation margin on financial derivative instruments	25,314	—
Other assets	54,094	109,100

Total assets	450,138,139	185,379,119

Liabilities:
Unrealized depreciation on OTC swap contracts	—	8,434,134
Payables:
Investment securities purchased	8,764,434	2,047,224
Fund shares redeemed	1,476,851	118,076
Investment management fees	125,961	50,343
Distribution fees	125,483	48,319
Distributions payable	188,209	55,701
Accrued expenses	29,485	26,329

Total liabilities	10,710,423	10,780,126

Net assets	$439,427,716	$174,598,993

Summary of Net Assets:
Capital stock and paid-in-capital	$451,220,306	$218,340,456
Undistributed (distributions in excess of) net investment income	166,541	30,835
Accumulated net realized gain (loss)	(27,964,687)	(43,451,940)
Unrealized appreciation (depreciation) of investments	16,005,556	(320,358)

Net assets	$439,427,716	$174,598,993

Shares authorized	650,000,000	19,300,000,000

Par value	$0.001	$0.0001

Class A: Net asset value per share	$8.53	$9.33

Maximum offering price per share	$8.93	$9.77

Shares outstanding	24,572,885	11,885,823

Net Assets	$209,536,149	$110,951,671

Class B: Net asset value per share	$8.52	$9.25

Shares outstanding	342,802	123,879

Net Assets	$2,920,825	$1,145,317

Class C: Net asset value per share	$8.53	$9.28

Shares outstanding	11,358,022	3,194,234

Net Assets	$96,915,264	$29,636,044

Class I: Net asset value per share	$8.54	$9.36

Shares outstanding	15,221,071	1,438,496

Net Assets	$130,055,478	$13,460,987

Class Y: Net asset value per share	$—	$9.31

Shares outstanding	—	2,084,909

Net Assets	$—	$19,404,974

Cost of investments	$417,329,098	$165,391,538

The accompanying notes are an integral part of these financial statements.

24

Hartford Funds – Tax-Exempt Fixed Income Funds

Statements of Operations

For the Six-Month Period Ended April 30, 2015 (Unaudited)

	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund
Investment Income:
Dividends	$229	$—
Interest	7,357,390	3,197,884

Total investment income, net	7,357,619	3,197,884

Expenses:
Investment management fees	1,138,919	446,853
Transfer agent fees
Class A	35,231	29,930
Class B	1,590	865
Class C	22,379	7,458
Class I	28,450	5,326
Class Y	—	160
Distribution fees
Class A	251,611	140,605
Class B	15,515	6,357
Class C	471,856	152,210
Custodian fees	969	4,662
Registration and filing fees	42,447	70,406
Accounting services fees	37,276	14,300
Board of Directors’ fees	4,562	2,876
Audit fees	6,248	5,950
Other expenses	23,153	13,295

Total expenses (before waivers and fees paid indirectly)	2,080,206	901,253
Management fee waivers	(156,077)	(113,834)

Total waivers and fees paid indirectly	(156,077)	(113,834)

Total expenses, net	1,924,129	787,419

Net Investment Income (Loss)	5,433,490	2,410,465

Net Realized Gain (Loss) on Investments and Other Financial Instruments:
Net realized gain (loss) on investments	967,545	1,804,582
Net realized gain (loss) on swap contracts	—	(1,302,536)

Net Realized Gain (Loss) on Investments and Other Financial Instruments	967,545	502,046

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(1,875,364)	(1,874,474)
Net unrealized appreciation (depreciation) of future contracts	359,305	—
Net unrealized appreciation (depreciation) of swap contracts	—	(1,891,759)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(568)	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,516,627)	(3,766,233)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(549,082)	(3,264,187)

Net Increase (Decrease) in Net Assets Resulting from Operations	$4,884,408	$(853,722)

The accompanying notes are an integral part of these financial statements.

25

Hartford Funds – Tax-Exempt Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Municipal Opportunities Fund		The Hartford Municipal Real Return Fund
	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014	For the Six-Month Period Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
Operations:
Net investment income (loss)	$5,433,490	$9,511,418	$2,410,465	$5,063,745
Net realized gain (loss) on investments and other financial instruments	967,545	2,243,064	502,046	(584,902)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(1,516,627)	9,378,453	(3,766,233)	4,718,111

Net Increase (Decrease) in Net Assets Resulting from Operations	4,884,408	21,132,935	(853,722)	9,196,954

Distributions to Shareholders:
From net investment income
Class A	(2,730,997)	(4,986,696)	(1,586,029)	(3,209,040)
Class B	(30,493)	(82,801)	(13,283)	(40,257)
Class C	(926,528)	(1,949,160)	(317,356)	(727,521)
Class I	(1,711,629)	(2,442,376)	(227,249)	(383,757)
Class Y	—	—	(303,960)	(676,771)

Total distributions	(5,399,647)	(9,461,033)	(2,447,877)	(5,037,346)

Capital Share Transactions:
Sold	90,009,309	165,908,672	20,111,083	40,073,031
Issued on reinvestment of distributions	4,423,685	7,881,709	2,109,611	4,461,510
Redeemed	(43,755,004)	(100,015,364)	(31,419,080)	(61,122,925)

Net increase (decrease) from capital share transactions	50,677,990	73,775,017	(9,198,386)	(16,588,384)

Net Increase (Decrease) in Net Assets	50,162,751	85,446,919	(12,499,985)	(12,428,776)

Net Assets:
Beginning of period	389,264,965	303,818,046	187,098,978	199,527,754

End of period	$439,427,716	$389,264,965	$174,598,993	$187,098,978

Undistributed (distributions in excess of) net investment income	$166,541	$132,698	$30,835	$68,247

The accompanying notes are an integral part of these financial statements.

26

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements

April 30, 2015 (Unaudited)

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies” and each a “Company”) each is an open-end management investment company comprised of forty-two and four series, respectively as of April 30, 2015. The financial statements for certain series of the Companies are presented in separate reports. The following series (individually, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

The Municipal Opportunities Fund offers Class A, Class B, Class C and Class I. The Municipal Real Return Fund offers Class A, Class B, Class C, Class I and Class Y. Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of each Fund (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in each Fund’s prospectus. Reinstatement privileges with respect to Class B shares are set forth in each Fund’s prospectus. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of each Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares, remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under

27

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

policies and procedures established by and under the supervision of each Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. There can be no assurance that each Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which each Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, the Funds may use fair valuation in regard to fixed income investments when the Funds hold defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by each Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing

28

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include each Company’s Treasurer or designee and a Vice President of the investment manager or designee. An Assistant Vice President of each Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, each Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2 (a)). The NAV is determined separately for each class of shares of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by the Funds has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of the Funds’ shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, dividends and/or distributions from net investment income are declared daily and paid monthly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were

29

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by each Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of April 30, 2015.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of April 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedules of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Swap Contracts – Certain Funds may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statement of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gains or losses on the Statement of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

30

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces a Fund’s exposure to counterparty risk. A Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

b)	Futures Contracts – The Funds may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of April 30, 2015.

c)	Additional Derivative Instrument Information:

Municipal Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$359,305	$—	$—	$—	$—	$—	$359,305

Total	$359,305	$—	$—	$—	$—	$—	$359,305

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$359,305	$—	$—	$—	$—	$—	$359,305

Total	$359,305	$—	$—	$—	$—	$—	$359,305

31

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on OTC swap contracts	$45,271	$—	$—	$—	$—	$—	$45,271

Total	$45,271	$—	$—	$—	$—	$—	$45,271

Liabilities:
Unrealized depreciation on OTC swap contracts	$8,434,134	$—	$—	$—	$—	$—	$8,434,134

Total	$8,434,134	$—	$—	$—	$—	$—	$8,434,134

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended April 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(1,302,536)	$—	$—	$—	$—	$—	$(1,302,536)

Total	$(1,302,536)	$—	$—	$—	$—	$—	$(1,302,536)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$(1,891,759)	$—	$—	$—	$—	$—	$(1,891,759)

Total	$(1,891,759)	$—	$—	$—	$—	$—	$(1,891,759)

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, if any, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of April 30, 2015:

Municipal Real Return Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Swap contracts	45,271	(8,434,134)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	45,271	(8,434,134)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	45,271	(8,434,134)

32

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Municipal Real Return Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Barclays	5,902	(5,902)	—	—	—
BNP Paribas Securities Services	23,988	(23,988)	—	—	—
Deutsche Bank Securities, Inc.	1,457	(1,457)	—	—	—
JP Morgan Chase & Co.	13,924	(13,924)	—	—	—

Total	45,271	(45,271)	—	—	—

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(450,258)	—	—	260,000	(190,258)
Barclays	(2,124,297)	5,902	—	2,118,395	—
BNP Paribas Securities Services	(80,981)	23,988	—	—	(56,993)
Citibank NA	(92,967)	—	—	—	(92,967)
Deutsche Bank Securities, Inc.	(358,727)	1,457	—	357,270	—
JP Morgan Chase & Co.	(2,404,117)	13,924	—	2,390,193	—
Morgan Stanley	(127,269)	—	—	127,269	—
UBS AG	(2,795,518)	—	—	2,795,518	—

Total	(8,434,134)	45,271	—	8,048,645	(340,218)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Each Fund’s investments expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes.

6.	Federal Income Taxes:

a)

Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders.

33

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2014 and October 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Tax Exempt Income for the Year Ended October 31, 2014	Ordinary Income for the Year Ended October 31, 2014	Tax Exempt Income for the Year Ended October 31, 2013	Ordinary Income for the Year Ended October 31, 2013
Municipal Opportunities Fund	$9,362,323	$72,719	$11,647,489	$67,786
Municipal Real Return Fund	$5,041,336	$2,592	$5,666,286	$—

As of October 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

	Undistributed Ordinary Income	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Municipal Opportunities Fund	$278,600	$(28,932,232)	$17,522,183	$(11,131,449)
Municipal Real Return Fund	$112,582	$(43,953,986)	$3,445,875	$(40,395,529)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended April 30, 2015, the Funds had no reclassifications.

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

34

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

At October 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration				Unlimited Long-Term Capital Loss Carryforward
Fund	2016	2017	2018	2019
Municipal Opportunities Fund	$—	$12,265,503	$6,120,720	$10,546,009	$—
Municipal Real Return Fund	$18,856,445	$16,621,393	$6,087,643	$1,653,837	$734,668

As a result of mergers in The Hartford Municipal Real Return Fund, certain provisions in the IRC may limit the future utilization of capital losses. During the year ended October 31, 2014, the Municipal Real Return Fund utilized $149,766 of post RIC modernization capital loss carryforwards and Municipal Opportunities Fund utilized $2,243,064 of prior year capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Under provisions set forth by U.S. GAAP, the Adviser reviews each Fund’s tax positions for all open tax years. As of October 31, 2014, the Adviser had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with each Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Management Fee Rates
Municipal Opportunities Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Municipal Real Return Fund	0.50% on first $500 million and;
0.45% on next $500 million and;
0.44% on next $1.5 billion and;
0.43% on next $2.5 billion and;
0.42% on next $5 billion and;
0.41% over $10 billion

35

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Accounting Services Fee Rates
Municipal Opportunities Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Municipal Real Return Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Effective February 28, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation will be borne by HFMC, not by the Funds, and HFMC will compensate State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund. As of April 30, 2015, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expense, brokerage commissions and extraordinary expenses, through February 29, 2016 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class Y
Municipal Opportunities Fund	0.69%	1.44%	1.44%	0.44%	N/A
Municipal Real Return Fund	0.69%	1.44%	1.44%	0.44%	0.44%

From November 1, 2014 through February 28, 2015, the investment manager contractually limited the total operating expenses of the following funds, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class B	Class C	Class I	Class Y
Municipal Opportunities Fund	0.90%	1.65%	1.65%	0.65%	N/A
Municipal Real Return Fund	0.85%	1.60%	1.60%	0.60%	0.60%

d)	Distribution and Service Plan for Class A, B and C Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of the Funds. HFD is engaged in distribution activities, which include marketing and distribution of shares through broker/dealers, financing distribution costs and maintaining financial books and records. For the six-month period ended April 30, 2015, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Load Sales Charges	Contingent Deferred Sales Charges
Municipal Opportunities Fund	$351,744	$2,837
Municipal Real Return Fund	130,389	1,930

e)

Other Related Party Transactions – Certain officers of the Funds are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2015, a portion of the Funds’ Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to the Funds. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services, HASCO is compensated on a per account basis that varies by account type, except with respect to Class Y, for which it is compensated based

36

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

on average daily net assets. Effective December 1, 2014, pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Investment Transactions:

For the six-month period ended April 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations

Municipal Opportunities Fund	$104,849,458	$51,517,263
Municipal Real Return Fund	$26,607,209	$39,162,161

	Cost of Purchases Including U.S. Government Obligations	Sales Proceeds Including U.S. Government Obligations
Municipal Opportunities Fund	$—	$—
Municipal Real Return Fund	$—	$—

	Total Cost of Purchases	Total Sales Proceeds
Municipal Opportunities Fund	$104,849,458	$51,517,263
Municipal Real Return Fund	$26,607,209	$39,162,161

9.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2015, and the year ended October 31, 2014:

Municipal Opportunities Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,269,744	$36,598,941	9,411,693	$79,052,562
Shares Issued for Reinvested Dividends	288,728	2,475,212	546,686	4,576,431
Shares Redeemed	(2,554,097)	(21,867,459)	(6,068,228)	(50,732,364)
Shares converted (from) Class B into Class A	—	—	816	6,782

Net Increase (Decrease)	2,004,375	17,206,694	3,890,967	32,903,411

Class B
Shares Sold	9,750	$83,922	6,605	$55,424
Shares Issued for Reinvested Dividends	2,755	23,598	7,655	63,892
Shares Redeemed	(46,916)	(402,236)	(141,778)	(1,179,527)
Shares converted (from) Class B into Class A	—	—	(816)	(6,782)

Net Increase (Decrease)	(34,411)	(294,716)	(128,334)	(1,066,993)

37

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,520,136	$13,050,178	2,441,067	$20,487,206
Shares Issued for Reinvested Dividends	89,255	765,500	191,265	1,600,816
Shares Redeemed	(931,688)	(8,002,215)	(2,489,065)	(20,731,107)

Net Increase (Decrease)	677,703	5,813,463	143,267	1,356,915

Class I
Shares Sold	4,685,227	$40,276,268	7,905,472	$66,313,480
Shares Issued for Reinvested Dividends	134,966	1,159,375	195,316	1,640,570
Shares Redeemed	(1,571,160)	(13,483,094)	(3,278,613)	(27,372,366)

Net Increase (Decrease)	3,249,033	27,952,549	4,822,175	40,581,684

Total Net Increase (Decrease)	5,896,700	$50,677,990	8,728,075	$73,775,017

Municipal Real Return Fund

	For the Six-Month Period Ended April 30, 2015		For the Year Ended October 31, 2014
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,407,770	$13,214,531	2,426,699	$22,922,294
Shares Issued for Reinvested Dividends	150,630	1,412,665	317,370	2,988,751
Shares Redeemed	(1,874,789)	(17,577,813)	(3,921,484)	(36,602,552)
Shares converted (from) Class B into Class A	992	9,280	6,274	58,966

Net Increase (Decrease)	(315,397)	(2,941,337)	(1,171,141)	(10,632,541)

Class B
Shares Sold	4,512	$41,783	399	$3,672
Shares Issued for Reinvested Dividends	1,365	12,687	4,127	38,486
Shares Redeemed	(39,964)	(371,850)	(77,983)	(727,552)
Shares converted (from) Class B into Class A	(1,001)	(9,280)	(6,274)	(58,966)

Net Increase (Decrease)	(35,088)	(326,660)	(79,731)	(744,360)

Class C
Shares Sold	293,464	$2,738,840	335,006	$3,143,215
Shares Issued for Reinvested Dividends	25,235	235,262	56,403	527,991
Shares Redeemed	(514,285)	(4,793,170)	(1,143,070)	(10,642,005)

Net Increase (Decrease)	(195,586)	(1,819,068)	(751,661)	(6,970,799)

Class I
Shares Sold	431,337	$4,048,024	1,465,588	$13,967,717
Shares Issued for Reinvested Dividends	21,162	199,046	35,945	340,242
Shares Redeemed	(765,033)	(7,187,182)	(1,125,206)	(10,595,529)

Net Increase (Decrease)	(312,534)	(2,940,112)	376,327	3,712,430

Class Y
Shares Sold	7,287	$67,905	3,898	$36,133
Shares Issued for Reinvested Dividends	26,726	249,951	60,266	566,040
Shares Redeemed	(158,913)	(1,489,065)	(272,927)	(2,555,287)

Net Increase (Decrease)	(124,900)	(1,171,209)	(208,763)	(1,953,114)

Total Net Increase (Decrease)	(983,505)	$(9,198,386)	(1,834,969)	$(16,588,384)

38

Hartford Funds – Tax-Exempt Fixed Income Funds

Notes to Financial Statements – (continued)

April 30, 2015 (Unaudited)

10.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended April 30, 2015, neither of the Funds had borrowings under this facility.

11.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. Discovery is ongoing. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

12.	Indemnifications:

Under the Company’s organizational documents, each Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, each Company, on behalf of each Fund, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Fund’s results of operations or financial position, but may impact the Fund’s disclosures.

39

Hartford Funds – Tax-Exempt Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Municipal Opportunities Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$8.53	$0.12	$(0.01)	$0.11	$(0.11)	$—	$—	$(0.11)	$8.53	1.24	%(4)	$209,536	0.89	%(5)	0.82	%(5)	2.73	%(5)	13%
B	8.53	0.08	(0.01)	0.07	(0.08)	—	—	(0.08)	8.52	0.74	(4)	2,921	1.71	(5)	1.58	(5)	1.97	(5)	13
C	8.54	0.08	(0.01)	0.07	(0.08)	—	—	(0.08)	8.53	0.86	(4)	96,915	1.65	(5)	1.58	(5)	1.97	(5)	13
I	8.55	0.13	(0.02)	0.11	(0.12)	—	—	(0.12)	8.54	1.36	(4)	130,055	0.66	(5)	0.57	(5)	2.99	(5)	13

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%		$153,818	0.91%		0.91	%(6)	3.35%		37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)		4,161	1.72		1.66	(6)	2.60		37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)		86,844	1.66		1.66	(6)	2.60		37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)		58,996	0.66		0.66	(6)	3.60		37

For the Year Ended October 31, 2012(7)
A	$8.01	$0.34	$0.65	$0.99	$(0.34)	$—	$—	$(0.34)	$8.66	12.58%		$202,931	0.91%		0.91	%(6)	4.05%		51%
B	8.01	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.66	11.75		5,597	1.72		1.66	(6)	3.32		51
C	8.02	0.28	0.65	0.93	(0.28)	—	—	(0.28)	8.67	11.73		117,699	1.67		1.66	(6)	3.31		51
I	8.03	0.36	0.65	1.01	(0.36)	—	—	(0.36)	8.68	12.83		78,183	0.67		0.66	(6)	4.31		51

For the Year Ended October 31, 2011(7)
A	$8.47	$0.44	$(0.46)	$(0.02)	$(0.44)	$—	$—	$(0.44)	$8.01	0.03%		$177,569	0.94%		0.93	%(6)	5.58%		41%
B	8.47	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.01	(0.72)		5,739	1.75		1.68	(6)	4.84		41
C	8.48	0.38	(0.46)	(0.08)	(0.38)	—	—	(0.38)	8.02	(0.72)		103,439	1.70		1.68	(6)	4.83		41
I	8.49	0.46	(0.46)	—	(0.46)	—	—	(0.46)	8.03	0.28		69,575	0.70		0.68	(6)	5.82		41

For the Year Ended October 31, 2010(7)
A	$8.02	$0.45	$0.45	$0.90	$(0.45)	$—	$—	$(0.45)	$8.47	11.56%		$238,332	0.92%		0.92	%(8)	5.49%		15%
B	8.01	0.38	0.47	0.85	(0.39)	—	—	(0.39)	8.47	10.82		7,475	1.72		1.72	(8)	4.68		15
C	8.02	0.39	0.46	0.85	(0.39)	—	—	(0.39)	8.48	10.85		128,723	1.68		1.68	(8)	4.72		15
I	8.03	0.47	0.46	0.93	(0.47)	—	—	(0.47)	8.49	11.93		81,795	0.68		0.68	(8)	5.72		15

The accompanying notes are an integral part of these financial statements.

40

Hartford Funds – Tax-Exempt Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Municipal Real Return Fund
For the Six-Month Period Ended April 30, 2015 (Unaudited)
A	$9.50	$0.13	$(0.17)	$(0.04)	$(0.13)	$—	$—	$(0.13)	$9.33	(0.41	)%(4)	$110,952	0.93	%(5)	0.80	%(5)	2.78	%(5)	15%
B	9.41	0.09	(0.15)	(0.06)	(0.10)	—	—	(0.10)	9.25	(0.67	)(4)	1,145	1.76	(5)	1.55	(5)	2.03	(5)	15
C	9.45	0.09	(0.16)	(0.07)	(0.10)	—	—	(0.10)	9.28	(0.78	)(4)	29,636	1.67	(5)	1.55	(5)	2.03	(5)	15
I	9.53	0.14	(0.17)	(0.03)	(0.14)	—	—	(0.14)	9.36	(0.28	)(4)	13,461	0.70	(5)	0.55	(5)	3.03	(5)	15
Y	9.48	0.14	(0.17)	(0.03)	(0.14)	—	—	(0.14)	9.31	(0.28	)(4)	19,405	0.63	(5)	0.55	(5)	3.03	(5)	15

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%		$115,957	0.90%		0.85%		2.89%		31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62		1,497	1.73		1.60		2.15		31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71		32,022	1.64		1.60		2.14		31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82		16,682	0.66		0.60		3.12		31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74		20,941	0.60		0.60		3.14		31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%		$124,008	0.88%		0.85%		2.51%		20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)		2,194	1.71		1.60		1.76		20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)		38,185	1.62		1.60		1.76		20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)		12,776	0.64		0.60		2.75		20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)		22,365	0.58		0.58		2.78		20

For the Year Ended October 31, 2012
A	$9.20	$0.27	$0.54	$0.81	$(0.28)	$—	$—	$(0.28)	$9.73	8.87%		$157,918	0.88%		0.85%		2.89%		61%
B	9.13	0.21	0.52	0.73	(0.21)	—	—	(0.21)	9.65	8.03		3,497	1.68		1.60		2.18		61
C	9.15	0.20	0.54	0.74	(0.21)	—	—	(0.21)	9.68	8.11		49,791	1.62		1.60		2.13		61
I	9.22	0.29	0.54	0.83	(0.30)	—	—	(0.30)	9.75	9.12		20,061	0.64		0.60		3.07		61
Y	9.18	0.30	0.52	0.82	(0.30)	—	—	(0.30)	9.70	9.08		27,549	0.58		0.58		3.18		61

For the Year Ended October 31, 2011(7)
A(9)	$9.50	$0.41	$(0.30)	$0.11	$(0.41)	$—	$—	$(0.41)	$9.20	1.28%		$137,766	0.90%		0.85%		4.52%		29%
B	9.43	0.34	(0.30)	0.04	(0.34)	—	—	(0.34)	9.13	0.54		4,565	1.70		1.60		3.75		29
C	9.46	0.34	(0.31)	0.03	(0.34)	—	—	(0.34)	9.15	0.43		43,214	1.64		1.60		3.72		29
I	9.52	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.22	1.53		10,671	0.64		0.60		4.71		29
Y	9.48	0.43	(0.30)	0.13	(0.43)	—	—	(0.43)	9.18	1.54		29,686	0.60		0.60		4.73		29

For the Year Ended October 31, 2010(7)
A	$9.11	$0.43	$0.40	$0.83	$(0.44)	$—	$—	$(0.44)	$9.50	9.26%		$156,092	0.86%		0.85%		4.69%		19%
B	9.04	0.36	0.40	0.76	(0.37)	—	—	(0.37)	9.43	8.53		7,376	1.67		1.60		3.94		19
C	9.07	0.36	0.40	0.76	(0.37)	—	—	(0.37)	9.46	8.50		47,918	1.62		1.60		3.94		19
I	9.13	0.46	0.39	0.85	(0.46)	—	—	(0.46)	9.52	9.52		8,343	0.62		0.60		4.93		19
Y	9.09	0.46	0.39	0.85	(0.46)	—	—	(0.46)	9.48	9.59		33,050	0.57		0.57		4.97		19

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable.
(4)	Not annualized.
(5)	Annualized.
(6)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.65%, 1.65% and 0.65% for Class A, Class B, Class C and Class I, respectively.
(7)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(8)	Excluding the expenses not subject to cap, the ratio would have been 0.90%, 1.70%, 1.66% and 0.66% for Class A, Class B, Class C and Class I, respectively.
(9)	Class L was merged into Class A on August 5, 2011.

The accompanying notes are an integral part of these financial statements.

41

Hartford Funds – Tax-Exempt Fixed Income Funds

Directors and Officers (Unaudited)

The Board of Directors of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (the “Companies”) appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Board of Directors of the companies (the “Directors”). Each Director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford Financial Services Group, Inc. (“The Hartford”) are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and one of the Company’s Directors, as noted in the chart below, are “interested” persons of the Fund. Each Director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of June 2015, collectively, consist of 68 funds. Correspondence may be sent to Directors and officers c/o Hartford Funds, 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each Director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for Directors, other directorships held. The Fund’s Statement of Additional Information contains further information on the Directors and is available free of charge by calling 1-888-843-7824 or writing to: Hartford Funds, P.O. Box 55022, Boston, MA 02205-5022.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or Directors who are employed by The Hartford.

Non-Interested Directors

Hilary E. Ackermann (1956) Director since 2014

Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011 and serves as a Director of Dynegy, Inc., an independent power company, from October 2012 to present.

Lynn S. Birdsong (1946) Director since 2003, Chairman of the Investment Committee since 2014

Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment Funds) (September 2014 to present) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board for each since 2004

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee since 2003

Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. Prior to joining Warburg Pincus, Ms. Jaffee served as Executive Vice President at Citigroup, from September 1995 to July 2004, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003). Ms. Jaffee served as a member of the Board of Directors of Broadridge Financial Solutions (November 2010 to November 2014). Ms. Jaffee currently serves as a member of the Board of Directors of Global Corp. Africa (a non-profit organization) (January 2015 to present) as well as a Trustee of Muhlenberg College.

42

Hartford Funds – Tax-Exempt Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee since 2005

In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee since 2002

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

James E. Davey (1964) Director since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.

Other Officers

Andrew S. Decker (1963) AML Compliance Officer since 2015

Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.

Michael Flook (1965) Vice President, Treasurer and Controller since 2015

Mr. Flook currently serves as the Treasurer of HFMG. Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund and the Retail Funds from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014.

43

Hartford Funds – Tax-Exempt Fixed Income Funds

Directors and Officers (Unaudited) – (continued)

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005

Mr. Macdonald currently serves as Assistant Secretary, Executive Vice President and Deputy General Counsel of HFD, HASCO, HFMC and HFMG. He also serves as Vice President of HLIC. Mr. Macdonald has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013

Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

Vernon J. Meyer (1964) Vice President since 2006

Mr. Meyer currently serves as Senior Vice President of HLIC. He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.

Laura S. Quade (1969) Vice President since 2012

Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Funds’ Form N-Q is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

44

Hartford Funds – Tax-Exempt Fixed Income Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of November 1, 2014 through April 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,012.40	$4.09	$1,000.00	$1,020.73	$4.11	0.82%	181	365
Class B	$1,000.00	$1,007.40	$7.86	$1,000.00	$1,016.96	$7.90	1.58%	181	365
Class C	$1,000.00	$1,008.60	$7.87	$1,000.00	$1,016.96	$7.90	1.58%	181	365
Class I	$1,000.00	$1,013.60	$2.85	$1,000.00	$1,021.97	$2.86	0.57%	181	365

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Beginning Account Value November 1, 2014	Ending Account Value April 30, 2015	Expenses paid during the period November 1, 2014 through April 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$995.90	$3.96	$1,000.00	$1,020.83	$4.01	0.80%	181	365
Class B	$1,000.00	$993.30	$7.66	$1,000.00	$1,017.11	$7.75	1.55%	181	365
Class C	$1,000.00	$992.20	$7.66	$1,000.00	$1,017.11	$7.75	1.55%	181	365
Class I	$1,000.00	$997.20	$2.72	$1,000.00	$1,022.07	$2.76	0.55%	181	365
Class Y	$1,000.00	$997.20	$2.72	$1,000.00	$1,022.07	$2.76	0.55%	181	365

45

Hartford Funds – Tax-Exempt Fixed Income Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Municipal Real Return Fund only) Actively trading investments may result in higher costs and higher taxable income.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Inflation-Protected Securities Risk: (Municipal Real Return Fund only) The market for inflation-protected securities may be less developed or liquid, and more volatile, than other securities markets.

Junk Bond Risk: (Municipal Opportunities Fund only) Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Market, Selection and Strategy Risk: A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, Fund could underperform its peers or lose money. There is no guarantee a Fund will achieve its stated objective.

Muni Bond Risk: Municipal securities are subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due), liquidity risk (the risk that an investment may be difficult to sell at an advantageous time or price), call risk (the risk that an investment may be redeemed early), and risks related to changes in the tax-exempt status of the securities.

46

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information .

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC

Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges, and expenses of Hartford Funds before investing. This and other information can be found in the prospectus and summary prospectus, which can be obtained by calling 888-843-7824 (or 800-279-1541 for institutional investors). Investors should read them carefully before they invest.

Hartford Funds are underwritten and distributed by Hartford Funds Distributors, LLC.

MFSAR-TEF15 6/15 118054 Printed in U.S.A.	hartfordfunds.com

Item 2. Code of Ethics.

    Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

    Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

    Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

    Not applicable

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

    Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

    Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

    Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment

Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There have been changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act)(“internal controls”) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. The internal controls were revised to reflect that State Street Bank and Trust Company now provides certain administrative and accounting services to the registrant.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: July 9, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 9, 2015	By:	/s/ James E. Davey
James E. Davey, President and Chief Executive Officer

Date: July 9, 2015	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller